                                                 REGISTRATION FILE NO. 33-82570
                                                                      811-04234
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                   FORM S-6
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933
                             OF SECURITIES OF UNIT
                  INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2

                       PRE-EFFECTIVE AMENDMENT NO.     [_]
                     POST-EFFECTIVE AMENDMENT NO. 25   [X]

                               -----------------

                        MONY AMERICA VARIABLE ACCOUNT L
                             (EXACT NAME OF TRUST)

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                              (NAME OF DEPOSITOR)

                               -----------------

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104 (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: 212-554-1234

                               -----------------

                                  DODIE KENT
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

                 PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

                          CHRISTOPHER E. PALMER, ESQ.
                             GOODWIN PROCTER, LLP
                           901 NEW YORK AVENUE, N.W.
                            WASHINGTON, D.C. 20001

                               -----------------

It is proposed that this filing will become effective (check appropriate box)
    [_]immediately upon filing pursuant to paragraph (b) of Rule 485
    [X]on April 30, 2012 pursuant to paragraph (b)(1)(vii) of Rule 485
    [_]60 days after filing pursuant to paragraph (a)(1) of Rule 485
    [_]on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:
    [_]this post-effective amendment designates a new effective date for a previously filed post-effective amendment

   TITLE OF SECURITIES BEING REGISTERED: Units of interests under separate account flexible premium variable universal life insurance policies.

================================================================================

MONY America Variable Account L
Variable Universal Life Insurance Policy


PROSPECTUS DATED MAY 1, 2012


Issued by
MONY Life Insurance Company of America
1290 Avenue of the Americas
New York, New York 10104

--------------------------------------------------------------------------------

This prospectus describes a variable universal life insurance policy issued by MONY Life Insurance Company of America (the "Company"), but is not itself a policy. This prospectus is a disclosure document and describes all of the policy's material features, benefits, rights and obligations, as well as other information. The description of the policy's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the policy are changed after the date of this prospectus in accordance with the policy, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

This policy is no longer being sold. This prospectus is used with current policy owners only. You should note that your policy features and charges, and your investment options, may vary depending on the state and/or the date on which you purchased your policy. For more information about the particular features, charges and options available to you, please contact your financial professional and/or refer to your policy.

ALLOCATION OF PREMIUMS AND FUND VALUES:

You can tell us what to do with your premium payments. You can also tell us what to do with the cash values your policy may create for you resulting from those premium payments.

You can tell us to place them into a separate account. That separate account is called MONY America Variable Account L.

If you do, you can also tell us to place your premium payments and fund values into any of the different subaccounts of MONY America Variable Account L listed below. Each of these subaccounts seeks to achieve a different investment objective. If you tell us to place your premium payments and cash values into one or more subaccounts of the separate account, you bear the risk that the investment objectives will not be met. That risk includes your not earning any money on your premium payments and cash values and also that your premium payments and cash values may lose some or all of their value.

You can also tell us to place some or all of your premium payments and cash values into our account. Our account is called the Guaranteed Interest Account. If you do, we will guarantee that those premium payments and cash values will not lose any value. We also guarantee that we will pay not less than 5% interest annually. We may pay more than 5% if we choose. Premium payments and cash values you place into the Guaranteed Interest Account become part of our assets.

If you choose to place your premium payments and fund values into the separate account, we will invest them in your choice of subac-counts of the variable account. Each subaccount invests in shares of one of the following portfolios:

-------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST -- CLASS B SHARES
-------------------------------------------------------------------------------
.. AXA Aggressive Allocation/(1)/        . AXA Moderate Allocation/(1)/
.. AXA Conservative Allocation/(1)/      . AXA Moderate-Plus Allocation/(1)/
.. AXA Conservative-Plus                 . Multimanager Small Cap Growth
  Allocation/(1)/
-------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND, INC. -- INITIAL SHARES
-------------------------------------------------------------------------------
.. Dreyfus Stock Index Fund, Inc.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IA SHARES
------------------------------------------------------------------------------
.. EQ/Calvert Socially Responsible       . EQ/Intermediate Government Bond/(2)/
.. EQ/Capital Guardian Research          . EQ/Money Market
.. EQ/Core Bond Index
------------------------------------------------------------------------------
 EQ ADVISORS TRUST -- CLASS IB SHARES
------------------------------------------------------------------------------
.. All Asset Growth-Alt 20/(2)/          . EQ/Montag & Caldwell Growth
.. EQ/Boston Advisors Equity Income      . EQ/Quality Bond PLUS
.. EQ/Equity Growth PLUS                 . EQ/T. Rowe Price Growth Stock
.. EQ/GAMCO Small Company Value          . EQ/UBS Growth and Income
.. EQ/MFS International Growth
------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE PRODUCTS (VIP) -- SERVICE CLASS SHARES
------------------------------------------------------------------------------
.. VIP Contrafund(R)
------------------------------------------------------------------------------
 JANUS ASPEN SERIES -- INSTITUTIONAL SHARES
------------------------------------------------------------------------------
.. Balanced                              . Forty
.. Enterprise                            . Worldwide

(1)Also referred to as an "AXA Allocation investment option" in this prospectus.

(2)This is the variable investment option's new name, effective on or about May 1, 2012. Please see "The Funds" later in this prospectus for the variable investment option's former name.


DEATH BENEFIT

We will pay a death benefit if you die before you reach age 95 while the policy is in effect. That death benefit will never be less than amount specified in the policy. It may be greater than the amount specified if the policy's cash values increase.

LIVING BENEFITS

You may ask for some or all of the policy's cash value at any time. If you do, we may deduct a surrender charge. You may borrow up to 90% of the policy's cash value from us at any time. You will have to pay interest to us on the amount borrowed.

CHARGES AND FEES

The policy allows us to deduct certain charges from the cash value. These charges are detailed in the policy and in this prospectus.

It may not be advantageous to replace existing life insurance coverage.

THESE ARE ONLY SOME OF THE TERMS OF THE POLICY. PLEASE READ THE PROSPECTUS CAREFULLY FOR MORE COMPLETE DETAILS OF THE POLICY.

This prospectus comes with prospectuses for AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Inc., Fidelity(R) Variable Insurance Products
(VIP) and Janus Aspen Series.

THE SECURITIES AND EXCHANGE COMMISSION ("SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

                                                                        MLA-EQM
                                                                        #235451

Contents of this Prospectus

--------------------------------------------------------------------------------


           ----------------------------------------------------------
           1. SUMMARY OF THE POLICY                                4
           ----------------------------------------------------------
           Important policy terms                                  4
           Purpose of the policy                                   4
           Policy premium payments and values                      4
           Charges and deductions                                  6
           Portfolio operating expenses                            7
           The death benefit                                       8
           Premium features                                        8
           MONY America Variable Account L                         8
           Allocation options                                      8
           Transfer of Fund Value                                  8
           Policy loans                                            8
           Full surrender                                          8
           Partial surrender                                       9
           Preferred partial surrender                             9
           Free Look Period                                        9
           Grace period and lapse                                  9
           Tax treatment of increases in Fund Value                9
           Tax treatment of death benefit                          9
           Riders                                                  9
           Contacting the Company                                  9
           State variations                                        9
           Replacement of existing coverage                        9


           ----------------------------------------------------------
           2.WHO IS MONY LIFE INSURANCE COMPANY OF
             AMERICA?                                             10
           ----------------------------------------------------------
           MONY Life Insurance Company of America                 10
           How to reach us                                        11
           MONY America Variable Account L                        11


           ----------------------------------------------------------
           3.THE FUNDS                                            12
           ----------------------------------------------------------
           Purchase of portfolio shares by MONY America Variable
             Account L                                            15


           ----------------------------------------------------------
           4.DETAILED INFORMATION ABOUT THE POLICY                16
           ----------------------------------------------------------
           Application for a policy                               16
           Right to examine a policy -- Free Look Period          17
           Premiums                                               17
           Allocation of net premiums                             18
           Death benefits under the policy                        19
           Changes in Specified Amount                            20
           Other optional insurance benefits                      21
           Benefits at maturity                                   22


-------------

2   CONTENTS OF THIS PROSPECTUS

        Policy values                                               22
        Determination of Fund Value                                 23
        Calculating Fund Value                                      23
        Calculating unit values for each subaccount                 24
        Transfer of Fund Value                                      24
        Disruptive transfer activity                                24
        Right to exchange policy                                    25
        Policy loans                                                25
        Full surrender                                              26
        Partial surrender                                           26
        Preferred partial surrender                                 27
        Grace period and lapse                                      27


        ---------------------------------------------------------------
        5.CHARGES AND DEDUCTIONS                                    29
        ---------------------------------------------------------------
        Deductions from premiums                                    30
        Daily deduction from MONY America Variable Account L        30
        Deductions from Fund Value                                  30
        Fund Charges                                                31
        Transaction and other charges                               32
        Fees and expenses of the Funds                              33
        Guarantee of certain charges                                33


        ---------------------------------------------------------------
        6.OTHER INFORMATION                                         34
        ---------------------------------------------------------------
        Federal income tax considerations                           34
        Voting of Fund shares                                       37
        Disregard of voting instructions                            38
        Report to policy owners                                     38
        Substitution of investments and right to change operations  38
        Changes to comply with law                                  38
        Variations among policies                                   38


        ---------------------------------------------------------------
        7.THE GUARANTEED INTEREST ACCOUNT                           39
        ---------------------------------------------------------------
        General description                                         39
        Limitations on amounts in the Guaranteed Interest Account   39
        Death Benefit                                               39
        Policy charges                                              39
        Transfers                                                   40
        Surrenders and policy loans                                 40


        ---------------------------------------------------------------
        8.MORE ABOUT THE POLICY                                     41
        ---------------------------------------------------------------
        Ownership                                                   41
        Beneficiary                                                 41
        Notification and claims procedures                          41
        Payments                                                    41
        Payment plan/settlement provisions                          41
        Payment in case of suicide                                  42
        Assignment                                                  42
        Errors on the application                                   42
        Incontestability                                            42
        Policy Illustrations                                        42
        Distribution of the policies                                42


        ---------------------------------------------------------------
        9.MORE ABOUT THE COMPANY                                    45
        ---------------------------------------------------------------
        Management                                                  45
        State regulation                                            51
        Telephone/fax/Internet transactions                         51
        Legal proceedings                                           51
        Registration Statement                                      51
        Independent registered public accounting firm               51
        Financial statements                                        51


        ---------------------------------------------------------------
        APPENDICES
        ---------------------------------------------------------------

            I  --  Appendix I                                      I-1
           II  --  Appendix II                                    II-1
          III  --  Appendix III                                  III-1

                                                 CONTENTS OF THIS PROSPECTUS 3

1. Summary of the policy


--------------------------------------------------------------------------------

This summary provides you with a brief overview of the more important aspects of your policy. It is not intended to be complete. More detailed information is contained in this prospectus on the pages following this Summary and in your policy. This summary and the entire prospectus will describe the part of the policy involving MONY America Variable Account L. The prospectus also briefly will describe the Guaranteed Interest Account. The Guaranteed Interest Account is also described in your policy. Before purchasing a policy, we urge you to read the entire prospectus carefully.

IMPORTANT POLICY TERMS

We are providing you with definitions for the following terms to make the description of the policy provisions easier for you to understand.

OUTSTANDING DEBT -- The unpaid balance of any loan which you request on the policy. The unpaid balance includes accrued loan interest which is due and has not been paid by you.

LOAN ACCOUNT -- An account to which amounts are transferred from the subaccounts of MONY America Variable Account L and the Guaranteed Interest Account as collateral for any loan you request. We will credit interest to the Loan Account at a rate not less than 5%. The Loan Account is part of the Company's General Account.

FUND VALUE -- The sum of the amounts under the policy held in each sub-account of MONY America Variable Account L, the Guaranteed Interest Account, and the Loan Account, and any interest thereon to secure Outstanding Debt.

CASH VALUE -- The Fund Value of the policy less any fund charge.

SURRENDER VALUE -- The Cash Value less any outstanding debt reduced by any unearned loan interest.

MINIMUM MONTHLY PREMIUM -- The amount the Company determines is necessary to keep the policy in effect for the first two policy years.

GUARANTEED INTEREST ACCOUNT -- This account is part of the general account of MONY Life Insurance Company of America (the "Company"). You may allocate all or a part of your net premium payments to this account. This account will credit you with a fixed interest rate (which will not be less than 5%) declared by the Company. (For more detailed information, see "The Guaranteed Interest Account.")

SPECIFIED AMOUNT -- The minimum death benefit for as long as the policy remains in effect.

VALUATION DATE -- Our "Valuation Date", or "business day", is generally any day the New York Stock Exchange ("NYSE") is open for regular trading and generally ends at 4:00 p.m. Eastern Time (or as of an earlier close of regular trading). A Valuation Date, or business day, does not include a day on which we are not open due to emergency conditions determined by the Securities and Exchange Commission. We may also close early due to such emergency conditions. Premium payments will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below

..   If your premium payment, transfer or any other transaction request containing all the required information reaches us on any of the following, we will use the next Valuation Date:

   -- on a non-Valuation Date ;

   -- after 4:00 p.m. Eastern Time on a Valuation Date; or

   -- after an early close of regular trading on the NYSE on a Valuation Date

PURPOSE OF THE POLICY

The policy offers insurance protection on the life of the insured. If the insured is alive on the anniversary of the policy date when the insured is age 95, a maturity benefit will be paid instead of a death benefit. The policy provides a death benefit equal to (a) its Specified Amount, or (b) its Specified Amount plus accumulated Fund Value, depending on the option you choose. The policy also provides surrender and loan privileges. The policy offers a choice of investment alternatives and an opportunity for the policy's Fund Value and its death benefit, to grow based on investment results. In addition, you, as owner of the policy, choose the amount and frequency of premium payments, within certain limits.

POLICY PREMIUM PAYMENTS AND VALUES

The premium payments you make for the policy are received by the Company. From those premium payments, the Company makes deductions to pay premium and other taxes imposed by state and local governments. The Company makes deductions to cover the cost to the Company of a deferred acquisition tax imposed by the United States government. The Company will also deduct a Sales Charge to cover the costs of making the policies available to the public. After deduction of these charges, the amount remaining is called the net premium payment.

You may allocate net premium payments among the various subaccounts of MONY America Variable Account L and/or the Guaranteed Interest Account. As owner of the policy, you may give the right to allocate net premium payments to someone else.

The net premium payments you allocate among the various subac-counts of MONY America Variable Account L may increase or decrease in value on any day depending on the investment experience of the subaccounts you select. Your death benefit may or may not increase or decrease depending on several factors including the death benefit option you choose. The death benefit will never decrease below the Specified Amount of your policy.

Net premium payments you allocate to the Guaranteed Interest Account will be credited with interest at a rate determined by the Company. That rate will not be less than 5%.

4   SUMMARY OF THE POLICY

The value of the net premium payments you allocate to MONY America Variable Account L and to the Guaranteed Interest Account are called the Fund Value. There is no guarantee that the policy's Fund Value and death benefit will increase. You bear the risk that the net premiums and Fund Value allocated to MONY America Variable Account L may be worth more or less while the policy remains in effect.

If you cancel the policy and return it to the Company during the Free Look Period, your premium payments will be returned by the Company. After the Free Look Period, you may cancel your policy by surrendering it to the Company. The Company will pay you the Fund Value minus a charge if you cancel your policy during the first fourteen years since the policy was issued or the Specified Amount increased. The Company will also deduct any amount you have borrowed from it from the amount it will pay you. The Fund Value minus Fund Charges and minus the amount of debt outstanding from loans you have received plus any unearned interest on the outstanding debt is called the Cash Value of the policy.

Charges and fees such as the cost of insurance, administrative charges, and mortality and expense risk charges are imposed under the policy. These charges and fees are deducted by the Company from the policy's Fund Value and are described in further detail below.

The policy remains in effect until the earliest of:

..   A grace period expiring without the payment of sufficient additional premium to cover policy charges or repayment of the Outstanding Debt.

..   Age 95.

..   Death of the insured.

..   Full surrender of the policy.

Generally, the policy remains in effect only as long as the Cash Value less any Outstanding Debt is sufficient to pay all monthly deductions. However, during the first two years the policy is in effect, the Company will determine an amount which if paid during those first two policy years will keep the policy and all rider coverages in effect for the first two policy years even if the Cash Value less any Outstanding Debt of the policy is not enough to pay monthly deductions. This amount is called the Minimum Monthly Premium. A choice of two Guaranteed Death Benefit Riders is also available at the time you purchase the policy. It will extend the time during which the Specified Amount of the policy and most riders may remain in effect. The Guaranteed Death Benefit Riders require the payment of an agreed upon amount of premiums and is discussed on the following page.


                                                      SUMMARY OF THE POLICY  5

CHARGES AND DEDUCTIONS

The policy provides for the deduction of the various charges, costs, and expenses from the Fund Value of the policy. These deductions are summarized in the table below. Additional details can be found in "Charges and deductions" later in this prospectus. For information concerning compensation paid for the sale of the policy, see "Distribution of the policies."

------------------------------------------------------------------------------------------------------------------------
                                               DEDUCTIONS FROM PREMIUMS
------------------------------------------------------------------------------------------------------------------------
SALES CHARGE
Varies based on number of years the policy has     Premiums paid during first ten policy years -- 4.00%
been in effect. It is a percentage of Premium      Premiums paid during policy years 11-20 -- 2.00%
paid.                                              Premiums paid after policy year 20 -- 0.00%
------------------------------------------------------------------------------------------------------------------------
TAX CHARGE                                         State and local -- 2.00%
------------------------------------------------------------------------------------------------------------------------
DAC CHARGE                                         Federal -- 1.25%
------------------------------------------------------------------------------------------------------------------------
                                 DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
------------------------------------------------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE
Maximum Annual Rate                                0.75% of subaccount value (0.002055% daily)
------------------------------------------------------------------------------------------------------------------------
                                              DEDUCTIONS FROM FUND VALUE
------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                           Current cost of insurance rate x net amount at risk at the beginning of the policy month
------------------------------------------------------------------------------------------------------------------------

ADMINISTRATIVE CHARGE
                                                                      EACH OF 1ST      EACH MONTH
Monthly charge based on Specified Amount of        SPECIFIED AMOUNT   12 POLICY MONTHS THEREAFTER
policy.                                            ----------------   ---------------- ----------
                                                   Less than $250,000 $31.50*          $6.50
                                                   $250,000-$499,999  $28.50*          $3.50
                                                   $500,000 or more   $25.00*          None
                                                   * Reduced by $5.00 for issue ages 0 through 17.
--------------------------------------------------------------------------------------------------

GUARANTEED DEATH BENEFIT CHARGE                    $0.01 per $1,000 of Specified Amount and certain Rider amounts.
Monthly Charge for Death Benefit Rider             Please note that the Rider requires that premiums on the policy itself be paid in order to remain in effect.
--------------------------------------------------------------------------------------------------------------------------

OPTIONAL INSURANCE BENEFITS CHARGE
Monthly Deduction for any other Optional
Insurance Benefits added by rider.                 As applicable.
-------------------------------------------------------------------------------------------------------------------------
                                              TRANSACTION AND OTHER CHARGES
-------------------------------------------------------------------------------------------------------------------------
Partial Surrender Fee                              The lesser of 2% of the amount surrendered or $25.
Transfer of Fund Value (at Company's option)       Maximum of $25 on each transfer in a policy year exceeding four./(1)/
-------------------------------------------------------------------------------------------------------------------------
SPECIAL SERVICES CHARGES
Wire transfer charge/(2)/                          Current and Maximum Charge: $90
Express mail charge/(2)/                           Current and Maximum Charge: $35
Policy illustration charge/(3)/                    Current and Maximum Charge: $25
Duplicate policy charge/(3)/                       Current and Maximum Charge: $35
Policy history charge/(3)(4)/                      Current and Maximum Charge: $50
Charge for returned payments/(3)/                  Current and Maximum Charge: $25
-------------------------------------------------------------------------------------------------------------------------

(1)Currently, there is no charge on transfers among investment options.

(2)Unless you specify otherwise, this charge will be deducted from the amount you request.
(3)The charge for this service must be paid using funds outside of your policy. Please see "Charges and expenses" below for more information.
(4)The charge for this service may be less depending on the policy history you request. Please see "Charges and expenses" below for more information.


--------------------------------------------------------------------------------
                                                                 ADMINISTRATIVE
FUND CHARGES                                       ISSUE AGE*     FUND CHARGE
ADMINISTRATIVE FUND CHARGE                         ----------     -----------
Administrative fund charge over 14 years based on  0-25            $2.50
a schedule.                                        26              3.00
 Factors per $1,000 of Specified Amount vary       27              3.50
based on issue age.                                28              4.00
                                                   29              4.50
                                                   30 or higher    5.00
--------------------------------------------------------------------------------

6   SUMMARY OF THE POLICY

----------------------------------------------------------------------------------------------------------------------------
FUND CHARGES                                       ISSUE AGE*                             PERCENTAGE
SALES FUND CHARGE                                  ----------                             ----------
Percentage of premiums paid in the first 5 years,  0-17                                     50%
up to a maximum                                    18-65                                    75
amount of premiums called the target premium       66                                       70
calculated based on a                              67                                       65
schedule over 14 years.                            68                                       60
                                                   69                                       55
                                                   70 or higher                             50
                                                   * Issue Ages are restricted on Policies offered to residents of, or is-
                                                   sued for delivery in, the State of New Jersey to ages in excess of 17.

                                                   The Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year.
----------------------------------------------------------------------------------------------------------------------------

PORTFOLIO OPERATING EXPENSES

MONY America Variable Account L is divided into subdivisions called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio. Each portfolio pays a fee to its investment adviser to manage the portfolio. You also bear your proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option you are using. This table shows the lowest and highest total operating expenses currently charged by any of the portfolios that you will pay periodically during the time that you own the policy. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE TRUST PROSPECTUS FOR THAT PORTFOLIO.


----------------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2011 (expenses that are deducted from               Lowest Highest
Portfolio assets including management fees, 12b-1 fees,service fees, and/or other expenses)/(1)/  0.27%  1.31%
-                                                                                                 --------------


(1)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2011, if applicable, and for the underlying portfolios. The "Lowest" represents the total annual operating expenses of the Dreyfus Stock Index Portfolio. The "Highest" represents the total annual operating expenses of the All Asset Growth-Alt 20 Portfolio.


                                                      SUMMARY OF THE POLICY  7

THE DEATH BENEFIT

The minimum initial Specified Amount is $100,000. You may elect one of two options to compute the amount of death benefit payable under the policy. Your selection may increase the death benefit.

OPTION I -- The death benefit equals the greater of:

(a)The Specified Amount in force on the date of death plus the increase in Fund Value since the last Monthly Anniversary Day, and

(b)Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option I, favorable investment performance will reduce the cost you pay for the death benefit. This reduction will decrease the deduction from Fund Value.

OPTION II -- The death benefit equals the greater of:

(a)The Specified Amount in force on the date of death, plus the Fund Value on the date of death, and

(b)The Fund Value on the date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

If you choose Option II, favorable investment performance will increase the Fund Value of the Policy which in turn increases insurance coverage.

You may change the death benefit option and increase or decrease the Specified Amount, subject to certain conditions. See "Death benefits under the policy."

When you apply for insurance, you can purchase either of two benefit periods under the Guaranteed Death Benefit Rider. This rider provides a guarantee that the Specified Amount under the policy and most rider coverages will remain in effect during the applicable benefit period. At issue, you can elect either one of two benefit periods as follows: (a) the later of the insured's age 75, or ten years from the date of the policy, or (b) the Maturity Date regardless of the policy's Cash Value. (See "Detailed information about the policy -- Guaranteed Death Benefit Rider.")

PREMIUM FEATURES

You must pay premiums equal to at least the amount necessary to keep the policy in effect for the first two policy years. After that, subject to certain limitations, you may choose the amount and frequency of premium payments as your financial situation and needs change.

When you apply for a policy, you determine the level amount you intend to pay at fixed intervals over a specified period of time. You elect to receive a premium notice on an annual, semiannual, or quarterly basis. However, you may choose to skip or stop making premium payments, your policy continues in effect until the Cash Value, less any Outstanding Debt, can no longer cover (1) the monthly deductions from the Fund Value for your policy, and (2) any optional insurance benefits added by rider. You may pay premiums under the electronic funds transfer program. Under this program, you authorize the Company to withdraw the amount you determine from your checking account each month.

The amount, frequency and period of time over which you pay premiums may affect whether or not the policy will be classified as a modified endowment contract. You will find more information on the tax treatment of life insurance contracts, including modified endowment contracts under "Federal income tax considerations."

The payment of premiums you specified on the application will not guarantee that your policy will remain in effect. See "Grace period and lapse." If any premium payment would result in an immediate increase in the net amount at risk, the Company may, (1) reject a part of the premium payment, or (2) limit the premium payment, unless you provide satisfactory evidence of insurability.

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account whose assets are owned by the Company. See "MONY America Variable Account L."

ALLOCATION OPTIONS

You may allocate premium payments and Fund Values among the various subaccounts of MONY America Variable Account L. Each of the subaccounts uses premium payments and Fund Values to purchase shares of a designated portfolio of AXA Premier VIP Trust, EQ Advisors Trust, Dreyfus Stock Index Fund, Fidelity Variable Insurance Products (VIP), or Janus Aspen Series (collectively the "Funds"). The subaccounts available under the policy are described in "The Funds."

The policy is between you and MONY Life Insurance Company of America. The policy is not an investment advisory account, and MONY Life Insurance Company of America is not providing any investment advice or managing the allocations under your policy. In the absence of a specific written arrangement to the contrary, you, as the owner of the policy, have the sole authority to make investment allocations and other decisions under the policy. Your AXA Advisors' financial professional is acting as a broker-dealer registered representative, and is not authorized to act as an investment advisor or to manage the allocations under your policy. If your financial professional is a registered representative with a broker-dealer other than AXA Advisors, you should speak with him/her regarding any different arrangements that may apply.

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts. Subject to certain limitations, you may also transfer between the subaccounts and the Guaranteed Interest Account. Transfers may be made by telephone if the proper form has been completed, signed and filed at the Company's Syracuse Operations Center. See "Transfer of Fund Value" under "Detailed information about the policy" for more information.

POLICY LOANS

You may borrow up to 90% of your policy's Cash Value from the Company. Your policy will be the only security required for a loan. See "Policy loans" under "Detailed information about the policy" for more information.

The amount of Outstanding Debt reduced by any unearned interest is subtracted from your death benefit. Your Outstanding Debt reduced by any unearned interest is repaid from the proceeds of a full surrender. See "Full surrender." Outstanding Debt may also affect the continuation of the policy. See "Grace period and lapse." The Company charges interest on policy loans. If you do not pay the interest when due, the amount due will be borrowed from the policy's Cash Value and will become part of the Outstanding Debt.

FULL SURRENDER

You can surrender the policy during the insured's lifetime and receive its Cash Value, which equals (a) Fund Value, minus (b) any fund sur-

8   SUMMARY OF THE POLICY
render charge, and minus (c) any Outstanding Debt plus any unearned loan interest. See "Full surrender" under "Detailed information about the policy" for more information.

PARTIAL SURRENDER

You may request a partial surrender after your Policy has been in effect for 2 years if your Cash Value after the deduction of the requested surrender amount and any fees is greater than $500 and the resulting Specified Amount is not less than the minimum we then allow. If the requested amount exceeds the amount available, we will reject your request. A partial surrender will decrease the Specified Amount. See "Partial surrender" under "Detailed information about the policy" for more information.

Partial surrenders must be for at least $500. A partial surrender fee of $25 or 2% of the amount surrendered (whichever is less) will be assessed against the remaining Fund Value. A portion of the fund charge may be assessed on a partial surrender.

PREFERRED PARTIAL SURRENDER

You may request up to 10% of your Policy's Cash Value without reducing the Specified Amount of your policy and without incurring a fund charge. The maximum amount available for preferred partial surrenders during a policy year will be determined on the date of the first surrender in that policy year. You may make this request after your Policy has been in effect for two years. You will have to pay the partial surrender fee. See "Preferred partial surrender" under "Detailed information about the policy" for more information.

FREE LOOK PERIOD

This is provided for informational purposes only. Since these policies are no longer available to new purchasers, this cancellation provision is no longer applicable.

You have the right to examine the policy when you receive it. You may return the policy for any reason and obtain a full refund of the premium you paid if you return your policy within 10 days (or longer in some states) after you receive it. You may also return the policy within 45 days after the date you sign the application for the policy. During the Free Look Period, net premiums will be allocated to the Money Market Subaccount of the Variable Account. See "Right to examine a Policy -- Free Look Period."

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1)it has a Cash Value, less any Outstanding Debt, greater than zero;

(2)you have purchased the Guaranteed Death Benefit Rider, and you have met all the requirements of that Rider; or

(3)during the first two policy years if on each monthly anniversary the sum of the premiums paid minus the sum of partial surren- ders (and related fees) and any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

If the policy is about to terminate (or lapse), we will give you notice that you must pay additional premiums. That notice will tell you what the minimum amount you must pay is if the policy is to remain in effect and the date by which we must receive that amount (this period is called the "grace period").

In addition, we calculate each month whether you have paid the premiums required to be paid by your Guaranteed Death Benefit Rider. See "Choice of Guaranteed Death Benefit Riders." If your policy does not meet the test on that date, a notice will be sent to you giving you 61 days from its date to make additional payments to the Rider. See "Grace period and lapse."

You must understand that after the first two policy years, the policy can lapse even if the scheduled premium payments are made unless you have met the requirements of the Guaranteed Death Benefit Rider.

TAX TREATMENT OF INCREASES IN FUND VALUE


The federal income tax laws generally tie the taxation of Fund Values to your receipt of those Fund Values. Certain policy loans may be taxable. You can find information on the tax treatment of the policy under "Federal income tax considerations."


TAX TREATMENT OF DEATH BENEFIT


Generally, the death benefit will be fully excludable from the gross income of the beneficiary under the Internal Revenue Code. Thus the death benefit received by the beneficiary at the death of the insured will generally not be subject to federal income taxes when received by the beneficiary. See "Federal income tax considerations."


RIDERS

Additional optional insurance benefits may be added to the policy by an addendum called a rider. There are six riders available with this policy:

..   Guaranteed Death Benefit Rider

..   Spouse's Term Rider (This rider is no longer available for new elections.)

..   Children's Term Insurance Rider

..   Accidental Death Benefit Rider

..   Purchase Option Rider

..   Waiver of Monthly Deductions Rider

CONTACTING THE COMPANY

All written requests, notices, and forms required by the policies, and any questions or inquiries should be directed to the Company's Operations Center at 100 Madison Street, Syracuse, New York 13202, 1-800-487-6669.

STATE VARIATIONS

Policies issued in your state may provide different features and benefits from those described in this Prospectus. Any state variations in the policy are covered in a special policy form for use in that state. This Prospectus provides a general description of the policies. Your actual policy and any endorsements are the controlling documents. If you would like to review a copy of the policy or any endorsements, contact the Company's Operations Center.

REPLACEMENT OF EXISTING COVERAGE

Generally, it is not advisable to purchase an insurance policy as a replacement for existing coverage. Before you buy a life insurance policy, ask your agent if changing, or adding to, current insurance coverage would be advantageous. Do not base your decision to replace existing coverage solely on a comparison of policy illustrations.

                                                      SUMMARY OF THE POLICY  9

2. Who is MONY Life Insurance Company of America?

--------------------------------------------------------------------------------

MONY LIFE INSURANCE COMPANY OF AMERICA


We are MONY Life Insurance Company of America (the "Company"), an Arizona stock life insurance corporation organized in 1969. The Company is an indirect, wholly-owned subsidiary of AXA Financial, Inc., (the "parent") a holding company, which is itself an indirect, wholly-owned subsidiary of AXA SA ("AXA"). AXA is a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of the Company, and under its other arrangements with the Company and its parent, AXA exercises significant influence over the operations and capital structure of the Company and its parent. AXA holds its interest in the Company through a number of other intermediate holding companies, including Oudinot Participations, AXA America Holdings, Inc., AXA Equitable Financial Services, LLC and MONY Life Insurance Company, a life insurance company. The Company is obligated to pay all amounts that are promised to be paid under the policies. No company other than the Company, however, has any legal responsibility to pay amounts that the Company owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $508.0 billion in assets as of December 31, 2011. The Company is licensed to sell life insurance and annuities in forty-nine states (not including New
York), the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.


10  WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA?

HOW TO REACH US

To obtain (1) any forms you need for communicating with us, (2) unit values and other values under your policy, and (3) any other information or materials that we provide in connection with your policy or the Portfolios, you may communicate with our Operations Center as listed below for the purposes described. Please refer to "Telephone/Fax/Web Transactions" for effective dates for processing telephone, Internet, and facsimile requests, later in this prospectus. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed (for example our fax service may not be available at all times and/or we may be unavailable due to emergency closing). In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location, as follows:
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CHECKS:

FOR SUBSEQUENT CONTRIBUTIONS SENT BY REGULAR MAIL:

  MONY Life Insurance Company of America
  P.O. Box 5064
  New York, NY 10087-5064

FOR SUBSEQUENT CONTRIBUTIONS SENT BY EXPRESS DELIVERY:

  JPMorgan Chase - Lockbox Processing
  Lockbox - MONY Life Insurance Company of America - LBX 5064
  4 Chase Metrotech Center
  7th Floor East
  Brooklyn, NY 11245
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CHECKS:

FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY MAIL:

  MONY Life Insurance Company of America
  Policyholder Services
  100 Madison Street
  Syracuse, New York 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Where this Prospectus refers to the day when we receive a contribution, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last thing necessary for us to process that item) arrives in complete and proper form at our processing office or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day. Our Operations Center is: 100 Madison Street, Syracuse, New York 13202.
--------------------------------------------------------------------------------
 BY TOLL-FREE PHONE:

Customer service representatives are available weekdays from 9AM to 5PM,
Eastern Time, at 1-800-487-6669.
--------------------------------------------------------------------------------
 BY INTERNET:

You may register for online account access at www.axa-equitable.com. Our website provides access to account information and customer service. After registering, you can view account details, perform certain transactions, print customer service forms and find answers to common questions.

You can also change your allocation percentages, transfer among investment options, make a payment, request a loan, and/or change your address (1) by toll-free phone and assisted service, (2) over the Internet, through axa-equitable.com, or (3) by writing our Operations Center. For more information about the transaction requests you can make by phone, fax or Internet, see "Telephone/fax/Internet transactions" later in this prospectus.

                              -------------------

MONY AMERICA VARIABLE ACCOUNT L

MONY America Variable Account L is a separate investment account of the Company. Presently, only premium payments and cash values of flexible premium variable life insurance policies are permitted to be allocated to MONY America Variable Account L. The assets in MONY America Variable Account L are kept separate from the general account assets and other separate accounts of the Company.

The Company owns the assets in MONY America Variable Account L. The Company is required to keep assets in MONY America Variable Account L that equal the total market value of the policy liabilities funded by MONY America Variable Account L. Realized or unrealized income gains or losses of MONY America Variable Account L are credited or charged against MONY America Variable Account L assets without regard to the other income, gains or losses of the Company. Reserves and other liabilities under the policies are assets of MONY America Variable Account L. MONY America Variable Account L assets are not chargeable with liabilities of the Company's other businesses.

Fund Values of the policy allocated to the Guaranteed Interest Account are held in the Company's general account. The Company's general account assets are subject to the liabilities from the businesses the Company conducts. In addition, the Company may transfer to its general account any assets that exceed anticipated obligations of MONY America Variable Account L. We may withdraw amounts from MONY America Variable Account L that represent our investments in MONY America Variable Account L or that represent fees and charges under the policies that we have earned. All obligations of the Company under the policy are general corporate obligations of the Company. The Company may accumulate in MONY America Variable Account L proceeds from various policy charges and investment results applicable to those assets.

MONY America Variable Account L was authorized by the Board of Directors of the Company and established under Arizona law on February 19, 1985. MONY America Variable Account L is registered with the SEC as a unit investment trust.

MONY America Variable Account L is divided into subdivision called subaccounts. Each subaccount invests exclusively in shares of a designated portfolio of the Funds. For example, the EQ/Core Bond Index Subaccount invests solely in shares of the EQ Advisors Trust EQ/Core Bond Index Portfolio. These portfolios serve only as the underlaying investment for variable annuity and variable life insurance contracts issued through separate accounts of the Company or other life insurance companies. The portfolios may also be available to certain pension accounts. The portfolios are not available directly to individual investors. In the future, the Company may establish additional subaccounts within MONY America Variable Account L. Future subaccounts may invest in other portfolios of the Funds or in other securities. Not all subaccounts are available to you.

                              WHO IS MONY LIFE INSURANCE COMPANY OF AMERICA? 11

3. The Funds

--------------------------------------------------------------------------------


We offer both affiliated and unaffiliated Trusts, which in turn offer one or more portfolios. AXA Equitable Funds Management Group, LLC, a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some Portfolios, AXA Equitable Funds Management Group, LLC has entered into sub-advisory agreements with investment advisers (the "sub-advisers") to carry out the day-to-day investment decisions for the Portfolios. As such, AXA Equitable Funds Management Group, LLC oversees the activities of the sub-advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.

You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from affiliated portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the portfolios' average daily net assets. The affiliated portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the sub-advisers' respective portfolios. It may be more profitable for us to offer affiliated portfolios than to offer unaffiliated portfolios.


AXA Equitable or the Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated portfolios' average daily net assets. The Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective portfolios.

As a policy owner, you may bear the costs of some or all of these fees and payments through your indirect investment in the portfolios. (See the portfolios' prospectuses for more information.) These fees and payments will reduce the underlying portfolios' investment returns. AXA Equitable may profit from these fees and payments.

AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying portfolios. These fees and payment arrangements may create an incentive for us to select portfolios (and classes of shares of portfolios) that pay us higher amounts.

Although the investment objectives and policies of certain Funds or their portfolios are similar to the investment objectives and policies of other Funds or portfolios that may be managed or sponsored by the same investment adviser, manager, or sponsor, we do not represent or assure that the investment results will be comparable to any other Fund or portfolio, even where the investment adviser or manager is the same. Differences in portfolio size, actual investments held, expenses, and other factors all contribute to differences in performance. For all of these reasons, you should expect investment results to differ. In particular, certain Funds or portfolios available through the policy may have names similar to Funds or portfolios not available through the policy. The performance of any Fund or portfolio not available through the policy is not indicative of performance of the similarly named Fund or portfolio available through the policy.


The AXA Allocation Portfolios and the All Asset Allocation Portfolio offer policy owners a convenient opportunity to invest in other portfolios that are managed and have been selected for inclusion in the AXA Allocation Portfolios and the All Asset Allocation Portfolio by AXA Equitable Funds Management Group, LLC. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such portfolios to policy owners and/or suggest, incidental to the sale of this contract, that policy owners consider whether allocating some or all of their account value to such portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Allocation Portfolios and the All Asset Allocation Portfolio than certain other portfolios available to you under your policy. Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

As described in more detail in the underlying Portfolio prospectuses, the AXA Allocation Portfolios, the All Asset Allocation Portfolio, and certain other affiliated Portfolios use futures and options to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is high. This strategy is designed to reduce the risk of market losses from investing in equity securities. However, this strategy may result in periods of underperformance, including those when the specified benchmark index is appreciating, but market volatility is high. As a result, your Fund Value may rise less than it would have without these defensive actions.

The investment strategies of the Portfolios are designed to reduce the overall volatility of your Fund Value. The reduction in volatility permits us to more effectively and efficiently provide the guarantees under the policy. This approach, while reducing volatility, may also suppress the investment performance of your policy.


The following table lists the portfolios that correspond to the subaccounts of MONY America Variable Account L that are currently available to you under the policy, their objective, and the names of the portfolio investment adviser and subadvisers, as applicable. Before you choose a subaccount to which to allocate your net premium payments and to transfer Fund Value, carefully read the prospectus for each Fund, along with this

12  THE FUNDS
prospectus. Please call your agent or our Operations Center to obtain Fund prospectuses. There is no assurance that any of the portfolios will meet objectives. We do not guarantee any minimum value for amounts allocated to MONY America Variable Account L. You bear the investment risk of investing in the portfolios.



-----------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST --
 CLASS B SHARES                                                                        INVESTMENT MANAGER (OR
 PORTFOLIO NAME                       OBJECTIVE                                        SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE ALLOCATION             Seeks long-term capital appreciation.            .   AXA Equitable Funds Management
                                                                                           Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE                      Seeks a high level of current income.            .   AXA Equitable Funds Management
  ALLOCATION                                                                               Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE-PLUS                 Seeks current income and growth of capital,      .   AXA Equitable Funds Management
  ALLOCATION                          with a greater emphasis on current income.           Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE ALLOCATION               Seeks long-term capital appreciation and         .   AXA Equitable Funds Management
                                      current income.                                      Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS                     Seeks long-term capital appreciation and         .   AXA Equitable Funds Management
  ALLOCATION                          current income, with a greater emphasis on           Group, LLC
                                      capital appreciation.
-----------------------------------------------------------------------------------------------------------------------------
MULTIMANAGER SMALL CAP                Seeks to achieve long-term growth of capital     .   AXA Equitable Funds Management
  GROWTH                              with an emphasis on risk-adjusted returns and        Group, LLC
                                      managing volatility in the Portfolio.            .   BlackRock Investment Management,
                                                                                           LLC
                                                                                       .   Lord, Abbett & Co. LLC
                                                                                       .   Morgan Stanley Investment
                                                                                           Management Inc.
                                                                                       .   NorthPointe Capital, LLC
-----------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES               SHARE                                                   INVESTMENT MANAGER (OR
 PORTFOLIO NAME                CLASS  OBJECTIVE                                        SUB-ADVISER(S), AS APPLICABLE)
-----------------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH - ALT 20/(1)/ IB     Seeks long-term capital appreciation and         .   AXA Equitable Funds Management
                                      current income.                                      Group, LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS EQUITY      IB     Seeks a combination of growth and income to      .   Boston Advisors, LLC
  INCOME                              achieve an above-average and consistent total
                                      return.
-----------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY            IA     Seeks to achieve long-term capital appreciation. .   Calvert Investment Management Inc.
  RESPONSIBLE
-----------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN            IA     Seeks to achieve long-term growth of capital.    .   Capital Guardian Trust Company
  RESEARCH
-----------------------------------------------------------------------------------------------------------------------------
EQ/CORE BOND INDEX             IA     Seeks to achieve a total return before expenses  .   AXA Equitable Funds Management
                                      that approximates the total return performance       Group, LLC
                                      of the Barclays Intermediate U.S.                .   SSgA Funds Management, Inc.
                                      Government/Credit Index, including reinvestment
                                      of dividends, at a risk level consistent with
                                      that of the Barclays Intermediate U.S.
                                      Government/Credit Index.
-----------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY GROWTH PLUS          IB     Seeks to achieve long-term growth of capital     .   AXA Equitable Funds Management
                                      with an emphasis on risk-adjusted returns            Group, LLC
                                      managing volatility in the Portfolio.            .   BlackRock Capital Management, Inc.
                                                                                       .   BlackRock Investment Management,
                                                                                           LLC
-----------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL COMPANY         IB     Seeks to maximize capital appreciation.          .   GAMCO Asset Management, Inc.
  VALUE
-----------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE                IA     Seeks to achieve a total return before expenses  .   AXA Equitable Funds Management
  GOVERNMENT BOND/(2)/                that approximates the total return performance       Group, LLC
                                      of the Barclays Capital Intermediate U.S.        .   SSgA Funds Management, Inc.
                                      Government Bond Index, including reinvestment
                                      of dividends, at a risk level consistent with
                                      that of the Barclays Capital Intermediate U.S.
                                      Government Bond Index.
-----------------------------------------------------------------------------------------------------------------------------


                                                                  THE FUNDS  13

---------------------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST --
 CLASS IB SHARES                     SHARE                                                 INVESTMENT MANAGER (OR
 PORTFOLIO NAME                      CLASS  OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
EQ/MFS INTERNATIONAL                 IB     Seeks to achieve capital appreciation.         .   Massachusetts Financial Services
  GROWTH                                                                                       Company d/b/a MFS Investment
                                                                                               Management
---------------------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET                      IA     Seeks to obtain a high level of current        .   The Dreyfus Corporation
                                            income, preserve its assets and maintain
                                            liquidity.
---------------------------------------------------------------------------------------------------------------------------------
EQ/MONTAG & CALDWELL                 IB     Seeks to achieve capital appreciation.         .   Montag & Caldwell, LLC
  GROWTH
---------------------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS                 IB     Seeks to achieve high current income           .   AllianceBernstein L.P.
                                            consistent with moderate risk to capital.      .   AXA Equitable Funds Management
                                                                                               Group, LLC
---------------------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE GROWTH              IB     Seeks to achieve long-term capital             .   T. Rowe Price Associates, Inc.
  STOCK                                     appreciation and secondarily, income.
---------------------------------------------------------------------------------------------------------------------------------
EQ/UBS GROWTH AND                    IB     Seeks to achieve total return through capital  .   UBS Global Asset Management
  INCOME                                    appreciation with income as a secondary            (Americas) Inc.
                                            consideration.
---------------------------------------------------------------------------------------------------------------------------------
 DREYFUS STOCK INDEX FUND, INC. --                                                         INVESTMENT MANAGER (OR
 INITIAL SHARES                             OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
DREYFUS STOCK INDEX FUND,                   The fund seeks to match the total return of    .   The Dreyfus Corporation
  INC.                                      the Standard & Poor's(R) 500 Composite Stock   .   Index Fund Manager: Mellon
                                            Price Index.                                       Capital Management
---------------------------------------------------------------------------------------------------------------------------------
 FIDELITY(R) VARIABLE INSURANCE                                                            INVESTMENT MANAGER (OR
 PRODUCTS (VIP) -- INITIAL CLASS            OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP CONTRAFUND(R)               Seeks long-term capital appreciation.          .   Fidelity Management and Research
  PORTFOLIO                                                                                    Company (FMR)
---------------------------------------------------------------------------------------------------------------------------------
 JANUS ASPEN SERIES --                                                                     INVESTMENT MANAGER (OR
 INSTITUTIONAL SHARES                       OBJECTIVE                                      SUB-ADVISER(S), AS APPLICABLE)
---------------------------------------------------------------------------------------------------------------------------------
BALANCED PORTFOLIO                          Seeks long-term capital growth, consistent     .   Janus Capital Management LLC
                                            with preservation of capital and balanced by
                                            current income.
---------------------------------------------------------------------------------------------------------------------------------
ENTERPRISE PORTFOLIO                        Seeks long-term growth of capital.             .   Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------------------
FORTY PORTFOLIO                             Seeks long-term growth of capital.             .   Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------------------
WORLDWIDE PORTFOLIO                         Seeks long-term growth of capital.             .   Janus Capital Management LLC
---------------------------------------------------------------------------------------------------------------------------------


(1)This is the Portfolio's new name, effective on or about May 21, 2012, subject to regulatory approval. The Portfolio's former name was All Asset Allocation.

(2)This is the portfolio's new name, effective on or about May 1, 2012. The portfolio's former name was EQ/Intermediate Government Bond Index.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. SHARE CLASSES, WHERE APPLICABLE, ARE DEFINED IN THE CORRESPONDING FUND PROSPECTUS. THE PROSPECTUSES FOR THE FUND CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF FUND PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-487-6669.


14  THE FUNDS

PURCHASE OF PORTFOLIO SHARES BY MONY AMERICA VARIABLE ACCOUNT L

The Company purchases shares of each portfolio for the corresponding sub-account at net asset value, i.e. without a sales load. Generally, all dividends and capital gains distributions received from a portfolio are automatically reinvested in the portfolio at net asset value. The Company, on behalf of MONY America Variable Account L, may elect not to reinvest dividends and capital gains distributions. The Company redeems Fund shares at net asset value to make payments under the Policies.

Fund shares are offered only to insurance company separate accounts. The insurance companies may or may not be affiliated with the Company or with each other. This is called "shared funding." Shares may also be sold to separate accounts to serve as the underlying investments for variable life insurance policies, variable annuity policies and qualified plans. This is called "mixed funding." Currently, the Company does not foresee any disadvantages to policy owners due to mixed or shared funding. However, differences in tax treatment or other considerations may at some time create conflict of interests between owners of various contracts. The Company and the Boards of Directors of the Funds, and any other insurance companies that participate in the Funds are required to monitor events to identify material conflicts. If there is a conflict because of mixed or shared funding, the Company might be required to withdraw the investment of one or more of its separate accounts from the Funds. This might force the Funds to sell securities at disadvantageous prices.

The investment objectives of each of the portfolios is substantially similar to the investment objectives of the subaccount which purchases shares of that portfolio. No portfolio can assure you that its objective will be achieved. You will find more detailed information in the prospectus of each Fund that you received with this prospectus. The Funds' prospectuses include information on the risks of each portfolio's investments and investment techniques.

THE FUNDS' PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE READ CAREFULLY BEFORE INVESTING.

                                                                  THE FUNDS  15

4. Detailed information about the policy

--------------------------------------------------------------------------------

The Fund Value in MONY America Variable Account L and the Guaranteed Interest Account provide many of the benefits of your policy. The information in this section describes the benefits, features, charges, and other major provisions of the policies and the extent to which those benefits depend upon the Fund Value.

APPLICATION FOR A POLICY

The policy design meets the needs of individuals as well as for corporations who provide coverage and benefits for key employees. A purchaser must complete an application and personally deliver it to a licensed agent of the Company, who is also a registered representative of AXA Advisors, LLC ("AXA Advisors"). The licensed agent submits the application to the Company. The policy may also be sold through other broker-dealers authorized under the law. (See "More about the policy -- Distribution of the policies"). A policy can be issued on the life of an insured for ages up to and including 80 with evidence of insurability that satisfies the Company. Policies offered to residents of, or issued for delivery in, the State of Maryland may only be issued on the life of an Insured for Ages up to and including Age 70 with evidence of insurability satisfactory to the Company. Policies offered to residents of, or issued for delivery in, the State of New Jersey may only be issued on the lives of Insureds between the Ages of 18 and 70, depending upon the health and smoking status of the Insured applicants. The age of the insured is the age on his or her birthday nearest to the date of the policy. The Company accepts the application subject to its underwriting rules, and may request additional information or reject an application.

The minimum Specified Amount you may apply for is $100,000. However, the Company reserves the right to revise its rules at any time to require a different minimum Specified Amount at issue for subsequently issued policies.

Each policy is issued with a policy date. The policy date is used to determine the policy months and years, and policy monthly, quarterly, semi-annual and annual anniversaries. The policy date is stated on page 1 of the policy. The policy date will normally be the later of (1) the date that delivery of the policy is authorized by the Company ("Policy Release Date"), or (2) the policy date requested in the application. No premiums may be paid with the application except under the temporary insurance procedures defined below.

TEMPORARY INSURANCE COVERAGE

If you want insurance coverage before the Policy Release Date, and are more than 15 days old and not more than 70 years old, you may be eligible for a temporary insurance agreement. You must complete an application for the policy and give it to the Company's licensed agent. The application contains a number of questions about your health. Your eligibility for temporary coverage will depend upon your answers to those questions. In addition, you must complete and sign the Temporary Insurance Agreement Form. You must also submit payment for at least one Minimum Monthly Premium for the Policy as applied for. Your coverage under the Temporary Insurance Agreement starts on the date you sign the form and pay the premium amount, or if later, the requested policy date. See "Premiums -- Premium flexibility."

Coverage under the Temporary Insurance Agreement ends (except for contracts issued in Kansas) on the earliest of:

..   the Policy Release Date, if the policy is issued as applied for;

..   the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

..   no later than 90 days from the date the Temporary Insurance Agreement is signed;

..   the 45th day after the form is signed if you have not finished the last required medical exam;

..   5 days after the Company sends notice to you that it declines to issue any policy; and

..   the date you tell the Company that the policy will be refused.

For contracts issued in Kansas, coverage under the Temporary Insurance Agreement ends on the earliest of:

..   the Policy Release Date, if the policy is issued as applied for;

..   the 15th day after the Policy Release Date or the date the policy takes effect, if the policy is issued other than as applied for;

..   the date you tell the Company that the policy will be refused; and

..   the day written notice of the declination and refund of premium is provided to the applicant.

If the insured dies during the period of temporary coverage, the death benefit will be:

(1)the insurance coverage applied for (including any optional riders) up to $500,000, less

(2)the deductions from premium and the monthly deduction due prior to the date of death.

Premiums paid for temporary insurance coverage are held in the Company's general account until the Policy Release Date. Except as provided below, interest is credited on the premiums (less any deductions from premiums) held in the Company's general account. The interest rate will be set by the Company, but will not be less than 5% per year. If the policy is issued and accepted, these amounts will be applied to the policy. These premiums will be returned to you (without interest) within 5 days after the earliest of:

(1)the date you tell the Company that the policy will be refused. Your refusal must be (a) at or before the Policy Release Date, or (b) (if the policy is authorized for delivery other than as applied for), on or before the 15th day after the Policy Release Date; or

(2)the date on which coverage under the Temporary Insurance Agreement ends other than because the applicant has died or the policy applied for is issued or refused.

    DETAILED INFORMATION
16  ABOUT THE POLICY

Premiums will be returned to you with interest within 5 days after the date the Company sends notice to you declining to issue any policy.

INITIAL PREMIUM PAYMENT

Once your application is approved and you are issued a policy, the balance of the first scheduled premium payment is payable. The scheduled premium payment specified in your policy must be paid in full when your policy is delivered. Your policy if issued exactly as applied for, is effective on (1) the date we authorize its delivery, or (2) any later policy date requested in the application. If your policy is issued other than as applied for, the policy will take effect on the date it is delivered, as long as delivery and payment of any required costs are made while the insured is living. If you do not request a policy date or if the policy date you request is earlier than the Policy Release Date, any premium balance remitted by you earns interest until the Policy Release Date. The policy premium credited with interest equals amounts in the general account under the Temporary Insurance Agreement, plus interest credited minus deductions from premiums. The monthly deduction due prior to or on the Policy Release Date will be made. If you request a policy date which is later than the Policy Release Date, your premium will be held in the general account until the policy date. Premium held in the Company's general account earns an interest rate set by the Company, but will not be less than 5% per year. Upon the Policy Release Date (or when your premium payment is received if you did not pay premium when you applied for the policy) your premiums will be allocated to the Money Market Subaccount. When the Free Look Period ends, amounts held in the Money Market Subaccount will be allocated to the subaccounts of MONY America Variable Account L or the Guaranteed Interest Account pursuant to your instructions. (See "Right to examine a policy -- Free Look Period."

POLICY DATE

The Company may approve the backdating of a policy. However, the policy may be backdated for not more than 6 months (a shorter period is required in certain states) prior to the date of the application. Backdating can be to your advantage if it lowers the insured's issue age and results in lower cost of insurance rates. If the policy is backdated, the initial scheduled premium payment will include sufficient premium to cover the extra charges for the backdating period. Extra charges equal the monthly deductions for the period that the policy date is backdated.

RISK CLASSIFICATION

Insureds are assigned to underwriting (risk) classes. Risk classes are used in calculating the cost of insurance and certain rider charges. In assigning insureds to underwriting classes, the Company will normally use the medical or paramedical underwriting method. This method may require a medical examination of the proposed insured. The Company may use other forms of underwriting when it is considered appropriate.

You may generally ask us to review the tobacco habits of an insured person of attained age 18 or over in order to change the charge from tobacco user rates to non-tobacco user rates. The change, if approved, may result in lower future cost of insurance rates beginning on the effective date of the change to non-tobacco user rates.

The change will be based upon our general underwriting rules in effect at the time of application, and may include criteria other than tobacco use status as well as a definition of tobacco use different from that applicable at the time this policy was issued.

Similarly, after the first policy year, you may generally request us to review the insured person's risk class to see if they qualify for a reduction in future cost of insurance rates. Any such change will be based upon our general underwriting rules in effect at the time of application, and may include various criteria.

For more information concerning possible limitations on any ratings changes, please see "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" in "Federal income tax considerations" in "Other information" later in this prospectus.

The change in rates, if approved, will take effect at the beginning of the policy month that coincides with or next follows the date we approve your request. This change may have adverse tax consequences.

RIGHT TO EXAMINE A POLICY -- FREE LOOK PERIOD

The Free Look Period starts with the delivery of the Policy and ends on the latest of: (a) 10 days after its delivery to you; (b) 45 days after you sign
Part I of the application; and (c) 10 days after we mail or deliver a Notice of Withdrawal Right. During this period, you may cancel the policy and receive a refund of the full amount of the premium paid.

Your premiums will be allocated to the Money Market Subaccount until the end of the Free Look Period.

PREMIUMS

The policy is a flexible premium policy. The policy provides considerable flexibility, subject to the limitations described below, to pay premiums at your discretion.

PREMIUM FLEXIBILITY

The Company requires you to pay an amount equal to at least the Minimum Monthly Premium to put the policy in effect. If you want to pay premiums less often than monthly, the premium required to put the policy in effect is equal to the Minimum Monthly Premium multiplied by 12 divided by the frequency of the scheduled premium payments. This Minimum Monthly Premium will be based upon:

(1)the policy's Specified Amount,

(2)any riders added to the policy, and

(3)the insured's

   (a)Age,

   (b)smoking status,

   (c)gender (unless unisex cost of insurance rates apply, see "Deductions from Fund Value -- Cost of insurance"), and

   (d)underwriting class.

The Minimum Monthly Premium will be shown in the policy. Subject to the limitations described below, you may choose the amount and frequency of premium payments to reflect your varying financial conditions.

The policy is guaranteed not to lapse during the first two policy years if on each monthly anniversary the conditions previously described in "Summary of the policy" are met. See also "Grace period and lapse."

Generally, your policy remains in effect so long as your policy has Surrender Value. Charges that maintain your policy are deducted

                                                       DETAILED INFORMATION
                                                           ABOUT THE POLICY  17
monthly from Fund Value. The Surrender Value of your policy is affected by:

(1)the investment experience of any amounts in the subaccounts of MONY America Variable Account L,

(2)the interest earned in the Guaranteed Interest Account,

(3)the deduction from Cash Value of the various charges, costs, and expenses imposed by the policy provisions, and

(4)Outstanding debt.

This in turn affects the length of time your policy remains in effect without the payment of additional premiums. Therefore, coverage will last as long as the Surrender Value of your policy is sufficient to pay these charges. See "Grace period and lapse."

SCHEDULED PREMIUM PAYMENTS (PLANNED PREMIUM PAYMENTS)

When you apply for a policy, you determine a scheduled premium payment. This scheduled premium payment provides for the payment of level premiums at fixed intervals over a specified period of time. You will receive a premium reminder notice for the scheduled premium payment amount on an annual, semiannual or quarterly basis, at your option. The minimum scheduled premium payment equals the Minimum Monthly Premium multiplied by 12 divided by the scheduled premium payment frequency. Although reminder notices will be sent, you may not be required to pay scheduled premium payments after the first 2 policy years. For policies offered to residents of, or issued for delivery in the Commonwealth of Massachusetts, you will determine a Planned Premium Payment. The Planned Premium Payment provides for the payment of level premiums at fixed intervals over a specified period of time. For those policy owners, the term "Scheduled Premium Payment" used in this Prospectus refers to "Planned Premium Payment."

You may elect to make monthly premium payments by the MONYMatic Plan. Based on your policy date, up to two Minimum Monthly Premiums may be required to be paid manually before premiums may be paid by the MONYMatic Plan. Paying premiums by electronic funds transfer requires you to authorize the Company to withdraw premiums from your checking account each month.

Payment of the scheduled premium payments will not guarantee that your policy will remain in effect. (See "Grace period and lapse.")

GUARANTEED DEATH BENEFIT RIDER

When you apply for a policy, you will be able to choose to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider may extend the period that the Specified Amount of your policy and certain other rider coverages will remain in effect if the subaccounts suffer adverse investment experience. The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the States of New Jersey and Texas. (See "Other optional insurance benefits.")

MODIFIED ENDOWMENT CONTRACTS

The amount, frequency and period of time over which you pay premiums may affect whether your policy will be classified as a modified endowment contract. A modified endowment contract is a type of life insurance policy subject to different tax treatment than that given to a conventional life insurance policy. The difference in tax treatment occurs when you take certain pre-death distributions from your policy. See "Federal income tax considerations -- Modified Endowment Contracts."

UNSCHEDULED PREMIUM PAYMENTS

Generally, you may make premium payments at any time and in any amount as long as each payment is at least $250. However, if the premium payment you wish to make exceeds the Scheduled Premium payments for the policy, the Company may reject or limit any unscheduled premium payment that would result in an immediate increase in the death benefit payable. An immediate increase would occur if the policy's death benefit exceeds the Specified Amount for the policy. The policy's death benefit would exceed the Specified Amount of the policy if your Fund Value multiplied by the death benefit percentage determined in accordance with the federal income tax law definition of life insurance exceeds the Specified Amount. See "Death benefits under the policy," and "Federal income tax considerations." However, such a premium may be accepted if you provide us with satisfactory evidence of insurability. If satisfactory evidence of insurability is not received, the payment or a part of it may be returned. In addition, all or a part of a premium payment will be rejected and returned to you if it would exceed the maximum premium limitations prescribed by the federal income tax law definition of life insurance.

Payments you send to us will be treated as premium payments, and not as repayment of Outstanding Debt, unless you request otherwise. If you request that the payment be treated as a repayment of Outstanding Debt, any part of a payment that exceeds the amount of Outstanding Debt will be applied as premium payments. Applicable taxes and sales charges are only deducted from any payment that constitutes a premium payment.

PREMIUM PAYMENTS AFFECT THE CONTINUATION OF THE POLICY

If you skip or stop paying premiums, the policy will continue in effect until the Surrender Value can no longer cover (1) the monthly deductions from the Fund Value for the policy, and (2) the charges for any optional insurance benefits added by rider. See "Grace period and lapse."

Your policy is guaranteed to remain in effect as long as:

(a)the Surrender Value is greater than zero; or

(b)you have purchased the Guaranteed Death Benefit Rider and you have met all its requirements; or

(c)during the first two policy years, the Minimum Monthly Premium requirements are satisfied.

ALLOCATION OF NET PREMIUMS

Net premiums may be allocated to any of the available subaccounts and to the Guaranteed Interest Account. Allocations must be in whole percentages, and no allocation may be for less than 5% of a net premium. Allocation percentages must sum to 100%.

You may change the allocation of net premiums at any time by submitting a proper written request to the Company's administrative office at 100 Madison Street, Syracuse, New York, 13202. In addition, you may make changes in net premium allocation instructions by telephone if a properly completed and signed telephone transfer authorization form has been received by us at our Operations Center at 100 Madison

    DETAILED INFORMATION
18  ABOUT THE POLICY

Street, Syracuse, New York, 13202. The Company may stop making available the ability to give net premium allocation instructions by telephone at any time, but it will give you notice before doing so if we have received your telephone transfer authorization form. See "Telephone/fax/Internet transactions." Whether you give us instructions in writing or by telephone, the revised allocation percentages will be effective on the Valuation Date we receive your instructions.

Unscheduled premium payments may be allocated either by percentage or by dollar amount. If the allocation is expressed in dollar amounts, the 5% limit on allocation percentages does not apply.

You may also elect to change allocation instructions for future premiums via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions."

DEATH BENEFITS UNDER THE POLICY

When your policy is issued, the initial amount of insurance ("Specified Amount") is shown on the specification page of your policy. The minimum Specified Amount is $100,000.

As long as the policy is in effect, the Company will, upon proof of death of an insured, pay death benefit proceeds to a named beneficiary. Death benefit proceeds will consist of:

(1)The policy's death benefit, plus

(2)Any insurance proceeds provided by rider, less

(3)Any Outstanding Debt reduced by any unearned loan interest (and, if in the Grace Period, less any overdue charges), less

(4)If death occurs during a period for which a monthly deduction has not been made, any monthly deduction that may apply to that period, including deduction for the month of death.

You may select one of two death benefit Options: Option I or Option II. Generally, you designate the death benefit option in your application. If no option is designated, the Company assumes Option I has been selected. Subject to certain restrictions, you can change the death benefit option selected. As long as your policy is in effect, the death benefit under either option will never be less than the Specified Amount of your policy.

OPTION I -- The death benefit equals the greater of:

(a)The Specified Amount on date of death, plus the increase in Fund Value since last Monthly Anniversary Day; and

(b)The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The death benefit percentages vary according to the age of the insured and will be at least equal to the percentage defined by the Internal Revenue Code. The Internal Revenue Code addresses the definition of a life insurance policy for tax purposes. See "Federal income tax considerations." The death benefit percentage is 150% for insureds 40 or under, and it declines for older insureds. A table showing the death benefit percentages is in Appendix A to this prospectus and in your policy. If you seek to have favorable investment performance reflected in increasing Fund Value, and not in increasing insurance coverage, you should choose Option I.

OPTION II -- The death benefit equals the greater of:

(a)The Specified Amount of the policy, plus the Fund Value as of date of death; and

(b)The Fund Value on date of death, plus the applicable death benefit percentage of the Fund Value on the last Monthly Anniversary Day.

The Fund Value used in these calculations is determined as of the date of the insured's death. The death benefit percentage is the same as that used for Option I and is stated in Appendix A. The death benefit in Option II will always vary as Fund Value varies. If you seek to have favorable investment performance reflected in increased insurance coverage, you should choose Option II.

EXAMPLES OF OPTIONS I AND II

The following examples demonstrate the determination of death benefits under Options I and II. The examples show three policies with the same Specified Amount, but Fund Values that vary as shown. It is assumed that the insured is age 40 at the time of death and that there is no Outstanding Debt. The date of death is also assumed to be on a monthly anniversary day.

------------------------------------------------------------
                               POLICY 1  POLICY 2  POLICY 3
------------------------------------------------------------
Specified Amount               $100,000  $100,000  $100,000
Fund Value on Date of Death     $35,000   $60,000   $85,000
Death Benefit Percentage           150%      150%      150%
Death Benefit under Option 1   $100,000  $150,000  $212,500
Death Benefit under Option II  $135,000  $160,000  $212,500
------------------------------------------------------------

Option I, Policy 1: The death benefit equals $100,000 since the death benefit is the greater of the Specified Amount ($100,000) and the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option I, Policies 2 & 3: The death benefit is equal to the Fund Value plus the Fund Value multiplied by the death benefit percentage since ($60,000 + ($60,000 x 150%) = $150,000 for Policy 2; $85,000 + ($85,000 x 150%) = $212,500 for
Policy 3) is greater than the Specified Amount ($100,000).

Option II, Policy 1: The death benefit equals $135,000 since the Specified Amount plus the Fund Value ($100,000 + $35,000 = $135,000) is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($35,000 + ($35,000 x 150%) = $87,500).

Option II, Policy 2: The death benefit equals the Specified Amount plus the Fund Value ($100,000 + $60,000 = $160,000) since it is greater than the Fund Value plus the Fund Value multiplied by the death benefit percentage ($60,000 + ($60,000 x 150%) = $150,000).

Option II, Policy 3: The death benefit is the Fund Value plus the Fund Value multiplied by the death benefit percentage ($85,000 + ($85,000 x 150%) = $212,500) since it is greater than the Specified Amount plus the Fund Value ($100,000 + $85,000 = $185,000).

The Company pays death benefit proceeds to a beneficiary in a lump sum or under a payment plan offered under the policy. The policy should be consulted for details.

                                                       DETAILED INFORMATION
                                                           ABOUT THE POLICY  19

CHANGES IN DEATH BENEFIT OPTION

You may request that the death benefit option under your policy be changed from Option I to Option II, or Option II to Option I. You may make a change by sending a written request to the Company's administrative office. A change from Option II to Option I is made without providing evidence of insurability. A change from Option I to Option II will require that you provide satisfactory evidence of insurability. The effective date of a change requested between monthly anniversaries will be the next monthly anniversary day after the change is accepted by the Company.

If you change from Option I to Option II your policy's Specified Amount is reduced by the amount of the policy's Fund Value at the date of the change. This maintains the death benefit payable under Option II at the amount that would have been payable under Option I immediately prior to the change. The total death benefit will not change immediately. The change to Option II will affect the determination of the death benefit from that point on. As of the date of the change, the Fund Value will be added to the new specified Amount. The death benefit will then vary with the Fund Value. This change will not be permitted if it would result in a new Specified Amount of less than $100,000.

If you change from Option II to Option I, the Specified Amount of the policy will remain the same. The death benefit will be reduced to the Specified Amount. However, the death benefit will equal the Fund Value on the date of death plus the Fund Value on the Monthly Anniversary day prior to the date of death times the Death Benefit Percentage if that amount is greater than the Specified Amount. The change to Option I will generally reduce the death benefit payable in the future.

A change in the death benefit option may affect the monthly cost of insurance charge since this charge varies with the net amount at risk. Generally, the net amount at risk is the amount by which the death benefit exceeds Fund Value. See "Deductions from Fund Value --Cost of insurance." If the policy's death benefit is not based on the death benefit percentage under Option I or II, changing from Option II to Option I will generally decrease the net amount at risk. Therefore, this change may decrease the cost of insurance charges. Changing from Option I to Option II will generally result in a net amount at risk that remains level. However, such a change will result in an increase in the cost of insurance charges over time. This results because the cost of insurance rates increase with the insured's age. Changing the Death Benefit Option may have tax consequences.

CHANGES IN SPECIFIED AMOUNT

You may request an increase or decrease in the Specified Amount under your policy subject to Company approval. A change in the Specified Amount may be made at any time after the second policy anniversary. Increases in Specified Amount are not permitted on or after the insured's age 81 or if the monthly deduction is being waived. For policies offered to residents of, or issued for delivery in, the State of New Jersey, increases in Specified Amount are not permitted after the insured's age 66. Increasing the Specified Amount will generally increase the policy's death benefit. Decreasing the Specified Amount will generally decrease the policy's death benefit. The amount of change in the death benefit depends on (1) the death benefit option chosen, and (2) whether the death benefit under the policy is being computed using the death benefit percentage at the time of the change. Changing the Specified Amount could affect the subsequent level of the death benefit while the policy is in effect and the policy values. For example, an increase in Specified Amount may increase the net amount at risk, which will increase your cost of insurance charges over time. Conversely, a decrease in Specified Amount may decrease the net amount at risk, which may decrease your cost of insurance over time.

To increase or decrease the Specified Amount, send a written application to the Company's administrative office. It will become effective on the monthly anniversary day on or next following the Company's acceptance of your request. If you are not the insured, the Company may also require the consent of the insured before accepting a request. See "Other information -- Federal income tax considerations" for certain possible tax consequences and limitations.

INCREASES

An increase of Specified Amount requires that additional, satisfactory evidence of insurability be provided to the Company. An increase will not be given for increments of Specified Amount less than $10,000.

When you request an increase in Specified Amount, a new "coverage segment" is created for which cost of insurance and other charges are computed separately. See "Charges and deductions." In addition, the fund charge associated with your policy will increase. The fund charge for the increase is computed in a similar way as for the original Specified Amount. The target premiums and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted. The adjustment will be done prospectively to reflect the increase. If the Specified Amount is increased when a premium payment is received, the increase will be processed before the premium payment is processed. You cannot increase the Specified Amount if monthly deductions are being waived under the Waiver of Monthly Deduction rider.

If an increase creates a new coverage segment of Specified Amount, Fund Value after the increase will be allocated, (1) first to the original coverage segment, and (2) the new coverage segments. Allocation to new coverage segments will be in the same proportion that the guideline annual premiums for each segment bear to the sum of guideline annual premiums for all segments. Guideline annual premiums are defined by federal securities law. Fund Value will also be allocated to each coverage segment.

You will have the right to cancel an increase in the Specified Amount within the later of (1) 45 days after Part I of the application for the increase is signed, (2) ten days (or longer in certain states) after receipt of the policy endorsement applicable to the increase, or (3) ten days after mailing or personal delivery of a notice as to the availability of the Free Look provision. If the increase is canceled, any charges attributable to the increase will be reversed and then added to your Fund Value, without sales or other loads. The policy fund charge will also be adjusted to the amount which would have existed had the increase never taken place.

DECREASES

Any decrease in Specified Amount (whether requested by you or resulting from a partial surrender or a death benefit option change) will be applied:

(1)To reduce the coverage segments of Specified Amount associated with the most recent increases, then

    DETAILED INFORMATION
20  ABOUT THE POLICY

(2)To the next most recent increases successively, and last

(3)To the original Specified Amount.

A decrease will not be permitted if the Specified Amount would fall below $100,000. A decrease will not be given if less than $10,000.

If the reduction decreases the Specified Amount during the Fund Charges period, the Fund Charges on the remaining Specified Amount will be reduced. However, an amount equal to the reduction in the Fund Charges will be deducted from the Fund Value. See "Charges and deductions -- Fund charges." Target premiums, and the required premiums under the Guaranteed Death Benefit Rider, if applicable, will also be adjusted for the decrease in Specified Amount. If the Specified Amount is decreased when a premium payment is received, the decrease will be processed before the premium payment is processed. Rider coverages may also be affected by a decrease in Specified Amount.

The Company reserves the right to reject a requested decrease. Decreases will not be permitted if:

(1)Compliance with the guideline premium limitations under federal tax law resulting from the decrease would result in immediate termination of your policy,

(2)To effect the decrease, payments to you would have to be made from Fund Value for compliance with the guideline premium limitations, and the amount of the payments would exceed the Surrender Value of your policy, or

(3)The decrease would result in a Specified Amount which is less than the Specified Amount we then allow or if the resulting Fund Value would be less than the product of: (a) the number of months to the next policy anniversary, times (b) the monthly deduction.

If a requested change is not approved, we will send you a written notice of our decision. See "Federal income tax considerations" for information on how changes in benefits can have limitations and tax implications under various tax rules.

OTHER OPTIONAL INSURANCE BENEFITS

Subject to availability and certain requirements, you may elect to add one or more of the optional insurance benefits described below. These optional benefits are added to your Policy by an addendum called a "rider." The amounts of these benefits are fully guaranteed when issued. As applicable, a charge is deducted monthly from the Fund Value for each optional benefit added to your Policy. You can cancel these benefits at any time.

The Company or your financial professional can provide you with more information about these optional insurance benefits and their limitations. Some of these benefits may be selected only when you apply for your Policy. Some benefits are not available in combination with others and may not be available in your State. In addition, adding or canceling these benefits may have an effect on your Policy's status as a modified endowment contract. We can add, delete or modify the riders we are making available at any time before they become an effective part of your policy.

See "Federal income tax considerations" and "2009 or later increases in benefits or coverage, addition of riders, or certain other policy changes" under "Other information" for certain possible tax consequences and limitations of adding or deleting optional insurance benefits.

GUARANTEED DEATH BENEFIT RIDER

When you apply for your policy you will be able to add as an optional insurance benefit the Guaranteed Death Benefit Rider. This rider provides under certain circumstances a death benefit (equal to the Specified Amount only of your policy) and may keep certain rider coverages in effect, even if the Cash Value of the policy is zero on any monthly anniversary date.

The Guaranteed Death Benefit Rider allows you to choose the length of the period during which the policy is guaranteed to remain in effect. The available two periods are:

..   until the Insured age reaches 75 (but not less than 10 years from the
    Policy Date); or

..   until the Maturity Date of your policy.

To remain in effect, the Guaranteed Death Benefit Rider requires that you have paid a certain amount of premiums during the time that the rider is in effect. This amount is described in the next paragraph. If the premiums you have paid do not equal or exceed this amount, the rider will end subject to the rider's grace period. In addition, this rider will automatically end at the later of the insured's age 75 or ten years from the policy date or the Maturity Date of the Policy ("Guarantee Period"). An extra charge will be deducted from your Fund Value each month during the Guarantee Period. This charge will end when the rider is no longer in force. See "Deductions from Fund Value -- Guaranteed Death Benefit Charge"

On each monthly anniversary day we test to determine whether you have paid the amount of premiums you are required to pay in order to keep the Guaranteed Death Benefit Rider you have chosen in effect. To remain in effect, we make two calculations.

The first calculation shows the net premiums you have paid. We:

(1)total the actual premiums you have paid for the policy, and

(2)subtract the amount of:

   (a)partial surrenders (and associated fees), and

   (b)outstanding debt

The second calculation shows the amount of premiums the rider required you to pay. We:

(1)take the Monthly Guarantee Premium specified by the rider and

(2)multiply it by the number of complete months since the policy date.

If the net premiums you have paid equals or exceeds the amount of premiums the rider required you to pay, the rider remains in effect until the next monthly anniversary date. If the amount of premiums the rider required you to pay exceeds the net premiums you have paid, we will send you a notice that requires you to pay additional premiums within the time specified in the notice. This time is called the grace period for the rider. If you fail to pay the additional premiums required the Guarantee Period, and therefore the rider, will end. Once ended, the rider cannot be reinstated.

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The grace period for this rider is explained in the section called "Grace period and lapse -- if Guaranteed Death Benefit Rider is in effect."

The Guaranteed Death Benefit Rider is not available on policies offered to residents of, or issued for delivery in, the Commonwealth of Massachusetts or the states of New Jersey or Texas. Because the Guaranteed Death Benefit Rider is not available, the Grace Period and Lapse will be treated as if the Guaranteed Death Benefit is not in effect.

It is important to consider the Guaranteed Death Benefit Rider premium requirements when setting the amount of the scheduled premium payments for your policy. (See Appendix C.)

SPOUSE'S TERM RIDER

This rider provides for term insurance benefits on the life of the insured's spouse, to the spouse's age 80. The minimum amount of coverage is $25,000. The rider coverage may be converted without evidence of insurability to any level premium, level face amount permanent plan of insurance offered by the Company or any other plan we choose to offer, at any time prior to the spouse's age 65 or 5 years from the issue of the rider, if later. (This rider is no longer available for new elections.)

CHILDREN'S TERM INSURANCE RIDER

This rider provides term insurance coverage on the lives of the dependent children of the insured under age 18. The coverage continues to the policy anniversary nearest the Insured's Age 65 or the child's 22nd birthday, if earlier. It provides coverage for children upon birth or legal adoption without presenting evidence of insurability. Coverage is limited to the lesser of one-fifth of the initial Specified Amount or $10,000. Upon the expiration of the rider coverage, it may be converted to any level premium, level face amount permanent plan of insurance then offered by the Company or any other plan we choose to offer.

ACCIDENTAL DEATH BENEFIT RIDER

This rider pays the benefit amount selected if the insured dies as a result of an accident. The loss must occur after the insured's age 5 and prior to insured's age 70 and within 90 days of the accident. A benefit equal to twice the rider amount is payable if:

(1)accidental death occurs as the result of riding as a passenger, and

(2)the accidental death occurred while riding in a public conveyance, and

(3)the public conveyance was being operated commercially to transport passengers for hire.

The maximum amount of coverage is the initial specified amount but not more than the greater of:

(1)$100,000 total coverage of all such insurance in the Company or its affiliates, or

(2)$200,000 of all such coverages regardless of insurance companies issuing such coverages.

PURCHASE OPTION RIDER

This rider provides the option to purchase up to $50,000 of additional coverage without providing additional evidence that the insured remains insurable. Coverage may be added on each policy anniversary when the insured's age is 25, 28, 31, 34, 37 and 40. In addition, the future right to purchase new insurance on the next option date may be advanced and exercised immediately upon the following events:

..   Marriage of the insured.

..   Birth of a child of the insured.

..   Legal adoption of a child by insured.

A period of term insurance is automatically provided starting on the date of the specified event. The interim term insurance, and the option to accelerate the purchase of the coverage expires 60 days after the specified event.

WAIVER OF MONTHLY DEDUCTION RIDER

This rider provides for the waiver of certain charges while the insured has a covered total disability for 6 months without interruption and the policy is in effect. While the insured is disabled, no deductions are made for (1) monthly administrative charges, (2) cost of insurance charges, and rider charges. During this period the charges are waived and therefore not deducted from the Fund Value. This rider does not waive the payment of premiums required by the Guaranteed Death Benefit Rider. The duration of the benefit depends on the age of the insured when the covered total disability occurs.

BENEFITS AT MATURITY

The maturity date for this policy is the policy anniversary on which the insured is age 95. If the insured is living on the maturity date, the Company will pay to you, as an endowment benefit, the Surrender
Value of the policy. See "Other Information - Federal income tax considerations" for the tax treatment of an endowment benefit. Ordinarily, the Company pays within seven days of the policy anniversary. Payments may be postponed in certain circumstances. See "Payments." Premiums will not be accepted, nor will monthly deductions be made, after the maturity date.

POLICY VALUES

FUND VALUE

The Fund Value is the sum of the amounts under the policy held in each subaccount of MONY America Variable Account L and any Guaranteed Interest Account. It also includes the amount set aside in the Company's Loan Account, and any interest, to secure Outstanding Debt.

On each Valuation Date, the part of the Fund Value allocated to any particular subaccount is adjusted to reflect the investment experience of that subaccount. On each monthly anniversary day, the Fund Value also is adjusted to reflect interest on the Guaranteed Interest Account and the Loan Account and the assessment of the monthly deduction. See "Determination of Fund Value." No minimum amount of Fund Value allocated to a particular subaccount is guaranteed. You bear the risk for the investment experience of Fund Value allocated to the sub-accounts.

CASH VALUE

The Cash Value of the policy equals the Fund Value less Fund Charge. Thus, the Fund Value exceeds your policy's Cash Value by the amount of the surrender charge. Once the surrender charge expires, the Cash Value equals the Fund Value.

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DETERMINATION OF FUND VALUE

Although the death benefit under a policy can never be less than the policy's Specified Amount, the Fund Value will vary. The Fund Value varies depending on several factors:

..   Payment of premiums.

..   Amount held in the Loan Account to secure any Outstanding Debt.

..   Partial surrenders.

..   Preferred Partial Surrenders.

..   The charges assessed in connection with the policy.

..   Investment experience of the subaccounts.

..   Amounts credited to the Guaranteed Interest Account.

There is no guaranteed minimum Fund Value (except to the extent that you have allocated net premium payments and cash values to the Guaranteed Interest Account) and you bear the entire risk relating to the investment performance of Fund Value allocated to the subaccounts.

The Company uses amounts allocated to the subaccounts to purchase shares of the corresponding portfolios of the Funds. The values of the subaccounts reflect the investment experience of the corresponding portfolio. The investment experience reflects:

..   The investment income.

..   Realized and unrealized capital gains and losses.

..   Expenses of a portfolio including the investment adviser fees.

..   Any dividends or distributions declared by a portfolio.

Any dividends or distributions from any portfolio of the Funds are reinvested automatically in shares of the same portfolio. The subaccount value will also reflect the mortality and expense risk charges the Company makes each day to the Variable Account.

Amounts allocated to the subaccounts are measured in terms of units. Units are a measure of value used for bookkeeping purposes. The value of amounts invested in each subaccount is represented by the value of units credited to the policy for that subaccount. (See "Calculating unit values for each subaccount.") On any day, the amount in a subaccount of MONY America Variable Account L is equal to the unit value times the number of units in that subaccount credited to the policy. The units of each subaccount will have different unit values.

Units of a subaccount are purchased (credited) whenever premiums or amounts transferred (including transfers from the Loan Account) are allocated to that subaccount. Units are redeemed (debited) to:

..   Make partial surrenders.

..   Make Preferred Partial Surrenders.

..   Make full surrenders.

..   Transfer amounts from a subaccount (including transfers to the Loan
    Account).

..   Pay the death benefit when the insured dies.

..   Pay monthly deductions from the policy's Fund Value.

..   Pay policy transaction charges.

..   Pay surrender charges.

The number of units purchased or redeemed is determined by dividing the dollar amount of the transaction by the unit value of the affected subaccount, computed after the close of business that day. The number of units changes only as a result of policy transactions or charges. The number of units credited will not change because of later changes in unit value.

Transactions are processed when a premium or an acceptable written or telephone request is received at the Company's administrative office. If the premium or request reaches the administrative office on a day that is not a Valuation Date, or after the close of business on a Valuation Date (after 4:00 PM Eastern
Time), the transaction date will be the next Valuation Date. All policy transactions are performed as of a Valuation Date. If a transaction date or monthly anniversary day occurs on a day other than a Valuation Date (e.g., Saturday), the calculations will be done on the next day that the New York Stock Exchange is open for trading.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axa-equitable.com. See "Telephone/fax/Internet transactions".

CALCULATING FUND VALUE

The Fund Value of your policy on the policy date is:

(a)the net premiums received by us on or before the policy date; less

(b)the monthly deduction due on the policy date.

After that, we make Fund Value calculations on Valuation Dates. On any Valuation Date, we determine the Fund Value of a policy as follows:

(a)determine the policy's Fund Value in each subaccount (see below) on that Valuation Date;

(b)determine the amount of any refund by multiplying the Fund Value in the subaccount by 0.04167%. This refund is determined and allocated to each subaccount on each monthly anniversary day after the 10th policy anniversary. It is based on current expectations as to mortality, investment earnings, persistency and expenses, and is not guaranteed;

(c)total the Fund Value in each subaccount on that Valuation Date;

(d)add the Fund Value in the Guaranteed Interest Account on that Valuation Date; this is the accumulated value with interest of the net premiums allocated, and amounts transferred, to the Guaranteed Interest Account before that Valuation Date, decreased by any allocations against the Guaranteed Interest Account before that Valuation Date for: (i) any amounts transferred to Loan Account; (ii) any amounts transferred to the sub-accounts and applicable transfer charge; (iii) any partial surrender and its fee; and (iv) any monthly deductions.

(e)add any amounts in the Loan Account on that Valuation Date;

(f)add interest credited on that Valuation Date on the amounts in the Loan Account since the last monthly anniversary day;

(g)add any net premiums received on that Valuation Date;

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(h)deduct any partial surrender, and its fee, made on that Valuation Date; and

(i)deduct any monthly deduction to be made on that Valuation Date.

CALCULATING UNIT VALUES FOR EACH SUBACCOUNT

The Company calculates the unit value of a subaccount on any Valuation Date as follows:

(1)Calculate the value of the shares of the portfolio belonging to the subaccount as of the close of business that Valuation Date. This calculation is done before giving effect to any policy transactions for that day, such as premium payments or surrenders. For this purpose, the net asset value per share reported to the Company by the managers of the portfolio is used.

(2)Add the value of any dividends or capital gains distributions declared and reinvested by the portfolio during the valuation period. Subtract from this amount a charge for taxes, if any.

(3)Subtract a charge for the mortality and expense risk assumed by the Company under the policy. See "Daily deductions from MONY America Variable Account -- Mortality and Expense Risk Charge." If the previous day was not a Valuation Date, then the charge is adjusted for the additional days between valuations.

(4)Divide the resulting amount by the number of units held in the subaccount on the Valuation Date before the purchase or redemption of any units on that date.

The unit value of each subaccount on its first Valuation Date was set at $10.00.

TRANSFER OF FUND VALUE

You may transfer Fund Value among the subaccounts after the Free Look Period by sending a proper written request to the Company's administrative office. Transfers may be made by telephone if you have proper authorization. See "Telephone/fax/Internet transactions." Currently, there are no limitations on the number of transfers between subaccounts. There is also no minimum amount required: (1) to make a transfer, or (2) to remain in the subaccount after a transfer. You may not make a transfer if your policy is in the grace period and a payment required to avoid lapse is not paid. See "Grace period and lapse." No charges are currently imposed upon transfers. However, the Company reserves the right to assess a $25 transfer charge in the future on policy transfers in excess of four during a policy year and to discontinue telephone transfers.

You may also elect to transfer Fund Value via the Internet by completing a transaction authorization form online at www.axaequitable.com.. See "Telephone/fax/Internet transactions".

After the Free Look Period, Fund Value may also be transferred from the subaccounts to the Guaranteed Interest Account. Transfers from the Guaranteed Interest Account to the subaccounts will only be permitted in the policy month following a policy anniversary as described in "The Guaranteed Interest Account."

Please see "Allocation options" in "Summary of the policy" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the policy is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The policy is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the underlying portfolios in which the subaccounts invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so the portfolio's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that portfolio performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all policy owners.

We offer subaccounts with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "affiliated trusts"), as well as subaccounts with underlying portfolios of outside trusts with which AXA Equitable has entered into participation agreements (the "unaffiliated trusts" and, collectively with the affiliated trusts, the "trusts"). The affiliated trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions

    DETAILED INFORMATION
24  ABOUT THE POLICY

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of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the affiliated trust obtains from us policy owner trading activity. The affiliated trusts currently consider transfers into and out of (or vice versa) the same subaccount within a five business day period as potentially disruptive transfer activity.

When a policy is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the policy owner explaining that the Company has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the policy owner is identified a second time as engaged in potentially disruptive transfer activity under the policy, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected policy. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. The current and any new or revised policies and procedures will apply to all policy owners uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

Each unaffiliated trust may have its own policies and procedures regarding disruptive transfer activity. If an unaffiliated trust advises us that there may be disruptive activity from one of our policy owners, we will work with the unaffiliated trust to review policy owner trading activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

It is possible that a trust may impose a redemption fee designed to discourage frequent or disruptive trading by policy owners. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by a trust, that fee, like any other trust fee, will be borne by the policy owner.

Policy owners should note that it is not always possible for us and the underlying trusts to identify and prevent disruptive transfer activity. In addition, because we do not monitor for all frequent trading at the separate account level, policy owners may engage in frequent trading which may not be detected, for example, due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some policy owners may be treated differently than others, resulting in the risk that some policy owners may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

RIGHT TO EXCHANGE POLICY

During the first 24 months following the policy date or an increase in the Specified Amount, you may exchange your policy for a policy where the investment experience is guaranteed. To accomplish this, the entire amount in the subaccounts of MONY America Variable Account L is transferred to the Guaranteed Interest Account. All future premiums are allocated to the Guaranteed Interest Account. This serves as an exchange of your policy for the equivalent of a flexible premium universal life policy. See "The Guaranteed Interest Account." No charge is imposed on the transfer when you exercise the exchange privilege.

POLICY LOANS

You may borrow money from the Company at any time using your policy as security for the loan. You take a loan by submitting a proper written request to the Company's administrative office. You may take a loan any time your policy has a positive Cash Value. The minimum amount you may borrow is $250. The maximum amount you may borrow at any time is 90% of the Cash Value of your policy less any Outstanding Debt. (If you request a loan on a monthly anniversary day, the maximum loan is reduced by the monthly deduction due on that day.) The Outstanding Debt is the cumulative amount of outstanding loans and loan interest payable to the Company at any time.

Loan interest is payable in advance on each policy anniversary at an annual rate of 5.4%. Interest on the full amount of any Outstanding Debt for the following Policy Year is due on the policy anniversary, until the Outstanding Debt is repaid. If interest is not paid when due, it will be added to the amount of the Outstanding Debt.

You may repay all or part of the Outstanding Debt at any time while your policy is in effect. Only payments shown as loan or interest payments will be treated as such. If a loan repayment is made which exceeds the Outstanding Debt, the excess will be applied as a scheduled premium payment. The payment will be subject to the rules on acceptance of premium payments.

When you take a loan, an amount equal to the loan is transferred out of the subaccounts and the Guaranteed Interest Account into the Loan Account to secure the loan. Within certain limits, you may specify the amount or the percentage of the loan amount to be deducted from the subaccounts and the Guaranteed Interest Account. If the Policy Owner does not specify the source of the transfer, or if the transfer instructions are incorrect, loan amounts will be deducted from the Subaccounts and the Guaranteed Interest Account in the proportion that each bears to the Fund Value less Outstanding Debt. On each policy anniversary, an amount equal to the loan interest due and unpaid for the policy year will be transferred to the Loan Account. The transfer is made from the subaccounts and the Guaranteed Interest Account on the basis you specify, or, if you do not specify, on a proportional basis.

The Fund Value in the Loan Account in excess of the Outstanding Debt will be allocated to the subaccounts and/or the Guaranteed Interest Account in a manner determined by the Company.

The Loan Account is part of the Company's general account. Amounts held in the Loan Account are credited monthly with an annual rate of interest not less than 5%. After the tenth Policy anniversary, it is expected the annual interest rate that applies to the Loan Account will be 0.5% higher than otherwise applicable. This increase is not guaranteed.

Loan repayments release funds from the Loan Account. Unless you request otherwise, amounts released from the Loan Account will be transferred into the subaccounts and Guaranteed Interest Account pursuant to your most recent valid allocation instructions for scheduled premium payments, subject to the limitation of maintaining no

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more than $250,000 in the Guaranteed Interest Account. In addition, any interest earned on the amount held in the Loan Account will be transferred to each of the Subaccounts and Guaranteed Interest Account on the same basis.

Amounts held in the Loan Account to secure Outstanding Debt forego the investment experience of the subaccounts and the current interest rate of the Guaranteed Interest Account. Thus Outstanding Debt, whether or not repaid, has a permanent effect on your policy values and may have an effect on the amount and duration of the death benefit. If not repaid, the Outstanding Debt will be deducted from the amount of the death benefit upon the death of the insured, or the value paid upon surrender or maturity.

Outstanding Debt may affect the length of time the policy remains in effect. During the first 2 policy years, your policy will lapse when (1) the sum of all premiums paid less partial surrenders, fees and Outstanding Debt is less than the required minimum premium amount, and (2) the minimum payment required is not made during the grace period. After the second policy anniversary (or, in some instances, the second anniversary following an increase), your policy will lapse when (1) Cash Value less Outstanding Debt is insufficient to cover the monthly deduction against the policy's Fund Value on any Monthly Anniversary Day, and (2) the minimum payment required is not made during the grace period. Moreover, the policy may enter the grace period more quickly when Outstanding Debt exists, because the Outstanding Debt is not available to cover the monthly deduction. In addition, the guarantee period under the Guaranteed Death Benefit Rider may end if total premiums received less any partial surrenders and their fees and less any Outstanding Debt, do not exceed the premium required under that Rider. Additional payments or repayments of a part of Outstanding Debt may be required to keep the Policy or Rider in effect. See "Grace period and lapse."

A loan will not be treated as a distribution from your policy and will not result in taxable income to you unless your policy is a modified endowment contract. If your policy is a modified endowment contract, a loan will be treated as a distribution that may give rise to taxable income. If your policy lapses with an outstanding loan balance there could be adverse federal income tax consequences depending on the particular facts and circumstances. For example, if (1) your policy lapses with an outstanding loan balance, and (2) it does not lapse under a non-forfeiture option, you can have ordinary income to the extent the outstanding loan exceeds your investment in the policy (i.e. generally premiums paid less prior non-taxable distributions). For more information on the tax treatment of loans, see "Federal income tax considerations."

FULL SURRENDER

You may fully surrender your policy at any time during the lifetime of the insured. The amount received for a full surrender is the policy's Fund Value less (1) any Fund Charges, and (2) any Outstanding Debt reduced by any unearned loan interest (the "Surrender value").

You may surrender your policy by sending a written request together with the policy to the Company's administrative office. The proceeds will be determined as of the end of the valuation period during which the request for surrender is received. You may elect to (1) have the proceeds paid in cash, or (2) apply the proceeds under a payment plan offered under your policy. See "Payment Plan/settlement provisions." For information on the tax effects of surrender of a policy, see "Federal income tax consideration."

PARTIAL SURRENDER

With a partial surrender, you obtain a part of the Surrender Value of your policy without having to surrender the policy in full. You may request a partial surrender after the second policy anniversary. The partial surrender will take effect on (1) the Valuation Date that we receive your request at our administrative office, or (2) on the next business day if that day is not a business day. There is currently no limit on the number of partial surrenders allowed in a policy year. However, the Company reserves the right to limit the number of partial surrenders to 12 per year. A partial surrender may not result in a Specified Amount in force less than the minimum we then allow.

A partial surrender must be for at least $500 (plus the applicable fee). In addition, your policy's Surrender Value must be at least $500 after the partial surrender. However, partial surrenders from the Guaranteed Interest Account are subject to certain limitations. You can only make a partial surrender of amounts in the Guaranteed Interest Account to a maximum amount which bears the same proportion to the total amount being surrendered as the amount of Fund Value held in the Guaranteed Interest Account bears to the Fund Value in the Guaranteed Interest Account. and all subaccounts on the date of the partial surrender.

You may make a partial surrender by submitting a proper written request to the Company's home office. Partial surrender allocations may be by either amount or percentage. Allocations by percentage must be in whole percentages and at least 10% of the partial surrender must be allocated against the Guaranteed Interest Account or any subaccount included in the allocation. We will not accept an allocation request that is incorrect or if there is insufficient Fund Value in the Guaranteed Interest Account or subaccount to provide the requested allocation against it. But, if an allocation is not requested, then the entire amount of the partial surrender will be allocated against the Guaranteed Interest Account and each subaccount in the same proportion that the Fund Value held in the Guaranteed Interest Account and each subaccount bears to the Fund Value in the Guaranteed Interest Account and all the subaccounts. As of the effective date of any partial surrender, your Fund Value, Cash Value, and Surrender Value are reduced by the amount surrendered (plus the applicable fee). The amount of any partial surrender (plus the applicable fee) is allocated proportionately to the policy owner's Fund Value in the subaccounts and Guaranteed Interest Account unless he/she requests otherwise. If the insured dies after the request for a partial surrender is sent to the Company and prior to it being effected, the amount of the partial surrender will be deducted from the death benefit proceeds. The death benefit proceeds will be determined taking into account the amount surrendered.

If death benefit Option 1 is in effect on the day on which a partial surrender is made, we shall then reduce the amount of the death benefit payable on that day by the amount of the partial surrender, plus its applicable fee. If the amount of that reduced death benefit is less than the Specified Amount in force on that day, then the Specified Amount in force on that day will be decreased to equal the amount of that reduced death benefit. But the amount of partial surrender cannot result in a Specified Amount in force less than the minimum Specified Amount we allow. A partial surrender will not change the Specified Amount of a policy on which the owner has selected death benefit Option II. However, assuming that the death benefit is not equal to Fund Value plus Fund Value times a death benefit percentage, the partial surrender will reduce the death benefit by the amount

    DETAILED INFORMATION
26  ABOUT THE POLICY
of the partial surrender. To the extent the death benefit is based upon the Fund Value plus Fund Value times the death benefit percentage applicable to the insured, a partial surrender may cause the death benefit to decrease by an amount greater than the amount of the partial surrender. See "Death benefits under the policy."

A fee for each Partial Surrender will be assessed. See "Charges and deductions -- transaction and other charges". In addition, a portion of the Fund Charges may be assessed if the Specified Amount is reduced as a result of the Partial Surrender. See "Charges and deductions -- Fund charges."

For information on the tax treatment of partial surrenders and potential tax effects of policy changes such as a reduction in Specified Amount, see "Federal income tax considerations."

PREFERRED PARTIAL SURRENDER

A Fund Charge which otherwise would have been imposed, will not be imposed to the extent required to permit the policy owner to receive amounts up to 10% of the Cash Value of the policy each year. The Cash Value of the policy is determined on the date the first request for a Partial Surrender is received in a Policy Year. The partial surrender fee will, however, be charged. The Company reserves the right to limit the number of partial surrenders available under the Preferred Partial Surrender to not more than 12 per policy year.

GRACE PERIOD AND LAPSE

Your policy will remain in effect as long as:

(1)it has a Surrender Value greater than zero, or

(2)if you have purchased the Guaranteed Death Benefit Rider, you satisfy all the requirements of that rider; and

(3)you make any required additional premium payments during a 61-day Grace
   Period.

SPECIAL RULE FOR THE FIRST TWO POLICY YEARS

During the first two policy years, your policy and any riders are guaranteed not to lapse if on each monthly anniversary day either:

..  Your policy's Surrender Value is greater than zero, or

.. The sum of the premiums paid minus all partial surrenders (and related fees), minus any Outstanding Debt, is greater than or equal to the Minimum Monthly Premium times the number of months your policy has been in effect.

Your policy may be at risk of lapse depending on whether or not the Guaranteed Death Benefit Rider is in effect if:

..   The insufficiency occurs at any other time, or

..   The Minimum Monthly Premium test has not been met during the first two policy years (as described above).

See the explanation below.

IF GUARANTEED DEATH BENEFIT RIDER IS NOT IN EFFECT

To avoid lapse if (1) the Surrender Value is insufficient to pay the current Monthly Deduction, and (2) the Guaranteed Death Benefit Rider is not in effect, you must pay the necessary amount during the grace period. When an insufficiency occurs, you may also be required to pay any unpaid loan interest accrued for the policy year. The interest amount will also have to be paid prior to the end of the grace period.

We will reject any payment if it means your total premium payments will exceed the maximum permissible premium for your policy's Specified Amount under the Internal Revenue Code. This may happen when you have Outstanding Debt. In this event, you could repay enough of the Outstanding Debt to avoid termination. You may also wish to repay an additional part of the Outstanding Debt to avoid recurrence of the potential lapse. If premium payments have not exceeded the maximum permissible premiums, you may wish to make larger or more frequent premium payments to avoid recurrence of the potential lapse. However, we will not reject any premium payments necessary to prevent lapse of your policy.

If the Cash Value of your policy less any Outstanding Debt will not cover the entire monthly deduction on a monthly anniversary day, we will deduct the amount that is available. We will notify you (and any assignee of record) of the payment necessary to keep your policy in effect. You will then have a grace period of 61 days, from the date the notice was sent, to make the payment. During the first two policy years, if the Cash Value of the policy is less than zero, you must pay:

(1)The Minimum Monthly Premium not paid, plus

(2)Not less than two succeeding Minimum Monthly Premiums (or the number of Minimum Monthly premiums remaining until the next Scheduled Premium due date.

After the second policy anniversary, the payment required is:

(1)The monthly deduction not paid, plus

(2)Two succeeding monthly deductions or, if greater, the number of monthly deductions until the next scheduled premium due date, plus the amount of the deductions from premiums for various taxes and the sales charge.

(See "Charges and deductions -- deductions from premiums.") The policy will remain in effect through the grace period. If you fail to make the necessary payment within the grace period, your coverage under the policy will end and your policy will lapse. Necessary premium payments made during the grace period will be allocated among the subaccounts and the Guaranteed Interest Account. The allocation is made in according to your current scheduled premium payment allocation instructions. Any monthly deduction due will be charged proportionately to the subaccounts and the Guaranteed Interest Account. If the insured dies during the grace period, the death benefit proceeds will equal:

(1)The amount of the death benefit immediately prior to the start of the grace period, reduced by

(2)Any unpaid monthly deductions and any Outstanding Debt.

IF GUARANTEED DEATH BENEFIT RIDER IS IN EFFECT

The Specified Amount of your policy and most rider coverages will not lapse during the guarantee period even if the Surrender Value is not enough to cover all the deductions from the Fund Value on any monthly anniversary day if:

(1)The Guaranteed Death Benefit Rider is in effect, and

                                                       DETAILED INFORMATION
                                                           ABOUT THE POLICY  27

(2)The test for continuation of the guarantee period has been met.

See "Guaranteed Death Benefit Rider."

While the Guaranteed Death Benefit Rider is in effect, the Fund Value of your policy will be reduced by monthly deductions but not below zero. During the guarantee period, we will waive any monthly deduction that will reduce the Fund Value below zero. If the Guaranteed Death Benefit Rider is ended, the normal test for lapse will resume.

REINSTATEMENT

We may reinstate a lapsed policy at any time, but only:

(1)before the maturity date, and

(2)within five years after the monthly anniversary day which precedes the start of the grace period.

To reinstate a lapsed policy we must also receive:

(1)a written application from you,

(2)evidence of insurability satisfactory to us,

(3)payment of all monthly deductions that were due and unpaid during the grace period,

(4)payment of an amount at least sufficient to keep your policy in effect for three months after the reinstatement date and

(5)payment or reinstatement of any debt due us on the policy, plus payment of interest on any reinstated debt from the date of rein statement to the next policy anniversary at the rate which applies to policy loans on the date of reinstatement.

When your policy is reinstated, the Fund Value will be equal to the Fund Value on the date of the lapse subject to the following:

(1)The Fund Charges will be equal to the Fund Charges that would have existed had your policy been in effect since the original policy date.

(2)The Fund Value will be reduced by the decrease, if any, in the Fund Charge during the period that the policy was not in effect.

(3)Any Outstanding Debt on the date of lapse will also be reinstated.

(4)No interest on amounts held in our Loan Account to secure Outstanding Debt will be paid or credited between lapse and reinstatement.

Reinstatement will be effective as of the monthly anniversary day on or preceding the date of approval by us. At that time, the Fund Value minus, if applicable, Outstanding Debt will be allocated among the subaccounts and the Guaranteed Interest Account pursuant to your most recent scheduled premium payment allocation instructions. See "Federal income tax considerations" for additional information.

    DETAILED INFORMATION
28  ABOUT THE POLICY

5. Charges and Deductions

--------------------------------------------------------------------------------

The following chart is intended to provide an overview of the current charges and deductions under the policy. We may profit from one or more of the charges deducted under the policy. We may use these profits for any corporate purpose, including financing the distribution of the policy. Please see the discussion of each item in this prospectus and in the policy for further details.

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy.


-------------------------------------------------------------------------------
                          DEDUCTIONS FROM PREMIUMS
-------------------------------------------------------------------------------
SALES CHARGE                             4% during first 10 policy years
It is a % of Premium paid                2% in policy years 11-20
                                         0% after policy year 20
-------------------------------------------------------------------------------

TAX CHARGE                               State and local -- 2%
-------------------------------------------------------------------------------
DAC CHARGE                               Federal -- 1.25%
-------------------------------------------------------------------------------
            DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L
-------------------------------------------------------------------------------
MORTALITY & EXPENSE RISK CHARGE          0.75% of subaccount value (0.002055%
Maximum Annual Rate                      daily)
-------------------------------------------------------------------------------
                         DEDUCTIONS FROM FUND VALUE
-------------------------------------------------------------------------------
COST OF INSURANCE CHARGE                 Current cost of insurance rate x net
                                         amount at risk at the beginning of
                                         the policy month. The cost of
                                         insurance rates vary depending on a
                                         number of factors, including, but not
                                         limited to, the individual
                                         characteristics of the insured and
                                         the policy year.
-------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE                    See discussion of Administrative
Monthly                                  Charge for schedule.
-------------------------------------------------------------------------------
GUARANTEED DEATH BENEFIT CHARGE          $0.01 per $1,000 of Specified Amount
Monthly Charge for Death Benefit Rider   and certain Rider amounts. Please
                                         note that the Rider requires that
                                         premiums on the policy itself be paid
                                         in order to remain in effect.
-------------------------------------------------------------------------------
OPTIONAL INSURANCE BENEFITS CHARGE       As applicable.
Monthly Deduction for any other
Optional Insurance Benefits added by
rider.
-------------------------------------------------------------------------------
                       TRANSACTION AND OTHER CHARGES
-------------------------------------------------------------------------------
..   Partial Surrender Fee                .   The lesser of 2% of the amount
..   Transfer of Fund Value (at               surrendered or $25.
    Company's Option)                    .   Maximum of $25 on transfers which
                                             exceed 4 in any policy year./(1)/
-------------------------------------------------------------------------------
SPECIAL CHARGES
..   Wire transfer charge                 .   Current and Maximum Charge: $90
..   Express mail charge                  .   Current and Maximum Charge: $35
..   Policy illustration charge           .   Current and Maximum Charge: $25
..   Duplicate policy charge              .   Current and Maximum Charge: $35
..   Policy history charge                .   Current and Maximum Charge: $50
..   Charge for returned payments         .   Current and Maximum Charge: $25
-------------------------------------------------------------------------------
FUND CHARGES                             See discussion of Fund Charges for
..   ADMINISTRATIVE FUND CHARGE           grading schedule.
   Grades from 100% to 0% over 15
   years based on a schedule. Factors
   per $1,000 of Specified Amount
   vary based on issue age, gender,
   and underwriting class.

..   SALES FUND CHARGE                    See discussion of Fund Charges for
   Percentage of premium paid in         percentage schedule.
   first five years up to a maximum
   amount of premiums called the
   target premium. Grades from 100%
   to 0% over 15 years based on a
   schedule. Factors per $1,000 of
   Specified Amount vary based on
   issue age, gender and underwriting
   class.
-------------------------------------------------------------------------------

(1)Currently, there is no charge on transfers among investment options.

                                                     CHARGES AND DEDUCTIONS  29

The following provides additional details of the deductions from premium payments under a policy prior to allocating net premium payments to the subaccounts of MONY America Variable Account L or to the Guaranteed Interest Account and of the deductions from MONY America Variable Account L and from the policy's Fund Value.

DEDUCTIONS FROM PREMIUMS

Deductions are made from each premium payment prior to applying the net premium payment to the Fund Value.

SALES CHARGE -- This charge is equal to a percent of premiums paid as follows:

..   Policy years 1-10: 4%

..   Policy years 11-20: 2%

..   Policy years after 20: 0%

The sales charge compensates us for the cost of distributing the policies. This charge is not expected to be enough to cover sales and distribution expenses for the policies. To the extent that sales and distribution expenses exceed sales charges, amounts derived from surrender charges will be used. Expenses in excess of the sales and surrender charges may be recovered from other charges, including amounts indirectly derived from the charge for mortality and expense risks and mortality gains.

TAX CHARGE -- State and local premium tax -- currently 2%; charge for federal tax deferred acquisition costs of the Company -- currently 1.25%.

All states levy taxes on life insurance premium payments. These taxes vary from state to state and may vary from jurisdiction to jurisdiction within a state. Currently, these taxes range from 0% to 4%. Therefore, the 2% current deduction may be higher or lower than the actual premium tax imposed by a jurisdiction. Our current tax charge is an approximate average of the actual premium tax we expect to pay on premiums. We do not expect to profit from this charge.

The 1.25% DAC charge against each premium covers our estimated cost for the Federal income tax treatment of deferred acquisition costs. This is determined solely by the amount of life insurance premiums received. We believe this charge is reasonable in relation to our increased federal tax burden under IRC
Section 848 resulting from the receipt of premium payments. No charge will be deducted where premiums received from you are not subject to the federal tax deferred acquisition cost provisions.

We reserve the right to increase or decrease the charge for taxes due to any change in tax law or due to any change in the cost to us.

DAILY DEDUCTION FROM MONY AMERICA VARIABLE ACCOUNT L

A charge is deducted daily from each subaccount of MONY America Variable Account L for the mortality and expense risks assumed by the Company.

MORTALITY AND EXPENSE RISK CHARGE -- Maximum of 0.002055% of the amount in the subaccount, which is equivalent to an annual rate of 0.75% of subaccount value.

The Mortality and Expense Risk Charge will effectively be reduced after the tenth policy anniversary. Each month after said date, an expected amount equal to 0.04167% of the subaccount value will be credited to the Fund Value allocated to the subaccounts. This is equivalent to 0.5% on an annualized basis. This amount is not guaranteed. The allocation among subaccounts will be done proportionately on each monthly anniversary following the tenth policy anniversary.

This charge compensates us for assuming mortality and expense risks under the policies. The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated. Therefore, the cost of insurance charges specified in the policy will not be enough to meet our actual claims. We assume an expense risk that other expenses incurred in issuing and administering the policies and operating MONY America Variable Account L will be greater than the amount estimated when setting the charges for these expenses. We will realize a profit from this fee to the extent it is not needed to provide benefits and pay expenses under the policies. We may use this profit for other purposes. These purposes may include any distribution expenses not covered by the sales charge or surrender charge.

This charge is not assessed against the amount of the policy Fund Value that is allocated to the Guaranteed Interest Account, nor to amounts in the Loan Account.

DEDUCTIONS FROM FUND VALUE

A charge called the Monthly Deduction is deducted from the Fund Value on each monthly anniversary day. The Monthly Deduction consists of the following items:

COST OF INSURANCE -- This charge compensates us for the anticipated cost of paying death benefits in excess of Fund Value to insureds' beneficiaries. The amount of the charge is equal to a current cost of insurance rate multiplied by the net amount at risk under the policy at the beginning of each policy month. Here, net amount at risk equals the death benefit payable at the beginning of the policy month less the Fund Value at that time. The factors that affect the net amount at risk include investment performance, payment of premiums, and charges to the policy.

The policy contains guaranteed cost of insurance rates that may not be increased. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables. (For issue ages under 18, no smoker/nonsmoker adjustment is made until attained age 15. Where unisex cost of insurance rates apply, the 1980 Commissioners Ordinary Smoker and Nonsmoker Mortality Table B applies.) These rates are based on the age and underwriting class of the insured. They are also based on the gender of the insured, but unisex rates are used where appropriate under applicable law. Unisex laws include the State of Montana and in policies purchased by employers and employee organizations in connection with employment related insurance or benefit programs. As of the date of this prospectus, we charge "current rates" that are lower (i.e., less expensive) at most ages than the guaranteed rates, and depend on our expectation of future experience with respect to investment earnings, mortality, expenses, persistency, and taxes. A change in rates will apply to all persons of the same age, gender

30  CHARGES AND DEDUCTIONS

(where applicable), and risk class and whose policies have been in effect for the same amount of time. We may change current rates in the future. Like the guaranteed rates, the current rates also vary with the age, gender, smoking status, and underwriting class of the insured. In addition, they also vary with the policy duration. The cost of insurance rate generally increases with the age of the insured.

You should refer to your policy to determine your Specified Amount and the amount of any Term Life Term Insurance in force.

If there have been increases in the Specified Amount, then for purposes of calculating the cost of insurance charge, the Fund Value will first be applied to the initial Specified Amount. If the Fund Value exceeds the initial Specified Amount, the excess will then be applied to any increase in Specified Amount in the order of the increases. If the death benefit equals the Fund Value multiplied by the applicable death benefit percentage, any increase in Fund Value will cause an automatic increase in the death benefit. The underwriting class and duration for such increase will be the same as that used for the most recent increase in Specified Amount (that has not been eliminated through a later decrease in Specified Amount).

ADMINISTRATIVE CHARGE

An administrative charge is deducted monthly from the Fund Value. The amount of this charge varies by issue age of the insured, policy duration and with the size of a policy's Specified Amount.

------------------------------------------------
                          FIRST 12  EACH POLICY
                          POLICY      MONTH
                          MONTHS    THEREAFTER
------------------------------------------------
Specified Amount:

  Less than $250,000      $31.50*   $6.50

  $250,000 to $499,000    28.50*    3.50

  $500,000 or more        25.00*    None
------------------------------------------------

* Reduced by $5.00 for issue ages 0 through 17. Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

For purposes of this charge, if an increase or decrease in Specified Amount causes your policy to change bands, the monthly administrative charges on the monthly anniversary day of the change will be adjusted to reflect the new Specified Amount. The administrative charge is assessed to reimburse the Company for the expenses associated with administration and maintenance of the policies. The administrative charge is guaranteed never to exceed these amounts. The Company does not expect to profit from this charge.

GUARANTEED DEATH BENEFIT CHARGE -- If you elect the Guaranteed Death Benefit Rider, you will be charged $0.01 per $1,000 of policy Specified Amount and certain rider amounts per month during the term of the Guaranteed Death Benefit Rider. This charge is guaranteed never to exceed this amount.

OPTIONAL INSURANCE BENEFITS CHARGE -- A monthly deduction for any other optional insurance benefits added to the policy by rider.

FUND CHARGES

There will be a difference between the Fund Value of the policy and its Cash Value for at least the first fourteen policy years. This difference is the Fund Charges, which are contingent deferred loads. They are contingent loads because they are assessed only if the policy is surrendered, if the policy lapses, or if the Specified Amount of the policy is decreased. It is a deferred load because it is not deducted from the premiums paid. The Fund Charge consists of two charges: an Administrative Fund Charge and a Sales Fund Charge. The Company will assess the Fund Charges against the Fund Value upon surrender, lapse or reduction in Specified Amount within fourteen years after its issuance, or within fourteen years following an increase in Specified Amount.

ADMINISTRATIVE FUND CHARGE

The Administrative Fund Charge is equal to an amount per thousand dollars of Specified Amount as follows:

-----------------------------
              ADMINISTRATIVE
 ISSUE AGE*   FUND CHARGE
-----------------------------
0-25          $2.50

26            3.00

27            3.50

28            4.00

29            4.50

30 or higher  5.00
-----------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

The amount of the charge remains level for five policy years. After the fifth policy Anniversary, the charge decreases by 10% per year until it reaches zero at the end of the 14th policy year. An additional Administrative Fund Charge is created each time a new coverage segment of Specified Amount is added. The Administrative Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Administrative Fund Charge.

For example, if a policy issued at Age 40 with an initial Specified Amount of $100,000 is surrendered in the third policy year, the Administrative Fund Charge would be $500 ($100 times $5.00). If that policy is increased in the fourth policy year to $150,000 and is subsequently surrendered in the seventh policy year, the total Administrative Fund Charge would be $650 ($100 times $5.00 times 80%, plus $50 times $5.00.)

The Administrative Fund Charge is designed to cover the administrative expenses associated with underwriting and issuing a policy, including the costs of processing applications, conducting medical examinations, determining insurability and your underwriting class, and establishing policy records. The Company does not expect to profit from the Administrative Fund Charge.

SALES FUND CHARGE

To determine the Sales Fund Charge, a "target premium" is used. The target premium is not based on the minimum annual premiums or the scheduled premium payments. The maximum Sales Fund Charge for the initial Specified Amount of the policy will be equal to the following percentage of premiums paid up to one target premium. The maximum Sales Fund Charge will not vary based on the amount of premiums paid or the timing of the premium payments. The actual Sales Fund Charge for your policy is a percentage of the

                                                     CHARGES AND DEDUCTIONS  31
premiums paid on your policy during the first five policy years, up to the maximum. This percentage varies by the Age of the Insured on the policy date as follows:

----------------------------
              PERCENTAGE OF
 AGE*         PREMIUMS PAID
----------------------------
0-17          50%

18-65         75%

66            70%

67            65%

68            60%

69            55%

70 or higher  50%
----------------------------

* Issue Ages are restricted on Policies offered to residents of, or issued for delivery in, the State of New Jersey to ages in excess of 17.

Therefore, the Sales Fund Charge can increase as premiums are paid during the five year period. Starting on the fifth Policy anniversary, the charge decreases from its maximum by 10% per year until it reaches zero at the end of the 14th year. An additional Sales Fund Charge is created each time a new coverage segment of Specified Amount is added. The Sales Fund Charge related to the increased Specified Amount decreases over the 14 years following the date of the increase on a scale identical to that of the original Sales Fund Charge.

During the first two Policy years, the Sales Fund Charge will be further limited.

As an example of the Sales Fund Charge calculation, if a Male Insured Age 25 purchases a Policy with a Specified Amount of $100,000, the, Target Premium, based upon the assumptions described above, would be $580.00 (Preferred, nonsmoker, Death Benefit Option I). The maximum Sales Fund charge during the first five Policy Years would be 75% of this amount, or $435.00.

The purpose of the Sales Fund Charge is to reimburse the Company for some of the expenses of distributing the Policies.

EFFECT OF CHANGES IN SPECIFIED AMOUNT ON THE FUND CHARGE. The Fund Charges will increase when a new coverage segment of Specified Amount is created due to a requested increase in coverage. The Fund Charges related to the increase will be calculated in the same manner as the Fund Charges for the original Specified Amount, and will be reduced over the 15 year period following the increase. For purposes of calculating the sales fund charge, premiums paid after the increase will be allocated to Specified Amount segments in the same proportion that the guideline annual premium as defined by the federal securities laws for each segment bear to the sum of the guideline annual premiums for all coverage segments. The new Fund Charges for the policy will equal the remaining portion of the Fund Charges for the original Specified Amount, plus the Fund Charges related to the increase.

A portion of the Fund Charges will be deducted from the Fund Value whenever the Specified Amount of the policy is reduced. This may result from (1) a requested decrease, (2) a change of death benefit option from Option II to Option I, or
(3) a partial surrender. The Fund Charges, as well as the transaction charge assessed for the partial surrender, if applicable, will be deducted from the subaccounts and the Guaranteed Interest Account in the same manner as monthly deductions. For purposes of this calculation, if any subaccount or the Guaranteed Interest Account is insufficient to provide for its share of the deduction, the entire deduction will be pro-rated among the subaccounts from which the partial surrender is deducted in relation to their Fund Values. The remaining Fund Charges which apply to the policy will be reduced proportionately for the amount of the Fund Charge which was assessed against the Fund Value.

TRANSACTION AND OTHER CHARGES

..   Partial Surrender Fee -- The lesser of 2% of the partial surrender amount or $25.

..   Transfer of Fund Value -- Maximum of $25 on each transfer in a policy year exceeding four; currently $0.

The partial surrender fee is guaranteed not to exceed the amounts above. Currently, we do not charge for transfers of Fund Value between the subaccounts. However, we reserve the right to assess a $25 charge on transfers which exceed 4 in any policy year. For policies issued for delivery to residents of the Commonwealth of Massachusetts, we guarantee that no transfer charge will be imposed on transfers made within one year from the date the policy is issued.

We may charge the subaccounts for federal income taxes that are incurred by us and are attributable to MONY America Variable Account L and its subaccounts. No such charge is currently assessed. See "Federal income tax considerations -- Our income taxes."

We will bear the direct operating expenses of MONY America Variable Account L. The subaccounts purchase shares of the corresponding portfolio of the underlying Fund. The Fund's expenses are not fixed or specified under the terms of the policy.


SPECIAL SERVICES CHARGES

We deduct a charge for providing the special services described below. These charges compensate us for the expense of processing each special service. For certain services, we will deduct from your policy account value any withdrawal charge that applies and the charge for the special service. Please note that we may discontinue some or all of these services without notice.

.. WIRE TRANSFER CHARGE. We charge $90 for outgoing wire transfers. Unless you specify otherwise, this charge will be deducted from the amount you request.

.. EXPRESS MAIL CHARGE. We charge $35 for sending you a check by express mail delivery. This charge will be deducted from the amount you request.

.. POLICY ILLUSTRATION CHARGE. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.


32  CHARGES AND DEDUCTIONS

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.. DUPLICATE POLICY CHARGE. We charge $35 for providing a copy of your policy.
The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Processing Office, or (iii) by any other means we make available to you.

.. POLICY HISTORY CHARGE. We charge a maximum of $50 for providing you a history of policy transactions. If you request a policy history of less than 5 years from the date of your request, there is no charge. If you request a policy history of more than 5 years but less than 10 years from the date of your request, the current charge is $25. For policy histories of 10 years or more, the charge is $50. For all policy histories, we reserve the right to charge a maximum of $50. The charge for this service can be paid (i) using a credit card acceptable to MONY America, (ii) by sending a check to our Processing Office, or (iii) by any other means we make available to you.

.. CHARGE FOR RETURNED PAYMENTS. For each payment you make in connection with your policy is returned for insufficient funds, we will charge a maximum of $25.


FEES AND EXPENSES OF THE FUNDS

The Fund and each of its portfolios incur certain charges including the investment advisory fee and certain operating expenses. These fees and expenses vary by portfolio and are set forth in "Fees and Expenses of the Funds." Their Boards govern the Funds. Certain portfolios available under the policy in turn invest in shares of other portfolios of AXA Premier VIP Trust and EQ Advisors Trust and/or shares of unaffiliated portfolios (collectively the "underlying portfolios"). The underlying portfolios each have their own fees and expenses, including management fees, operating expenses, and investment related expenses such as brokerage commissions. Fees and expenses of the Funds are described in more detail in the Funds' prospectuses.

GUARANTEE OF CERTAIN CHARGES

We guarantee that the following charges will not increase:

(1)Mortality and expense risk charge.

(2)Administrative charge.

(3)Sales charge.

(4)Guaranteed cost of insurance rates.

(5)Fund charge.

(6)Partial surrender fee.

Any changes in the current cost of insurance charges or charges for optional insurance benefits will be made based on the class of the insured. Changes will be based on changes in:

(1)Future expectations with respect to investment earnings,

(2)Mortality,

(3)Length of time policies will remain in effect,

(4)Expenses, and

(5)Taxes.

In no event will they exceed the guaranteed rates defined in the policy.

                                                     CHARGES AND DEDUCTIONS  33

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6. Other information


--------------------------------------------------------------------------------


FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION


The following summary provides a general description of the federal income tax considerations associated with the policy and does not purport to be complete or to cover all tax situations. It generally assumes the policy owner is a natural person who is a U.S. citizen and resident and that the policy qualifies as life insurance under federal tax rules. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. There may also be different tax consequences if you assign your policy, transfer an interest therein or designate a new owner.


TAX STATUS OF THE POLICY


In order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law, a policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the policy should satisfy the applicable requirements. There is insufficient guidance with respect to policies issued on a rated basis and policies with term riders added and it is not clear whether such policies will in all cases satisfy the applicable requirements. If it is subsequently determined that for any reason a policy does not satisfy the applicable requirements, we may take appropriate steps to bring the policy into compliance with such requirements and we reserve the right to restrict policy transactions in order to do so.


In certain circumstances, owners of variable life insurance policies could be considered for federal income tax purposes to be the owners of the assets of the variable account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policy owners can be currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the policies, such as the flexibility of a policy owner to allocate premiums and cash values, have not been sufficiently addressed in published rulings. While we believe that the policies do not give policy owners investment control over MONY America Variable Account L assets, we reserve the right to modify the policies as necessary to help prevent a policy owner from being treated as the owner of the Variable Account assets supporting the policy.


In addition, the Code requires that the investments of MONY America Variable Account L be "adequately diversified" in order for the policies to be treated as life insurance policies for federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements, though no assurances can be given in this regard.


The following discussion assumes that the policy will qualify as a life insurance policy for federal income tax purposes.

INCOME TAX TREATMENT OF POLICY BENEFITS

In general, we believe that the death benefit under a policy should be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of policy proceeds depend on the circumstances of each policy owner or beneficiary. A tax adviser should be consulted on these consequences.

Generally, the policy owner will not be deemed to be in actual or constructive receipt of the policy cash value until there is a distribution. When distributions from a policy occur, or when loans are taken out from or secured by a policy, the tax consequences depend on whether the policy is classified as a "Modified Endowment Contract." An endowment benefit, that is, any proceeds payable as a maturity benefit, is not considered a death benefit and is subject to the tax treatment described below for surrender distributions.

MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance policies are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance policies. Due to the flexibility of the policies as to premiums and benefits, the individual circumstances of each policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but "Modified Endowment Contract" status generally depends on the amount of premiums paid during the first seven policy years. Certain changes in a policy after it is issued could also cause it to be classified as a Modified Endowment Contract. A current or prospective policy owner should consult with a competent adviser to determine whether a policy transaction will cause the policy to be classified as a Modified Endowment Contract.

Pre-death distributions from Modified Endowment Contracts may result in taxable income. Upon full surrender or maturity of the policy, the policy owner would recognize ordinary income for federal income tax purposes. Ordinary income will equal the amount by which the Cash Value plus Outstanding Debt exceeds the investment in the policy. (The investment in the policy is usually the premiums paid plus certain pre-death distributions that were taxable less any premiums previously recovered that were excludable from gross income.) Upon partial surrenders and policy loans the policy owner would recognize ordinary income to the extent allocable to income (which includes all previously non-taxed gains) on the policy. The amount allocated to income is the amount by which the Fund Value of the policy exceeds investment in the policy immediately before distribution. The tax law provides for aggregation of two or more policies classified as Modified Endowment Contracts if the policies are issued by the same insurance company (or its affiliates) to the same policy owner in the same calendar year.

The policies are aggregated for the purpose of determining the part of the pre-death distributions allocable to income on the policies and the part allocable to investment in the policies.

34  OTHER INFORMATION

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Amount received under a modified endowment contract that are included in gross income are subject to an additional tax. This additional tax is equal to 10% of the amount included in gross income, unless an exception applies. The 10% additional tax does not apply to any amount received:

(1)When the taxpayer is at least 59 1/2 years old;

(2)Which is attributable to the taxpayer becoming disabled; or

(3)Which is part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

A corporation or other non-natural person owner will not meet any of these exceptions.

A policy may not be a Modified Endowment Contract originally but may become one later. Treasury Department regulations, yet to be prescribed, cover pre-death distributions received in anticipation of the policy's failure to meet the seven-pay premium test. These distributions are to be treated as pre-death distributions from a Modified Endowment Contract (and, therefore, are to be taxed as described above). This treatment is applied even though the policy was not yet a Modified Endowment Contract. The Code defines a distribution in anticipation of failing the test as one made within two years of the policy being classified as a Modified Endowment Contract.

It is unclear whether interest paid (or accrued by an accrual basis taxpayer) on Outstanding Debt with respect to a Modified Endowment Contract constitutes interest for federal income tax purposes. If it does constitute interest, its deductibility will be subject to the same limitations as conventional life insurance policies.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

(1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and then as tax-free recovery of the policy owner's investment in the policy only after all gain in the Policy has been distributed.

(2)Loans taken from or secured by a policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

(3)A 10 percent additional penalty tax is imposed on the amount subject to tax except where the distribution or loan is made when the policy owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary or designated beneficiary. A corporate or other non-natural person owner will not meet any of these exceptions.

If a policy becomes a Modified Endowment Contract, distributions that occur during the contract year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a policy within two years before it becomes a Modified Endowment Contract may be taxed in this manner. This means that a distribution made from a policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the policy owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the policy to continue to qualify as a life insurance policy for federal income tax purposes if policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a policy that is not a Modified Endowment Contract are generally not treated as distributions when made. However, the tax consequences associated with loans after the tenth policy year are less clear and a tax adviser should be consulted about such loans.

Finally, neither distributions from nor loans from or secured by a policy that is not a Modified Endowment Contract are subject to the 10 percent additional penalty tax.

INVESTMENT IN THE POLICY. Your investment in the policy is generally your aggregate premiums. When a distribution is taken from the policy, your investment in the policy is reduced by the amount of the distribution that is tax-free.

POLICY LOANS. In general, interest on a policy loan will not be deductible. If a policy loan is outstanding when a policy matures, is canceled, surrendered or lapses, the amount of the Outstanding Debt will be added to the amount deemed distributed for tax purposes even though there will be no actual cash distribution for the outstanding loan amount, and will be taxed accordingly. Before taking out a policy loan, you should consult a tax adviser as to the tax consequences.

MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same policy owner during any calendar year can be treated as one Modified Endowment Contract for purposes of determining the amount includible in the policy owner's income when a taxable distribution occurs.


WITHHOLDING. Generally, unless you provide us with a satisfactory written election to the contrary prior to the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your policy. If you do not wish us to withhold tax from the payment, or if we do not withhold enough, you may have to pay later, and you may incur penalties under the estimated income tax rules. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory notification that no such taxes are due. States may also require us to withhold tax on distributions to you and may not always follow federal rules. Special withholding rules apply if you are not a U.S. resident or not a U.S. citizen. For Puerto Rico and other jurisdictions, income is considered U.S. source income.


                                                          OTHER INFORMATION  35

RESTORATION OF A TERMINATED POLICY. For tax purposes, some restorations of a policy that terminated after a grace period may be treated as the purchase of a new policy. Since tax laws and regulations and their application may have changed by such time, there can be no assurance that we can reinstate the policy to qualify as life insurance under future tax rules.

PENSION AND PROFIT SHARING PLANS. A life insurance policy can be purchased and held by a qualified retirement plan subject to limitations of federal tax law and the terms of the retirement plan. As the rules governing qualified retirement plans are voluminous and complex and as their effect may differ depending on the terms of a particular plan document no attempt is made here to describe such rules. Persons purchasing the policy pursuant to a qualified retirement plan should consult with their own tax advisers.

BUSINESS AND EMPLOYER OWNED POLICIES Any employer owned life insurance arrangement on an employee or director as well as any corporate, trade, or business use of a policy should be carefully reviewed by your tax advisor with attention to the rules discussed below. Also, careful consideration should be given to any other rules that may apply, including other possible pending or recently enacted legislative proposals.

REQUIREMENTS FOR INCOME TAX FREE DEATH BENEFITS. Federal tax legislation enacted in 2006 imposes additional requirements for employer owned life insurance policies. The provisions can have broad application for contract owners engaged in a trade or business, or certain related persons. These requirements include detailed notice and consent rules, annual tax reporting and recordkeeping requirements on the employer and limitations on those employees (including directors) who can be insured under the life insurance policy. Failure to satisfy applicable requirements will result in death benefits in excess of premiums paid by the owner being includible in the owner's income upon the death of the insured employee. Notice and consent requirements must be satisfied before the issuance of the life insurance policy or a material change to an existing life insurance policy otherwise, benefits may lose their tax favored treatment.

The new rules generally apply to life insurance policies issued after August 17, 2006. Note, however, that material increases in the death benefit or other material changes will generally cause an existing policy to be treated as a new policy and thus subject to the new requirements. The term "material" has not yet been fully defined but is expected to not include automatic increases in death benefits in order to maintain compliance of the life insurance policy tax qualification rules under the Code. An exception for certain tax-free exchanges of life insurance policies pursuant to Section 1035 of the Code may be available but is not clearly defined.

LIMITATIONS ON INTEREST DEDUCTIBILITY FOR BUSINESS OWNED LIFE
INSURANCE. Ownership of a policy by a trade or business can limit the amount of any interest on business borrowings that entity otherwise could deduct for federal income tax purposes, even though such business borrowings may be unrelated to the policy. To avoid the limit, the insured person must be an officer, director, employee or 20% owner of the trade or business entity when coverage on that person commences. A recent proposal, if enacted, could narrow the exception to 20% owners unless the policy is grandfathered.

The limit does not generally apply for policies owned by natural persons (even if those persons are conducting a trade or business as sole proprietorships), unless a trade or business entity that is not a sole proprietorship is a direct or indirect beneficiary under the policy. Entities commonly have such a beneficial interest, for example, in so-called "split-dollar" arrangements. If the trade or business entity has such an interest in a policy, it will be treated the same as if it owned the policy for purposes of the limit on deducting interest on unrelated business income.

The limit generally applies only to policies issued after June 8, 1997 in taxable years ending after such date. However, for this purpose, any material change in a policy will be treated as the issuance of a new policy.

In cases where the above-discussed limit on deductibility applies, the non-deductible portion of unrelated interest on business loans is determined by multiplying the total amount of such interest by a fraction. The numerator of the fraction is the policy's average account value (excluding amounts we are holding to secure any policy loans) for the year in question, and the denominator is the average for the year of the aggregate tax bases of all the entity's other assets. The above limitation is in addition to rules limiting interest deductions on policy loans against business-owned life insurance. Special rules apply to insurance company owners of policies which may be more restrictive.

SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. It is possible that certain split-dollar insurance plans may be considered to be a form of deferred compensation under Section 409A of the Code, which broadens the definition of deferred compensation plans, and subject such plans to new requirements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements or making any modifications to such arrangements.

In 2002, the IRS issued Notice 2002-8 concerning the taxation of split-dollar life insurance arrangements as well as regulations in both 2002 and 2003. They provide for taxation under one of two mutually exclusive regimes depending upon the structure of the arrangement. These are a loan regime and an economic benefit regime. Transition and grandfathering rules, among other items, should be carefully reviewed when considering such arrangements. A material modification to an existing arrangement may result in a change in tax treatment. In addition, public corporations (generally publicly traded or publicly reporting companies) and their subsidiaries should consider the possible implications on split-dollar arrangements of the Securities Exchange Act of 1934 which generally prohibit certain direct or indirect loans to executive officers or directors. At least some split-dollar arrangements could be deemed to involve loans within the purview of that section.

ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

ESTATES, GIFTS AND OTHER TAX CONSIDERATIONS. The transfer of the policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. For example, the transfer of the policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the

36  OTHER INFORMATION

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generation assignment of the owner may have generation-skipping transfer tax consequences in addition to gift and estate tax consequences under federal tax law. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Among other issues, policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

If this policy is used with estate and gift tax planning in mind, you should consult with your tax advisor as to the most up-to-date information as to federal estate, gift and generation skipping tax rules.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. This could include special rules for tax-exempt entities as well as for corporate or business uses of policies. Congress may also consider proposals to comprehensively reform or overhaul the U.S. tax and retirement systems. For example, a President's Advisory Panel on Federal Tax Reform recently announced its tax reform options. These options make sweeping changes to many longstanding tax rules, including certain tax benefits currently available to newly purchased cash value life insurance and deferred annuity products. More recently, in connection with deficit reduction and tax reform, proposals have been considered to eliminate some or all taxable expenditures or tax preferences together with some lowering of tax rates. We cannot predict what, if any, legislation will actually be proposed or enacted based on these options or what type of grandfathering will be allowed for existing life insurance policies. Consult a tax adviser with respect to legislative developments and their effect on the policy. In addition, the Treasury Department may amend existing or release new regulations on the qualification of life insurance and modified endowment contracts, or adopt new or clarifying interpretations of existing law. As a result, there are areas of some uncertainty even under current laws, such that future tax consequences of a policy could be other than as described herein.


2009 OR LATER INCREASES IN BENEFITS OR COVERAGE, ADDITION OF RIDERS, OR CERTAIN OTHER POLICY CHANGES. In addition to the other tax effects that an increase or decrease in benefits under your policy may have as discussed earlier in this Tax information section, IRS Notice 2004 - 61 as modified by Notice 2006 - 95 provides special guidance concerning the mortality charge assumptions permitted for federal income tax testing purposes for certain changes made in 2009 or later to policies issued prior to 2009 based on 1980 Commissioner's Standard Ordinary mortality tables ("1980 CSO tables").

The Notice provides a safe harbor which would not require certain 2009 or later changes to cause tax testing to become subject to the new 2001 CSO based tables. This safe harbor covers certain changes that are pursuant to the terms of the policy, including the addition or removal of a rider and an increase or decrease in the death benefit. Certain other transactions, such as a substitution of insured or ratings change, are not addressed. If we determine that a transaction would cause your policy to lose its ability to be tax tested under the 1980 CSO mortality tables under which your policy operates, we intend to refuse such 2009 or later transactions which might otherwise have been available under your policy, subject to our rules then in effect. We would take such action to help assure that your policy can continue to qualify as life insurance for federal tax testing under the 1980 CSO based tables. Unless or until we receive further guidance, certain ratings or other changes may not be permitted. There can be no assurance as to whether such guidance will be provided or what any such guidance may provide.

OUR INCOME TAXES


The operations of our separate accounts are reported in our federal income tax return. Separate account investment income and capital gains, however, are, for tax purposes, reflected in our variable life insurance policy reserves. Currently we pay no taxes on such income and gains and impose no charge for such taxes. We reserve the right to impose a charge in the future for taxes incurred by us that are allocable to the policies.

We are entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.


VOTING OF FUND SHARES

Based on its view of present applicable law, the Company will exercise voting rights attributable to the shares of each portfolio of the Funds held in the subaccounts. We will exercise such rights at any regular and special meetings of the shareholders of the Funds on matters requiring shareholder voting under the Investment Company Act of 1940. Our will exercise of these voting rights will be based on instructions received from persons having the voting interest in corresponding subaccounts of MONY America Variable Account L. We may elect to vote the shares of the Funds in our own right if:

(1)The Investment Company Act of 1940 (the "Act") or any regulations thereunder is amended, or

(2)The present interpretation of the Act should change, and

(3)As a result we determine that it is permitted to vote the shares of the Funds in our right.

The person having the voting interest under a policy is the policy owner. Unless otherwise required by applicable law, a policy owner will have the right to instruct for the number of votes of any portfolio determined by dividing his or her Fund Value in the subaccount that corresponds to the portfolio by $100. Fractional votes will be counted. The number policy owner votes will be determined as of the date set by the Company. However, such date will not be more than 90 days prior to the date established by the corresponding Fund for determining shareholders eligible to vote at that Fund's meeting. If required by the Securities and Exchange Commission, the Company reserves the right to determine the voting rights in a different fashion. Voting instructions may be cast in person or by proxy.

If the Company does not receive voting instructions from the policy owner on time, the Company will vote his or her votes. The Company will vote in the same proportion as voting instructions received on time for all policies participating in that subaccount. The Company will also exercise the voting rights from assets in each subaccount, which are not otherwise attributable to policy owners. These votes will be exercised in the same proportion as the voting instructions that are received on time for all policies participating in that sub-

                                                          OTHER INFORMATION  37
account. Generally, the Company will vote any voting rights attributable to shares of portfolios of the Funds held in its General Account. These votes will be exercised in the same proportion as the aggregate votes cast with respect to shares of portfolios of the Funds held by MONY America Variable Account L and other separate accounts of the Company. One effect of proportionate voting is that a small number of policy owners may control the outcome of a vote.


DISREGARD OF VOTING INSTRUCTIONS

The Company may disregard voting instructions when required by state insurance regulatory authorities, if, (1) the instructions require that voting rights be exercised so as to cause a change in the subclassification or investment objective of a Portfolio, or (2) to approve or disapprove an investment advisory contract. In addition, the Company itself may disregard voting instructions of changes initiated by policy owners in the investment policy or the investment adviser (or portfolio manager) of a portfolio. The Company's disapproval of such change must be reasonable and must be based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purpose, and considering the effect the change would have on the Company. If Company does disregard voting instructions; a summary of that action and the reasons for such action will be included in the next report to policy owners.

REPORT TO POLICY OWNERS

A statement will be sent at least annually to each policy owner setting forth:

(1)A summary of the transactions which occurred since the last statement, and

(2)Indicating the death benefit, Specified Amount, Fund Value, Cash Value, and any Outstanding Debt.

In addition, the statement will indicate the allocation of Fund Value among the Guaranteed Interest Account, the Loan Account and the subaccounts, and any other information required by law. Confirmations will be sent out upon premium payments, transfers, loans, loan repayments, withdrawals, and surrenders.

Each policy owner will also receive an annual and a semiannual report containing financial statements for MONY America Variable Account L and the Funds. The Funds' statement will include a list of the portfolio securities of the Funds, as required by the Investment Company Act of 1940, and/or such other reports as may be required by federal securities laws.

SUBSTITUTION OF INVESTMENTS AND RIGHT TO CHANGE OPERATIONS

The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or substitutions for the securities that are held by or may be purchased by MONY America Variable Account L or any of its other separate accounts. The Company may substitute shares of another portfolio of the Funds or of a different fund for shares already purchased, or to be purchased in the future under the policies if:

(1)Shares of any or all of the portfolios of the Funds should no longer be available for investment or,

(2)In the sole judgment of the Company's management, further investment in shares of any or all portfolios of the Funds should become inappropriate in view of the purposes of the policies.

The substituted portfolio may have different fees and expenses. Where required, the Company will not substitute any shares attributable to a policy owner's interest in MONY America Variable Account L without notice, policy owner approval, or prior approval of the Securities and Exchange Commission. The Company will also follow the filing or other procedures established by applicable state insurance regulators. Applicable state insurance regulators include the Commissioner of Insurance of the State of Arizona.

The Company also reserves the right to establish additional subaccounts of MONY America Variable Account L. Each additional subaccount would invest in (1) a new portfolio of the Funds, or (2) in shares of another investment company, a portfolio thereof, or (3) another suitable investment vehicle, with a specified investment objective. New subaccounts may be established when, in the sole discretion of the Company, marketing needs, tax considerations or investment conditions warrant, and any new Subaccounts will be made available to existing Policy Owners on a basis to be determined by the Company. The Company may also eliminate one or more subaccounts if, in its sole discretion, marketing, tax, or investment conditions so warrant.

If a substitution or change is made, the Company may make changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If the Company considers it to be in the best interests of persons having voting rights under the policies, MONY America Variable Account L may:

(1)Be operated as a management investment company under the Investment Company Act of 1940 (the "Act") or any other form permitted by law,

(2)Be deregistered under that Act if such registration is no longer required, or

(3)Be combined with other separate accounts of the Company or an affiliate thereof.

Subject to compliance with applicable law, the Company also may combine one or more Subaccounts and may establish a committee, board, or other group to manage one or more aspects of the operation of MONY America Variable Account L.

CHANGES TO COMPLY WITH LAW

The Company reserves the right to make any change without consent of policy owners to the provisions of the policy to comply with, or give policy owners the benefit of, any Federal or State statute, rule, or regulation. Federal and State laws include but not limited to requirements for life insurance contracts under the Internal Revenue Code, and regulations of the United States Treasury Department or any state.

VARIATIONS AMONG POLICIES

Time periods and other terms and conditions described in this prospectus may vary due to legal requirements in your state. These variations will be reflected in your policy. The Company or your financial professional can advise you about any variations that may apply to your policy.

38  OTHER INFORMATION

7. The Guaranteed Interest Account


--------------------------------------------------------------------------------

You may allocate all or a portion of your net premiums and transfer Fund Value to the Guaranteed Interest Account of the Company. Amounts allocated to the Guaranteed Interest Account become part of the "General Account" of the Company, which supports insurance and annuity obligations. The amounts allocated to the General Account of the Company are subject to the liabilities arising from the business the Company conducts. Descriptions of the Guaranteed Interest Account are included in this Prospectus for the convenience of the purchaser. The Guaranteed Interest Account and the General Account of the Company have not been registered under the Securities Act of 1933 and the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the Guaranteed Interest Account. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus. For more details regarding the Guaranteed Interest Account, see the policy.

GENERAL DESCRIPTION

Amounts allocated to the Guaranteed Interest Account become part of the General Account of Company which consists of all assets owned by the Company other than those in MONY America Variable Account L and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

You may elect to allocate net premiums to the Guaranteed Interest Account, MONY America Variable Account L, or both. You may also transfer Fund Value from the subaccounts of MONY America Variable Account L to the Guaranteed Interest Account or from the Guaranteed Interest Account to the subaccounts. The Company guarantees that the Fund Value in the Guaranteed Interest Account will be credited with a minimum interest rate of 0.0133689% daily, compounded daily, for a minimum effective annual rate of 5.0%. Such interest will be paid regardless of the actual investment experience of the Guaranteed Interest Account. In addition, Company may in its sole discretion declare current interest in excess of the 5.0% annual rate. (The portion of a Policy Owner's Fund Value that has been used to secure Outstanding Debt will be credited with a guaranteed interest rate of 0.013368% daily, compounded daily, for a minimum effective annual rate of 5.0%.) After the tenth policy anniversary, an increase in the annual interest rates that apply to the Fund Value in the Guaranteed Interest Account and Loan Account is expected. The rate is expected to be 0.5% higher. Neither increase is guaranteed.

The Company bears the full investment risk for the Fund Value allocated to the Guaranteed Interest Account.

LIMITATIONS ON AMOUNTS IN THE GUARANTEED INTEREST ACCOUNT

No net premium or transfer to the Guaranteed Interest Account will be accepted which would cause the Guaranteed Interest Account to exceed $250,000 on the date of payment or transfer. For payments which exceed the limit, the Company will accept the portion of the payment up to $250,000 and will return the excess payment to the policy owner. For transfers which exceed the limit, the Company will accept the portion of the transfer up to the $250,000. The amount of the requested transfer which would otherwise cause the Guaranteed Interest Account to exceed $250,000 will be retained in the subaccounts in the same proportion that the amount actually transferred bears to the total requested transfer amount. These limits are waived in the event the policy owner elects the Right to exchange Policy. See "Right to exchange Policy."

DEATH BENEFIT

The Death Benefit under the policy will be determined in the same fashion if you have Fund Value in the Guaranteed Interest Account or Fund Value in the subaccounts. The Death Benefit under Option I will be equal to the Specified Amount of the Policy plus the increase in Fund Value since the last monthly anniversary or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. Under Option II, the Death Benefit will be equal to the Specified Amount of the Policy plus the Fund Value on date of death or, if greater, Fund Value on the date of death plus Fund Value on the last monthly anniversary multiplied by a Death Benefit percentage. See "Death Benefits under the Policy."

POLICY CHARGES

Deductions from premium, monthly deductions from the Fund Value, and Fund charges will be the same if you allocate net premiums or transfer Fund Value to the Guaranteed Interest Account or allocate net premiums to the subaccounts. These charges include the sales and tax charges; the charges for the cost of insurance, administrative charge, the charge for any optional insurance benefits added by Rider, and administrative Fund Charge and sales Fund Charge. Fees for partial surrenders and, if applicable, transfer charges, will also be deducted from the Guaranteed Interest Account.

You will not directly or indirectly pay charges applicable to the portfolios, including the operating expenses of the portfolios, and the investment advisory fee charged by the portfolio managers if your Fund Value is allocated to the Guaranteed Interest Account. Likewise, the mortality and expense risk charge applicable to the Fund Value allocated to the subaccounts is not deducted from Fund Value allocated to the Guaranteed Interest Account. Any amounts that the Company pays for income taxes allocable to the subaccounts will not be charged against the Guaranteed Interest Account. However, it is important to remember that you will not participate in the investment

                                                    THE GUARANTEED INTEREST
                                                                    ACCOUNT  39
experience of the subaccounts to the extent that Fund Values are allocated to the Guaranteed Interest Account.

TRANSFERS

Amounts may be transferred after the Free Look Period from the subaccounts to the Guaranteed Interest Account and from the Guaranteed Interest Account to the subaccounts, subject to the following limitations.

..   Transfers to the Guaranteed Interest Account may be made at any time and in any amount subject to the $250,000 limit on total amounts allocated to the Guaranteed Interest Account. These limits are waived if the policyowner elects the Right to exchange the Policy. See "Right to exchange the Policy."

..   Transfers from the Guaranteed Interest Account to the subaccounts are limited to:

   -- one in any policy year,

   -- the greater of $5,000 and 25% of the Fund Value allocated to the Guaranteed Interest Account on the date of transfer, and

   -- the period which begins on the policy anniversary and which ends 30 days after the policy anniversary.

If the transfer request is received on the policy anniversary, it will be processed as of the policy anniversary. If the transfer request is received within 30 days after the policy anniversary, the transfer will be effective as of the Valuation Date when it is received. Any request received within 10 days before the policy anniversary will be considered received on the policy anniversary. Any transfer requests received at other times will not be honored, and will be returned to the policy owner.

Currently there is no charge imposed upon transfers; however, the Company reserves the right to assess such a charge in the future and to impose other limitations for transfers in excess of four per policy year, subject to the maximum charge guaranteed in the policy on the number and the dollar amount of transfers.

SURRENDERS AND POLICY LOANS

You may also make full surrenders, partial surrenders, and preferred partial surrenders from the Guaranteed Interest Account to the same extent as if you had allocated premiums and cash values to the subaccounts. See "Full surrender," and "Partial surrender." However, with respect to policies issued for delivery to residents of the Commonwealth of Pennsylvania, the Company will not delay payment of surrenders or loans, the proceeds of which will be used to pay premiums on the policy.

    THE GUARANTEED INTEREST
40  ACCOUNT

8. More about the policy


--------------------------------------------------------------------------------

OWNERSHIP

The policy owner is the individual named as such in the application or in any later change shown in the Company's records. A change in owner can have adverse tax consequences. Consult your tax adviser as to your specific situation. While the insured is living, the policy owner alone has the right to receive all benefits and exercise all rights that the policy grants or the Company allows.

JOINT OWNERS

If more than one person is named as policy owner, they are joint owners. Any policy transaction requires the signature of all persons named jointly. Unless otherwise provided, if a joint owner dies, ownership passes to the surviving joint owner(s). When the last joint owner dies, ownership passes through that person's estate, unless otherwise provided.

BENEFICIARY

The beneficiary is the individual named as such in the application or any later change shown in the Company's records. The policy owner may change the beneficiary at any time during the life of the insured by written request on forms provided by the Company. The Company must receive the request at its administrative office. The change will be effective as of the date this form is signed. Contingent and/or concurrent beneficiaries may be designated. The policy owner may designate a permanent beneficiary, whose rights under the policy cannot be changed without his or her consent. Unless otherwise provided, if no designated beneficiary is living upon the death of the insured, the death benefit proceeds will be payable to the insured's estate.

The Company will pay the death benefit proceeds to the beneficiary. Unless otherwise provided, the beneficiary must be living at the time of the insured's death to receive the proceeds. Living means living on the earlier of: (a) the day due proof of the insured's death is received by us at the Home Office; and
(b) the 14th day after the insured's death.

THE POLICY

This Policy is a contract between the policy owner and the Company. The entire contract consists of the policy, a copy of the initial application, all subsequent applications to change the policy, any endorsements, all riders, and all additional policy information sections (specification pages) added to the policy.

NOTIFICATION AND CLAIMS PROCEDURES

Any election, designation, change, assignment, or request made by you must be in writing on a form acceptable to the Company. The Company is not liable for any action taken before such written notice is received and recorded. The Company may require that the policy be returned for any policy change or upon its surrender.

If an insured dies while the policy is in effect, notice should be given to the Company as soon as possible. Claim procedure instructions will be sent immediately. As due proof of death, the Company may require proof of age and a certified copy of a death certificate. The Company may also require the beneficiary and the insured's next of kin to sign authorizations as part of this process. These authorization forms allow the Company to obtain information about the insured, including but not limited to medical records of physicians and hospitals used by the insured.

PAYMENTS

Within seven days after the Company receives all the information needed for processing a payment, the Company will:

(1)Pay death benefit proceeds, and

(2)Pay the Surrender Value on surrender, partial surrenders and loan proceeds based on allocations made to the subaccounts.

However, the Company can postpone the calculation or payment of such a payment or transfer of amounts based on investment performance of the subaccounts if:

..   The New York Stock Exchange is closed on other than customary weekend and holiday closing or trading on the New York Stock Exchange is restricted as determined by the SEC; or

..   An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Account's net assets.

Federal laws designed to counter terrorism and prevent money laundering by criminals might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about account policy to government regulators.

PAYMENT PLAN/SETTLEMENT PROVISIONS

Maturity or surrender benefits may be used to purchase a payment plan providing monthly income for the lifetime of the Insured. Death benefit proceeds may be used to purchase a payment plan providing monthly income for the lifetime of the beneficiary. If a payment plan is purchased, the monthly payments consisting of proceeds plus interest will be paid in accordance with the payment plan selected under your policy. Please refer to the settlement option provisions in your policy for details. The purchase rates for the payment plan are guaranteed not to exceed those shown in the policy, but current rates that are lower (i.e., providing greater income) may be established by the Company from time to time. This benefit is not available if the income would be less than $25 a month or if the proceeds are less than $1,000. Maturity or surrender benefits or death benefit proceeds may be used to purchase any other payment plan that the Company makes available at that time.

                                                      MORE ABOUT THE POLICY  41

PAYMENT IN CASE OF SUICIDE

If the insured dies by suicide, (1) while sane or insane, (2) within two years from the date of issue or reinstatement date, the Company will limit the death benefit proceeds to the premium payments less any partial surrender amounts (and their fees) and any Outstanding Debt. If an insured dies by suicide, (1) while sane or insane, (2) within two years of the effective date of any increase in the Specified Amount, the Company will refund the cost of insurance charges made with respect to such increase.

ASSIGNMENT

You may assign your policy as collateral security for a loan or other obligation. No assignment will bind the Company unless the original, or a copy, is received at the Company's administrative office. The assignment will be effective only when recorded by the Company. An assignment does not change the ownership of the policy. However, after an assignment, the rights of any policy owner or beneficiary will be subject to the assignment. The entire policy, including any attached payment option or rider, will be subject to the assignment. The Company will rely solely on the assignee's statement as to the amount of the assignee's interest. The Company will not be responsible for the validity of any assignment. Unless otherwise provided, the assignee may exercise all rights this policy grants except (a) the right to change the policy owner or beneficiary, and (b) the right to elect a payment option. Assignment of a policy that is a modified endowment contract may generate taxable income. (See "Federal income tax considerations.") An assignment may also have other tax consequences for which you should consult your tax adviser.

ERRORS ON THE APPLICATION

If the age or gender of the insured has been misstated, the death benefit under this policy will be the sum of (a) and (b), where:

(a)is the Fund Value on the date of death; and

(b)is the amount at risk on the last monthly anniversary day, multiplied by the ratio of the insurance rate on the last monthly anniversary day based on the incorrect age or sex to the insurance rate that would have applied on that monthly anniversary day based on the correct age and sex.

INCONTESTABILITY

The Company may contest the validity of this policy if any material misstatements are made in the application. However, the policy will be incontestable as follows:

(1)The initial Specified Amount cannot be contested after the policy has been in force during the insured's lifetime for two years from its date of issue; and

(2)An increase in the Specified Amount or any reinstatement cannot be contested after the increase or the reinstated policy has been in force during an Insured's lifetime for two years from its effective date.


POLICY ILLUSTRATIONS

Upon written request, the Company will send you a hypothetical illustration of future benefits under the policy based on both guaranteed and current cost assumptions. Currently, you are entitled to one free illustration each policy year. For each additional illustration, we charge $25. The charge for this service can be paid (i) using a credit card acceptable to AXA Equitable,
(ii) by sending a check to our Operations Center, or (iii) by any other means we make available to you.


DISTRIBUTION OF THE POLICIES

The policies are distributed by both AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors") (together, the "Distributors"). The Distributors serve as principal underwriters of MONY America Variable Account
L. The offering of the policies is intended to be continuous.

AXA Advisors is an affiliate of the Company, and AXA Distributors is an indirect wholly owned subsidiary of the Company. The Distributors are under the common control of AXA Financial, Inc. Their principal business address is 1290 Avenue of the Americas, New York, NY 10104. The Distributors are registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority, Inc. ("FINRA"). Both broker-dealers also act as distributors for the Company's other life and annuity products.

The policies are sold by financial professionals of AXA Advisors and its affiliates. The policies are also sold by financial professionals of unaffiliated broker-dealers that have entered into selling agreements with the Distributors ("Selling broker-dealers").

The Company pays compensation to both Distributors based on policies sold. The Company may also make additional payments to the Distributors, and the Distributors may, in turn, make additional payments to certain Selling broker-dealers. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although the Company takes into account all of its distribution and other costs in establishing the level of fees and charges under its policies, none of the compensation paid to the Distributors or the Selling broker-dealers discussed in this section of the Prospectus are imposed as separate fees or charges under your policy. The Company, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the policy and payments it receives for providing administrative, distribution and other services to the Portfolios. For information about the fees and charges under the policy, see "Summary of the policy" and "Charges and deductions" earlier in this Prospectus.

DISTRIBUTOR COMPENSATION. The Company pays compensation to the Distributors based on premium payments made on the policies ("premium-based compensation"). Premium-based compensation paid by the Company to the Distributors will generally not exceed 110% of the first year premiums paid. Thereafter, premium-based compensation shall not exceed 4.0% of premiums paid in years 2-10. Beginning in the sixth policy year, the Distributors will receive ongoing compensation based on account value of the policies sold ("asset-based compensation") up to a maximum of 0.10% annually of the Fund Value of the Policy. Upon any subsequent increase in Specified Amount, premium-based compensation will equal a maximum of 110% of the increase in premiums paid on or after the increase to a maximum amount. Thereafter, compensation will return to the applicable base percentage of any additional premiums paid as described above. Your AXA Advisors financial professional will receive premium-based compensation in combination with ongoing annual compensation based on a percentage of the account value of the

42  MORE ABOUT THE POLICY
policy sold ("asset-based compensation"). The compensation paid by the Distributor varies among financial professionals and among Selling broker-dealers. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. When a policy is sold by a Selling broker-dealer, the Selling broker-dealer, not the Distributor, determines the amount and type of compensation paid to the Selling broker-dealer's financial professional for the sale of the policy. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, as described below.

AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel and Selling broker-dealers sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals and Selling broker-dealers who meet specified production levels for the sales of both AXA Equitable policies and policies offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of the Company's products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of premium-based compensation and/or asset-based compensation for the sale of the Company's policy than it pays for the sale of a policy or other financial product issued by a company other than the Company. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve the Company's policies. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of the Company's policies than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of the Company's policies and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend the Company's policy over a policy or other financial product issued by a company not affiliated with the Company. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

Compensation payments made to AXA Distributors include payments to cover its operating expenses and marketing services under the terms of AXA Equitable's distribution agreements with AXA Distributors.

ADDITIONAL PAYMENTS BY AXA DISTRIBUTORS TO SELLING BROKER-DEALERS. AXA Distributors may pay, out of their assets, certain Selling broker-dealers and other financial intermediaries additional compensation in recognition of services provided or expenses incurred. AXA Distributors may also pay certain Selling broker-dealers or other financial intermediaries additional compensation for enhanced marketing opportunities and other services (commonly referred to as "marketing allowances"). Services for which such payments are made may include, but are not limited to, the preferred placement of the Company's products on a company and/or product list; sales personnel training; product training; business reporting; technological support; due diligence and related costs; advertising, marketing and related services; conference; and/or other support services, including some that may benefit the policy owner. Payments may be based on the aggregate account value attributable to policies sold through a Selling broker-dealer or such payments may be a fixed amount. AXA Distributors may also make fixed payments to Selling broker-dealers, for example in connection with the initiation of a new relationship or the introduction of a new product.

Additionally, as an incentive for the financial professionals of Selling broker-dealers to promote the sale of the Company's products, AXA Distributors may increase the sales compensation paid to the Selling broker-dealer for a period of time (commonly referred to as "compensation enhancements").


These additional payments may serve as an incentive for Selling broker-dealers to promote the sale of the Company's policies over policies and other products issued by other companies. Not all Selling broker-dealers receive additional payments, and the payments vary among Selling broker-dealers. The list below includes the names of Selling broker-dealers that we are aware (as of December 31, 2011) received additional payments. These additional payments ranged from $81 to $4,973,724. The Company and its affiliates may also have additional business arrangements with Selling broker-dealers. For more information, ask your financial professional.

1st Global Capital Corporation
Advantage Capital Corporation
A.G. Edwards
American Portfolios Financial Services
Ameriprise Financial Services, Inc.
Associated Securities Corp.
Bank of America
BBVA Compass Investment Solutions, Inc.
CCO Investment Services Corp.
Centaurus Financial, Inc.
Commonwealth Financial Network
CUSO Financial Services, L.P.
Essex National Securities Inc.
Financial Network Investment Corporation
First Allied Securities
First Citizens Investor Services, Inc.
First Tennessee Brokerage, Inc.
FSC Securities Corporation
Geneos Wealth Management, Inc.


                                                      MORE ABOUT THE POLICY  43

H.D. Vest Investment Securities, Inc.
Investment Centers of America/First Dakota Inc.
IFC Holdings Inc. DBA Invest Financial Corporation
Investment Professionals, Inc.
Investors Capital Corporation
J.P. Turner & Company, LLC
James T. Borello & Co.
Janney Montgomery Scott, LLC
Key Investment Services, LLC
Lincoln Financial Advisors Corporation
Lincoln Financial Securities Corporation
LPL Financial Corporation
M&T Securities, Inc.
Merrill Lynch Life Agency Inc.
Morgan Keegan & Co., Inc.
Morgan Stanley Smith Barney - Morgan Stanley & Co., Incorporated
Multi-Financial Securities Corporation
National Planning Corporation
Next Financial Group, Inc.
NFP Securities, Inc.
Plan Member Financial Corporation
PNC Investments
Prime Capital Services
PrimeVest Financial Services, Inc.
Raymond James & Associates Inc
Raymond James Financial Services
RBC Capital Markets Corp.
Robert W Baird & Co.
Royal Alliance Associates Inc.
Sage Point Financial, Inc
Securities America, Inc.
SII Investments, Inc.
Sorrento Pacific Financial, LLC
Stifel, Nicolaus & Co.
Summit Brokerage Services, Inc
Termed/Mutual Service Corporation
Transamerica Financial Advisors, Inc.
U.S. Bancorp Investments, Inc.
UBS Financial Services, Inc.
UVEST Financial Services Group, Inc.
Waterstone Financial Group, Inc.
Wells Fargo Advisors Financial Network LLC
Wells Fargo Advisors
Wells Fargo Advisors, LLC
Wells Fargo Investments, LLC






44  MORE ABOUT THE POLICY

9. More about the Company

--------------------------------------------------------------------------------

MANAGEMENT

The business address for the officers and directors of MONY Life Insurance Company of America ("MONY America"), unless otherwise stated, is 1290 Avenue of the Americas, New York, NY 10104.

No officer or director listed below receives any compensation from Variable Account L. In addition, MONY America and its affiliates pay no separately allocable compensation to any person listed below for services rendered to Variable Account L.


 DIRECTORS



-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life and MONY America (since July
AXA                                    2004); Director of AXA Equitable (since September
25, Avenue Matignon                    1993); Chairman of the Board of AXA Financial
75008 Paris, France                    (since April 1998); Vice Chairman (February 1996
                                       to April 1998). Chairman and Chief Executive
                                       Officer of AXA since April 2010; prior thereto,
                                       Chairman of the Management Board (May 2000 to
                                       April 2010) and Chief Executive Officer of AXA
                                       (January 2000 to May 2002); Vice Chairman of
                                       AXA's Management Board (January 2000 to May
                                       2001). Director or officer of various
                                       subsidiaries and affiliates of the AXA Group.
                                       Director of AllianceBernstein Corporation, the
                                       general partner of AllianceBernstein Holding and
                                       AllianceBernstein. A former Director of
                                       Donaldson, Lufkin and Jenrette ("DLJ") (July 1993
                                       to November 2000).
-----------------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life and MONY America (since July
AXA                                    2004); Director of AXA Equitable (since February
25, Avenue Matignon                    1998). Member of AXA's Board of Directors and
75008 Paris, France                    Deputy Chief Executive Officer (since April
                                       2010); prior thereto, Member of the AXA
                                       Management Board (February 2003 to April 2010)
                                       and Chief Financial Officer (May 2003 through
                                       December 2009), prior thereto, Executive Vice
                                       President, Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior thereto Senior
                                       Executive Vice President, International
                                       (US-UK-Benelux) AXA (January 1997 to January
                                       2000); Member of the AXA Executive Committee
                                       (since January 2000); Director, AXA Financial
                                       (since November 2003), AllianceBernstein (since
                                       February 1996) and various AXA affiliated
                                       companies. Former Director of DLJ (February 1997
                                       to November 2000).
-----------------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA Equitable, MONY
Investment Audit Practice, LLC         Life and MONY America since May 2011. Since April
70 South Fifth Street                  2010, Mr. de Oliveira has been a member of AXA's
Park Ridge, NJ 07656                   Board of Directors, where he serves on the
                                       Finance Committee (Chair) and Audit Committee,
                                       and from April 2009 to May 2010, he was a member
                                       AXA's Supervisory Board. He is currently the
                                       Managing Director of the consulting firm
                                       Investment Audit Practice, LLC, based in New
                                       York, NY. From 2002 and 2006, Mr. de Oliveira was
                                       an adjunct professor of Finance at Columbia
                                       University. Prior thereto, starting in 1977, he
                                       spent 24 years at JP Morgan & Co. where he was
                                       Chairman and Chief Executive Officer of JP Morgan
                                       Investment Management and was also a member of
                                       the firm's Management Committee since its
                                       inception in 1995. Upon the merger with Chase
                                       Manhattan Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co. asked to join
                                       the Executive Committee of the new firm with
                                       operating responsibilities. Mr. de Oliveira is
                                       currently a member of the Board of Directors of
                                       Investment Audit Practice, LLC, the Kauffman
                                       Foundation, Fonds de Dotation du Louvre,
                                       Tattinger-Kobrand, Quilvest SA and The Red Cross.
                                       Previously he was a Director of JP Morgan Suisse,
                                       American Century Company, Inc., SunGard Data
                                       Systems and The Hartford Insurance Company.
-----------------------------------------------------------------------------------------



                                                     MORE ABOUT THE COMPANY  45

 DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Andrew J. McMahon                      Director (since May 2011) and President (since
                                       January 2011), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto, Senior
                                       Executive Vice President and President, Financial
                                       Protection and Wealth Management (January 2010 to
                                       January 2011); Executive Vice President
                                       (September 2005 to January 2010); Senior Vice
                                       President (March 2005 to September 2005).
                                       Director (since May 2011), Senior Executive Vice
                                       President (since February 2011) and President,
                                       Financial Protection and Wealth Management (May
                                       2010 to January 2011), AXA Financial, Inc.; prior
                                       thereto, President [on an interim basis] (January
                                       2011 to February 2011). Director (since May 2011)
                                       and President (since January 2011), MONY Life and
                                       MONY America; prior thereto, Senior Executive
                                       Vice President and President, Financial
                                       Protection and Wealth Management (May 2010 to
                                       January 2011); Executive Vice President
                                       (September 2005 to May 2010); Director (since
                                       February 2008), Financial Marketing Agency, Inc.
                                       Director and Chief Financial Protection & Wealth
                                       Management Officer (since March 2010), AXA
                                       Distributors, LLC. Director (since March 2010)
                                       and Member of the Audit Committee (since June
                                       2010), U.S. Financial Life Insurance Company.
                                       Director (since February 2007, Chairman of the
                                       Board (since July 2007) and Chief Financial
                                       Protection & Wealth Management Officer (since
                                       March 2010), AXA Advisors, LLC. Director (since
                                       December 2005) and Chairman of the Board (since
                                       July 2007), AXA Network, LLC.
-----------------------------------------------------------------------------------------

Danny L. Hale                          Director of AXA Financial, AXA Equitable, MONY
900 20th Avenue South, Unit 1411       Life and MONY America since May 2010. From
Nashville, TN 37212                    January 2003 to March 2008, served as Senior Vice
                                       President and Chief Financial Officer of The
                                       Allstate Corporation. Prior to joining The
                                       Allstate Corporation in January 2003, Executive
                                       Vice President and Chief Financial Officer of the
                                       Promus Hotel Corporation until its acquisition by
                                       the Hilton Hotels Group in 1999. Executive Vice
                                       President and Chief Financial Officer of USF&G
                                       Corporation from 1993 to 1998.
-----------------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA Equitable, MONY
764 Lynnmore Lane                      Life and MONY America since May 2010. Executive
Naples, FL 34108                       Vice President and Chief Financial Officer of
                                       Lincoln Financial Group (1995 to May 2005); prior
                                       thereto, Chief Financial Officer (June 1992 to
                                       1995); Senior Vice President and Chief Financial
                                       Officer of Employee Benefits Division (July 1990
                                       to 1995). Member of the Board of Directors of
                                       MBIA Inc, serving on the Audit Committee (Chair),
                                       Compensation and Governance Committee and
                                       Executive Committee.
-----------------------------------------------------------------------------------------

Charlynn Goins                         Director of AXA Financial, Inc., AXA Equitable,
30 Beekman Place                       MONY Life and MONY America (since September
Apt. 8A                                2006). Chairman of the Board (Distribution
New York, NY 10022                     Committee) of The New York Community Trust (since
                                       July 2008); prior thereto, Vice Chairman of the
                                       Board (Distribution Committee) of The New York
                                       Community Trust (June 2008 to July 2008).
                                       Formerly, Chairperson of the Board of the New
                                       York City Health and Hospitals Corporation (June
                                       2004 to September 2008). Prior thereto,
                                       Independent Trustee of the Mainstay Funds, c/o
                                       New York Life Insurance Company's family of
                                       mutual funds (March 2001 to July 2006). Member of
                                       the Distribution Committee of The New York
                                       Community Trust (since 2002); a former member of
                                       the Board of Trustees of the Brooklyn Museum;
                                       Member of the Council on Foreign Relations (since
                                       1991). Member of the Board of Directors of Fannie
                                       Mae (since December 2008).
-----------------------------------------------------------------------------------------

Anthony J. Hamilton                    Director of AXA Financial, Inc. (since December
AXA UK plc                             1995). Director of AXA Equitable, MONY Life and
5 Old Broad Street                     MONY America (since May 2006). Non-executive
London, England EC2N 1AD               Chairman of AXA UK plc (since 1997). Prior
                                       thereto, Chief Executive Officer (1978 to October
                                       2002) and Director (March 1978 to December 2004)
                                       of Fox-Pitt, Kelton Group Limited. Currently,
                                       Chairman of the Remuneration and Nomination
                                       Committee of AXA UK plc; Member of AXA's Board of
                                       Directors since April 2010 and is currently
                                       Chairman of AXA's Audit Committee and a Member of
                                       AXA's Compensation and Human Resources Committee;
                                       prior thereto, Member of the Supervisory Board
                                       and Chairman of the Audit Committee and Member of
                                       the Compensation Committee of AXA (1997 to April
                                       2010); Former Director of Binley Limited (1994 to
                                       2009); Director of TAWA plc (since 2004); Former
                                       Member of the Board of Governors of Club de Golf
                                       Valderrama (2006 to 2011).
-----------------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA Equitable,
The New York Community Trust           MONY Life and MONY America (since September
909 Third Avenue                       2006). President of The New York Community Trust
New York, NY 10022                     (since 1990). Prior thereto, Executive Vice
                                       President of The New York Community Trust (1987
                                       to 1990). Director and Chairperson of Corporate
                                       Governance Committee and Member of Executive and
                                       Compensation Committees of AllianceBernstein
                                       Corporation (since July 2002); Former Director
                                       and Chairman of the Board of BoardSource,
                                       Co-Chairperson of Panel on the Nonprofit Sector,
                                       Trustee of The New School University. Chairman of
                                       the Board of Governors of the Milano School of
                                       Management & Urban Policy (The New School) (since
                                       September 2003).
-----------------------------------------------------------------------------------------



46  MORE ABOUT THE COMPANY

 DIRECTORS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Ezra Suleiman                          Director of AXA Financial, Inc., AXA Equitable,
Princeton University                   MONY Life and MONY America (since May 2006).
Corwin Hall                            Professor of Politics and IBM Professor of
Princeton, NJ 08544                    International Studies. Formerly, Director,
                                       Program in European Studies at Princeton
                                       University (September 1979 to 2008). Currently a
                                       member of AXA's Board of Directors since April
                                       2010; prior thereto, Member of AXA's Supervisory
                                       Board (April 2003 to April 2010). Currently,
                                       President of the Advisory Board of Institut
                                       Montaigne; Member of the Editorial Board of
                                       Comparative Politics, Editorial Committee of La
                                       Revue des Deux Mondes and Politique Americaine;
                                       Member of HEC International Advisory Board;
                                       Chairman of the Scientific Board of AXA.
-----------------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA Equitable,
AllianceBernstein Corporation          MONY Life and MONY America (since February 2009).
1345 Avenue of the Americas            Director, Chairman of the Board and Chief
New York, NY 10105                     Executive Officer of AllianceBernstein
                                       Corporation (since December 2008). Prior thereto,
                                       Executive Vice President of Merrill Lynch & Co.
                                       (September 2008 to December 2008). Prior thereto,
                                       Co-Head, Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986 to March
                                       2008); also held the following positions: Co-Head
                                       of the Financial Institutions Group Tokyo
                                       (1990-1996). Currently, Director of Keewaydin
                                       Camp; Chairman of the Investment Committee of
                                       Trinity College; Chairman of the Board of
                                       California Institute of the Arts; and Co-Chair of
                                       Friends of the Carnegie International.
-----------------------------------------------------------------------------------------
 OFFICERS -- DIRECTORS
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011), President and
                                       Chief Executive Officer (since February 2011),
                                       AXA Financial. Chairman of the Board and Chief
                                       Executive Officer (since February 2011) and
                                       Director (since January 2011), AXA Equitable, AXA
                                       Equitable Financial Services, LLC, MONY Life and
                                       MONY America. Member of AXA's Management and
                                       Executive Committees (since 2008). President and
                                       Chief Executive Officer of AXA Japan (2008 to
                                       January 2011). Director, Representative Executive
                                       Officer, President and Chief Executive Officer
                                       (June 2010 to February 2011), AXA Japan Holding
                                       Co., Ltd and AXA Life Insurance Co., Ltd.
                                       (concurrently); prior thereto, Representative
                                       Director, President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional Chief
                                       Executive Officer, Life, AXA Asia Life and AXA
                                       Asia Pacific Holdings Limited (concurrently)
                                       (October 2001 to June 2008). Director and
                                       President (since January 2011), AXA America
                                       Holdings, Inc. Director (since February 2011),
                                       AllianceBernstein Corporation.
-----------------------------------------------------------------------------------------
 OTHER OFFICERS
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since March
                                       2011), AXA Financial, Inc., AXA Equitable
                                       Financial Services, LLC, AXA Equitable, MONY Life
                                       and MONY America. Senior Executive Vice
                                       President, Head of Human Resources (2005 to
                                       February 2011), UniCredit Group. Vice President,
                                       Human Resources (2001 to 2004), General Electric.
                                       Director (since March 2011), MONY Assets Corp.
-----------------------------------------------------------------------------------------

Bertrand Poupart-Lafarge               Executive Vice President, Chief Investment
                                       Officer and Treasurer (since November 2011), AXA
                                       Financial, Inc., AXA Equitable Financial
                                       Services, LLC, AXA Equitable, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Financial Officer, AXA Canada (April 2010 through
                                       October 2011. Chief Account Officer, AXA France
                                       (1997 to March 2010). Corporate Finance Analyst,
                                       AXA Real Estate (1996 to 1997). Foreign Exchange
                                       Desk, Sales, Morgan Stanley (1993 to 1996).
                                       Director, Executive Vice President, Chief
                                       Investment Officer, Treasurer and Member of Audit
                                       Committee (since December 2011), AXA Equitable
                                       Life and Annuity Company and U.S. Financial Life
                                       Insurance Company. Executive Vice President and
                                       Treasurer (since December 2011), AXA America
                                       Holdings, Inc.
-----------------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Vice President (since September 2011),
                                       AXA Equitable Financial Services, LLC, AXA
                                       Equitable, MONY Life and MONY America. Prior
                                       thereto, Senior Vice President (May 2008 to
                                       September 2011); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008). From 1989 to
                                       1996, managed financial and operational audits of
                                       large life insurance companies at
                                       PricewaterhouseCoopers LLP.
-----------------------------------------------------------------------------------------


                                                     MORE ABOUT THE COMPANY  47

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------
Richard S. Dziadzio                    Senior Executive Vice President (since January
                                       2010) and Chief Financial Officer, AXA Equitable;
                                       prior thereto, Executive Vice President
                                       (September 2004 to January 2010) and Chief
                                       Financial Officer, Executive Vice President
                                       (September 2004 to January 2010) and Chief
                                       Financial Officer (since January 2007); Executive
                                       Vice President and Deputy Chief Financial Officer
                                       (September 2005 to December 2006). Senior
                                       Executive Vice President (since January 2010) and
                                       Chief Financial Officer, MONY Life and MONY
                                       America; prior thereto, Executive Vice President
                                       (July 2004 to January 2010) and Chief Financial
                                       Officer (since January 2007). Senior Executive
                                       Vice President (since January 2010) and Chief
                                       Financial Officer (since January 2007), AXA
                                       Financial, Inc.; prior thereto, Executive Vice
                                       President and Deputy Chief Financial Officer
                                       (September 2005 to January 2007); Senior
                                       Executive Vice President (since January 2010) and
                                       Chief Financial Officer (since December 2006),
                                       AXA Equitable Financial Services, LLC; prior
                                       thereto, Executive Vice President (September 2004
                                       to January 2010) and Chief Financial Officer
                                       (since December 2006); Director (since August
                                       2004), AXA Advisors, LLC; Director, Chairman,
                                       President and Chief Executive Officer (since
                                       March 2010), ACMC, LLC; Director (since December
                                       2006) and Senior Executive Vice President (since
                                       September 2011), AXA America Holdings, Inc.;
                                       Executive Vice President and Chief Financial
                                       Officer (since December 2006), AXA Equitable Life
                                       and Annuity Company; Director, Chairman of the
                                       Board and Chief Executive Officer (since March
                                       2010), AXA Distribution Holding Corporation,
                                       formerly, Executive Vice President and Chief
                                       Financial Officer (December 2006 to March 2010),;
                                       Director (since December 2006), Chairman of the
                                       Board, President and Chief Executive Officer
                                       (since March 2010), MONY Financial Services, Inc;
                                       prior thereto, Executive Vice President and Chief
                                       Financial Officer (December 2006 to March 2010);
                                       Director (since May 2007), AllianceBernstein
                                       Corporation.
-----------------------------------------------------------------------------------------

Dave S. Hattem                         Senior Vice President (September 1999 to present)
                                       and General Counsel (February 2010 to present) of
                                       AXA Equitable and AXA Equitable Financial
                                       Services, LLC; prior thereto, Senior Vice
                                       President (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February 2010),
                                       Associate General Counsel (September 1999 to May
                                       2004). Senior Vice President and Deputy General
                                       Counsel of AXA Financial, Inc. (September 2008 to
                                       present). Senior Vice President and Deputy
                                       General Counsel of MONY Life, MONY America and
                                       MONY Financial Services, Inc. (July 2004 to
                                       present). Senior Vice President (since August
                                       2008) and General Counsel (since December 2010)
                                       of AXA Equitable Life and Annuity Company. Prior
                                       thereto, Senior Vice President and Deputy General
                                       Counsel (August 2008 to December 2010).
-----------------------------------------------------------------------------------------

Karen Field Hazin                      Vice President, Secretary and Associate General
                                       Counsel (since June 2005), MONY Life, MONY
                                       America and AXA Equitable Financial Services,
                                       LLC. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable;
                                       prior thereto, Counsel (April 2005 to June 2005),
                                       Assistant Vice President and Counsel (December
                                       2001 to June 2003), Counsel (December 1996 to
                                       December 2001). Vice President, Secretary and
                                       Associate General Counsel (since June 2005), AXA
                                       Financial, Inc. Vice President and Secretary
                                       (since September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and Associate
                                       General Counsel (since June 2005), AXA Equitable
                                       Life and Annuity Company. Vice President,
                                       Secretary and Associate General Counsel (since
                                       June 2005), AXA Distribution Holding Corporation.
-----------------------------------------------------------------------------------------
Charles A. Marino                      Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), AXA
                                       Equitable and AXA Equitable Financial Services,
                                       LLC, prior thereto, Senior Vice President
                                       (September 2000 to September 2006), Actuary (May
                                       1998 to September 2005), Vice President (May 1998
                                       to September 2000), Assistant Vice President
                                       (October 1991 to May 1998); Executive Vice
                                       President (since September 2006) and Chief
                                       Actuary (since September 2005), MONY Life and
                                       MONY America, prior thereto, Senior Vice
                                       President (July 2004 to September 2006);
                                       Executive Vice President (since September 2006)
                                       and Chief Actuary (since September 2005), prior
                                       thereto, Senior Vice President (September 2000 to
                                       September 2006), Actuary (September 1999 to
                                       September 2005). Director and Vice President
                                       (since December 2003), AXA Financial (Bermuda)
                                       Ltd. Director (since December 2006), President,
                                       Chief Executive Officer and Chief Financial
                                       Officer (since March 2010), AXA Equitable Life
                                       and Annuity Company; prior thereto, Senior Vice
                                       President and Appointed Actuary (May 2007 to
                                       March 2010). Director (since May 2007), President
                                       (since January 2008), Chief Executive Officer and
                                       Chief Financial Officer (since March 2010), U.S.
                                       Financial Life Insurance Company; prior thereto,
                                       Senior Vice President (December 2004 to January
                                       2008) and Chief Actuary (August 2006 to January
                                       2008). Senior Vice President and Actuary (since
                                       April 2004). Director (since May 2007), Financial
                                       Marketing Agency, Inc.
-----------------------------------------------------------------------------------------



48  MORE ABOUT THE COMPANY

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------

Kevin E. Murray                        Executive Vice President and Chief Information
                                       Officer (February 2005 to November 2010) of MONY
                                       Life and MONY America. Executive Vice President
                                       (since February 2005) and Chief Information
                                       Officer (February 2005 to November 2010); prior
                                       thereto, Senior Vice President (September 2004 to
                                       February 2005) AXA Equitable. Senior Vice
                                       President (September 2004 to February 2005) of
                                       AXA Equitable Financial Services, LLC. Senior
                                       Vice President / Group Chief Information Officer
                                       (1996 to September 2004) of AIG.
-----------------------------------------------------------------------------------------

Andrew Raftis                          Senior Vice President and Auditor, AXA Financial,
                                       Inc., AXA Equitable Financial Services, LLC, MONY
                                       Life Insurance Company and MONY Life Insurance
                                       Company of America (since September 2007); Deputy
                                       Head of AXA Group Audit, GIE AXA (January 2002 to
                                       June 2007); Group Risk Management Executive, AXA
                                       Asia Pacific (October 1997 to December 2001);
                                       Group Compliance Manager and Corporate Lawyer,
                                       AXA National Mutual (February 1989 to October
                                       1997); Lawyer, Molomby & Molomby (Middletons)
                                       (February 1986 to January 1989).
-----------------------------------------------------------------------------------------

Anthony F. Recine                      Senior Vice President, Chief Compliance Officer
                                       (February 2005 to present) and Deputy General
                                       Counsel (February 2010 to present) of MONY Life
                                       and MONY America. Senior Vice President, Chief
                                       Compliance Officer (February 2005 to present),
                                       and Deputy General Counsel (February 2010 to
                                       present) AXA Equitable and AXA Equitable
                                       Financial Services, LLC, prior thereto, Senior
                                       Vice President, Chief Compliance Officer and
                                       Associate General Counsel (February 2005 to
                                       February 2010), AXA Equitable and AXA Equitable
                                       Financial Services, LLC, Vice President, Deputy
                                       General and Chief Litigation Counsel (2000 to
                                       February 2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation Counsel (1990
                                       to 2000).
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Mary Fernald                           Senior Vice President and Chief Underwriting
                                       Officer of AXA Equitable, AXA Equitable Financial
                                       Services, LLC, MONY Life and MONY America
                                       (September 2008 to present); Senior Vice
                                       President, Chief Underwriter of Scottish Re (2000
                                       to September 2008).
-----------------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Vice President and President,
                                       Retirement Savings (since February 2011), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Director and Member of the Audit
                                       Committee (since February 2011), U.S. Financial
                                       Life Insurance Company and AXA Equitable Life and
                                       Annuity Company. Director and Chief Retirement
                                       Savings Officer (since February 2011), AXA
                                       Advisors, LLC. Director (since November 2008) and
                                       Member of the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company. Director,
                                       Chairman of the Board, President, Chief Executive
                                       Officer and Chief Retirement Savings Officer
                                       (since February 2011), AXA Distributors, LLC.
                                       Head of Global Strategy & Business Support and
                                       Development (June 2008 to January 2011), AXA SA.
                                       Senior Vice President of Retail Distribution
                                       Business Platforms (February 2006 to June 2008),
                                       AXA Equitable; prior thereto, Vice President (May
                                       2005 to February 2006).
-----------------------------------------------------------------------------------------

David W. O'Leary                       Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America; prior thereto,
                                       Head of the Financial Protection Unit (July 2010
                                       to September 2010). Executive Vice President and
                                       Chief Operating Officer (September 2006 to June
                                       2010), American General Life Insurance Company.
                                       Senor Vice President (February 2001 to August
                                       2006), Mass Mutual Financial Group.
-----------------------------------------------------------------------------------------

Robert O. (Bucky) Wright               Executive Vice President (since September 2010),
                                       AXA Equitable, AXA Equitable Financial Services,
                                       LLC, MONY Life and MONY America. Director (since
                                       July 2010), Vice Chairman of the Board (since
                                       October 2010) and Chief Sales Officer (since
                                       September 2009), AXA Advisors, LLC. Executive
                                       Vice President (since April 2011) and Chief Sales
                                       Officer (since April 2010), AXA Network, LLC.
                                       Director (since July 2010), MONY Brokerage, Inc.
                                       Director (since July 2004) and Chairman of the
                                       Board (since August 2004), MONY Securities
                                       Corporation. Senior Vice President and Chief
                                       Agency Officer and various positions (1976 to
                                       July 2004), MONY Life.
-----------------------------------------------------------------------------------------


                                                     MORE ABOUT THE COMPANY  49

 OTHER OFFICERS (CONTINUED)
-----------------------------------------------------------------------------------------
 NAME AND PRINCIPAL BUSINESS ADDRESS   BUSINESS EXPERIENCE WITHIN THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------

Amy J. Radin                           Senior Executive Vice President and Chief
                                       Marketing Officer (since February 2012), AXA
                                       Financial, Inc., AXA Equitable, AXA Equitable
                                       Financial Services, LLC, MONY Life and MONY
                                       America. Executive Vice President and Chief
                                       Innovation Officer, E*TRADE (September 2010 to
                                       January 2012); Senior Vice President and Chief
                                       Marketing Officer, Reader's Digest Association
                                       (June 2009 to May 2010); Executive Vice
                                       President, Citigroup (June 2000 to February
                                       2009); Executive Vice President and Chief
                                       Marketing Officer, Dime Bancorp. (July 1998 to
                                       May 2000); Vice President, American Express
                                       (October 1985 to July 1998).
-----------------------------------------------------------------------------------------




50  MORE ABOUT THE COMPANY

STATE REGULATION

The Company is subject to the laws of the state of Arizona governing insurance companies and to regulation by the Commissioner of Insurance of Arizona. In addition, it is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed or may become licensed to operate. An annual statement in a prescribed form must be filed with the Commissioner of Insurance of Arizona and with regulatory authorities of other states on or before March 1st in each year. This statement covers the operations of the Company for the preceding year and its financial condition as of December 31st of that year. The Company's affairs are subject to review and examination at any time by the Commissioner of Insurance or his agents, and subject to full examination of Company's operations at periodic intervals.

TELEPHONE/FAX/INTERNET TRANSACTIONS

You may request a transfer of Fund Value or change allocation instructions for future premiums by telephone or fax if you have completed and signed a telephone/fax transfer authorization form, and we have received that form at our Operations Center. You may elect these privileges when you apply for the Policy. You may also elect to transfer Fund Value or change allocation instructions for future premiums via the Internet by completing the transaction authorization form found online at www.axa-equitable.com. These privileges are subject to our rules and conditions, and we have reserved the right to modify or terminate these privileges. We will process your telephone, fax or Internet instructions as of the end of the business day that we receive them, subject to the limitations stated in this section and the Transfer section of the prospectus. We will only accept telephone, fax or Internet transfer and allocation instructions if they are complete and correct.

We have adopted guidelines (which we believe to be reasonable) relating to telephone/fax/Internet transfers and allocation instructions. These guidelines, among other things, outline procedures to be followed which are designed to prevent unauthorized instructions (such as recording your telephone transfer and allocation instructions). If these procedures are followed, we will not be liable for, and you will therefore bear the entire risk of, any loss as a result of our following telephone/fax instructions if such instructions prove to be fraudulent. A copy of the guidelines and our form for electing telephone/fax/ Internet transfer privileges is available from your agent or by calling us at 1-800-487-6669, Monday through Friday, 9 AM to 5 PM, Eastern Time. Internet transfer privileges and a copy of the guidelines and forms are available online at www.axa-equitable.com.

Please note that our telephone or Internet system may not always be available. Any telephone or Internet system, whether it is yours, your service provider's, or your registered representative's, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our system handle heavy use, we cannot promise complete reliability under all circumstances. If your are experiencing problems, you may make your transaction request by writing our Operations Center.

LEGAL PROCEEDINGS

The Company and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to an Owner's interest in the Variable Account, nor would any of these proceedings be likely to have a material adverse effect upon the Separate Account, our ability to meet our obligations under the Policies, or the distribution of the Policies.

REGISTRATION STATEMENT

A Registration Statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information set forth in the Registration Statement, as portions have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, D.C., upon payment of the SEC's prescribed fees, or by accessing the SEC's website at http://www.sec.gov.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company included in this Prospectus and in the Registration Statement, have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, as indicated in their reports herein. These financial statements are included in reliance upon the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP's office is located at 300 Madison Avenue, New York, New York, 10017.

FINANCIAL STATEMENTS

The audited financial statements for each of the subaccounts of MONY America Variable Account L and the Company are set forth herein.

These financial statements have been audited by Pricewater-houseCoopers LLP, an independent registered public accounting firm. The financial statements of the Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Policies. You should not consider the financial statements of the Company as affecting investment performance of assets in the Variable Account. PricewaterhouseCoopers LLP also provides independent audit services and certain other non-audit services to the Company as permitted by the applicable SEC independence rules, and as disclosed in the Company's Form 10-K.

The complete registration statement and other filed documents for MONY America Variable Account L can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may get information on the operation of the public reference room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The registration statement and other filed documents for MONY America Variable Account L are available on the Securities and Exchange Commission's Internet site at http:// www.sec.gov. You may get copies of this information by paying a duplicating fee, and writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

Our general obligations and any guaranteed benefits under the contract are supported by the Company's general account and are subject to the Company's claims paying ability. For more information about the Company's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the variable investment options. You may also speak with your financial representative.

                                                     MORE ABOUT THE COMPANY  51

FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS

INDEX TO FINANCIAL STATEMENTS

With respect to MONY America Variable Account L
Report of Independent Registered Public Accounting Firm...............  FSA-2
   Statements of Assets and Liabilities as of December 31, 2011.......  FSA-3
   Statements of Operations for the Year Ended December 31, 2011...... FSA-28
   Statements of Changes in Net Assets for the Years Ended
     December 31, 2011 and December 31, 2010.......................... FSA-48
   Notes to Financial Statements...................................... FSA-85

With respect to MONY Life Insurance Company of America:
Report of Independent Registered Public Accounting Firm...............    F-1
Financial Statements:
   Balance Sheets, December 31, 2011 and December 31, 2010............    F-2
   Statements of Earnings (Loss), Years Ended December 31, 2011, 2010
     and 2009.........................................................    F-3
   Statements of Comprehensive Income (Loss), Years Ended December
     31, 2011, 2010 and 2009..........................................    F-4
   Statements of Shareholder's Equity, Years Ended December 31, 2011,
     2010 and 2009....................................................    F-5
   Statements of Cash Flows, Years Ended December 31, 2011, 2010 and
     2009.............................................................    F-6
   Notes to Financial Statements......................................    F-7

                                  FSA-1  e13367

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
MONY Life Insurance Company of America
and the Contractowners of MONY America Variable Account L

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Variable Investment Options of MONY America Variable Account L listed in Note 1 at December 31, 2011, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of MONY Life Insurance Company of America's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2011 by correspondence with the underlying funds' transfer agents, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 24, 2012

                                     FSA-2

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2011

                                                                    AMERICAN
                                                      ALL ASSET  CENTURY VP MID AXA AGGRESSIVE AXA BALANCED AXA CONSERVATIVE
                                                     ALLOCATION* CAP VALUE FUND  ALLOCATION*    STRATEGY*     ALLOCATION*
                                                     ----------- -------------- -------------- ------------ ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.. $61,549,573    $136,504     $17,441,217    $5,673,680     $2,884,908
Receivable for The Trusts shares sold...............       7,943          --              --            --             --
Receivable for policy-related transactions..........          --       2,769           2,033        23,343         26,991
                                                     -----------    --------     -----------    ----------     ----------
   Total assets.....................................  61,557,516     139,273      17,443,250     5,697,023      2,911,899
                                                     -----------    --------     -----------    ----------     ----------

LIABILITIES:
Payable for The Trusts shares purchased.............          --       2,769           2,033        23,343         26,991
Payable for policy-related transactions.............       7,943          --              --            --             --
                                                     -----------    --------     -----------    ----------     ----------
   Total liabilities................................       7,943       2,769           2,033        23,343         26,991
                                                     -----------    --------     -----------    ----------     ----------
NET ASSETS.......................................... $61,549,573    $136,504     $17,441,217    $5,673,680     $2,884,908
                                                     ===========    ========     ===========    ==========     ==========

NET ASSETS:
Accumulation Units.................................. $61,508,916    $136,504     $17,440,593    $5,673,680     $2,879,216
Retained by MONY America in Separate Account MLOA L.      40,657          --             624            --          5,692
                                                     -----------    --------     -----------    ----------     ----------
TOTAL NET ASSETS.................................... $61,549,573    $136,504     $17,441,217    $5,673,680     $2,884,908
                                                     ===========    ========     ===========    ==========     ==========

Investments in shares of The Trusts, at cost........ $63,964,584    $140,235     $19,696,506    $5,832,949     $2,972,777
The Trusts shares held
   Class A..........................................          --          --              84            --            100
   Class B..........................................   3,589,440          --       1,959,394       486,655        307,057
   Class II.........................................          --      10,111              --            --             --

                                                     AXA CONSERVATIVE
                                                     GROWTH STRATEGY*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $1,671,591
Receivable for The Trusts shares sold...............            --
Receivable for policy-related transactions..........           289
                                                        ----------
   Total assets.....................................     1,671,880
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............           289
Payable for policy-related transactions.............            --
                                                        ----------
   Total liabilities................................           289
                                                        ----------
NET ASSETS..........................................    $1,671,591
                                                        ==========

NET ASSETS:
Accumulation Units..................................    $1,671,591
Retained by MONY America in Separate Account MLOA L.            --
                                                        ----------
TOTAL NET ASSETS....................................    $1,671,591
                                                        ==========

Investments in shares of The Trusts, at cost........    $1,739,740
The Trusts shares held
   Class A..........................................            --
   Class B..........................................       145,370
   Class II.........................................            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-3

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                     AXA CONSERVATIVE-PLUS AXA CONSERVATIVE AXA GROWTH AXA MODERATE
                                                          ALLOCATION*         STRATEGY*     STRATEGY*  ALLOCATION*
                                                     --------------------- ---------------- ---------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value..      $5,710,766           $860,555     $5,765,976 $29,635,760
Receivable for The Trusts shares sold...............             984                 --             --      18,824
Receivable for policy-related transactions..........              --                 --          8,771          --
                                                          ----------           --------     ---------- -----------
   Total assets.....................................       5,711,750            860,555      5,774,747  29,654,584
                                                          ----------           --------     ---------- -----------

LIABILITIES:
Payable for The Trusts shares purchased.............              --                 --          8,771          --
Payable for policy-related transactions.............             984                 --             --      18,824
                                                          ----------           --------     ---------- -----------
   Total liabilities................................             984                 --          8,771      18,824
                                                          ----------           --------     ---------- -----------
NET ASSETS..........................................      $5,710,766           $860,555     $5,765,976 $29,635,760
                                                          ==========           ========     ========== ===========

NET ASSETS:
Accumulation Units..................................      $5,710,729           $860,550     $5,765,976 $29,630,233
Retained by MONY America in Separate Account MLOA L.              37                  5             --       5,527
                                                          ----------           --------     ---------- -----------
TOTAL NET ASSETS....................................      $5,710,766           $860,555     $5,765,976 $29,635,760
                                                          ==========           ========     ========== ===========

Investments in shares of The Trusts, at cost........      $5,919,689           $883,278     $6,064,146 $31,615,335
The Trusts shares held
   Class A..........................................             160                 --             --         315
   Class B..........................................         622,129             78,285        474,546   2,365,996

                                                       AXA MODERATE   AXA MODERATE-PLUS
                                                     GROWTH STRATEGY*    ALLOCATION*
                                                     ---------------- -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $15,787,352       $58,953,780
Receivable for The Trusts shares sold...............            --                --
Receivable for policy-related transactions..........        72,729             8,870
                                                       -----------       -----------
   Total assets.....................................    15,860,081        58,962,650
                                                       -----------       -----------

LIABILITIES:
Payable for The Trusts shares purchased.............        72,729             8,870
Payable for policy-related transactions.............            --                --
                                                       -----------       -----------
   Total liabilities................................        72,729             8,870
                                                       -----------       -----------
NET ASSETS..........................................   $15,787,352       $58,953,780
                                                       ===========       ===========

NET ASSETS:
Accumulation Units..................................   $15,787,352       $58,952,572
Retained by MONY America in Separate Account MLOA L.            --             1,208
                                                       -----------       -----------
TOTAL NET ASSETS....................................   $15,787,352       $58,953,780
                                                       ===========       ===========

Investments in shares of The Trusts, at cost........   $16,258,590       $66,303,476
The Trusts shares held
   Class A..........................................            --             5,773
   Class B..........................................     1,299,030         6,244,445

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-4

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                              AXA TACTICAL
                                                     AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER      DREYFUS STOCK
                                                     MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL* INDEX FUND, INC.
                                                     ------------ ------------ ------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $64,094      $49,869       $49,719       $80,834       $21,160,932
Receivable for The Trusts shares sold...............        --           --            --            --                --
Receivable for policy-related transactions..........        --          586            --            --             1,389
                                                       -------      -------       -------       -------       -----------
   Total assets.....................................    64,094       50,455        49,719        80,834        21,162,321
                                                       -------      -------       -------       -------       -----------

LIABILITIES:
Payable for The Trusts shares purchased.............        --          586            --            --             1,389
Payable for policy-related transactions.............        --           --            --            --                --
                                                       -------      -------       -------       -------       -----------
   Total liabilities................................        --          586            --            --             1,389
                                                       -------      -------       -------       -------       -----------
NET ASSETS..........................................   $64,094      $49,869       $49,719       $80,834       $21,160,932
                                                       =======      =======       =======       =======       ===========

NET ASSETS:
Accumulation Units..................................   $64,094      $49,869       $49,719       $80,834       $21,142,266
Retained by MONY America in Separate Account MLOA L.        --           --            --            --            18,666
                                                       -------      -------       -------       -------       -----------
TOTAL NET ASSETS....................................   $64,094      $49,869       $49,719       $80,834       $21,160,932
                                                       =======      =======       =======       =======       ===========

Investments in shares of The Trusts, at cost........   $71,345      $52,902       $55,087       $95,094       $20,031,418
The Trusts shares held
   Class A..........................................        --           --            --            --                --
   Class B..........................................     4,672        3,859         3,743         7,755                --
   Initial Shares...................................        --           --            --            --           717,806

                                                                          EQ/BLACKROCK
                                                     EQ/ALLIANCEBERNSTEIN BASIC VALUE
                                                      SMALL CAP GROWTH*     EQUITY*
                                                     -------------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value..      $2,057,650       $3,748,427
Receivable for The Trusts shares sold...............              --               --
Receivable for policy-related transactions..........             521            6,789
                                                          ----------       ----------
   Total assets.....................................       2,058,171        3,755,216
                                                          ----------       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............             519            6,789
Payable for policy-related transactions.............              --               --
                                                          ----------       ----------
   Total liabilities................................             519            6,789
                                                          ----------       ----------
NET ASSETS..........................................      $2,057,652       $3,748,427
                                                          ==========       ==========

NET ASSETS:
Accumulation Units..................................      $2,057,651       $3,748,313
Retained by MONY America in Separate Account MLOA L.               1              114
                                                          ----------       ----------
TOTAL NET ASSETS....................................      $2,057,652       $3,748,427
                                                          ==========       ==========

Investments in shares of The Trusts, at cost........      $1,731,263       $3,529,484
The Trusts shares held
   Class A..........................................          33,441               --
   Class B..........................................         102,049          286,492
   Initial Shares...................................              --               --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-5

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                         EQ/CALVERT  EQ/CAPITAL
                                                     EQ/BOSTON ADVISORS   SOCIALLY    GUARDIAN   EQ/COMMON   EQ/CORE BOND
                                                       EQUITY INCOME*   RESPONSIBLE* RESEARCH*  STOCK INDEX*    INDEX*
                                                     ------------------ ------------ ---------- ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $15,629,577      $1,340,530  $3,839,227  $4,388,429  $35,516,114
Receivable for The Trusts shares sold...............          1,110              --         397         889        4,980
Receivable for policy-related transactions..........             --              39          --          --           --
                                                        -----------      ----------  ----------  ----------  -----------
   Total assets.....................................     15,630,687       1,340,569   3,839,624   4,389,318   35,521,094
                                                        -----------      ----------  ----------  ----------  -----------

LIABILITIES:
Payable for The Trusts shares purchased.............             --              39          --          --           --
Payable for policy-related transactions.............          1,110              --         899         889        4,980
                                                        -----------      ----------  ----------  ----------  -----------
   Total liabilities................................          1,110              39         899         889        4,980
                                                        -----------      ----------  ----------  ----------  -----------
NET ASSETS..........................................    $15,629,577      $1,340,530  $3,838,725  $4,388,429  $35,516,114
                                                        ===========      ==========  ==========  ==========  ===========

NET ASSETS:
Accumulation Units..................................    $15,525,996      $1,340,529  $3,670,147  $4,388,428  $35,425,837
Retained by MONY America in Separate Account MLOA L.        103,581               1     168,578           1       90,277
                                                        -----------      ----------  ----------  ----------  -----------
TOTAL NET ASSETS....................................    $15,629,577      $1,340,530  $3,838,725  $4,388,429  $35,516,114
                                                        ===========      ==========  ==========  ==========  ===========

Investments in shares of The Trusts, at cost........    $17,174,404      $1,257,015  $3,245,482  $4,001,797  $34,764,753
The Trusts shares held
   Class A..........................................      1,648,013         148,040     288,383       1,708    3,390,404
   Class B..........................................      1,394,898          36,534      17,990     275,137      167,541

                                                     EQ/EQUITY 500  EQ/EQUITY
                                                        INDEX*     GROWTH PLUS*
                                                     ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value..  $4,545,274    $9,264,820
Receivable for The Trusts shares sold...............          --            --
Receivable for policy-related transactions..........       1,059           879
                                                      ----------    ----------
   Total assets.....................................   4,546,333     9,265,699
                                                      ----------    ----------

LIABILITIES:
Payable for The Trusts shares purchased.............       1,044           879
Payable for policy-related transactions.............          --            --
                                                      ----------    ----------
   Total liabilities................................       1,044           879
                                                      ----------    ----------
NET ASSETS..........................................  $4,545,289    $9,264,820
                                                      ==========    ==========

NET ASSETS:
Accumulation Units..................................  $4,545,289    $9,261,834
Retained by MONY America in Separate Account MLOA L.          --         2,986
                                                      ----------    ----------
TOTAL NET ASSETS....................................  $4,545,289    $9,264,820
                                                      ==========    ==========

Investments in shares of The Trusts, at cost........  $4,126,952    $9,198,712
The Trusts shares held
   Class A..........................................          --            --
   Class B..........................................     208,352       662,872

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-6

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                       EQ/GAMCO                                               EQ/INTERMEDIATE
                                                      MERGERS AND  EQ/GAMCO SMALL EQ/GLOBAL  EQ/GLOBAL MULTI-   GOVERNMENT
                                                     ACQUISITIONS* COMPANY VALUE* BOND PLUS*  SECTOR EQUITY*    BOND INDEX*
                                                     ------------- -------------- ---------- ---------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $806,164     $67,675,398   $1,274,264    $5,194,308      $16,126,307
Receivable for The Trusts shares sold...............         67          14,428           --            --               --
Receivable for policy-related transactions..........         --              --        2,946         1,291              928
                                                       --------     -----------   ----------    ----------      -----------
   Total assets.....................................    806,231      67,689,826    1,277,210     5,195,599       16,127,235
                                                       --------     -----------   ----------    ----------      -----------

LIABILITIES:
Payable for The Trusts shares purchased.............         --              --        2,920         1,291              928
Payable for policy-related transactions.............         67          14,428           --            --               --
                                                       --------     -----------   ----------    ----------      -----------
   Total liabilities................................         67          14,428        2,920         1,291              928
                                                       --------     -----------   ----------    ----------      -----------
NET ASSETS..........................................   $806,164     $67,675,398   $1,274,290    $5,194,308      $16,126,307
                                                       ========     ===========   ==========    ==========      ===========

NET ASSETS:
Accumulation Units..................................   $805,826     $67,644,881   $1,274,290    $5,194,191      $15,998,896
Retained by MONY America in Separate Account MLOA L.        338          30,517           --           117          127,411
                                                       --------     -----------   ----------    ----------      -----------
TOTAL NET ASSETS....................................   $806,164     $67,675,398   $1,274,290    $5,194,308      $16,126,307
                                                       ========     ===========   ==========    ==========      ===========

Investments in shares of The Trusts, at cost........   $799,003     $53,507,365   $1,251,130    $5,604,739      $15,458,679
The Trusts shares held
   Class A..........................................         --              --           --        80,765        1,488,645
   Class B..........................................     66,356       1,815,799      127,293       403,915           68,247

                                                     EQ/INTERNATIONAL
                                                        CORE PLUS*
                                                     ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $826,086
Receivable for The Trusts shares sold...............           --
Receivable for policy-related transactions..........        2,405
                                                         --------
   Total assets.....................................      828,491
                                                         --------

LIABILITIES:
Payable for The Trusts shares purchased.............        2,405
Payable for policy-related transactions.............           --
                                                         --------
   Total liabilities................................        2,405
                                                         --------
NET ASSETS..........................................     $826,086
                                                         ========

NET ASSETS:
Accumulation Units..................................     $826,086
Retained by MONY America in Separate Account MLOA L.           --
                                                         --------
TOTAL NET ASSETS....................................     $826,086
                                                         ========

Investments in shares of The Trusts, at cost........     $896,438
The Trusts shares held
   Class A..........................................           --
   Class B..........................................      106,914

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                     FSA-7

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                        EQ/JPMORGAN
                                                     EQ/INTERNATIONAL EQ/INTERNATIONAL     VALUE      EQ/LARGE CAP EQ/LARGE CAP
                                                      EQUITY INDEX*     VALUE PLUS*    OPPORTUNITIES*  CORE PLUS*  GROWTH INDEX*
                                                     ---------------- ---------------- -------------- ------------ -------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $2,931,658       $4,699,559       $491,516      $327,470    $1,019,622
Receivable for The Trusts shares sold...............            --               --             --            --           312
Receivable for policy-related transactions..........           337              689            204            --            --
                                                        ----------       ----------       --------      --------    ----------
   Total assets.....................................     2,931,995        4,700,248        491,720       327,470     1,019,934
                                                        ----------       ----------       --------      --------    ----------

LIABILITIES:
Payable for The Trusts shares purchased.............           337              689            204            --            --
Payable for policy-related transactions.............            --               --             --            --           291
                                                        ----------       ----------       --------      --------    ----------
   Total liabilities................................           337              689            204            --           291
                                                        ----------       ----------       --------      --------    ----------
NET ASSETS..........................................    $2,931,658       $4,699,559       $491,516      $327,470    $1,019,643
                                                        ==========       ==========       ========      ========    ==========

NET ASSETS:
Accumulation Units..................................    $2,931,606       $4,699,224       $491,515      $327,463    $1,019,643
Retained by MONY America in Separate Account MLOA L.            52              335              1             7            --
                                                        ----------       ----------       --------      --------    ----------
TOTAL NET ASSETS....................................    $2,931,658       $4,699,559       $491,516      $327,470    $1,019,643
                                                        ==========       ==========       ========      ========    ==========

Investments in shares of The Trusts, at cost........    $3,529,441       $6,219,395       $463,349      $327,827    $  844,386
The Trusts shares held
   Class A..........................................        74,673          299,141          1,327            --            --
   Class B..........................................       332,151          191,537         52,250        49,621       117,528

                                                     EQ/LARGE CAP EQ/LARGE CAP
                                                     GROWTH PLUS* VALUE INDEX*
                                                     ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value..  $1,221,386   $6,468,431
Receivable for The Trusts shares sold...............          --           --
Receivable for policy-related transactions..........       2,453          876
                                                      ----------   ----------
   Total assets.....................................   1,223,839    6,469,307
                                                      ----------   ----------

LIABILITIES:
Payable for The Trusts shares purchased.............         172          865
Payable for policy-related transactions.............          --           --
                                                      ----------   ----------
   Total liabilities................................         172          865
                                                      ----------   ----------
NET ASSETS..........................................  $1,223,667   $6,468,442
                                                      ==========   ==========

NET ASSETS:
Accumulation Units..................................  $1,221,360   $6,468,171
Retained by MONY America in Separate Account MLOA L.       2,307          271
                                                      ----------   ----------
TOTAL NET ASSETS....................................  $1,223,667   $6,468,442
                                                      ==========   ==========

Investments in shares of The Trusts, at cost........  $1,124,100   $6,131,054
The Trusts shares held
   Class A..........................................      10,573    1,083,802
   Class B..........................................      65,708      168,099

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                     FSA-8

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                     EQ/MFS
                                                     EQ/LARGE CAP EQ/LORD ABBETT  INTERNATIONAL                   EQ/MID CAP
                                                     VALUE PLUS*  LARGE CAP CORE*    GROWTH*    EQ/MID CAP INDEX* VALUE PLUS*
                                                     ------------ --------------- ------------- ----------------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value..  $7,159,402     $538,914      $14,429,543     $4,620,840     $11,904,047
Receivable for The Trusts shares sold...............          --           --            5,436             --              --
Receivable for policy-related transactions..........          80           40               --          1,474             609
                                                      ----------     --------      -----------     ----------     -----------
   Total assets.....................................   7,159,482      538,954       14,434,979      4,622,314      11,904,656
                                                      ----------     --------      -----------     ----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased.............          80           24               --          1,457             609
Payable for policy-related transactions.............          --           --            5,436             --              --
                                                      ----------     --------      -----------     ----------     -----------
   Total liabilities................................          80           24            5,436          1,457             609
                                                      ----------     --------      -----------     ----------     -----------
NET ASSETS..........................................  $7,159,402     $538,930      $14,429,543     $4,620,857     $11,904,047
                                                      ==========     ========      ===========     ==========     ===========

NET ASSETS:
Accumulation Units..................................  $7,140,865     $538,930      $14,413,286     $4,620,857     $11,898,006
Retained by MONY America in Separate Account MLOA L.      18,537           --           16,257             --           6,041
                                                      ----------     --------      -----------     ----------     -----------
TOTAL NET ASSETS....................................  $7,159,402     $538,930      $14,429,543     $4,620,857     $11,904,047
                                                      ==========     ========      ===========     ==========     ===========

Investments in shares of The Trusts, at cost........  $9,027,124     $509,443      $15,015,517     $4,144,964     $11,382,470
The Trusts shares held
   Class A..........................................     486,845           --               --        316,731       1,122,902
   Class B..........................................     263,320       49,064        2,581,998        252,808         200,635

                                                                 EQ/MONTAG &
                                                      EQ/MONEY    CALDWELL
                                                      MARKET*      GROWTH*
                                                     ----------- -----------
ASSETS:
Investments in shares of The Trusts, at fair value.. $17,236,283 $46,158,232
Receivable for The Trusts shares sold...............          --       5,627
Receivable for policy-related transactions..........      94,037          --
                                                     ----------- -----------
   Total assets.....................................  17,330,320  46,163,859
                                                     ----------- -----------

LIABILITIES:
Payable for The Trusts shares purchased.............     120,831          --
Payable for policy-related transactions.............          --       5,627
                                                     ----------- -----------
   Total liabilities................................     120,831       5,627
                                                     ----------- -----------
NET ASSETS.......................................... $17,209,489 $46,158,232
                                                     =========== ===========

NET ASSETS:
Accumulation Units.................................. $17,127,309 $46,136,335
Retained by MONY America in Separate Account MLOA L.      82,180      21,897
                                                     ----------- -----------
TOTAL NET ASSETS.................................... $17,209,489 $46,158,232
                                                     =========== ===========

Investments in shares of The Trusts, at cost........ $17,237,092 $39,850,416
The Trusts shares held
   Class A..........................................  12,410,325          --
   Class B..........................................   4,819,712   7,367,024

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                     FSA-9

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                     EQ/MORGAN STANLEY EQ/PIMCO ULTRA EQ/QUALITY    EQ/SMALL    EQ/T. ROWE PRICE
                                                      MID CAP GROWTH*   SHORT BOND*   BOND PLUS* COMPANY INDEX*  GROWTH STOCK*
                                                     ----------------- -------------- ---------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $9,933,692       $6,146,792   $8,991,575   $7,004,687     $34,881,645
Receivable for The Trusts shares sold...............           550            5,551        8,842           --           8,249
Receivable for policy-related transactions..........            --               --           --          395              --
                                                        ----------       ----------   ----------   ----------     -----------
   Total assets.....................................     9,934,242        6,152,343    9,000,417    7,005,082      34,889,894
                                                        ----------       ----------   ----------   ----------     -----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --               --           --          395              --
Payable for policy-related transactions.............           550            5,551        8,842           --           8,249
                                                        ----------       ----------   ----------   ----------     -----------
   Total liabilities................................           550            5,551        8,842          395           8,249
                                                        ----------       ----------   ----------   ----------     -----------
NET ASSETS..........................................    $9,933,692       $6,146,792   $8,991,575   $7,004,687     $34,881,645
                                                        ==========       ==========   ==========   ==========     ===========

NET ASSETS:
Accumulation Units..................................    $9,933,581       $6,146,695   $8,990,046   $7,004,491     $34,847,969
Retained by MONY America in Separate Account MLOA L.           111               97        1,529          196          33,676
                                                        ----------       ----------   ----------   ----------     -----------
TOTAL NET ASSETS....................................    $9,933,692       $6,146,792   $8,991,575   $7,004,687     $34,881,645
                                                        ==========       ==========   ==========   ==========     ===========

Investments in shares of The Trusts, at cost........    $9,029,039       $6,170,362   $9,656,357   $5,726,851     $31,865,340
The Trusts shares held
   Class A..........................................       537,492          142,092        9,336      602,128              --
   Class B..........................................       140,010          479,861    1,059,884      170,059       1,729,311

                                                     EQ/UBS GROWTH
                                                       & INCOME*
                                                     -------------
ASSETS:
Investments in shares of The Trusts, at fair value..  $13,739,789
Receivable for The Trusts shares sold...............        5,404
Receivable for policy-related transactions..........           --
                                                      -----------
   Total assets.....................................   13,745,193
                                                      -----------

LIABILITIES:
Payable for The Trusts shares purchased.............           --
Payable for policy-related transactions.............        5,404
                                                      -----------
   Total liabilities................................        5,404
                                                      -----------
NET ASSETS..........................................  $13,739,789
                                                      ===========

NET ASSETS:
Accumulation Units..................................  $13,719,947
Retained by MONY America in Separate Account MLOA L.       19,842
                                                      -----------
TOTAL NET ASSETS....................................  $13,739,789
                                                      ===========

Investments in shares of The Trusts, at cost........  $13,289,632
The Trusts shares held
   Class A..........................................           --
   Class B..........................................    2,395,172

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-10

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                  FIDELITY(R) VIP FIDELITY(R) VIP FIDELITY(R) VIP
                                                     EQ/VAN KAMPEN EQ/WELLS FARGO  ASSET MANAGER   CONTRAFUND(R)  GROWTH & INCOME
                                                       COMSTOCK*   OMEGA GROWTH*     PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                     ------------- -------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $657,668      $1,629,709       $7,361        $23,537,377      $576,656
Receivable for The Trusts shares sold...............         --              --           --                 --            --
Receivable for policy-related transactions..........         78           3,827           --              1,941            --
                                                       --------      ----------       ------        -----------      --------
   Total assets.....................................    657,746       1,633,536        7,361         23,539,318       576,656
                                                       --------      ----------       ------        -----------      --------

LIABILITIES:
Payable for The Trusts shares purchased.............         77           3,827           --              1,941            --
Payable for policy-related transactions.............         --              --           --                 --            --
                                                       --------      ----------       ------        -----------      --------
   Total liabilities................................         77           3,827           --              1,941            --
                                                       --------      ----------       ------        -----------      --------
NET ASSETS..........................................   $657,669      $1,629,709       $7,361        $23,537,377      $576,656
                                                       ========      ==========       ======        ===========      ========

NET ASSETS:
Accumulation Units..................................   $657,668      $1,629,691       $7,361        $23,528,749      $576,654
Retained by MONY America in Separate Account MLOA L.          1              18           --              8,628             2
                                                       --------      ----------       ------        -----------      --------
TOTAL NET ASSETS....................................   $657,669      $1,629,709       $7,361        $23,537,377      $576,656
                                                       ========      ==========       ======        ===========      ========

Investments in shares of The Trusts, at cost........   $600,431      $1,620,757       $7,494        $21,477,681      $561,804
The Trusts shares held
   Class B..........................................     71,269         171,904           --                 --            --
   Initial Class....................................         --              --          533            216,959        38,822
   Service Class....................................         --              --           --            792,568            --
   Service Class 2..................................         --              --           --             15,616         7,094

                                                     FIDELITY(R) VIP
                                                         MID CAP
                                                        PORTFOLIO
                                                     ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $214,372
Receivable for The Trusts shares sold...............          --
Receivable for policy-related transactions..........         880
                                                        --------
   Total assets.....................................     215,252
                                                        --------

LIABILITIES:
Payable for The Trusts shares purchased.............         880
Payable for policy-related transactions.............          --
                                                        --------
   Total liabilities................................         880
                                                        --------
NET ASSETS..........................................    $214,372
                                                        ========

NET ASSETS:
Accumulation Units..................................    $214,372
Retained by MONY America in Separate Account MLOA L.          --
                                                        --------
TOTAL NET ASSETS....................................    $214,372
                                                        ========

Investments in shares of The Trusts, at cost........    $236,477
The Trusts shares held
   Class B..........................................          --
   Initial Class....................................          --
   Service Class....................................          --
   Service Class 2..................................       7,501

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-11

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                     FRANKLIN RISING FRANKLIN SMALL      FRANKLIN
                                                     FRANKLIN INCOME    DIVIDENDS       CAP VALUE    STRATEGIC INCOME
                                                     SECURITIES FUND SECURITIES FUND SECURITIES FUND SECURITIES FUND
                                                     --------------- --------------- --------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $6,602,695      $1,012,436        $51,471         $320,172
Receivable for The Trusts shares sold...............        7,617           2,131             --               --
Receivable for policy-related transactions..........           --              --            499              526
                                                       ----------      ----------        -------         --------
   Total assets.....................................    6,610,312       1,014,567         51,970          320,698
                                                       ----------      ----------        -------         --------

LIABILITIES:
Payable for The Trusts shares purchased.............           --              --            499              526
Payable for policy-related transactions.............        7,617           2,131             --               --
                                                       ----------      ----------        -------         --------
   Total liabilities................................        7,617           2,131            499              526
                                                       ----------      ----------        -------         --------
NET ASSETS..........................................   $6,602,695      $1,012,436        $51,471         $320,172
                                                       ==========      ==========        =======         ========

NET ASSETS:
Accumulation Units..................................   $6,602,573      $1,012,387        $51,471         $320,155
Retained by MONY America in Separate Account MLOA L.          122              49             --               17
                                                       ----------      ----------        -------         --------
TOTAL NET ASSETS....................................   $6,602,695      $1,012,436        $51,471         $320,172
                                                       ==========      ==========        =======         ========

Investments in shares of The Trusts, at cost........   $6,448,075      $  897,745        $50,433         $328,322
The Trusts shares held
   Class 2..........................................      461,082          51,523          3,314           26,094
   Series I.........................................           --              --             --               --
   Service Shares Class.............................           --              --             --               --

                                                     GOLDMAN SACHS INVESCO V.I.
                                                      VIT MID CAP    DIVIDEND
                                                      VALUE FUND   GROWTH FUND
                                                     ------------- ------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $133,847      $177,067
Receivable for The Trusts shares sold...............         --            --
Receivable for policy-related transactions..........        105             5
                                                       --------      --------
   Total assets.....................................    133,952       177,072
                                                       --------      --------

LIABILITIES:
Payable for The Trusts shares purchased.............        105             5
Payable for policy-related transactions.............         --            --
                                                       --------      --------
   Total liabilities................................        105             5
                                                       --------      --------
NET ASSETS..........................................   $133,847      $177,067
                                                       ========      ========

NET ASSETS:
Accumulation Units..................................   $133,847      $177,067
Retained by MONY America in Separate Account MLOA L.         --            --
                                                       --------      --------
TOTAL NET ASSETS....................................   $133,847      $177,067
                                                       ========      ========

Investments in shares of The Trusts, at cost........   $138,670      $154,360
The Trusts shares held
   Class 2..........................................         --            --
   Series I.........................................         --        12,612
   Service Shares Class.............................     10,210            --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-12

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                     INVESCO V.I.  INVESCO V.I. INVESCO V.I.  INVESCO V.I. INVESCO V.I.
                                                     GLOBAL HEALTH GLOBAL REAL  INTERNATIONAL MID CAP CORE  SMALL CAP
                                                       CARE FUND   ESTATE FUND   GROWTH FUND  EQUITY FUND  EQUITY FUND
                                                     ------------- ------------ ------------- ------------ ------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $679,818      $276,753     $214,928      $53,974      $61,493
Receivable for The Trusts shares sold...............         --            --           --           --           --
Receivable for policy-related transactions..........         48         3,006        2,409        1,420        2,304
                                                       --------      --------     --------      -------      -------
   Total assets.....................................    679,866       279,759      217,337       55,394       63,797
                                                       --------      --------     --------      -------      -------

LIABILITIES:
Payable for The Trusts shares purchased.............         48         3,005        2,407        1,420        2,304
Payable for policy-related transactions.............         --            --           --           --           --
                                                       --------      --------     --------      -------      -------
   Total liabilities................................         48         3,005        2,407        1,420        2,304
                                                       --------      --------     --------      -------      -------
NET ASSETS..........................................   $679,818      $276,754     $214,930      $53,974      $61,493
                                                       ========      ========     ========      =======      =======

NET ASSETS:
Accumulation Units..................................   $679,813      $276,754     $214,930      $53,974      $61,493
Retained by MONY America in Separate Account MLOA L.          5            --           --           --           --
                                                       --------      --------     --------      -------      -------
TOTAL NET ASSETS....................................   $679,818      $276,754     $214,930      $53,974      $61,493
                                                       ========      ========     ========      =======      =======

Investments in shares of The Trusts, at cost........   $619,817      $304,944     $228,516      $57,003      $64,035
The Trusts shares held
   Series I.........................................     39,137            --           --           --           --
   Series II........................................         --        23,315        8,241        4,706        3,817

                                                     INVESCO V.I.
                                                      TECHNOLOGY
                                                         FUND
                                                     ------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $243,989
Receivable for The Trusts shares sold...............         --
Receivable for policy-related transactions..........          4
                                                       --------
   Total assets.....................................    243,993
                                                       --------

LIABILITIES:
Payable for The Trusts shares purchased.............          4
Payable for policy-related transactions.............         --
                                                       --------
   Total liabilities................................          4
                                                       --------
NET ASSETS..........................................   $243,989
                                                       ========

NET ASSETS:
Accumulation Units..................................   $243,888
Retained by MONY America in Separate Account MLOA L.        101
                                                       --------
TOTAL NET ASSETS....................................   $243,989
                                                       ========

Investments in shares of The Trusts, at cost........   $202,560
The Trusts shares held
   Series I.........................................     16,094
   Series II........................................         --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-13

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                     INVESCO VAN
                                                     KAMPEN V.I.             IVY FUNDS  IVY FUNDS    JANUS ASPEN
                                                     GLOBAL VALUE IVY FUNDS   VIP MID   VIP SMALL  SERIES BALANCED
                                                     EQUITY FUND  VIP ENERGY CAP GROWTH CAP GROWTH    PORTFOLIO
                                                     ------------ ---------- ---------- ---------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..   $444,930    $362,530   $339,292   $104,155    $7,972,198
Receivable for The Trusts shares sold...............         --          --         --         --            --
Receivable for policy-related transactions..........         76         912      1,009        133           467
                                                       --------    --------   --------   --------    ----------
   Total assets.....................................    445,006     363,442    340,301    104,288     7,972,665
                                                       --------    --------   --------   --------    ----------

LIABILITIES:
Payable for The Trusts shares purchased.............         76         912      1,009        133           269
Payable for policy-related transactions.............         --          --         --         --            --
                                                       --------    --------   --------   --------    ----------
   Total liabilities................................         76         912      1,009        133           269
                                                       --------    --------   --------   --------    ----------
NET ASSETS..........................................   $444,930    $362,530   $339,292   $104,155    $7,972,396
                                                       ========    ========   ========   ========    ==========

NET ASSETS:
Accumulation Units..................................   $444,915    $362,530   $339,292   $104,155    $7,972,396
Retained by MONY America in Separate Account MLOA L.         15          --         --         --            --
                                                       --------    --------   --------   --------    ----------
TOTAL NET ASSETS....................................   $444,930    $362,530   $339,292   $104,155    $7,972,396
                                                       ========    ========   ========   ========    ==========

Investments in shares of The Trusts, at cost........   $498,584    $397,320   $348,407   $114,651    $8,035,199
The Trusts shares held
   Common Shares....................................         --      62,354     40,547     11,150            --
   Institutional Shares.............................         --          --         --         --       299,369
   Series I.........................................     65,431          --         --         --            --

                                                        JANUS ASPEN
                                                     SERIES ENTERPRISE
                                                         PORTFOLIO
                                                     -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $12,321,372
Receivable for The Trusts shares sold...............             --
Receivable for policy-related transactions..........          1,572
                                                        -----------
   Total assets.....................................     12,322,944
                                                        -----------

LIABILITIES:
Payable for The Trusts shares purchased.............          1,572
Payable for policy-related transactions.............             --
                                                        -----------
   Total liabilities................................          1,572
                                                        -----------
NET ASSETS..........................................    $12,321,372
                                                        ===========

NET ASSETS:
Accumulation Units..................................    $12,311,265
Retained by MONY America in Separate Account MLOA L.         10,107
                                                        -----------
TOTAL NET ASSETS....................................    $12,321,372
                                                        ===========

Investments in shares of The Trusts, at cost........    $10,432,414
The Trusts shares held
   Common Shares....................................             --
   Institutional Shares.............................        322,803
   Series I.........................................             --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-14

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                                   JANUS ASPEN
                                                     JANUS ASPEN    JANUS ASPEN   SERIES PERKINS   JANUS ASPEN
                                                     SERIES FORTY SERIES OVERSEAS MID CAP VALUE  SERIES WORLDWIDE
                                                      PORTFOLIO      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                     ------------ --------------- -------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value.. $15,177,049    $5,820,845      $1,268,500      $8,976,896
Receivable for The Trusts shares sold...............           8            --              --             267
Receivable for policy-related transactions..........         509           821              --              --
                                                     -----------    ----------      ----------      ----------
   Total assets.....................................  15,177,566     5,821,666       1,268,500       8,977,163
                                                     -----------    ----------      ----------      ----------

LIABILITIES:
Payable for The Trusts shares purchased.............         509           821              --              --
Payable for policy-related transactions.............           8            --              --             267
                                                     -----------    ----------      ----------      ----------
   Total liabilities................................         517           821              --             267
                                                     -----------    ----------      ----------      ----------
NET ASSETS.......................................... $15,177,049    $5,820,845      $1,268,500      $8,976,896
                                                     ===========    ==========      ==========      ==========

NET ASSETS:
Accumulation Units.................................. $15,175,774    $5,820,784      $1,267,910      $8,970,946
Retained by MONY America in Separate Account MLOA L.       1,275            61             590           5,950
                                                     -----------    ----------      ----------      ----------
TOTAL NET ASSETS.................................... $15,177,049    $5,820,845      $1,268,500      $8,976,896
                                                     ===========    ==========      ==========      ==========

Investments in shares of The Trusts, at cost........ $14,528,803    $6,922,589      $1,275,466      $9,506,329
The Trusts shares held
   Institutional Shares.............................     396,711        54,455              --         347,538
   Service Shares Class.............................      61,092        99,979          83,564              --

                                                     LAZARD RETIREMENT
                                                     EMERGING MARKETS
                                                     EQUITY PORTFOLIO
                                                     -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $  915,349
Receivable for The Trusts shares sold...............            --
Receivable for policy-related transactions..........         6,120
                                                        ----------
   Total assets.....................................       921,469
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............         6,120
Payable for policy-related transactions.............            --
                                                        ----------
   Total liabilities................................         6,120
                                                        ----------
NET ASSETS..........................................    $  915,349
                                                        ==========

NET ASSETS:
Accumulation Units..................................    $  914,942
Retained by MONY America in Separate Account MLOA L.           407
                                                        ----------
TOTAL NET ASSETS....................................    $  915,349
                                                        ==========

Investments in shares of The Trusts, at cost........    $1,075,975
The Trusts shares held
   Institutional Shares.............................            --
   Service Shares Class.............................        48,923

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-15

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                                          MFS(R) INVESTORS
                                                     MFS(R) INTERNATIONAL   GROWTH STOCK   MFS(R) INVESTORS MFS(R) UTILITIES
                                                       VALUE PORTFOLIO         SERIES        TRUST SERIES        SERIES
                                                     -------------------- ---------------- ---------------- ----------------
ASSETS:
Investments in shares of The Trusts, at fair value..       $394,394           $20,209          $15,988         $1,458,001
Receivable for The Trusts shares sold...............             --                --               --                 --
Receivable for policy-related transactions..........          1,472                --               --                229
                                                           --------           -------          -------         ----------
   Total assets.....................................        395,866            20,209           15,988          1,458,230
                                                           --------           -------          -------         ----------

LIABILITIES:
Payable for The Trusts shares purchased.............          1,472                --               --                222
Payable for policy-related transactions.............             --                --               --                 --
                                                           --------           -------          -------         ----------
   Total liabilities................................          1,472                --               --                222
                                                           --------           -------          -------         ----------
NET ASSETS..........................................       $394,394           $20,209          $15,988         $1,458,008
                                                           ========           =======          =======         ==========

NET ASSETS:
Accumulation Units..................................       $394,394           $20,208          $15,988         $1,458,008
Retained by MONY America in Separate Account MLOA L.             --                 1               --                 --
                                                           --------           -------          -------         ----------
TOTAL NET ASSETS....................................       $394,394           $20,209          $15,988         $1,458,008
                                                           ========           =======          =======         ==========

Investments in shares of The Trusts, at cost........       $398,584           $20,350          $16,294         $1,268,141
The Trusts shares held
   Class A..........................................             --                --               --                 --
   Class B..........................................             --                --               --                 --
   Initial Class....................................             --                --               --             55,905
   Service Class....................................         26,311             1,876              828                 --

                                                                                     MULTIMANAGER
                                                        MULTIMANAGER    MULTIMANAGER INTERNATIONAL
                                                     AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*
                                                     ------------------ ------------ -------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $1,446,119      $8,913,354   $1,087,595
Receivable for The Trusts shares sold...............             --              --           --
Receivable for policy-related transactions..........            294           1,416        1,093
                                                         ----------      ----------   ----------
   Total assets.....................................      1,446,413       8,914,770    1,088,688
                                                         ----------      ----------   ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            288           1,416        1,093
Payable for policy-related transactions.............             --              --           --
                                                         ----------      ----------   ----------
   Total liabilities................................            288           1,416        1,093
                                                         ----------      ----------   ----------
NET ASSETS..........................................     $1,446,125      $8,913,354   $1,087,595
                                                         ==========      ==========   ==========

NET ASSETS:
Accumulation Units..................................     $1,446,125      $8,913,304   $1,087,595
Retained by MONY America in Separate Account MLOA L.             --              50           --
                                                         ----------      ----------   ----------
TOTAL NET ASSETS....................................     $1,446,125      $8,913,354   $1,087,595
                                                         ==========      ==========   ==========

Investments in shares of The Trusts, at cost........     $1,242,111      $8,854,901   $1,262,743
The Trusts shares held
   Class A..........................................             --         711,821           --
   Class B..........................................         57,504         141,742      122,790
   Initial Class....................................             --              --           --
   Service Class....................................             --              --           --

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-16

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                      MULTIMANAGER
                                                     LARGE CAP CORE   MULTIMANAGER    MULTIMANAGER    MULTIMANAGER
                                                        EQUITY*     LARGE CAP VALUE* MID CAP GROWTH* MID CAP VALUE*
                                                     -------------- ---------------- --------------- --------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $244,540       $4,813,225       $452,944        $960,312
Receivable for The Trusts shares sold...............          --               --             --              --
Receivable for policy-related transactions..........          --               72             75             232
                                                        --------       ----------       --------        --------
   Total assets.....................................     244,540        4,813,297        453,019         960,544
                                                        --------       ----------       --------        --------

LIABILITIES:
Payable for The Trusts shares purchased.............          --               72             74             219
Payable for policy-related transactions.............          --               --             --              --
                                                        --------       ----------       --------        --------
   Total liabilities................................          --               72             74             219
                                                        --------       ----------       --------        --------
NET ASSETS..........................................    $244,540       $4,813,225       $452,945        $960,325
                                                        ========       ==========       ========        ========

NET ASSETS:
Accumulation Units..................................    $244,540       $4,813,092       $452,945        $960,325
Retained by MONY America in Separate Account MLOA L.          --              133             --              --
                                                        --------       ----------       --------        --------
TOTAL NET ASSETS....................................    $244,540       $4,813,225       $452,945        $960,325
                                                        ========       ==========       ========        ========

Investments in shares of The Trusts, at cost........    $226,860       $5,270,166       $393,198        $865,413
The Trusts shares held
   Class A..........................................          --          405,138             --              --
   Class B..........................................      26,042          121,686         54,704         112,274

                                                        MULTIMANAGER
                                                     MULTI-SECTOR BOND*
                                                     ------------------
ASSETS:
Investments in shares of The Trusts, at fair value..     $2,515,651
Receivable for The Trusts shares sold...............          2,252
Receivable for policy-related transactions..........             --
                                                         ----------
   Total assets.....................................      2,517,903
                                                         ----------

LIABILITIES:
Payable for The Trusts shares purchased.............             --
Payable for policy-related transactions.............          2,252
                                                         ----------
   Total liabilities................................          2,252
                                                         ----------
NET ASSETS..........................................     $2,515,651
                                                         ==========

NET ASSETS:
Accumulation Units..................................     $2,515,351
Retained by MONY America in Separate Account MLOA L.            300
                                                         ----------
TOTAL NET ASSETS....................................     $2,515,651
                                                         ==========

Investments in shares of The Trusts, at cost........     $2,511,336
The Trusts shares held
   Class A..........................................        305,687
   Class B..........................................        336,952

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-17

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


                                                       MULTIMANAGER      MULTIMANAGER   MULTIMANAGER  MUTUAL SHARES
                                                     SMALL CAP GROWTH* SMALL CAP VALUE* TECHNOLOGY*  SECURITIES FUND
                                                     ----------------- ---------------- ------------ ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $10,478,409        $461,560      $1,311,363     $116,151
Receivable for The Trusts shares sold...............          4,202              --              --           --
Receivable for policy-related transactions..........             --              74             732           46
                                                        -----------        --------      ----------     --------
   Total assets.....................................     10,482,611         461,634       1,312,095      116,197
                                                        -----------        --------      ----------     --------

LIABILITIES:
Payable for The Trusts shares purchased.............             --              74             732           --
Payable for policy-related transactions.............          4,202              --              --           --
                                                        -----------        --------      ----------     --------
   Total liabilities................................          4,202              74             732           --
                                                        -----------        --------      ----------     --------
NET ASSETS..........................................    $10,478,409        $461,560      $1,311,363     $116,197
                                                        ===========        ========      ==========     ========

NET ASSETS:
Accumulation Units..................................    $10,458,229        $461,379      $1,311,362     $116,197
Retained by MONY America in Separate Account MLOA L.         20,180             181               1           --
                                                        -----------        --------      ----------     --------
TOTAL NET ASSETS....................................    $10,478,409        $461,560      $1,311,363     $116,197
                                                        ===========        ========      ==========     ========

Investments in shares of The Trusts, at cost........    $10,371,388        $413,045      $1,143,510     $121,476
The Trusts shares held
   Class B..........................................      1,407,773          47,031         107,561           --
   Class 2..........................................             --              --              --        7,552
   Service Class....................................             --              --              --           --

                                                        OPPENHEIMER
                                                     GLOBAL SECURITIES
                                                          FUND/VA
                                                     -----------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $1,777,507
Receivable for The Trusts shares sold...............         8,448
Receivable for policy-related transactions..........            --
                                                        ----------
   Total assets.....................................     1,785,955
                                                        ----------

LIABILITIES:
Payable for The Trusts shares purchased.............            --
Payable for policy-related transactions.............         8,448
                                                        ----------
   Total liabilities................................         8,448
                                                        ----------
NET ASSETS..........................................    $1,777,507
                                                        ==========

NET ASSETS:
Accumulation Units..................................    $1,777,504
Retained by MONY America in Separate Account MLOA L.             3
                                                        ----------
TOTAL NET ASSETS....................................    $1,777,507
                                                        ==========

Investments in shares of The Trusts, at cost........    $1,637,813
The Trusts shares held
   Class B..........................................            --
   Class 2..........................................            --
   Service Class....................................        65,326

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-18

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                                            PIMCO VARIABLE
                                                         PIMCO VARIABLE     INSURANCE TRUST PIMCO VARIABLE  PIMCO VARIABLE
                                                        INSURANCE TRUST       GLOBAL BOND   INSURANCE TRUST INSURANCE TRUST
                                                     COMMODITYREALRETURN(R)    PORTFOLIO      REAL RETURN    TOTAL RETURN
                                                       STRATEGY PORTFOLIO     (UNHEDGED)       PORTFOLIO       PORTFOLIO
                                                     ---------------------- --------------- --------------- ---------------
ASSETS:
Investments in shares of The Trusts, at fair value..        $285,096          $3,698,575       $642,941       $1,604,720
Receivable for The Trusts shares sold...............              --               4,046             --               --
Receivable for policy-related transactions..........           1,134                  --            740            6,790
                                                            --------          ----------       --------       ----------
   Total assets.....................................         286,230           3,702,621        643,681        1,611,510
                                                            --------          ----------       --------       ----------

LIABILITIES:
Payable for The Trusts shares purchased.............           1,134                  --            692            6,717
Payable for policy-related transactions.............              --               4,046             --               --
                                                            --------          ----------       --------       ----------
   Total liabilities................................           1,134               4,046            692            6,717
                                                            --------          ----------       --------       ----------
NET ASSETS..........................................        $285,096          $3,698,575       $642,989       $1,604,793
                                                            ========          ==========       ========       ==========

NET ASSETS:
Accumulation Units..................................        $285,096          $3,697,747       $642,989       $1,604,793
Retained by MONY America in Separate Account MLOA L.              --                 828             --               --
                                                            --------          ----------       --------       ----------
TOTAL NET ASSETS....................................        $285,096          $3,698,575       $642,989       $1,604,793
                                                            ========          ==========       ========       ==========

Investments in shares of The Trusts, at cost........        $333,210          $3,553,011       $632,400       $1,650,721
The Trusts shares held
   Administrative Class.............................              --             267,431             --               --
   Advisor Class....................................          39,215                  --         46,089          145,619
   Class II.........................................              --                  --             --               --
   Class 2..........................................              --                  --             --               --


                                                     T. ROWE PRICE      TEMPLETON
                                                     EQUITY INCOME  DEVELOPING MARKETS
                                                     PORTFOLIO - II  SECURITIES FUND
                                                     -------------- ------------------
ASSETS:
Investments in shares of The Trusts, at fair value..    $130,313       $14,671,139
Receivable for The Trusts shares sold...............          --                --
Receivable for policy-related transactions..........           5               602
                                                        --------       -----------
   Total assets.....................................     130,318        14,671,741
                                                        --------       -----------

LIABILITIES:
Payable for The Trusts shares purchased.............           5               602
Payable for policy-related transactions.............          --                --
                                                        --------       -----------
   Total liabilities................................           5               602
                                                        --------       -----------
NET ASSETS..........................................    $130,313       $14,671,139
                                                        ========       ===========

NET ASSETS:
Accumulation Units..................................    $130,313       $14,671,133
Retained by MONY America in Separate Account MLOA L.          --                 6
                                                        --------       -----------
TOTAL NET ASSETS....................................    $130,313       $14,671,139
                                                        ========       ===========

Investments in shares of The Trusts, at cost........    $130,476       $15,145,927
The Trusts shares held
   Administrative Class.............................          --                --
   Advisor Class....................................          --                --
   Class II.........................................       6,728                --
   Class 2..........................................          --         1,557,446

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-19

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                        TEMPLETON       TEMPLETON    UIF EMERGING VAN ECK VIP  VAN ECK VIP
                                                       GLOBAL BOND       GROWTH      MARKETS DEBT   EMERGING   GLOBAL BOND
                                                     SECURITIES FUND SECURITIES FUND  PORTFOLIO   MARKETS FUND    FUND
                                                     --------------- --------------- ------------ ------------ -----------
ASSETS:
Investments in shares of The Trusts, at fair value..   $15,250,913       $24,933       $162,839    $1,521,524   $219,741
Receivable for The Trusts shares sold...............            --            --             --            --         --
Receivable for policy-related transactions..........           608             2             --             1         --
                                                       -----------       -------       --------    ----------   --------
   Total assets.....................................    15,251,521        24,935        162,839     1,521,525    219,741
                                                       -----------       -------       --------    ----------   --------

LIABILITIES:
Payable for The Trusts shares purchased.............           608            --             --            --         --
Payable for policy-related transactions.............            --            --             --            --         --
                                                       -----------       -------       --------    ----------   --------
   Total liabilities................................           608            --             --            --         --
                                                       -----------       -------       --------    ----------   --------
NET ASSETS..........................................   $15,250,913       $24,935       $162,839    $1,521,525   $219,741
                                                       ===========       =======       ========    ==========   ========

NET ASSETS:
Accumulation Units..................................   $15,250,910       $24,934       $162,828    $1,521,525   $219,741
Retained by MONY America in Separate Account MLOA L.             3             1             11            --         --
                                                       -----------       -------       --------    ----------   --------
TOTAL NET ASSETS....................................   $15,250,913       $24,935       $162,839    $1,521,525   $219,741
                                                       ===========       =======       ========    ==========   ========

Investments in shares of The Trusts, at cost........   $15,562,244       $26,228       $153,714    $1,326,384   $216,760
The Trusts shares held
   Class S Shares...................................            --            --             --            --         --
   Class I..........................................            --            --         19,595            --         --
   Class 2..........................................       840,271         2,466             --            --         --
   Initial Class....................................            --            --             --       146,300     18,765

                                                     VAN ECK VIP
                                                     GLOBAL HARD
                                                     ASSETS FUND
                                                     -----------
ASSETS:
Investments in shares of The Trusts, at fair value..  $762,065
Receivable for The Trusts shares sold...............        --
Receivable for policy-related transactions..........     1,746
                                                      --------
   Total assets.....................................   763,811
                                                      --------

LIABILITIES:
Payable for The Trusts shares purchased.............     1,746
Payable for policy-related transactions.............        --
                                                      --------
   Total liabilities................................     1,746
                                                      --------
NET ASSETS..........................................  $762,065
                                                      ========

NET ASSETS:
Accumulation Units..................................  $762,061
Retained by MONY America in Separate Account MLOA L.         4
                                                      --------
TOTAL NET ASSETS....................................  $762,065
                                                      ========

Investments in shares of The Trusts, at cost........  $820,909
The Trusts shares held
   Class S Shares...................................    13,748
   Class I..........................................        --
   Class 2..........................................        --
   Initial Class....................................    11,326

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-20

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011


The following table provides units and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges.

                                        CONTRACT                               UNITS
                                        CHARGES**   SHARE CLASS* UNIT VALUE OUTSTANDING
FUNDS                                   --------- -------------- ---------- -----------
ALL ASSET ALLOCATION...................   0.00%         B         $ 13.54        9,594
ALL ASSET ALLOCATION...................   0.00%         B         $104.30        1,770
ALL ASSET ALLOCATION...................   0.35%         B         $ 11.52      143,589
ALL ASSET ALLOCATION...................   0.35%         B         $ 11.67      897,254
ALL ASSET ALLOCATION...................   0.35%         B         $ 12.16        7,040
ALL ASSET ALLOCATION...................   0.35%         B         $ 12.64      190,167
ALL ASSET ALLOCATION...................   0.75%         B         $ 23.74    1,961,952

AMERICAN CENTURY VP MID CAP VALUE FUND.   0.00%      CLASS II     $105.82        1,290

AXA AGGRESSIVE ALLOCATION..............   0.00%         A         $  8.26           90
AXA AGGRESSIVE ALLOCATION..............   0.00%         B         $134.06      125,397
AXA AGGRESSIVE ALLOCATION..............   0.35%         B         $  8.04       66,241
AXA AGGRESSIVE ALLOCATION..............   0.75%         B         $  7.89       12,329

AXA BALANCED STRATEGY..................   0.00%         B         $109.29       51,912

AXA CONSERVATIVE ALLOCATION............   0.00%         A         $ 11.26           83
AXA CONSERVATIVE ALLOCATION............   0.00%         B         $133.84       17,990
AXA CONSERVATIVE ALLOCATION............   0.35%         B         $ 10.95       13,566
AXA CONSERVATIVE ALLOCATION............   0.75%         B         $ 10.76       29,932

AXA CONSERVATIVE GROWTH STRATEGY.......   0.00%         B         $109.24       15,302

AXA CONSERVATIVE-PLUS ALLOCATION.......   0.00%         A         $ 10.39          142
AXA CONSERVATIVE-PLUS ALLOCATION.......   0.00%         B         $133.16       33,720
AXA CONSERVATIVE-PLUS ALLOCATION.......   0.35%         B         $ 10.11       72,252
AXA CONSERVATIVE-PLUS ALLOCATION.......   0.75%         B         $  9.92       49,272

AXA CONSERVATIVE STRATEGY..............   0.00%         B         $108.93        7,900

AXA GROWTH STRATEGY....................   0.00%         B         $109.32       52,742

AXA MODERATE ALLOCATION................   0.00%         A         $  9.86          402
AXA MODERATE ALLOCATION................   0.00%         B         $138.38      191,901
AXA MODERATE ALLOCATION................   0.35%         B         $  9.59      240,852
AXA MODERATE ALLOCATION................   0.75%         B         $  9.42       80,636

AXA MODERATE GROWTH STRATEGY...........   0.00%         B         $109.35      144,372

AXA MODERATE-PLUS ALLOCATION...........   0.00%         A         $  9.11        5,976
AXA MODERATE-PLUS ALLOCATION...........   0.00%         B         $138.68      398,817
AXA MODERATE-PLUS ALLOCATION...........   0.35%         B         $  8.86      311,541
AXA MODERATE-PLUS ALLOCATION...........   0.75%         B         $  8.70       95,099

AXA TACTICAL MANAGER 400...............   0.00%         B         $ 98.14          653

AXA TACTICAL MANAGER 500...............   0.00%         B         $100.10          498

AXA TACTICAL MANAGER 2000..............   0.00%         B         $ 94.60          526

AXA TACTICAL MANAGER INTERNATIONAL.....   0.00%         B         $ 88.18          917

DREYFUS STOCK INDEX FUND, INC..........   0.00%   INITIAL SHARES  $ 16.76      495,818
DREYFUS STOCK INDEX FUND, INC..........   0.35%   INITIAL SHARES  $ 10.68       83,811
DREYFUS STOCK INDEX FUND, INC..........   0.35%   INITIAL SHARES  $ 10.74      870,984
DREYFUS STOCK INDEX FUND, INC..........   0.75%   INITIAL SHARES  $  9.51      271,733

EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..   0.00%         A         $ 15.11        1,202
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH..   0.35%         A         $ 13.66           --

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-21

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                       CONTRACT                               UNITS
                                       CHARGES**   SHARE CLASS* UNIT VALUE OUTSTANDING
FUNDS                                  --------- -------------- ---------- -----------
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.35%         A         $ 13.69       37,001
EQ/ALLIANCEBERNSTEIN SMALL CAP GROWTH.   0.00%         B         $204.44        7,499

EQ/BLACKROCK BASIC VALUE EQUITY.......   0.00%         B         $250.90       12,131
EQ/BLACKROCK BASIC VALUE EQUITY.......   0.35%         B         $ 13.53       52,088

EQ/BOSTON ADVISORS EQUITY INCOME......   0.00%         A         $ 16.90      473,421
EQ/BOSTON ADVISORS EQUITY INCOME......   0.60%         A         $ 10.35       33,556
EQ/BOSTON ADVISORS EQUITY INCOME......   0.00%         B         $119.20        5,638
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 13.48        2,344
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 13.63       27,443
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 13.91      244,285
EQ/BOSTON ADVISORS EQUITY INCOME......   0.35%         B         $ 14.15      106,840
EQ/BOSTON ADVISORS EQUITY INCOME......   0.75%         B         $ 11.87      100,064

EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         A         $  8.16          408
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.35%         A         $  6.94       10,497
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.35%         A         $  7.20      120,545
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.75%         A         $  7.80       17,152
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.00%         B         $ 90.62          527
EQ/CALVERT SOCIALLY RESPONSIBLE.......   0.35%         B         $  9.76       22,012

EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         A         $ 10.03        5,604
EQ/CAPITAL GUARDIAN RESEARCH..........   0.35%         A         $  9.67      116,565
EQ/CAPITAL GUARDIAN RESEARCH..........   0.35%         A         $  9.86       17,613
EQ/CAPITAL GUARDIAN RESEARCH..........   0.35%         A         $ 14.49       51,429
EQ/CAPITAL GUARDIAN RESEARCH..........   0.60%         A         $ 11.06      108,202
EQ/CAPITAL GUARDIAN RESEARCH..........   0.75%         A         $ 11.94       12,141
EQ/CAPITAL GUARDIAN RESEARCH..........   0.00%         B         $142.14        1,588

EQ/COMMON STOCK INDEX.................   0.00%         A         $ 15.24        1,786
EQ/COMMON STOCK INDEX.................   0.00%         B         $ 97.37       44,792

EQ/CORE BOND INDEX....................   0.00%         A         $ 14.85    1,107,788
EQ/CORE BOND INDEX....................   0.35%         A         $ 14.36       54,470
EQ/CORE BOND INDEX....................   0.35%         A         $ 14.58      465,653
EQ/CORE BOND INDEX....................   0.35%         A         $ 14.96       13,624
EQ/CORE BOND INDEX....................   0.35%         A         $ 15.04      402,463
EQ/CORE BOND INDEX....................   0.60%         A         $ 11.13       10,613
EQ/CORE BOND INDEX....................   0.75%         A         $ 11.09      302,269
EQ/CORE BOND INDEX....................   0.00%         B         $132.84       12,609

EQ/EQUITY 500 INDEX...................   0.00%         B         $106.60       42,638

EQ/EQUITY GROWTH PLUS.................   0.00%         B         $155.08       14,734
EQ/EQUITY GROWTH PLUS.................   0.35%         B         $ 10.70      493,663
EQ/EQUITY GROWTH PLUS.................   0.75%         B         $ 10.43      162,656

EQ/GAMCO MERGERS AND ACQUISITIONS.....   0.00%         B         $137.34        5,867

EQ/GAMCO SMALL COMPANY VALUE..........   0.00%         B         $ 42.40       30,463
EQ/GAMCO SMALL COMPANY VALUE..........   0.00%         B         $193.20       26,908
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 24.93       15,712
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 25.92      340,900
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 32.47       43,747
EQ/GAMCO SMALL COMPANY VALUE..........   0.35%         B         $ 34.38      538,616
EQ/GAMCO SMALL COMPANY VALUE..........   0.75%         B         $ 61.70      518,411

EQ/GLOBAL BOND PLUS...................   0.00%         B         $133.23        9,564

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-22

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                       CONTRACT                               UNITS
                                       CHARGES**   SHARE CLASS* UNIT VALUE OUTSTANDING
FUNDS                                  --------- -------------- ---------- -----------
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.35%         A         $ 24.53       5,044
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.35%         A         $ 26.05      28,536
EQ/GLOBAL MULTI-SECTOR EQUITY.........   0.00%         B         $190.16      22,754

EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.00%         A         $ 17.88     497,089
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.35%         A         $ 13.75     150,926
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.35%         A         $ 13.76       7,070
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.35%         A         $ 16.12     160,471
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.35%         A         $ 16.18      14,733
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.75%         A         $ 19.08      80,489
EQ/INTERMEDIATE GOVERNMENT BOND INDEX.   0.00%         B         $121.71       4,730

EQ/INTERNATIONAL CORE PLUS............   0.00%         B         $116.22       7,108

EQ/INTERNATIONAL EQUITY INDEX.........   0.00%         A         $  9.79      55,645
EQ/INTERNATIONAL EQUITY INDEX.........   0.00%         B         $ 99.06      24,094

EQ/INTERNATIONAL VALUE PLUS...........   0.00%         A         $ 13.18     217,301
EQ/INTERNATIONAL VALUE PLUS...........   0.00%         B         $124.75      14,705

EQ/JPMORGAN VALUE OPPORTUNITIES.......   0.00%         A         $  7.81       1,554
EQ/JPMORGAN VALUE OPPORTUNITIES.......   0.00%         B         $153.55       3,122

EQ/LARGE CAP CORE PLUS................   0.00%         B         $101.00       3,242

EQ/LARGE CAP GROWTH INDEX.............   0.00%         B         $ 91.54      11,139

EQ/LARGE CAP GROWTH PLUS..............   0.00%         A         $ 11.61      14,871
EQ/LARGE CAP GROWTH PLUS..............   0.00%         B         $182.73       5,727

EQ/LARGE CAP VALUE INDEX..............   0.35%         A         $ 12.35       9,365
EQ/LARGE CAP VALUE INDEX..............   0.35%         A         $ 13.05     114,448
EQ/LARGE CAP VALUE INDEX..............   0.35%         A         $ 13.12     293,095
EQ/LARGE CAP VALUE INDEX..............   0.35%         A         $ 13.13      11,137
EQ/LARGE CAP VALUE INDEX..............   0.00%         B         $ 63.23      13,702

EQ/LARGE CAP VALUE PLUS...............   0.00%         A         $ 13.57     281,567
EQ/LARGE CAP VALUE PLUS...............   0.35%         A         $  9.31          22
EQ/LARGE CAP VALUE PLUS...............   0.35%         A         $  9.58      86,572
EQ/LARGE CAP VALUE PLUS...............   0.00%         B         $109.62      22,721

EQ/LORD ABBETT LARGE CAP CORE.........   0.00%         B         $120.07       4,488

EQ/MFS INTERNATIONAL GROWTH...........   0.00%         B         $ 13.65       3,809
EQ/MFS INTERNATIONAL GROWTH...........   0.00%         B         $142.49      10,473
EQ/MFS INTERNATIONAL GROWTH...........   0.35%         B         $ 12.18      55,769
EQ/MFS INTERNATIONAL GROWTH...........   0.35%         B         $ 12.96     340,332
EQ/MFS INTERNATIONAL GROWTH...........   0.75%         B         $ 18.99     409,633

EQ/MID CAP INDEX......................   0.35%         A         $ 14.44       4,529
EQ/MID CAP INDEX......................   0.35%         A         $ 15.09     166,957
EQ/MID CAP INDEX......................   0.00%         B         $128.40      15,853

EQ/MID CAP VALUE PLUS.................   0.00%         A         $ 12.57     108,624
EQ/MID CAP VALUE PLUS.................   0.35%         A         $ 12.47     701,501
EQ/MID CAP VALUE PLUS.................   0.00%         B         $179.36       9,964

EQ/MONEY MARKET.......................   0.00%         A         $ 11.43     117,912
EQ/MONEY MARKET.......................   0.35%         A         $ 11.17     403,441
EQ/MONEY MARKET.......................   0.35%         A         $ 11.17     398,279
EQ/MONEY MARKET.......................   0.60%         A         $ 11.00      28,902
EQ/MONEY MARKET.......................   0.75%         A         $ 10.89     157,045
EQ/MONEY MARKET.......................   0.00%         B         $131.49      36,658

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-23

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                           CONTRACT                                UNITS
                                           CHARGES**   SHARE CLASS*  UNIT VALUE OUTSTANDING
FUNDS                                      --------- --------------- ---------- -----------
EQ/MONTAG & CALDWELL GROWTH...............   0.00%          B         $ 10.34      265,099
EQ/MONTAG & CALDWELL GROWTH...............   0.00%          B         $139.87        5,598
EQ/MONTAG & CALDWELL GROWTH...............   0.35%          B         $ 12.02      266,699
EQ/MONTAG & CALDWELL GROWTH...............   0.35%          B         $ 12.35    2,412,444
EQ/MONTAG & CALDWELL GROWTH...............   0.35%          B         $ 12.37       25,487
EQ/MONTAG & CALDWELL GROWTH...............   0.35%          B         $ 12.64      529,038
EQ/MONTAG & CALDWELL GROWTH...............   0.75%          B         $  9.52      273,467

EQ/MORGAN STANLEY MID CAP GROWTH..........   0.00%          A         $ 20.69       50,934
EQ/MORGAN STANLEY MID CAP GROWTH..........   0.35%          A         $ 12.37       14,014
EQ/MORGAN STANLEY MID CAP GROWTH..........   0.35%          A         $ 12.45      368,071
EQ/MORGAN STANLEY MID CAP GROWTH..........   0.35%          A         $ 19.36       97,716
EQ/MORGAN STANLEY MID CAP GROWTH..........   0.35%          A         $ 20.01        9,728
EQ/MORGAN STANLEY MID CAP GROWTH..........   0.00%          B         $168.71       12,071

EQ/PIMCO ULTRA SHORT BOND.................   0.00%          A         $ 13.78      101,846
EQ/PIMCO ULTRA SHORT BOND.................   0.00%          B         $117.01       18,298
EQ/PIMCO ULTRA SHORT BOND.................   0.35%          B         $ 13.34        9,825
EQ/PIMCO ULTRA SHORT BOND.................   0.35%          B         $ 13.37       57,728
EQ/PIMCO ULTRA SHORT BOND.................   0.35%          B         $ 13.38        2,576
EQ/PIMCO ULTRA SHORT BOND.................   0.35%          B         $ 13.46      123,744

EQ/QUALITY BOND PLUS......................   0.00%          A         $ 10.93        7,203
EQ/QUALITY BOND PLUS......................   0.00%          B         $163.40        7,001
EQ/QUALITY BOND PLUS......................   0.35%          B         $ 17.84       18,260
EQ/QUALITY BOND PLUS......................   0.35%          B         $ 17.93      186,660
EQ/QUALITY BOND PLUS......................   0.75%          B         $ 24.55      166,775

EQ/SMALL COMPANY INDEX....................   0.00%          A         $  9.51      476,666
EQ/SMALL COMPANY INDEX....................   0.35%          A         $ 17.37       53,471
EQ/SMALL COMPANY INDEX....................   0.00%          B         $171.66        8,989

EQ/T. ROWE PRICE GROWTH STOCK.............   0.00%          B         $ 13.07      178,301
EQ/T. ROWE PRICE GROWTH STOCK.............   0.00%          B         $112.33        8,532
EQ/T. ROWE PRICE GROWTH STOCK.............   0.35%          B         $ 10.52       94,992
EQ/T. ROWE PRICE GROWTH STOCK.............   0.35%          B         $ 10.62      855,831
EQ/T. ROWE PRICE GROWTH STOCK.............   0.75%          B         $ 21.80      984,689

EQ/UBS GROWTH & INCOME....................   0.00%          B         $120.36        3,150
EQ/UBS GROWTH & INCOME....................   0.35%          B         $ 11.65        4,443
EQ/UBS GROWTH & INCOME....................   0.35%          B         $ 11.87       96,544
EQ/UBS GROWTH & INCOME....................   0.35%          B         $ 12.06      719,652
EQ/UBS GROWTH & INCOME....................   0.35%          B         $ 12.33      155,766
EQ/UBS GROWTH & INCOME....................   0.75%          B         $  9.40      164,451

EQ/VAN KAMPEN COMSTOCK....................   0.00%          B         $108.72        6,049

EQ/WELLS FARGO OMEGA GROWTH...............   0.00%          B         $121.20       13,446

FIDELITY(R) VIP ASSET MANAGER PORTFOLIO...   0.00%    INITIAL CLASS   $ 14.08          523

FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...   0.00%    INITIAL CLASS   $ 16.01      312,037
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...   0.35%    SERVICE CLASS   $ 15.16       61,313
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...   0.35%    SERVICE CLASS   $ 16.30      736,835
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...   0.75%    SERVICE CLASS   $ 13.89      377,725
FIDELITY(R) VIP CONTRAFUND(R) PORTFOLIO...   0.00%   SERVICE CLASS 2  $103.79        3,387

FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.   0.00%    INITIAL CLASS   $ 11.38       42,947
FIDELITY(R) VIP GROWTH & INCOME PORTFOLIO.   0.00%   SERVICE CLASS 2  $106.03          829

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-24

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                    CONTRACT                                     UNITS
                                                    CHARGES**      SHARE CLASS*    UNIT VALUE OUTSTANDING
FUNDS                                               --------- -------------------- ---------- -----------
FIDELITY(R) VIP MID CAP PORTFOLIO..................   0.00%     SERVICE CLASS 2     $101.04       2,122

FRANKLIN INCOME SECURITIES FUND....................   0.00%         CLASS 2         $ 11.00      47,716
FRANKLIN INCOME SECURITIES FUND....................   0.35%         CLASS 2         $ 10.84       6,858
FRANKLIN INCOME SECURITIES FUND....................   0.35%         CLASS 2         $ 17.09     351,229

FRANKLIN RISING DIVIDENDS SECURITIES FUND..........   0.00%         CLASS 2         $114.98       3,213
FRANKLIN RISING DIVIDENDS SECURITIES FUND..........   0.35%         CLASS 2         $ 15.79      40,722

FRANKLIN SMALL CAP VALUE SECURITIES FUND...........   0.00%         CLASS 2         $102.79         501

FRANKLIN STRATEGIC INCOME SECURITIES FUND..........   0.00%         CLASS 2         $107.95       2,966

GOLDMAN SACHS VIT MID CAP VALUE FUND...............   0.00%      SERVICE SHARES     $101.32       1,321

INVESCO V.I. DIVIDEND GROWTH FUND..................   0.00%         SERIES I        $  6.51          60
INVESCO V.I. DIVIDEND GROWTH FUND..................   0.35%         SERIES I        $  6.38      27,385
INVESCO V.I. DIVIDEND GROWTH FUND..................   0.35%         SERIES I        $  6.58         306

INVESCO V.I. GLOBAL HEALTH CARE FUND...............   0.00%         SERIES I        $ 14.86       7,672
INVESCO V.I. GLOBAL HEALTH CARE FUND...............   0.35%         SERIES I        $ 13.74      41,037
INVESCO V.I. GLOBAL HEALTH CARE FUND...............   0.35%         SERIES I        $ 13.92         134

INVESCO V.I. GLOBAL REAL ESTATE FUND...............   0.00%        SERIES II        $104.03       2,660

INVESCO V.I. INTERNATIONAL GROWTH FUND.............   0.00%        SERIES II        $102.69       2,093

INVESCO V.I. MID CAP CORE EQUITY FUND..............   0.00%        SERIES II        $ 98.30         549

INVESCO V.I. SMALL CAP EQUITY FUND.................   0.00%        SERIES II        $108.41         567

INVESCO V.I. TECHNOLOGY FUND.......................   0.00%         SERIES I        $ 14.01       2,996
INVESCO V.I. TECHNOLOGY FUND.......................   0.35%         SERIES I        $ 10.53      18,080
INVESCO V.I. TECHNOLOGY FUND.......................   0.35%         SERIES I        $ 12.17         947

INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND...   0.00%         SERIES I        $ 10.87         934
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND...   0.35%         SERIES I        $ 11.30      37,010
INVESCO VAN KAMPEN V.I. GLOBAL VALUE EQUITY FUND...   0.35%         SERIES I        $ 12.89       1,273

IVY FUNDS VIP ENERGY...............................   0.00%      COMMON SHARES      $104.08       3,483

IVY FUNDS VIP MID CAP GROWTH.......................   0.00%      COMMON SHARES      $115.13       2,947

IVY FUNDS VIP SMALL CAP GROWTH.....................   0.00%      COMMON SHARES      $101.49       1,026

JANUS ASPEN SERIES BALANCED PORTFOLIO..............   0.35%   INSTITUTIONAL SHARES  $ 16.66      55,264
JANUS ASPEN SERIES BALANCED PORTFOLIO..............   0.35%   INSTITUTIONAL SHARES  $ 16.97     354,583
JANUS ASPEN SERIES BALANCED PORTFOLIO..............   0.75%   INSTITUTIONAL SHARES  $ 16.10      64,326

JANUS ASPEN SERIES ENTERPRISE PORTFOLIO............   0.00%   INSTITUTIONAL SHARES  $  8.62     193,587
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO............   0.35%   INSTITUTIONAL SHARES  $  8.47      76,069
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO............   0.35%   INSTITUTIONAL SHARES  $ 10.22     848,094
JANUS ASPEN SERIES ENTERPRISE PORTFOLIO............   0.75%   INSTITUTIONAL SHARES  $ 13.49      98,848

JANUS ASPEN SERIES FORTY PORTFOLIO.................   0.00%   INSTITUTIONAL SHARES  $ 10.52     451,334
JANUS ASPEN SERIES FORTY PORTFOLIO.................   0.35%   INSTITUTIONAL SHARES  $ 12.68      51,989
JANUS ASPEN SERIES FORTY PORTFOLIO.................   0.35%   INSTITUTIONAL SHARES  $ 13.39     365,688
JANUS ASPEN SERIES FORTY PORTFOLIO.................   0.75%   INSTITUTIONAL SHARES  $  9.73     295,445
JANUS ASPEN SERIES FORTY PORTFOLIO.................   0.35%      SERVICE SHARES     $ 16.43     110,930
JANUS ASPEN SERIES FORTY PORTFOLIO.................   0.35%      SERVICE SHARES     $ 16.56      10,618

JANUS ASPEN SERIES OVERSEAS PORTFOLIO..............   0.00%   INSTITUTIONAL SHARES  $ 17.09     121,669
JANUS ASPEN SERIES OVERSEAS PORTFOLIO..............   0.35%      SERVICE SHARES     $ 22.15       8,388
JANUS ASPEN SERIES OVERSEAS PORTFOLIO..............   0.35%      SERVICE SHARES     $ 22.21     160,084

JANUS ASPEN SERIES PERKINS MID CAP VALUE PORTFOLIO.   0.00%      SERVICE SHARES     $ 17.17      73,848

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-25

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2011

                                                       CONTRACT                                     UNITS
                                                       CHARGES**      SHARE CLASS*    UNIT VALUE OUTSTANDING
FUNDS                                                  --------- -------------------- ---------- -----------
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.00%   INSTITUTIONAL SHARES  $  7.62      46,406
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.35%   INSTITUTIONAL SHARES  $  7.32      53,347
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.35%   INSTITUTIONAL SHARES  $  8.32     715,645
JANUS ASPEN SERIES WORLDWIDE PORTFOLIO................   0.75%   INSTITUTIONAL SHARES  $  5.80     392,270

LAZARD RETIREMENT EMERGING MARKETS EQUITY PORTFOLIO...   0.00%      SERVICE SHARES     $ 93.47       9,789

MFS(R) INTERNATIONAL VALUE PORTFOLIO..................   0.00%      SERVICE CLASS      $104.96       3,758

MFS(R) INVESTORS GROWTH STOCK SERIES..................   0.00%      SERVICE CLASS      $106.19         190

MFS(R) INVESTORS TRUST SERIES.........................   0.00%      SERVICE CLASS      $100.25         159

MFS(R) UTILITIES SERIES...............................   0.00%      INITIAL CLASS      $ 31.97       5,338
MFS(R) UTILITIES SERIES...............................   0.35%      INITIAL CLASS      $ 28.33       3,106
MFS(R) UTILITIES SERIES...............................   0.35%      INITIAL CLASS      $ 29.56      40,575

MULTIMANAGER AGGRESSIVE EQUITY........................   0.00%            B            $ 81.90      17,657

MULTIMANAGER CORE BOND................................   0.00%            A            $ 12.92     575,110
MULTIMANAGER CORE BOND................................   0.00%            B            $163.14       9,086

MULTIMANAGER INTERNATIONAL EQUITY.....................   0.00%            B            $158.89       6,845

MULTIMANAGER LARGE CAP CORE EQUITY....................   0.00%            B            $142.67       1,714

MULTIMANAGER LARGE CAP VALUE..........................   0.00%            A            $  7.82     473,007
MULTIMANAGER LARGE CAP VALUE..........................   0.00%            B            $158.87       6,999

MULTIMANAGER MID CAP GROWTH...........................   0.00%            B            $189.57       2,389

MULTIMANAGER MID CAP VALUE............................   0.00%            B            $149.25       6,434

MULTIMANAGER MULTI-SECTOR BOND........................   0.35%            A            $ 13.81       1,163
MULTIMANAGER MULTI-SECTOR BOND........................   0.35%            A            $ 14.40      82,161
MULTIMANAGER MULTI-SECTOR BOND........................   0.00%            B            $129.77      10,140

MULTIMANAGER SMALL CAP GROWTH.........................   0.00%            B            $ 11.48      60,585
MULTIMANAGER SMALL CAP GROWTH.........................   0.00%            B            $118.32       5,587
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%            B            $ 11.01       1,574
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%            B            $ 11.06     204,503
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%            B            $ 15.90      40,722
MULTIMANAGER SMALL CAP GROWTH.........................   0.35%            B            $ 16.34     340,039
MULTIMANAGER SMALL CAP GROWTH.........................   0.75%            B            $ 10.19      60,693

MULTIMANAGER SMALL CAP VALUE..........................   0.00%            B            $184.48       2,501

MULTIMANAGER TECHNOLOGY...............................   0.00%            B            $204.36       6,417

MUTUAL SHARES SECURITIES FUND.........................   0.00%         CLASS 2         $101.93       1,140

OPPENHEIMER GLOBAL SECURITIES FUND/VA.................   0.35%      SERVICE CLASS      $ 18.35      96,846

PIMCO VARIABLE INSURANCE TRUST COMMODITYREALRETURN(R)
 STRATEGY PORTFOLIO...................................   0.00%      ADVISOR CLASS      $114.84       2,483

PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%   ADMINISTRATIVE CLASS  $ 20.03       9,192
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%   ADMINISTRATIVE CLASS  $ 21.13      62,501
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%   ADMINISTRATIVE CLASS  $ 21.91      98,749
PIMCO VARIABLE INSURANCE TRUST GLOBAL BOND PORTFOLIO
 (UNHEDGED)...........................................   0.35%   ADMINISTRATIVE CLASS  $ 21.99       1,323

PIMCO VARIABLE INSURANCE TRUST REAL RETURN PORTFOLIO..   0.00%      ADVISOR CLASS      $117.29       5,482

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-26

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2011

                                                       CONTRACT                               UNITS
                                                       CHARGES**   SHARE CLASS* UNIT VALUE OUTSTANDING
FUNDS                                                  --------- -------------- ---------- -----------
PIMCO VARIABLE INSURANCE TRUST TOTAL RETURN PORTFOLIO.   0.00%   ADVISOR CLASS   $108.31      14,817

T. ROWE PRICE EQUITY INCOME PORTFOLIO - II............   0.00%      CLASS II     $101.56       1,283

TEMPLETON DEVELOPING MARKETS SECURITIES FUND..........   0.00%      CLASS 2      $ 95.62     153,438

TEMPLETON GLOBAL BOND SECURITIES FUND.................   0.00%      CLASS 2      $104.25     146,295

TEMPLETON GROWTH SECURITIES FUND......................   0.00%      CLASS 2      $ 97.10         257

UIF EMERGING MARKETS DEBT PORTFOLIO...................   0.00%      CLASS I      $ 25.01       6,511

VAN ECK VIP EMERGING MARKETS FUND.....................   0.00%   INITIAL CLASS   $ 17.91      84,967

VAN ECK VIP GLOBAL BOND FUND..........................   0.00%   INITIAL CLASS   $ 22.19       9,901

VAN ECK VIP GLOBAL HARD ASSETS FUND...................   0.00%   CLASS S SHARES  $ 97.60       4,240
VAN ECK VIP GLOBAL HARD ASSETS FUND...................   0.00%   INITIAL CLASS   $ 43.84       7,944

-----------
The accompanying notes are an integral part of these financial statements.
* Share class reflects the shares of the mutual fund portfolio that the Variable Investment Options invest in, as further described in Note 4 of these financial statements.
**Contract charges reflect the annual mortality and risk expenses related to the Variable Investment Options.

                                    FSA-27

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                   AMERICAN
                                                                    ALL ASSET   CENTURY VP MID AXA AGGRESSIVE AXA BALANCED
                                                                   ALLOCATION*  CAP VALUE FUND  ALLOCATION*    STRATEGY*
                                                                   -----------  -------------- -------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $   925,965     $ 1,189      $   242,046    $  63,465
  Expenses:
   Less: Asset-based charges......................................     440,002          --            2,740           --
                                                                   -----------     -------      -----------    ---------

NET INVESTMENT INCOME (LOSS)......................................     485,963       1,189          239,306       63,465
                                                                   -----------     -------      -----------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  (1,248,213)        621         (433,977)      26,140
   Realized gain distribution from The Trusts.....................   1,560,383       1,431          456,194       68,228
                                                                   -----------     -------      -----------    ---------
  Net realized gain (loss)........................................     312,170       2,052           22,217       94,368
                                                                   -----------     -------      -----------    ---------

  Change in unrealized appreciation (depreciation) of investments.  (3,430,747)     (5,325)      (1,683,342)    (276,369)
                                                                   -----------     -------      -----------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  (3,118,577)     (3,273)      (1,661,125)    (182,001)
                                                                   -----------     -------      -----------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $(2,632,614)    $(2,084)     $(1,421,819)   $(118,536)
                                                                   ===========     =======      ===========    =========

                                                                   AXA CONSERVATIVE AXA CONSERVATIVE
                                                                     ALLOCATION*    GROWTH STRATEGY*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 48,314         $ 20,000
  Expenses:
   Less: Asset-based charges......................................        3,202               --
                                                                       --------         --------

NET INVESTMENT INCOME (LOSS)......................................       45,112           20,000
                                                                       --------         --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (1,184)          21,866
   Realized gain distribution from The Trusts.....................       55,168           19,718
                                                                       --------         --------
  Net realized gain (loss)........................................       53,984           41,584
                                                                       --------         --------

  Change in unrealized appreciation (depreciation) of investments.      (51,874)         (92,029)
                                                                       --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        2,110          (50,445)
                                                                       --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $ 47,222         $(30,445)
                                                                       ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-28

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   AXA CONSERVATIVE-PLUS AXA CONSERVATIVE AXA GROWTH AXA MODERATE
                                                                        ALLOCATION*         STRATEGY*     STRATEGY*  ALLOCATION*
                                                                   --------------------- ---------------- ---------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................       $  89,001           $ 11,587     $  67,574  $   466,037
  Expenses:
   Less: Asset-based charges......................................           5,776                 --            --       14,016
                                                                         ---------           --------     ---------  -----------

NET INVESTMENT INCOME (LOSS)......................................          83,225             11,587        67,574      452,021
                                                                         ---------           --------     ---------  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         (38,247)              (344)       60,709     (189,363)
   Realized gain distribution from The Trusts.....................         130,386              9,722        77,192      726,400
                                                                         ---------           --------     ---------  -----------
  Net realized gain (loss)........................................          92,139              9,378       137,901      537,037
                                                                         ---------           --------     ---------  -----------

  Change in unrealized appreciation (depreciation) of investments.        (222,578)           (15,944)     (468,758)  (1,740,205)
                                                                         ---------           --------     ---------  -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (130,439)            (6,566)     (330,857)  (1,203,168)
                                                                         ---------           --------     ---------  -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...       $ (47,214)          $  5,021     $(263,283) $  (751,147)
                                                                         =========           ========     =========  ===========

                                                                     AXA MODERATE    AXA MODERATE-
                                                                   GROWTH STRATEGY* PLUS ALLOCATION*
                                                                   ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 165,567       $   882,267
  Expenses:
   Less: Asset-based charges......................................           --            16,254
                                                                      ---------       -----------

NET INVESTMENT INCOME (LOSS)......................................      165,567           866,013
                                                                      ---------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       48,050          (371,861)
   Realized gain distribution from The Trusts.....................      188,843         1,568,208
                                                                      ---------       -----------
  Net realized gain (loss)........................................      236,893         1,196,347
                                                                      ---------       -----------

  Change in unrealized appreciation (depreciation) of investments.     (907,713)       (5,119,777)
                                                                      ---------       -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (670,820)       (3,923,430)
                                                                      ---------       -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(505,253)      $(3,057,417)
                                                                      =========       ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-29

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                            AXA TACTICAL
                                                                   AXA TACTICAL AXA TACTICAL AXA TACTICAL     MANAGER
                                                                   MANAGER 400* MANAGER 500* MANAGER 2000* INTERNATIONAL*
                                                                   ------------ ------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    23      $   210       $    11       $  1,151
  Expenses:
   Less: Asset-based charges......................................        --           --            --             --
                                                                     -------      -------       -------       --------

NET INVESTMENT INCOME (LOSS)......................................        23          210            11          1,151
                                                                     -------      -------       -------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     1,383        1,715         1,652            502
   Realized gain distribution from The Trusts.....................     1,377          513           866            481
                                                                     -------      -------       -------       --------
  Net realized gain (loss)........................................     2,760        2,228         2,518            983
                                                                     -------      -------       -------       --------

  Change in unrealized appreciation (depreciation) of investments.    (8,275)      (4,064)       (6,378)       (14,989)
                                                                     -------      -------       -------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (5,515)      (1,836)       (3,860)       (14,006)
                                                                     -------      -------       -------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(5,492)     $(1,626)      $(3,849)      $(12,855)
                                                                     =======      =======       =======       ========

                                                                    DREYFUS STOCK   EQ/ALLIANCEBERNSTEIN
                                                                   INDEX FUND, INC.  SMALL CAP GROWTH*
                                                                   ---------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 408,755          $      --
  Expenses:
   Less: Asset-based charges......................................       57,719              2,047
                                                                      ---------          ---------

NET INVESTMENT INCOME (LOSS)......................................      351,036             (2,047)
                                                                      ---------          ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (951,318)            15,209
   Realized gain distribution from The Trusts.....................      151,101             88,185
                                                                      ---------          ---------
  Net realized gain (loss)........................................     (800,217)           103,394
                                                                      ---------          ---------

  Change in unrealized appreciation (depreciation) of investments.      790,107           (124,678)
                                                                      ---------          ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (10,110)           (21,284)
                                                                      ---------          ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 340,926          $ (23,331)
                                                                      =========          =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-30

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT  EQ/CAPITAL
                                                                   BASIC VALUE  ADVISORS EQUITY   SOCIALLY    GUARDIAN
                                                                     EQUITY*        INCOME*     RESPONSIBLE* RESEARCH*
                                                                   ------------ --------------- ------------ ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  47,260      $ 318,649      $  7,768    $ 37,142
  Expenses:
   Less: Asset-based charges......................................      2,717         31,669         5,212      16,916
                                                                    ---------      ---------      --------    --------

NET INVESTMENT INCOME (LOSS)......................................     44,543        286,980         2,556      20,226
                                                                    ---------      ---------      --------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (57,602)      (697,478)      (56,213)    (60,901)
   Realized gain distribution from The Trusts.....................         --             --            --          --
                                                                    ---------      ---------      --------    --------
  Net realized gain (loss)........................................    (57,602)      (697,478)      (56,213)    (60,901)
                                                                    ---------      ---------      --------    --------

  Change in unrealized appreciation (depreciation) of investments.   (111,901)       354,385        55,081     184,753
                                                                    ---------      ---------      --------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (169,503)      (343,093)       (1,132)    123,852
                                                                    ---------      ---------      --------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(124,960)     $ (56,113)     $  1,424    $144,078
                                                                    =========      =========      ========    ========

                                                                    EQ/COMMON   EQ/CORE BOND EQ/EQUITY 500
                                                                   STOCK INDEX*    INDEX*       INDEX*
                                                                   ------------ ------------ -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 57,095    $  752,101    $ 68,065
  Expenses:
   Less: Asset-based charges......................................         --        74,211          --
                                                                     --------    ----------    --------

NET INVESTMENT INCOME (LOSS)......................................     57,095       677,890      68,065
                                                                     --------    ----------    --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................    (57,279)      (71,135)    (17,143)
   Realized gain distribution from The Trusts.....................         --            --          --
                                                                     --------    ----------    --------
  Net realized gain (loss)........................................    (57,279)      (71,135)    (17,143)
                                                                     --------    ----------    --------

  Change in unrealized appreciation (depreciation) of investments.      6,115     1,091,790      13,192
                                                                     --------    ----------    --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (51,164)    1,020,655      (3,951)
                                                                     --------    ----------    --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $  5,931    $1,698,545    $ 64,114
                                                                     ========    ==========    ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-31

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                  EQ/GAMCO
                                                                    EQ/EQUITY    MERGERS AND  EQ/GAMCO SMALL EQ/GLOBAL
                                                                   GROWTH PLUS* ACQUISITIONS* COMPANY VALUE* BOND PLUS*
                                                                   ------------ ------------- -------------- ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  26,987     $  1,470     $    51,891    $41,510
  Expenses:
   Less: Asset-based charges......................................     34,536           --         372,336         --
                                                                    ---------     --------     -----------    -------

NET INVESTMENT INCOME (LOSS)......................................     (7,549)       1,470        (320,445)    41,510
                                                                    ---------     --------     -----------    -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (198,615)      (1,017)      3,773,412     (7,758)
   Realized gain distribution from The Trusts.....................         --       28,997         748,636      4,284
                                                                    ---------     --------     -----------    -------
  Net realized gain (loss)........................................   (198,615)      27,980       4,522,048     (3,474)
                                                                    ---------     --------     -----------    -------

  Change in unrealized appreciation (depreciation) of investments.   (436,254)     (21,501)     (7,072,598)    12,158
                                                                    ---------     --------     -----------    -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (634,869)       6,479      (2,550,550)     8,684
                                                                    ---------     --------     -----------    -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(642,418)    $  7,949     $(2,870,995)   $50,194
                                                                    =========     ========     ===========    =======

                                                                   EQ/GLOBAL MULTI-
                                                                    SECTOR EQUITY*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 105,501
  Expenses:
   Less: Asset-based charges......................................        3,488
                                                                      ---------

NET INVESTMENT INCOME (LOSS)......................................      102,013
                                                                      ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (309,359)
   Realized gain distribution from The Trusts.....................           --
                                                                      ---------
  Net realized gain (loss)........................................     (309,359)
                                                                      ---------

  Change in unrealized appreciation (depreciation) of investments.     (509,798)
                                                                      ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (819,157)
                                                                      ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(717,144)
                                                                      =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-32

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/INTERMEDIATE
                                                                     GOVERNMENT    EQ/INTERNATIONAL EQ/INTERNATIONAL
                                                                     BOND INDEX*      CORE PLUS*     EQUITY INDEX*
                                                                   --------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $102,260        $  25,386        $  95,083
  Expenses:
   Less: Asset-based charges......................................      29,896               --               --
                                                                      --------        ---------        ---------

NET INVESTMENT INCOME (LOSS)......................................      72,364           25,386           95,083
                                                                      --------        ---------        ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      45,788            3,062         (147,267)
   Realized gain distribution from The Trusts.....................          --               --               --
                                                                      --------        ---------        ---------
  Net realized gain (loss)........................................      45,788            3,062         (147,267)
                                                                      --------        ---------        ---------

  Change in unrealized appreciation (depreciation) of investments.     728,848         (179,607)        (341,403)
                                                                      --------        ---------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     774,636         (176,545)        (488,670)
                                                                      --------        ---------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $847,000        $(151,159)       $(393,587)
                                                                      ========        =========        =========

                                                                                     EQ/JPMORGAN
                                                                   EQ/INTERNATIONAL     VALUE
                                                                     VALUE PLUS*    OPPORTUNITIES*
                                                                   ---------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $   115,321       $  5,513
  Expenses:
   Less: Asset-based charges......................................            --             --
                                                                     -----------       --------

NET INVESTMENT INCOME (LOSS)......................................       115,321          5,513
                                                                     -----------       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (122,952)            67
   Realized gain distribution from The Trusts.....................            --             --
                                                                     -----------       --------
  Net realized gain (loss)........................................      (122,952)            67
                                                                     -----------       --------

  Change in unrealized appreciation (depreciation) of investments.      (883,159)       (27,829)
                                                                     -----------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,006,111)       (27,762)
                                                                     -----------       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $  (890,790)      $(22,249)
                                                                     ===========       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-33

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/LARGE CAP EQ/LARGE CAP  EQ/LARGE CAP EQ/LARGE CAP
                                                                    CORE PLUS*  GROWTH INDEX* GROWTH PLUS* VALUE INDEX*
                                                                   ------------ ------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  3,550      $ 9,163      $ 5,563     $ 106,331
  Expenses:
   Less: Asset-based charges......................................         --           --           --        11,995
                                                                     --------      -------      -------     ---------

NET INVESTMENT INCOME (LOSS)......................................      3,550        9,163        5,563        94,336
                                                                     --------      -------      -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      5,362        2,256       (3,155)     (244,865)
   Realized gain distribution from The Trusts.....................     10,300           --           --            --
                                                                     --------      -------      -------     ---------
  Net realized gain (loss)........................................     15,662        2,256       (3,155)     (244,865)
                                                                     --------      -------      -------     ---------

  Change in unrealized appreciation (depreciation) of investments.    (32,644)       5,787        9,073       318,174
                                                                     --------      -------      -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (16,982)       8,043        5,918        73,309
                                                                     --------      -------      -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(13,432)     $17,206      $11,481     $ 167,645
                                                                     ========      =======      =======     =========

                                                                   EQ/LARGE CAP EQ/LORD ABBETT
                                                                   VALUE PLUS*  LARGE CAP CORE*
                                                                   ------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................  $  98,729      $  3,991
  Expenses:
   Less: Asset-based charges......................................      3,141            --
                                                                    ---------      --------

NET INVESTMENT INCOME (LOSS)......................................     95,588         3,991
                                                                    ---------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................   (380,811)        9,590
   Realized gain distribution from The Trusts.....................         --            --
                                                                    ---------      --------
  Net realized gain (loss)........................................   (380,811)        9,590
                                                                    ---------      --------

  Change in unrealized appreciation (depreciation) of investments.    (84,299)      (55,468)
                                                                    ---------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............   (465,110)      (45,878)
                                                                    ---------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...  $(369,522)     $(41,887)
                                                                    =========      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-34

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                   EQ/MFS INTERNATIONAL                   EQ/MID CAP   EQ/MONEY
                                                                         GROWTH*        EQ/MID CAP INDEX* VALUE PLUS*  MARKET*
                                                                   -------------------- ----------------- -----------  --------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   102,967          $  36,994     $   139,938  $  1,929
  Expenses:
   Less: Asset-based charges......................................          86,586              9,477          34,637    50,168
                                                                       -----------          ---------     -----------  --------

NET INVESTMENT INCOME (LOSS)......................................          16,381             27,517         105,301   (48,239)
                                                                       -----------          ---------     -----------  --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................         168,217           (173,491)       (906,727)    2,139
   Realized gain distribution from The Trusts.....................         423,629                 --              --        --
                                                                       -----------          ---------     -----------  --------
  Net realized gain (loss)........................................         591,846           (173,491)       (906,727)    2,139
                                                                       -----------          ---------     -----------  --------

  Change in unrealized appreciation (depreciation) of investments.      (2,464,312)            30,142        (458,637)   (4,150)
                                                                       -----------          ---------     -----------  --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (1,872,466)          (143,349)     (1,365,364)   (2,011)
                                                                       -----------          ---------     -----------  --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(1,856,085)         $(115,832)    $(1,260,063) $(50,250)
                                                                       ===========          =========     ===========  ========

                                                                   EQ/MONTAG &
                                                                    CALDWELL   EQ/MORGAN STANLEY
                                                                     GROWTH*    MID CAP GROWTH*
                                                                   ----------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts...................................... $  239,207     $    27,502
  Expenses:
   Less: Asset-based charges......................................    165,944          27,779
                                                                   ----------     -----------

NET INVESTMENT INCOME (LOSS)......................................     73,263            (277)
                                                                   ----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................  1,969,811         305,232
   Realized gain distribution from The Trusts.....................         --         766,670
                                                                   ----------     -----------
  Net realized gain (loss)........................................  1,969,811       1,071,902
                                                                   ----------     -----------

  Change in unrealized appreciation (depreciation) of investments.   (855,950)     (1,880,224)
                                                                   ----------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............  1,113,861        (808,322)
                                                                   ----------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS... $1,187,124     $  (808,599)
                                                                   ==========     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-35

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   EQ/PIMCO ULTRA EQ/QUALITY    EQ/SMALL    EQ/T. ROWE PRICE
                                                                    SHORT BOND*   BOND PLUS* COMPANY INDEX*  GROWTH STOCK*
                                                                   -------------- ---------- -------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 35,429    $ 218,761    $  62,802       $      --
  Expenses:
   Less: Asset-based charges......................................       9,316       45,443        3,329         211,700
                                                                      --------    ---------    ---------       ---------

NET INVESTMENT INCOME (LOSS)......................................      26,113      173,318       59,473        (211,700)
                                                                      --------    ---------    ---------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (50,428)    (136,571)     (68,385)        160,983
   Realized gain distribution from The Trusts.....................          --           --      635,782              --
                                                                      --------    ---------    ---------       ---------
  Net realized gain (loss)........................................     (50,428)    (136,571)     567,397         160,983
                                                                      --------    ---------    ---------       ---------

  Change in unrealized appreciation (depreciation) of investments.       6,362       30,386     (900,834)       (836,722)
                                                                      --------    ---------    ---------       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (44,066)    (106,185)    (333,437)       (675,739)
                                                                      --------    ---------    ---------       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(17,953)   $  67,133    $(273,964)      $(887,439)
                                                                      ========    =========    =========       =========

                                                                   EQ/UBS GROWTH
                                                                     & INCOME*
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $ 110,812
  Expenses:
   Less: Asset-based charges......................................      56,918
                                                                     ---------

NET INVESTMENT INCOME (LOSS)......................................      53,894
                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (15,995)
   Realized gain distribution from The Trusts.....................          --
                                                                     ---------
  Net realized gain (loss)........................................     (15,995)
                                                                     ---------

  Change in unrealized appreciation (depreciation) of investments.    (485,028)
                                                                     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (501,023)
                                                                     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(447,129)
                                                                     =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-36

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                FIDELITY(R) VIP FIDELITY(R) VIP
                                                                   EQ/VAN KAMPEN EQ/WELLS FARGO  ASSET MANAGER   CONTRAFUND(R)
                                                                     COMSTOCK*   OMEGA GROWTH*     PORTFOLIO       PORTFOLIO
                                                                   ------------- -------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  9,345      $      --         $ 154         $ 234,694
  Expenses:
   Less: Asset-based charges......................................         --             --            --            92,078
                                                                     --------      ---------         -----         ---------

NET INVESTMENT INCOME (LOSS)......................................      9,345             --           154           142,616
                                                                     --------      ---------         -----         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (5,524)        16,301            24          (978,767)
   Realized gain distribution from The Trusts.....................         --         25,845            34                --
                                                                     --------      ---------         -----         ---------
  Net realized gain (loss)........................................     (5,524)        42,146            58          (978,767)
                                                                     --------      ---------         -----         ---------

  Change in unrealized appreciation (depreciation) of investments.    (16,760)      (147,068)         (417)          116,096
                                                                     --------      ---------         -----         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (22,284)      (104,922)         (359)         (862,671)
                                                                     --------      ---------         -----         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(12,939)     $(104,922)        $(205)        $(720,055)
                                                                     ========      =========         =====         =========

                                                                   FIDELITY(R) VIP
                                                                   GROWTH & INCOME
                                                                      PORTFOLIO
                                                                   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $10,284
  Expenses:
   Less: Asset-based charges......................................          --
                                                                       -------

NET INVESTMENT INCOME (LOSS)......................................      10,284
                                                                       -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (8,008)
   Realized gain distribution from The Trusts.....................          --
                                                                       -------
  Net realized gain (loss)........................................      (8,008)
                                                                       -------

  Change in unrealized appreciation (depreciation) of investments.       9,775
                                                                       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       1,767
                                                                       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $12,051
                                                                       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-37

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   FIDELITY(R) VIP                 FRANKLIN RISING
                                                                       MID CAP     FRANKLIN INCOME    DIVIDENDS
                                                                      PORTFOLIO    SECURITIES FUND SECURITIES FUND
                                                                   --------------- --------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $     50        $ 416,244        $12,502
  Expenses:
   Less: Asset-based charges......................................          --           23,241          2,181
                                                                      --------        ---------        -------

NET INVESTMENT INCOME (LOSS)......................................          50          393,003         10,321
                                                                      --------        ---------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       2,338         (201,143)        (6,719)
   Realized gain distribution from The Trusts.....................         395               --             --
                                                                      --------        ---------        -------
  Net realized gain (loss)........................................       2,733         (201,143)        (6,719)
                                                                      --------        ---------        -------

  Change in unrealized appreciation (depreciation) of investments.     (25,572)         (41,044)        49,585
                                                                      --------        ---------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (22,839)        (242,187)        42,866
                                                                      --------        ---------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(22,789)       $ 150,816        $53,187
                                                                      ========        =========        =======

                                                                   FRANKLIN SMALL      FRANKLIN
                                                                      CAP VALUE    STRATEGIC INCOME
                                                                   SECURITIES FUND SECURITIES FUND
                                                                   --------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   210         $10,534
  Expenses:
   Less: Asset-based charges......................................          --              --
                                                                       -------         -------

NET INVESTMENT INCOME (LOSS)......................................         210          10,534
                                                                       -------         -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       1,073             917
   Realized gain distribution from The Trusts.....................          --              --
                                                                       -------         -------
  Net realized gain (loss)........................................       1,073             917
                                                                       -------         -------

  Change in unrealized appreciation (depreciation) of investments.      (1,802)         (9,794)
                                                                       -------         -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............        (729)         (8,877)
                                                                       -------         -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $  (519)        $ 1,657
                                                                       =======         =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-38

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   GOLDMAN SACHS  INVESCO V.I.   INVESCO V.I.  INVESCO V.I.
                                                                    VIT MID CAP     DIVIDEND     GLOBAL HEALTH GLOBAL REAL
                                                                    VALUE FUND   GROWTH FUND (1)   CARE FUND   ESTATE FUND
                                                                   ------------- --------------- ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    779        $    --        $    --      $  9,266
  Expenses:
   Less: Asset-based charges......................................         --            411          1,989            --
                                                                     --------        -------        -------      --------

NET INVESTMENT INCOME (LOSS)......................................        779           (411)        (1,989)        9,266
                                                                     --------        -------        -------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      3,334         (2,993)        (2,767)        1,320
   Realized gain distribution from The Trusts.....................         --             --             --            --
                                                                     --------        -------        -------      --------
  Net realized gain (loss)........................................      3,334         (2,993)        (2,767)        1,320
                                                                     --------        -------        -------      --------

  Change in unrealized appreciation (depreciation) of investments.    (12,291)        22,707         28,551       (31,592)
                                                                     --------        -------        -------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (8,957)        19,714         25,784       (30,272)
                                                                     --------        -------        -------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $ (8,178)       $19,303        $23,795      $(21,006)
                                                                     ========        =======        =======      ========

                                                                   INVESCO V.I.  INVESCO V.I.
                                                                   INTERNATIONAL MID CAP CORE
                                                                    GROWTH FUND  EQUITY FUND
                                                                   ------------- ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $  1,156      $    45
  Expenses:
   Less: Asset-based charges......................................         --           --
                                                                     --------      -------

NET INVESTMENT INCOME (LOSS)......................................      1,156           45
                                                                     --------      -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,230          622
   Realized gain distribution from The Trusts.....................         --           --
                                                                     --------      -------
  Net realized gain (loss)........................................      2,230          622
                                                                     --------      -------

  Change in unrealized appreciation (depreciation) of investments.    (16,658)      (4,105)
                                                                     --------      -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (14,428)      (3,483)
                                                                     --------      -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(13,272)     $(3,438)
                                                                     ========      =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(1)Refer to the Statement of Changes in Net Assets for details on commencement of operations.


                                    FSA-39

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                             INVESCO VAN
                                                                   INVESCO V.I. INVESCO V.I. KAMPEN V.I.              IVY FUNDS
                                                                    SMALL CAP    TECHNOLOGY  GLOBAL VALUE IVY FUNDS  VIP MID CAP
                                                                   EQUITY FUND      FUND     EQUITY FUND  VIP ENERGY   GROWTH
                                                                   ------------ ------------ ------------ ---------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    --      $    478     $ 17,442    $     --   $  7,847
  Expenses:
   Less: Asset-based charges......................................        --           775        1,659          --         --
                                                                     -------      --------     --------    --------   --------

NET INVESTMENT INCOME (LOSS)......................................        --          (297)      15,783          --      7,847
                                                                     -------      --------     --------    --------   --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       555         8,813      (19,476)      8,871      3,751
   Realized gain distribution from The Trusts.....................        --            --           --          --         --
                                                                     -------      --------     --------    --------   --------
  Net realized gain (loss)........................................       555         8,813      (19,476)      8,871      3,751
                                                                     -------      --------     --------    --------   --------

  Change in unrealized appreciation (depreciation) of investments.    (3,450)      (19,782)     (51,785)    (54,023)   (20,086)
                                                                     -------      --------     --------    --------   --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (2,895)      (10,969)     (71,261)    (45,152)   (16,335)
                                                                     -------      --------     --------    --------   --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(2,895)     $(11,266)    $(55,478)   $(45,152)  $ (8,488)
                                                                     =======      ========     ========    ========   ========

                                                                   IVY FUNDS VIP
                                                                     SMALL CAP
                                                                      GROWTH
                                                                   -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    517
  Expenses:
   Less: Asset-based charges......................................         --
                                                                     --------

NET INVESTMENT INCOME (LOSS)......................................        517
                                                                     --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      2,457
   Realized gain distribution from The Trusts.....................         --
                                                                     --------
  Net realized gain (loss)........................................      2,457
                                                                     --------

  Change in unrealized appreciation (depreciation) of investments.    (14,513)
                                                                     --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (12,056)
                                                                     --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(11,539)
                                                                     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-40

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                     JANUS ASPEN      JANUS ASPEN    JANUS ASPEN    JANUS ASPEN
                                                                   SERIES BALANCED SERIES ENTERPRISE SERIES FORTY SERIES OVERSEAS
                                                                      PORTFOLIO        PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                                   --------------- ----------------- ------------ ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $ 200,954        $      --     $    59,604    $    32,679
  Expenses:
   Less: Asset-based charges......................................       33,499           45,447          52,574         17,680
                                                                      ---------        ---------     -----------    -----------

NET INVESTMENT INCOME (LOSS)......................................      167,455          (45,447)          7,030         14,999
                                                                      ---------        ---------     -----------    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      207,089          654,278         453,868       (172,689)
   Realized gain distribution from The Trusts.....................      426,523               --              --         78,530
                                                                      ---------        ---------     -----------    -----------
  Net realized gain (loss)........................................      633,612          654,278         453,868        (94,159)
                                                                      ---------        ---------     -----------    -----------

  Change in unrealized appreciation (depreciation) of investments.     (676,126)        (824,662)     (1,618,520)    (2,811,531)
                                                                      ---------        ---------     -----------    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (42,514)        (170,384)     (1,164,652)    (2,905,690)
                                                                      ---------        ---------     -----------    -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $ 124,941        $(215,831)    $(1,157,622)   $(2,890,691)
                                                                      =========        =========     ===========    ===========

                                                                    JANUS ASPEN
                                                                   SERIES PERKINS
                                                                   MID CAP VALUE
                                                                     PORTFOLIO
                                                                   --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  7,984
  Expenses:
   Less: Asset-based charges......................................          --
                                                                      --------

NET INVESTMENT INCOME (LOSS)......................................       7,984
                                                                      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     (15,499)
   Realized gain distribution from The Trusts.....................          --
                                                                      --------
  Net realized gain (loss)........................................     (15,499)
                                                                      --------

  Change in unrealized appreciation (depreciation) of investments.     (30,861)
                                                                      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (46,360)
                                                                      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(38,376)
                                                                      ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-41

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                     JANUS ASPEN    LAZARD RETIREMENT
                                                                   SERIES WORLDWIDE EMERGING MARKETS  MFS(R) INTERNATIONAL
                                                                      PORTFOLIO     EQUITY PORTFOLIO    VALUE PORTFOLIO
                                                                   ---------------- ----------------- --------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $    60,837        $  19,634           $  3,154
  Expenses:
   Less: Asset-based charges......................................        46,271               --                 --
                                                                     -----------        ---------           --------

NET INVESTMENT INCOME (LOSS)......................................        14,566           19,634              3,154
                                                                     -----------        ---------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       (93,879)           2,767              4,572
   Realized gain distribution from The Trusts.....................            --               --                 --
                                                                     -----------        ---------           --------
  Net realized gain (loss)........................................       (93,879)           2,767              4,572
                                                                     -----------        ---------           --------

  Change in unrealized appreciation (depreciation) of investments.    (1,433,752)        (170,948)           (17,767)
                                                                     -----------        ---------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (1,527,631)        (168,181)           (13,195)
                                                                     -----------        ---------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(1,513,065)       $(148,547)          $(10,041)
                                                                     ===========        =========           ========

                                                                   MFS(R) INVESTORS
                                                                     GROWTH STOCK   MFS(R) INVESTORS MFS(R) UTILITIES
                                                                        SERIES        TRUST SERIES        SERIES
                                                                   ---------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $  40            $ 108           $ 46,632
  Expenses:
   Less: Asset-based charges......................................         --               --              4,545
                                                                        -----            -----           --------

NET INVESTMENT INCOME (LOSS)......................................         40              108             42,087
                                                                        -----            -----           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        115              130            (28,724)
   Realized gain distribution from The Trusts.....................         --               --                 --
                                                                        -----            -----           --------
  Net realized gain (loss)........................................        115              130            (28,724)
                                                                        -----            -----           --------

  Change in unrealized appreciation (depreciation) of investments.       (415)            (452)            87,140
                                                                        -----            -----           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (300)            (322)            58,416
                                                                        -----            -----           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(260)           $(214)          $100,503
                                                                        =====            =====           ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-42

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                                                   MULTIMANAGER   MULTIMANAGER
                                                                      MULTIMANAGER    MULTIMANAGER INTERNATIONAL LARGE CAP CORE
                                                                   AGGRESSIVE EQUITY*  CORE BOND*     EQUITY*       EQUITY*
                                                                   ------------------ ------------ ------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................      $     --        $244,147     $  20,856      $    832
  Expenses:
   Less: Asset-based charges......................................            --              --            --            --
                                                                        --------        --------     ---------      --------

NET INVESTMENT INCOME (LOSS)......................................            --         244,147        20,856           832
                                                                        --------        --------     ---------      --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (5,325)         17,613       (73,653)          749
   Realized gain distribution from The Trusts.....................            --         303,457            --            --
                                                                        --------        --------     ---------      --------
  Net realized gain (loss)........................................        (5,325)        321,070       (73,653)          749
                                                                        --------        --------     ---------      --------

  Change in unrealized appreciation (depreciation) of investments.       (93,576)        (48,768)     (178,839)      (20,088)
                                                                        --------        --------     ---------      --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............       (98,901)        272,302      (252,492)      (19,339)
                                                                        --------        --------     ---------      --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...      $(98,901)       $516,449     $(231,636)     $(18,507)
                                                                        ========        ========     =========      ========

                                                                     MULTIMANAGER    MULTIMANAGER
                                                                   LARGE CAP VALUE* MID CAP GROWTH*
                                                                   ---------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  61,961        $     --
  Expenses:
   Less: Asset-based charges......................................           --              --
                                                                      ---------        --------

NET INVESTMENT INCOME (LOSS)......................................       61,961              --
                                                                      ---------        --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (49,528)          4,737
   Realized gain distribution from The Trusts.....................           --              --
                                                                      ---------        --------
  Net realized gain (loss)........................................      (49,528)          4,737
                                                                      ---------        --------

  Change in unrealized appreciation (depreciation) of investments.     (294,749)        (46,875)
                                                                      ---------        --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (344,277)        (42,138)
                                                                      ---------        --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(282,316)       $(42,138)
                                                                      =========        ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-43

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                    MULTIMANAGER     MULTIMANAGER      MULTIMANAGER
                                                                   MID CAP VALUE* MULTI-SECTOR BOND* SMALL CAP GROWTH*
                                                                   -------------- ------------------ -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     199        $  99,751         $        --
  Expenses:
   Less: Asset-based charges......................................          --            4,183              40,504
                                                                     ---------        ---------         -----------

NET INVESTMENT INCOME (LOSS)......................................         199           95,568             (40,504)
                                                                     ---------        ---------         -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      22,867         (139,513)           (311,916)
   Realized gain distribution from The Trusts.....................          --               --                  --
                                                                     ---------        ---------         -----------
  Net realized gain (loss)........................................      22,867         (139,513)           (311,916)
                                                                     ---------        ---------         -----------

  Change in unrealized appreciation (depreciation) of investments.    (170,862)         162,978          (1,678,064)
                                                                     ---------        ---------         -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (147,995)          23,465          (1,989,980)
                                                                     ---------        ---------         -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(147,796)       $ 119,033         $(2,030,484)
                                                                     =========        =========         ===========

                                                                     MULTIMANAGER
                                                                   SMALL CAP VALUE*
                                                                   ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $    343
  Expenses:
   Less: Asset-based charges......................................           --
                                                                       --------

NET INVESTMENT INCOME (LOSS)......................................          343
                                                                       --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................       13,187
   Realized gain distribution from The Trusts.....................           --
                                                                       --------
  Net realized gain (loss)........................................       13,187
                                                                       --------

  Change in unrealized appreciation (depreciation) of investments.      (56,844)
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (43,657)
                                                                       --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(43,314)
                                                                       ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-44

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011



                                                                                                   OPPENHEIMER
                                                                   MULTIMANAGER  MUTUAL SHARES  GLOBAL SECURITIES
                                                                   TECHNOLOGY*  SECURITIES FUND      FUND/VA
                                                                   ------------ --------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $     --       $ 2,351         $  20,264
  Expenses:
   Less: Asset-based charges......................................         --            --             6,800
                                                                     --------       -------         ---------

NET INVESTMENT INCOME (LOSS)......................................         --         2,351            13,464
                                                                     --------       -------         ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................     14,627           460           (83,034)
   Realized gain distribution from The Trusts.....................         --            --                --
                                                                     --------       -------         ---------
  Net realized gain (loss)........................................     14,627           460           (83,034)
                                                                     --------       -------         ---------

  Change in unrealized appreciation (depreciation) of investments.    (79,656)       (7,057)          (98,402)
                                                                     --------       -------         ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............    (65,029)       (6,597)         (181,436)
                                                                     --------       -------         ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $(65,029)      $(4,246)        $(167,972)
                                                                     ========       =======         =========

                                                                                          PIMCO VARIABLE
                                                                       PIMCO VARIABLE     INSURANCE TRUST
                                                                      INSURANCE TRUST       GLOBAL BOND
                                                                   COMMODITYREALRETURN(R)    PORTFOLIO
                                                                     STRATEGY PORTFOLIO     (UNHEDGED)
                                                                   ---------------------- ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................        $ 26,584           $ 95,906
  Expenses:
   Less: Asset-based charges......................................              --             13,076
                                                                          --------           --------

NET INVESTMENT INCOME (LOSS)......................................          26,584             82,830
                                                                          --------           --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................           4,526             95,435
   Realized gain distribution from The Trusts.....................              --             83,149
                                                                          --------           --------
  Net realized gain (loss)........................................           4,526            178,584
                                                                          --------           --------

  Change in unrealized appreciation (depreciation) of investments.         (56,573)            (4,504)
                                                                          --------           --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............         (52,047)           174,080
                                                                          --------           --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...        $(25,463)          $256,910
                                                                          ========           ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-45

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2011

                                                                   PIMCO VARIABLE  PIMCO VARIABLE
                                                                   INSURANCE TRUST INSURANCE TRUST T. ROWE PRICE
                                                                     REAL RETURN    TOTAL RETURN   EQUITY INCOME
                                                                      PORTFOLIO       PORTFOLIO    PORTFOLIO - II
                                                                   --------------- --------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $ 7,447         $32,291        $ 1,414
  Expenses:
   Less: Asset-based charges......................................          --              --             --
                                                                       -------         -------        -------

NET INVESTMENT INCOME (LOSS)......................................       7,447          32,291          1,414
                                                                       -------         -------        -------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        (131)         (3,709)           307
   Realized gain distribution from The Trusts.....................      18,394          22,011             --
                                                                       -------         -------        -------
  Net realized gain (loss)........................................      18,263          18,302            307
                                                                       -------         -------        -------

  Change in unrealized appreciation (depreciation) of investments.      17,831          (9,867)        (1,439)
                                                                       -------         -------        -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      36,094           8,435         (1,132)
                                                                       -------         -------        -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $43,541         $40,726        $   282
                                                                       =======         =======        =======

                                                                       TEMPLETON
                                                                   DEVELOPING MARKETS
                                                                    SECURITIES FUND
                                                                   ------------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................     $   2,088
  Expenses:
   Less: Asset-based charges......................................            --
                                                                       ---------

NET INVESTMENT INCOME (LOSS)......................................         2,088
                                                                       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................          (763)
   Realized gain distribution from The Trusts.....................            --
                                                                       ---------
  Net realized gain (loss)........................................          (763)
                                                                       ---------

  Change in unrealized appreciation (depreciation) of investments.      (490,397)
                                                                       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (491,160)
                                                                       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...     $(489,072)
                                                                       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-46

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2011


                                                                      TEMPLETON       TEMPLETON    UIF EMERGING VAN ECK VIP
                                                                     GLOBAL BOND       GROWTH      MARKETS DEBT   EMERGING
                                                                   SECURITIES FUND SECURITIES FUND  PORTFOLIO   MARKETS FUND
                                                                   --------------- --------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................    $  38,368        $   320       $ 5,797     $  20,054
  Expenses:
   Less: Asset-based charges......................................           --             --            --            --
                                                                      ---------        -------       -------     ---------

NET INVESTMENT INCOME (LOSS)......................................       38,368            320         5,797        20,054
                                                                      ---------        -------       -------     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................        2,098         (1,582)        5,770       (23,339)
   Realized gain distribution from The Trusts.....................        4,461             --         1,806            --
                                                                      ---------        -------       -------     ---------
  Net realized gain (loss)........................................        6,559         (1,582)        7,576       (23,339)
                                                                      ---------        -------       -------     ---------

  Change in unrealized appreciation (depreciation) of investments.     (314,782)        (1,298)       (1,231)     (535,170)
                                                                      ---------        -------       -------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............     (308,223)        (2,880)        6,345      (558,509)
                                                                      ---------        -------       -------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...    $(269,855)       $(2,560)      $12,142     $(538,455)
                                                                      =========        =======       =======     =========

                                                                   VAN ECK VIP VAN ECK VIP
                                                                   GLOBAL BOND GLOBAL HARD
                                                                      FUND     ASSETS FUND
                                                                   ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from The Trusts......................................   $19,953    $   7,549
  Expenses:
   Less: Asset-based charges......................................        --           --
                                                                     -------    ---------

NET INVESTMENT INCOME (LOSS)......................................    19,953        7,549
                                                                     -------    ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Realized gain (loss) on investments............................      (332)      40,138
   Realized gain distribution from The Trusts.....................     5,087        8,348
                                                                     -------    ---------
  Net realized gain (loss)........................................     4,755       48,486
                                                                     -------    ---------

  Change in unrealized appreciation (depreciation) of investments.    (5,184)    (194,873)
                                                                     -------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS............      (429)    (146,387)
                                                                     -------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...   $19,524    $(138,838)
                                                                     =======    =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-47

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                 ALL ASSET
                                                                                                ALLOCATION*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   485,963  $   522,325
  Net realized gain (loss) on investments...............................................     312,170      985,201
  Change in unrealized appreciation (depreciation) of investments.......................  (3,430,747)   7,459,582
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (2,632,614)   8,967,108
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   7,610,549    7,910,612
   Transfers between funds including guaranteed interest account, net...................  (2,694,632)  (2,515,249)
   Transfers for contract benefits and terminations.....................................  (5,415,767)  (5,187,833)
   Contract maintenance charges.........................................................  (6,054,837)  (6,593,225)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (6,554,687)  (6,385,695)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (9,187,301)   2,581,413
NET ASSETS -- BEGINNING OF PERIOD.......................................................  70,736,874   68,155,461
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $61,549,573  $70,736,874
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     394,062      458,875
  Redeemed..............................................................................    (708,845)    (786,529)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (314,783)    (327,654)
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS II
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

                                                                                         AMERICAN CENTURY VP
                                                                                         MID CAP VALUE FUND
                                                                                         -----------------
                                                                                           2011     2010 (A)
                                                                                         --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  1,189   $   185
  Net realized gain (loss) on investments...............................................    2,052        22
  Change in unrealized appreciation (depreciation) of investments.......................   (5,325)    1,594
                                                                                         --------   -------

  Net Increase (decrease) in net assets from operations.................................   (2,084)    1,801
                                                                                         --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   71,165    10,433
   Transfers between funds including guaranteed interest account, net...................   55,578    14,102
   Transfers for contract benefits and terminations.....................................       (7)       --
   Contract maintenance charges.........................................................  (13,316)   (1,168)
                                                                                         --------   -------

  Net increase (decrease) in net assets from contractowners transactions................  113,420    23,367
                                                                                         --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------   -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  111,336    25,168
NET ASSETS -- BEGINNING OF PERIOD.......................................................   25,168        --
                                                                                         --------   -------

NET ASSETS -- END OF PERIOD............................................................. $136,504   $25,168
                                                                                         ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------   -------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========   =======

UNIT ACTIVITY CLASS B
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------   -------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========   =======

UNIT ACTIVITY CLASS II
  Issued................................................................................    1,253       243
  Redeemed..............................................................................     (199)       (7)
                                                                                         --------   -------
  Net Increase (Decrease)...............................................................    1,054       236
                                                                                         ========   =======

                                                                                              AXA AGGRESSIVE
                                                                                                ALLOCATION*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   239,306  $   249,402
  Net realized gain (loss) on investments...............................................      22,217       12,798
  Change in unrealized appreciation (depreciation) of investments.......................  (1,683,342)   1,710,636
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (1,421,819)   1,972,836
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   4,292,084    4,769,996
   Transfers between funds including guaranteed interest account, net...................    (497,311)    (256,841)
   Transfers for contract benefits and terminations.....................................    (518,721)    (276,102)
   Contract maintenance charges.........................................................  (1,979,075)  (1,874,842)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................   1,296,977    2,362,211
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (124,842)   4,335,047
NET ASSETS -- BEGINNING OF PERIOD.......................................................  17,566,059   13,231,012
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $17,441,217  $17,566,059
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          (2)          --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          (2)          --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................      32,101       44,974
  Redeemed..............................................................................     (19,306)     (27,267)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................      12,795       17,707
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS II
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-48

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              AXA BALANCED
                                                                                                STRATEGY*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   63,465  $   27,310
  Net realized gain (loss) on investments...............................................     94,368      16,276
  Change in unrealized appreciation (depreciation) of investments.......................   (276,369)    118,503
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (118,536)    162,089
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  3,981,452   2,382,099
   Transfers between funds including guaranteed interest account, net...................     28,246      44,033
   Transfers for contract benefits and terminations.....................................    (80,113)     (1,599)
   Contract maintenance charges.........................................................   (697,650)   (274,557)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................  3,231,935   2,149,976
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  3,113,399   2,312,065
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,560,281     248,216
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $5,673,680  $2,560,281
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     34,171      21,896
  Redeemed..............................................................................     (5,124)     (1,470)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     29,047      20,426
                                                                                         ==========  ==========

                                                                                            AXA CONSERVATIVE
                                                                                               ALLOCATION*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   45,112  $   49,608
  Net realized gain (loss) on investments...............................................     53,984     156,819
  Change in unrealized appreciation (depreciation) of investments.......................    (51,874)    (66,203)
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................     47,222     140,224
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    662,621     758,653
   Transfers between funds including guaranteed interest account, net...................    153,922    (147,570)
   Transfers for contract benefits and terminations.....................................   (157,038)    (77,718)
   Contract maintenance charges.........................................................   (318,372)   (267,835)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    341,133     265,530
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    388,355     405,754
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,496,553   2,090,799
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $2,884,908  $2,496,553
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         83      11,597
  Redeemed..............................................................................    (11,653)        (29)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (11,570)     11,568
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     36,769      46,751
  Redeemed..............................................................................    (31,739)    (46,453)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      5,030         298
                                                                                         ==========  ==========

                                                                                           AXA CONSERVATIVE
                                                                                           GROWTH STRATEGY*
                                                                                         --------------------
                                                                                            2011       2010
                                                                                         ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   20,000  $  8,117
  Net realized gain (loss) on investments...............................................     41,584     6,746
  Change in unrealized appreciation (depreciation) of investments.......................    (92,029)   24,206
                                                                                         ----------  --------

  Net Increase (decrease) in net assets from operations.................................    (30,445)   39,069
                                                                                         ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  1,166,167   807,281
   Transfers between funds including guaranteed interest account, net...................    (46,814)   (9,074)
   Transfers for contract benefits and terminations.....................................         (5)     (490)
   Contract maintenance charges.........................................................   (205,321)  (78,726)
                                                                                         ----------  --------

  Net increase (decrease) in net assets from contractowners transactions................    914,027   718,991
                                                                                         ----------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --        --
                                                                                         ----------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................    883,582   758,060
NET ASSETS -- BEGINNING OF PERIOD.......................................................    788,009    29,949
                                                                                         ----------  --------

NET ASSETS -- END OF PERIOD............................................................. $1,671,591  $788,009
                                                                                         ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --        --
  Redeemed..............................................................................         --        --
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................         --        --
                                                                                         ==========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................     12,903     7,794
  Redeemed..............................................................................     (4,714)     (977)
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................      8,189     6,817
                                                                                         ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-49

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          AXA CONSERVATIVE-PLUS
                                                                                               ALLOCATION*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   83,225  $   97,187
  Net realized gain (loss) on investments...............................................     92,139      99,005
  Change in unrealized appreciation (depreciation) of investments.......................   (222,578)    205,590
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    (47,214)    401,782
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  1,048,475   1,209,313
   Transfers between funds including guaranteed interest account, net...................    112,498     626,071
   Transfers for contract benefits and terminations.....................................    (85,719)    (76,680)
   Contract maintenance charges.........................................................   (603,127)   (512,427)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    472,127   1,246,277
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    424,913   1,648,059
NET ASSETS -- BEGINNING OF PERIOD.......................................................  5,285,853   3,637,794
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $5,710,766  $5,285,853
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --         177
  Redeemed..............................................................................     (1,129)        (83)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (1,129)         94
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     42,998      70,206
  Redeemed..............................................................................    (23,899)    (22,490)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     19,099      47,716
                                                                                         ==========  ==========

                                                                                           AXA CONSERVATIVE
                                                                                              STRATEGY*
                                                                                         -------------------
                                                                                            2011      2010
                                                                                         ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  11,587  $  6,350
  Net realized gain (loss) on investments...............................................     9,378     9,298
  Change in unrealized appreciation (depreciation) of investments.......................   (15,944)   (5,333)
                                                                                         ---------  --------

  Net Increase (decrease) in net assets from operations.................................     5,021    10,315
                                                                                         ---------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   519,021   536,618
   Transfers between funds including guaranteed interest account, net...................   (99,408)  (16,305)
   Transfers for contract benefits and terminations.....................................      (131)     (607)
   Contract maintenance charges.........................................................  (102,685)  (48,839)
                                                                                         ---------  --------

  Net increase (decrease) in net assets from contractowners transactions................   316,797   470,867
                                                                                         ---------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        --        --
                                                                                         ---------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   321,818   481,182
NET ASSETS -- BEGINNING OF PERIOD.......................................................   538,737    57,555
                                                                                         ---------  --------

NET ASSETS -- END OF PERIOD............................................................. $ 860,555  $538,737
                                                                                         =========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................        --        --
  Redeemed..............................................................................        --        --
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................        --        --
                                                                                         =========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................     4,339     6,996
  Redeemed..............................................................................    (1,420)   (2,586)
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................     2,919     4,410
                                                                                         =========  ========

                                                                                          AXA GROWTH STRATEGY*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   67,574  $   26,600
  Net realized gain (loss) on investments...............................................    137,901      16,220
  Change in unrealized appreciation (depreciation) of investments.......................   (468,758)    171,216
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (263,283)    214,036
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  4,267,076   2,300,837
   Transfers between funds including guaranteed interest account, net...................     74,812      94,564
   Transfers for contract benefits and terminations.....................................    (97,028)     (3,998)
   Contract maintenance charges.........................................................   (807,051)   (315,377)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................  3,437,809   2,076,026
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  3,174,526   2,290,062
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,591,450     301,388
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $5,765,976  $2,591,450
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     37,525      20,841
  Redeemed..............................................................................     (7,443)     (1,124)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     30,082      19,717
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-50

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               AXA MODERATE
                                                                                                ALLOCATION*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   452,021  $   546,600
  Net realized gain (loss) on investments...............................................     537,037      277,382
  Change in unrealized appreciation (depreciation) of investments.......................  (1,740,205)   1,554,611
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (751,147)   2,378,593
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   6,903,110    7,879,068
   Transfers between funds including guaranteed interest account, net...................     215,583      669,023
   Transfers for contract benefits and terminations.....................................  (1,097,284)    (584,530)
   Contract maintenance charges.........................................................  (3,515,611)  (3,141,555)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................   2,505,798    4,822,006
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   1,754,651    7,200,599
NET ASSETS -- BEGINNING OF PERIOD.......................................................  27,881,109   20,680,510
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $29,635,760  $27,881,109
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         129           71
  Redeemed..............................................................................         (37)         (40)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          92           31
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     161,144      214,367
  Redeemed..............................................................................    (132,147)    (154,721)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................      28,997       59,646
                                                                                         ===========  ===========

                                                                                               AXA MODERATE
                                                                                             GROWTH STRATEGY*
                                                                                         -----------------------
                                                                                             2011        2010
                                                                                         -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   165,567  $   78,582
  Net realized gain (loss) on investments...............................................     236,893      37,967
  Change in unrealized appreciation (depreciation) of investments.......................    (907,713)    440,131
                                                                                         -----------  ----------

  Net Increase (decrease) in net assets from operations.................................    (505,253)    556,680
                                                                                         -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  10,946,521   6,610,079
   Transfers between funds including guaranteed interest account, net...................     (40,409)    477,866
   Transfers for contract benefits and terminations.....................................     (43,548)    (42,112)
   Contract maintenance charges.........................................................  (2,005,880)   (812,865)
                                                                                         -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   8,856,684   6,232,968
                                                                                         -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --          --
                                                                                         -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   8,351,431   6,789,648
NET ASSETS -- BEGINNING OF PERIOD.......................................................   7,435,921     646,273
                                                                                         -----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $15,787,352  $7,435,921
                                                                                         ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --          --
  Redeemed..............................................................................          --          --
                                                                                         -----------  ----------
  Net Increase (Decrease)...............................................................          --          --
                                                                                         ===========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      85,697      63,210
  Redeemed..............................................................................      (7,058)     (3,812)
                                                                                         -----------  ----------
  Net Increase (Decrease)...............................................................      78,639      59,398
                                                                                         ===========  ==========

                                                                                             AXA MODERATE-PLUS
                                                                                                ALLOCATION*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   866,013  $   914,774
  Net realized gain (loss) on investments...............................................   1,196,347      765,274
  Change in unrealized appreciation (depreciation) of investments.......................  (5,119,777)   4,154,187
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (3,057,417)   5,834,235
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  13,025,950   15,009,646
   Transfers between funds including guaranteed interest account, net...................    (219,738)    (609,939)
   Transfers for contract benefits and terminations.....................................  (1,614,035)    (870,921)
   Contract maintenance charges.........................................................  (6,598,061)  (6,040,121)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................   4,594,116    7,488,665
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   1,536,699   13,322,900
NET ASSETS -- BEGINNING OF PERIOD.......................................................  57,417,081   44,094,181
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $58,953,780  $57,417,081
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         488        4,337
  Redeemed..............................................................................        (378)        (172)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................         110        4,165
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     155,702      198,814
  Redeemed..............................................................................    (159,857)     (89,742)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................      (4,155)     109,072
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-51

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            AXA TACTICAL      AXA TACTICAL
                                                                                            MANAGER 400*      MANAGER 500*
                                                                                         -----------------  ----------------
                                                                                           2011    2010 (A)   2011   2010 (A)
                                                                                         --------  -------- -------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $     23  $    --  $   210  $    78
  Net realized gain (loss) on investments...............................................    2,760    1,175    2,228      564
  Change in unrealized appreciation (depreciation) of investments.......................   (8,275)   1,024   (4,064)   1,031
                                                                                         --------  -------  -------  -------

  Net Increase (decrease) in net assets from operations.................................   (5,492)   2,199   (1,626)   1,673
                                                                                         --------  -------  -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   35,080   54,413   36,023   23,140
   Transfers between funds including guaranteed interest account, net...................  (17,370)   4,776   (7,715)   8,226
   Transfers for contract benefits and terminations.....................................       --       --       --       --
   Contract maintenance charges.........................................................   (8,556)    (956)  (8,278)  (1,574)
                                                                                         --------  -------  -------  -------

  Net increase (decrease) in net assets from contractowners transactions................    9,154   58,233   20,030   29,792
                                                                                         --------  -------  -------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --       --       --       --
                                                                                         --------  -------  -------  -------

INCREASE (DECREASE) IN NET ASSETS.......................................................    3,662   60,432   18,404   31,465
NET ASSETS -- BEGINNING OF PERIOD.......................................................   60,432       --   31,465       --
                                                                                         --------  -------  -------  -------

NET ASSETS -- END OF PERIOD............................................................. $ 64,094  $60,432  $49,869  $31,465
                                                                                         ========  =======  =======  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................      423      568      406      320
  Redeemed..............................................................................     (335)      (3)    (211)     (17)
                                                                                         --------  -------  -------  -------
  Net Increase (Decrease)...............................................................       88      565      195      303
                                                                                         ========  =======  =======  =======

                                                                                           AXA TACTICAL
                                                                                           MANAGER 2000*
                                                                                         ----------------
                                                                                           2011   2010 (A)
                                                                                         -------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    11  $     8
  Net realized gain (loss) on investments...............................................   2,518      751
  Change in unrealized appreciation (depreciation) of investments.......................  (6,378)   1,010
                                                                                         -------  -------

  Net Increase (decrease) in net assets from operations.................................  (3,849)   1,769
                                                                                         -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  35,803   24,512
   Transfers between funds including guaranteed interest account, net...................  (2,797)   3,377
   Transfers for contract benefits and terminations.....................................      --       --
   Contract maintenance charges.........................................................  (7,711)  (1,385)
                                                                                         -------  -------

  Net increase (decrease) in net assets from contractowners transactions................  25,295   26,504
                                                                                         -------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      --       --
                                                                                         -------  -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  21,446   28,273
NET ASSETS -- BEGINNING OF PERIOD.......................................................  28,273       --
                                                                                         -------  -------

NET ASSETS -- END OF PERIOD............................................................. $49,719  $28,273
                                                                                         =======  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................     451      268
  Redeemed..............................................................................    (192)      (1)
                                                                                         -------  -------
  Net Increase (Decrease)...............................................................     259      267
                                                                                         =======  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-52

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            AXA TACTICAL
                                                                                         MANAGER INTERNATIONAL*
                                                                                         ---------------------
                                                                                           2011      2010 (A)
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  1,151    $   181
  Net realized gain (loss) on investments...............................................      983         38
  Change in unrealized appreciation (depreciation) of investments.......................  (14,989)       729
                                                                                          --------   -------

  Net Increase (decrease) in net assets from operations.................................  (12,855)       948
                                                                                          --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   46,592     26,426
   Transfers between funds including guaranteed interest account, net...................   22,745      5,916
   Transfers for contract benefits and terminations.....................................       --         --
   Contract maintenance charges.........................................................   (8,163)      (775)
                                                                                          --------   -------

  Net increase (decrease) in net assets from contractowners transactions................   61,174     31,567
                                                                                          --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --         --
                                                                                          --------   -------

INCREASE (DECREASE) IN NET ASSETS.......................................................   48,319     32,515
NET ASSETS -- BEGINNING OF PERIOD.......................................................   32,515         --
                                                                                          --------   -------

NET ASSETS -- END OF PERIOD............................................................. $ 80,834    $32,515
                                                                                          ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................       --         --
  Redeemed..............................................................................       --         --
                                                                                          --------   -------
  Net Increase (Decrease)...............................................................       --         --
                                                                                          ========   =======

UNIT ACTIVITY CLASS B
  Issued................................................................................      845        314
  Redeemed..............................................................................     (238)        (4)
                                                                                          --------   -------
  Net Increase (Decrease)...............................................................      607        310
                                                                                          ========   =======

UNIT ACTIVITY INITIAL SHARES
  Issued................................................................................       --         --
  Redeemed..............................................................................       --         --
                                                                                          --------   -------
  Net Increase (Decrease)...............................................................       --         --
                                                                                          ========   =======

                                                                                               DREYFUS STOCK
                                                                                              INDEX FUND, INC.
                                                                                         -------------------------
                                                                                             2011         2010
                                                                                         -----------  ------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   351,036  $    401,616
  Net realized gain (loss) on investments...............................................    (800,217)   (3,358,279)
  Change in unrealized appreciation (depreciation) of investments.......................     790,107     6,147,954
                                                                                         -----------  ------------

  Net Increase (decrease) in net assets from operations.................................     340,926     3,191,291
                                                                                         -----------  ------------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,471,113     1,661,657
   Transfers between funds including guaranteed interest account, net...................    (565,246)  (10,683,346)
   Transfers for contract benefits and terminations.....................................  (3,004,948)   (1,865,330)
   Contract maintenance charges.........................................................  (1,362,391)   (2,308,099)
                                                                                         -----------  ------------

  Net increase (decrease) in net assets from contractowners transactions................  (3,461,472)  (13,195,118)
                                                                                         -----------  ------------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --            --
                                                                                         -----------  ------------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (3,120,546)  (10,003,827)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  24,281,478    34,285,305
                                                                                         -----------  ------------

NET ASSETS -- END OF PERIOD............................................................. $21,160,932  $ 24,281,478
                                                                                         ===========  ============

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --            --
  Redeemed..............................................................................          --            --
                                                                                         -----------  ------------
  Net Increase (Decrease)...............................................................          --            --
                                                                                         ===========  ============

UNIT ACTIVITY CLASS B
  Issued................................................................................          --            --
  Redeemed..............................................................................          --            --
                                                                                         -----------  ------------
  Net Increase (Decrease)...............................................................          --            --
                                                                                         ===========  ============

UNIT ACTIVITY INITIAL SHARES
  Issued................................................................................     149,898       202,079
  Redeemed..............................................................................    (404,086)   (1,172,840)
                                                                                         -----------  ------------
  Net Increase (Decrease)...............................................................    (254,188)     (970,761)
                                                                                         ===========  ============

                                                                                          EQ/ALLIANCEBERNSTEIN
                                                                                            SMALL CAP GROWTH*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   (2,047) $   (1,555)
  Net realized gain (loss) on investments...............................................    103,394     (47,187)
  Change in unrealized appreciation (depreciation) of investments.......................   (124,678)    526,780
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    (23,331)    478,038
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    446,578     410,007
   Transfers between funds including guaranteed interest account, net...................    (75,697)     34,017
   Transfers for contract benefits and terminations.....................................   (142,364)    (51,156)
   Contract maintenance charges.........................................................   (187,894)   (150,066)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     40,623     242,802
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................     17,292     720,840
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,040,360   1,319,520
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $2,057,652  $2,040,360
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      9,705       7,907
  Redeemed..............................................................................    (18,847)    (11,847)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (9,142)     (3,940)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      1,844       1,797
  Redeemed..............................................................................     (1,068)       (164)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        776       1,633
                                                                                         ==========  ==========

UNIT ACTIVITY INITIAL SHARES
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-53

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/BLACKROCK
                                                                                           BASIC VALUE EQUITY*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   44,543  $   35,863
  Net realized gain (loss) on investments...............................................    (57,602)   (126,233)
  Change in unrealized appreciation (depreciation) of investments.......................   (111,901)    466,038
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (124,960)    375,668
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    944,201     872,543
   Transfers between funds including guaranteed interest account, net...................     85,043     400,771
   Transfers for contract benefits and terminations.....................................   (105,263)    (91,885)
   Contract maintenance charges.........................................................   (343,597)   (261,853)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    580,384     919,576
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    455,424   1,295,244
NET ASSETS -- BEGINNING OF PERIOD.......................................................  3,293,003   1,997,759
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $3,748,427  $3,293,003
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     12,314      15,248
  Redeemed..............................................................................    (15,875)    (15,030)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (3,561)        218
                                                                                         ==========  ==========

                                                                                            EQ/BOSTON ADVISORS
                                                                                              EQUITY INCOME*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   286,980  $   357,001
  Net realized gain (loss) on investments...............................................    (697,478)  (1,026,217)
  Change in unrealized appreciation (depreciation) of investments.......................     354,385    3,001,401
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................     (56,113)   2,332,185
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,104,700    1,056,687
   Transfers between funds including guaranteed interest account, net...................    (338,845)    (500,138)
   Transfers for contract benefits and terminations.....................................    (818,456)  (1,067,635)
   Contract maintenance charges.........................................................  (1,031,012)    (991,149)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,083,613)  (1,502,235)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,139,726)     829,950
NET ASSETS -- BEGINNING OF PERIOD.......................................................  16,769,303   15,939,353
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $15,629,577  $16,769,303
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................       3,499       11,204
  Redeemed..............................................................................     (42,421)     (61,264)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (38,922)     (50,060)
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................      81,761       77,443
  Redeemed..............................................................................    (122,187)    (147,493)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (40,426)     (70,050)
                                                                                         ===========  ===========

                                                                                           EQ/CALVERT SOCIALLY
                                                                                              RESPONSIBLE*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    2,556  $   (4,315)
  Net realized gain (loss) on investments...............................................    (56,213)    (65,336)
  Change in unrealized appreciation (depreciation) of investments.......................     55,081     229,250
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................      1,424     159,599
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    215,958     192,340
   Transfers between funds including guaranteed interest account, net...................    (74,735)    (15,623)
   Transfers for contract benefits and terminations.....................................    (78,066)   (247,525)
   Contract maintenance charges.........................................................   (108,706)   (106,865)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    (45,549)   (177,673)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (44,125)    (18,074)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,384,655   1,402,729
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,340,530  $1,384,655
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     26,260      25,368
  Redeemed..............................................................................    (34,182)    (52,377)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (7,922)    (27,009)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      3,222       3,645
  Redeemed..............................................................................     (3,158)     (4,230)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         64        (585)
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-54

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQ/CAPITAL
                                                                                           GUARDIAN RESEARCH*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   20,226  $   21,058
  Net realized gain (loss) on investments...............................................    (60,901)   (311,964)
  Change in unrealized appreciation (depreciation) of investments.......................    184,753     816,107
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    144,078     525,201
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    384,295     403,003
   Transfers between funds including guaranteed interest account, net...................   (219,310)   (307,146)
   Transfers for contract benefits and terminations.....................................   (135,761)   (193,858)
   Contract maintenance charges.........................................................   (270,121)   (270,058)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (240,897)   (368,059)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       (504)         --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (97,323)    157,142
NET ASSETS -- BEGINNING OF PERIOD.......................................................  3,936,048   3,778,906
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $3,838,725  $3,936,048
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     38,523      81,765
  Redeemed..............................................................................    (63,661)   (123,853)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (25,138)    (42,088)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................        296         258
  Redeemed..............................................................................       (100)        (99)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        196         159
                                                                                         ==========  ==========

                                                                                             EQ/COMMON STOCK
                                                                                                 INDEX*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   57,095  $   42,173
  Net realized gain (loss) on investments...............................................    (57,279)    (59,650)
  Change in unrealized appreciation (depreciation) of investments.......................      6,115     500,245
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................      5,931     482,768
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  1,409,763   1,095,901
   Transfers between funds including guaranteed interest account, net...................    (72,368)    (23,443)
   Transfers for contract benefits and terminations.....................................   (123,000)    (74,310)
   Contract maintenance charges.........................................................   (461,168)   (380,022)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    753,227     618,126
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    759,158   1,100,894
NET ASSETS -- BEGINNING OF PERIOD.......................................................  3,629,271   2,528,377
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $4,388,429  $3,629,271
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................        478       3,620
  Redeemed..............................................................................       (698)    (10,621)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................       (220)     (7,001)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     11,598       9,727
  Redeemed..............................................................................     (3,965)     (1,412)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      7,633       8,315
                                                                                         ==========  ==========

                                                                                               EQ/CORE BOND
                                                                                                  INDEX*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   677,890  $   820,088
  Net realized gain (loss) on investments...............................................     (71,135)    (180,883)
  Change in unrealized appreciation (depreciation) of investments.......................   1,091,790    1,508,699
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................   1,698,545    2,147,904
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   2,431,090    2,722,557
   Transfers between funds including guaranteed interest account, net...................    (274,115)    (701,616)
   Transfers for contract benefits and terminations.....................................  (2,793,693)  (1,861,612)
   Contract maintenance charges.........................................................  (2,311,443)  (2,400,121)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (2,948,161)  (2,240,792)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,249,616)     (92,888)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  36,765,730   36,858,618
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $35,516,114  $36,765,730
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     194,187      266,096
  Redeemed..............................................................................    (364,408)    (493,867)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (170,221)    (227,771)
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................       3,471        8,987
  Redeemed..............................................................................      (7,295)      (2,735)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................      (3,824)       6,252
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-55

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/EQUITY 500
                                                                                                 INDEX*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   68,065  $   46,981
  Net realized gain (loss) on investments...............................................    (17,143)   (222,616)
  Change in unrealized appreciation (depreciation) of investments.......................     13,192     626,883
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................     64,114     451,248
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  1,295,408   1,221,934
   Transfers between funds including guaranteed interest account, net...................     68,783     (69,878)
   Transfers for contract benefits and terminations.....................................    (43,504)     (9,392)
   Contract maintenance charges.........................................................   (486,696)   (387,494)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    833,991     755,170
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         16          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    898,121   1,206,418
NET ASSETS -- BEGINNING OF PERIOD.......................................................  3,647,168   2,440,750
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $4,545,289  $3,647,168
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................     11,815      15,032
  Redeemed..............................................................................     (3,908)     (6,886)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      7,907       8,146
                                                                                         ==========  ==========

                                                                                                 EQ/EQUITY
                                                                                               GROWTH PLUS*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    (7,549) $    (4,881)
  Net realized gain (loss) on investments...............................................    (198,615)     (73,781)
  Change in unrealized appreciation (depreciation) of investments.......................    (436,254)   1,456,627
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (642,418)   1,377,965
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,292,205    1,440,730
   Transfers between funds including guaranteed interest account, net...................    (469,888)    (431,978)
   Transfers for contract benefits and terminations.....................................    (660,858)    (555,214)
   Contract maintenance charges.........................................................    (908,751)    (920,642)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................    (747,292)    (467,104)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --        2,253
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,389,710)     913,114
NET ASSETS -- BEGINNING OF PERIOD.......................................................  10,654,530    9,741,416
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $ 9,264,820  $10,654,530
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................      83,202       97,194
  Redeemed..............................................................................    (152,527)    (151,291)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (69,325)     (54,097)
                                                                                         ===========  ===========

                                                                                          EQ/GAMCO MERGERS
                                                                                          AND ACQUISITIONS*
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  1,470  $     --
  Net realized gain (loss) on investments...............................................   27,980     9,804
  Change in unrealized appreciation (depreciation) of investments.......................  (21,501)   34,245
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................    7,949    44,049
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  237,398   157,054
   Transfers between funds including guaranteed interest account, net...................   28,211   139,640
   Transfers for contract benefits and terminations.....................................   (4,437)     (401)
   Contract maintenance charges.........................................................  (70,687)  (48,746)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................  190,485   247,547
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  198,434   291,596
NET ASSETS -- BEGINNING OF PERIOD.......................................................  607,730   316,134
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $806,164  $607,730
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................    2,744     2,384
  Redeemed..............................................................................   (1,359)     (457)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................    1,385     1,927
                                                                                         ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-56

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/GAMCO SMALL
                                                                                              COMPANY VALUE*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  (320,445) $  (121,563)
  Net realized gain (loss) on investments...............................................   4,522,048    3,815,289
  Change in unrealized appreciation (depreciation) of investments.......................  (7,072,598)  15,500,411
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (2,870,995)  19,194,137
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   6,103,921    5,962,651
   Transfers between funds including guaranteed interest account, net...................  (2,771,883)  (1,937,643)
   Transfers for contract benefits and terminations.....................................  (5,167,880)  (5,834,951)
   Contract maintenance charges.........................................................  (4,616,713)  (4,538,563)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (6,452,555)  (6,348,506)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      29,999           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (9,293,551)  12,845,631
NET ASSETS -- BEGINNING OF PERIOD.......................................................  76,968,949   64,123,318
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $67,675,398  $76,968,949
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     155,119      207,731
  Redeemed..............................................................................    (319,935)    (400,334)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (164,816)    (192,603)
                                                                                         ===========  ===========

                                                                                                EQ/GLOBAL
                                                                                               BOND PLUS*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   41,510  $   28,266
  Net realized gain (loss) on investments...............................................     (3,474)    (19,990)
  Change in unrealized appreciation (depreciation) of investments.......................     12,158      50,880
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................     50,194      59,156
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    341,481     390,837
   Transfers between funds including guaranteed interest account, net...................    (14,669)     (2,336)
   Transfers for contract benefits and terminations.....................................    (12,650)    (27,867)
   Contract maintenance charges.........................................................   (136,293)   (125,372)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    177,869     235,262
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         25          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    228,088     294,418
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,046,202     751,784
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,274,290  $1,046,202
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,623       3,220
  Redeemed..............................................................................     (1,257)     (1,284)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,366       1,936
                                                                                         ==========  ==========

                                                                                                EQ/GLOBAL
                                                                                          MULTI-SECTOR EQUITY*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  102,013  $   58,655
  Net realized gain (loss) on investments...............................................   (309,359)   (196,686)
  Change in unrealized appreciation (depreciation) of investments.......................   (509,798)    723,120
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (717,144)    585,089
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  1,187,246   1,425,104
   Transfers between funds including guaranteed interest account, net...................   (222,011)   (149,537)
   Transfers for contract benefits and terminations.....................................   (192,443)   (101,086)
   Contract maintenance charges.........................................................   (560,578)   (524,738)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    212,214     649,743
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (504,930)  1,234,832
NET ASSETS -- BEGINNING OF PERIOD.......................................................  5,699,238   4,464,406
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $5,194,308  $5,699,238
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      3,242       4,782
  Redeemed..............................................................................     (6,514)    (12,366)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (3,272)     (7,584)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      3,880       5,151
  Redeemed..............................................................................     (2,391)       (784)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,489       4,367
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-57

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/INTERMEDIATE
                                                                                                GOVERNMENT
                                                                                                BOND INDEX*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    72,364  $   207,958
  Net realized gain (loss) on investments...............................................      45,788        5,476
  Change in unrealized appreciation (depreciation) of investments.......................     728,848      234,560
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................     847,000      447,994
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................     943,024      972,365
   Transfers between funds including guaranteed interest account, net...................     (52,672)   8,588,300
   Transfers for contract benefits and terminations.....................................    (925,858)    (626,085)
   Contract maintenance charges.........................................................  (1,338,912)  (1,097,069)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,374,418)   7,837,511
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (527,418)   8,285,505
NET ASSETS -- BEGINNING OF PERIOD.......................................................  16,653,725    8,368,220
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $16,126,307  $16,653,725
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      63,194      608,697
  Redeemed..............................................................................    (152,154)    (151,622)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (88,960)     457,075
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................       2,032        1,494
  Redeemed..............................................................................      (1,422)        (310)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................         610        1,184
                                                                                         ===========  ===========

                                                                                           EQ/INTERNATIONAL
                                                                                              CORE PLUS*
                                                                                         -------------------
                                                                                            2011      2010
                                                                                         ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  25,386  $ 12,664
  Net realized gain (loss) on investments...............................................     3,062   (43,650)
  Change in unrealized appreciation (depreciation) of investments.......................  (179,607)  103,785
                                                                                         ---------  --------

  Net Increase (decrease) in net assets from operations.................................  (151,159)   72,799
                                                                                         ---------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   285,671   246,514
   Transfers between funds including guaranteed interest account, net...................    18,089   (12,642)
   Transfers for contract benefits and terminations.....................................   (11,421)   (2,022)
   Contract maintenance charges.........................................................   (94,585)  (76,715)
                                                                                         ---------  --------

  Net increase (decrease) in net assets from contractowners transactions................   197,754   155,135
                                                                                         ---------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        --        --
                                                                                         ---------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................    46,595   227,934
NET ASSETS -- BEGINNING OF PERIOD.......................................................   779,491   551,557
                                                                                         ---------  --------

NET ASSETS -- END OF PERIOD............................................................. $ 826,086  $779,491
                                                                                         =========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................        --        --
  Redeemed..............................................................................        --        --
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................        --        --
                                                                                         =========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................     2,702     2,089
  Redeemed..............................................................................    (1,165)     (825)
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................     1,537     1,264
                                                                                         =========  ========

                                                                                            EQ/INTERNATIONAL
                                                                                              EQUITY INDEX*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   95,083  $   68,811
  Net realized gain (loss) on investments...............................................   (147,267)   (445,463)
  Change in unrealized appreciation (depreciation) of investments.......................   (341,403)    522,886
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (393,587)    146,234
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    681,832     767,798
   Transfers between funds including guaranteed interest account, net...................    (68,310)   (310,247)
   Transfers for contract benefits and terminations.....................................    (97,499)   (184,395)
   Contract maintenance charges.........................................................   (297,694)   (288,977)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    218,329     (15,821)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (175,258)    130,413
NET ASSETS -- BEGINNING OF PERIOD.......................................................  3,106,916   2,976,503
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $2,931,658  $3,106,916
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................        256       2,037
  Redeemed..............................................................................     (6,694)    (43,611)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (6,438)    (41,574)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      4,764       5,574
  Redeemed..............................................................................     (2,087)     (1,721)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      2,677       3,853
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-58

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            EQ/INTERNATIONAL
                                                                                               VALUE PLUS*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  115,321  $   47,818
  Net realized gain (loss) on investments...............................................   (122,952)   (143,947)
  Change in unrealized appreciation (depreciation) of investments.......................   (883,159)    455,063
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (890,790)    358,934
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    500,088     613,362
   Transfers between funds including guaranteed interest account, net...................    (39,803)    260,696
   Transfers for contract benefits and terminations.....................................    (56,886)    (36,743)
   Contract maintenance charges.........................................................   (333,050)   (295,459)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     70,349     541,856
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (820,441)    900,790
NET ASSETS -- BEGINNING OF PERIOD.......................................................  5,520,000   4,619,210
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $4,699,559  $5,520,000
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................        664       6,714
  Redeemed..............................................................................    (10,725)     (9,303)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (10,061)     (2,589)
                                                                                         ----------  ----------

UNIT ACTIVITY CLASS B
  Issued................................................................................      3,671       5,241
  Redeemed..............................................................................     (2,100)       (860)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,571       4,381
                                                                                         ==========  ==========

                                                                                             EQ/JPMORGAN       EQ/LARGE CAP CORE
                                                                                         VALUE OPPORTUNITIES*        PLUS*
                                                                                         ------------------   ------------------
                                                                                           2011       2010      2011      2010
                                                                                         --------   --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  5,513   $  5,415  $  3,550  $  2,786
  Net realized gain (loss) on investments...............................................       67    (15,750)   15,662    23,903
  Change in unrealized appreciation (depreciation) of investments.......................  (27,829)    56,400   (32,644)   22,868
                                                                                         --------   --------  --------  --------

  Net Increase (decrease) in net assets from operations.................................  (22,249)    46,065   (13,432)   49,557
                                                                                         --------   --------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  151,198    141,582    40,415    33,682
   Transfers between funds including guaranteed interest account, net...................  (35,615)    43,179     4,884   193,300
   Transfers for contract benefits and terminations.....................................   (1,921)    (3,587)     (362)      (15)
   Contract maintenance charges.........................................................  (48,570)   (36,879)  (18,846)  (14,581)
                                                                                         --------   --------  --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   65,092    144,295    26,091   212,386
                                                                                         --------   --------  --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --         --        --        --
                                                                                         --------   --------  --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   42,843    190,360    12,659   261,943
NET ASSETS -- BEGINNING OF PERIOD.......................................................  448,673    258,313   314,811    52,868
                                                                                         --------   --------  --------  --------

NET ASSETS -- END OF PERIOD............................................................. $491,516   $448,673  $327,470  $314,811
                                                                                         ========   ========  ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      217      1,206        --        --
  Redeemed..............................................................................      (13)        (9)       --        --
                                                                                         --------   --------  --------  --------
  Net Increase (Decrease)...............................................................      204      1,197        --        --
                                                                                         --------   --------  --------  --------

UNIT ACTIVITY CLASS B
  Issued................................................................................      871      1,169     2,752     2,514
  Redeemed..............................................................................     (450)      (251)   (2,495)     (101)
                                                                                         --------   --------  --------  --------
  Net Increase (Decrease)...............................................................      421        918       257     2,413
                                                                                         ========   ========  ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-59

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             EQ/LARGE CAP
                                                                                             GROWTH INDEX*
                                                                                         --------------------
                                                                                            2011       2010
                                                                                         ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    9,163  $  7,756
  Net realized gain (loss) on investments...............................................      2,256    (3,273)
  Change in unrealized appreciation (depreciation) of investments.......................      5,787   114,563
                                                                                         ----------  --------

  Net Increase (decrease) in net assets from operations.................................     17,206   119,046
                                                                                         ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    226,545   254,013
   Transfers between funds including guaranteed interest account, net...................     11,560    25,959
   Transfers for contract benefits and terminations.....................................    (19,113)   (5,794)
   Contract maintenance charges.........................................................    (96,515)  (81,146)
                                                                                         ----------  --------

  Net increase (decrease) in net assets from contractowners transactions................    122,477   193,032
                                                                                         ----------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         22        --
                                                                                         ----------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................    139,705   312,078
NET ASSETS -- BEGINNING OF PERIOD.......................................................    879,938   567,860
                                                                                         ----------  --------

NET ASSETS -- END OF PERIOD............................................................. $1,019,643  $879,938
                                                                                         ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --        --
  Redeemed..............................................................................         --        --
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................         --        --
                                                                                         ==========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,009     2,904
  Redeemed..............................................................................       (709)     (427)
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................      1,300     2,477
                                                                                         ==========  ========

                                                                                             EQ/LARGE CAP
                                                                                             GROWTH PLUS*
                                                                                         --------------------
                                                                                          2011 (E)     2010
                                                                                         ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    5,563  $  2,004
  Net realized gain (loss) on investments...............................................     (3,155)  (11,369)
  Change in unrealized appreciation (depreciation) of investments.......................      9,073    80,346
                                                                                         ----------  --------

  Net Increase (decrease) in net assets from operations.................................     11,481    70,981
                                                                                         ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    244,109   195,029
   Transfers between funds including guaranteed interest account, net...................    510,509   (20,044)
   Transfers for contract benefits and terminations.....................................    (35,702)   (3,943)
   Contract maintenance charges.........................................................    (92,963)  (53,169)
                                                                                         ----------  --------

  Net increase (decrease) in net assets from contractowners transactions................    625,953   117,873
                                                                                         ----------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --        --
                                                                                         ----------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................    637,434   188,854
NET ASSETS -- BEGINNING OF PERIOD.......................................................    586,233   397,379
                                                                                         ----------  --------

NET ASSETS -- END OF PERIOD............................................................. $1,223,667  $586,233
                                                                                         ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     17,655        --
  Redeemed..............................................................................     (2,784)       --
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................     14,871        --
                                                                                         ==========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................      3,135     1,042
  Redeemed..............................................................................       (499)     (349)
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................      2,636       693
                                                                                         ==========  ========

                                                                                             EQ/LARGE CAP
                                                                                             VALUE INDEX*
                                                                                         --------------------
                                                                                          2011 (F)     2010
                                                                                         ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   94,336  $  4,537
  Net realized gain (loss) on investments...............................................   (244,865)  (32,829)
  Change in unrealized appreciation (depreciation) of investments.......................    318,174    67,662
                                                                                         ----------  --------

  Net Increase (decrease) in net assets from operations.................................    167,645    39,370
                                                                                         ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    566,952   129,608
   Transfers between funds including guaranteed interest account, net...................  6,036,571    (6,307)
   Transfers for contract benefits and terminations.....................................   (325,827)   (2,369)
   Contract maintenance charges.........................................................   (306,789)  (29,772)
                                                                                         ----------  --------

  Net increase (decrease) in net assets from contractowners transactions................  5,970,907    91,160
                                                                                         ----------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --        --
                                                                                         ----------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  6,138,552   130,530
NET ASSETS -- BEGINNING OF PERIOD.......................................................    329,890   199,360
                                                                                         ----------  --------

NET ASSETS -- END OF PERIOD............................................................. $6,468,442  $329,890
                                                                                         ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................    482,748        --
  Redeemed..............................................................................    (54,703)       --
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................    428,045        --
                                                                                         ==========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................      9,180     2,076
  Redeemed..............................................................................       (679)     (478)
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................      8,501     1,598
                                                                                         ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-60

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              EQ/LARGE CAP
                                                                                               VALUE PLUS*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   95,588  $   95,608
  Net realized gain (loss) on investments...............................................   (380,811)   (443,678)
  Change in unrealized appreciation (depreciation) of investments.......................    (84,299)  1,245,610
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (369,522)    897,540
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    658,467     788,096
   Transfers between funds including guaranteed interest account, net...................   (151,010)   (139,611)
   Transfers for contract benefits and terminations.....................................   (334,344)   (121,229)
   Contract maintenance charges.........................................................   (514,900)   (503,373)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (341,787)     23,883
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (711,309)    921,423
NET ASSETS -- BEGINNING OF PERIOD.......................................................  7,870,711   6,949,288
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $7,159,402  $7,870,711
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     18,376      29,908
  Redeemed..............................................................................    (47,793)    (38,506)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (29,417)     (8,598)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,125       3,126
  Redeemed..............................................................................     (1,587)     (1,859)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        538       1,267
                                                                                         ==========  ==========

                                                                                           EQ/LORD ABBETT
                                                                                           LARGE CAP CORE*
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  3,991  $  1,462
  Net realized gain (loss) on investments...............................................    9,590    (4,191)
  Change in unrealized appreciation (depreciation) of investments.......................  (55,468)   54,720
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................  (41,887)   51,991
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  212,315   154,236
   Transfers between funds including guaranteed interest account, net...................  (20,747)   26,709
   Transfers for contract benefits and terminations.....................................     (315)   (7,798)
   Contract maintenance charges.........................................................  (56,091)  (38,965)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................  135,162   134,182
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       17        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   93,292   186,173
NET ASSETS -- BEGINNING OF PERIOD.......................................................  445,638   259,465
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $538,930  $445,638
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................    1,529     1,484
  Redeemed..............................................................................     (437)     (341)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................    1,092     1,143
                                                                                         ========  ========

                                                                                           EQ/MFS INTERNATIONAL
                                                                                                  GROWTH*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    16,381  $    48,437
  Net realized gain (loss) on investments...............................................     591,846      515,809
  Change in unrealized appreciation (depreciation) of investments.......................  (2,464,312)   1,587,804
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (1,856,085)   2,152,050
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,782,990    1,807,388
   Transfers between funds including guaranteed interest account, net...................    (406,770)    (655,846)
   Transfers for contract benefits and terminations.....................................    (958,368)  (1,840,289)
   Contract maintenance charges.........................................................  (1,316,774)  (1,295,212)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................    (898,922)  (1,983,959)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (2,755,007)     168,091
NET ASSETS -- BEGINNING OF PERIOD.......................................................  17,184,550   17,016,459
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $14,429,543  $17,184,550
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     101,169      108,777
  Redeemed..............................................................................    (169,461)    (257,058)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (68,292)    (148,281)
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-61

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQ/MID CAP
                                                                                                 INDEX*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   27,517  $   29,286
  Net realized gain (loss) on investments...............................................   (173,491)   (339,198)
  Change in unrealized appreciation (depreciation) of investments.......................     30,142   1,251,037
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (115,832)    941,125
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    801,337     860,992
   Transfers between funds including guaranteed interest account, net...................   (188,270)   (311,903)
   Transfers for contract benefits and terminations.....................................   (143,631)   (170,146)
   Contract maintenance charges.........................................................   (378,179)   (347,722)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     91,257      31,221
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --           8
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (24,575)    972,354
NET ASSETS -- BEGINNING OF PERIOD.......................................................  4,645,432   3,673,078
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD                                                              $4,620,857  $4,645,432
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     19,929      25,864
  Redeemed..............................................................................    (23,626)    (40,656)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (3,697)    (14,792)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      1,945       3,039
  Redeemed..............................................................................       (810)     (1,073)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,135       1,966
                                                                                         ==========  ==========

                                                                                                EQ/MID CAP
                                                                                                VALUE PLUS*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   105,301  $   125,025
  Net realized gain (loss) on investments...............................................    (906,727)  (1,071,808)
  Change in unrealized appreciation (depreciation) of investments.......................    (458,637)   3,530,880
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (1,260,063)   2,584,097
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,477,142    1,742,806
   Transfers between funds including guaranteed interest account, net...................    (578,169)    (876,053)
   Transfers for contract benefits and terminations.....................................    (708,193)    (843,909)
   Contract maintenance charges.........................................................    (929,170)    (942,748)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................    (738,390)    (919,904)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,998,453)   1,664,193
NET ASSETS -- BEGINNING OF PERIOD.......................................................  13,902,500   12,238,307
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD                                                              $11,904,047  $13,902,500
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      87,846      113,161
  Redeemed..............................................................................    (150,898)    (196,426)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (63,052)     (83,265)
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................       1,274        1,931
  Redeemed..............................................................................        (748)      (1,469)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................         526          462
                                                                                         ===========  ===========

                                                                                             EQ/MONEY MARKET*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   (48,239) $   (42,921)
  Net realized gain (loss) on investments...............................................       2,139        7,383
  Change in unrealized appreciation (depreciation) of investments.......................      (4,150)      (5,186)
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................     (50,250)     (40,724)
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  10,682,219    7,736,375
   Transfers between funds including guaranteed interest account, net...................  (5,126,193)  (3,179,567)
   Transfers for contract benefits and terminations.....................................  (4,785,077)  (7,163,199)
   Contract maintenance charges.........................................................  (2,261,115)  (2,383,976)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,490,166)  (4,990,367)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       6,269       11,646
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,534,147)  (5,019,445)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  18,743,636   23,763,081
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD                                                              $17,209,489  $18,743,636
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     675,121      752,968
  Redeemed..............................................................................    (871,715)  (1,222,347)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (196,594)    (469,379)
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................      65,751       40,117
  Redeemed..............................................................................     (60,318)     (38,500)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................       5,433        1,617
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-62

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                                EQ/MONTAG &
                                                                                             CALDWELL GROWTH*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    73,263  $    97,298
  Net realized gain (loss) on investments...............................................   1,969,811    1,805,627
  Change in unrealized appreciation (depreciation) of investments.......................    (855,950)   1,649,576
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................   1,187,124    3,552,501
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   5,232,565    5,642,814
   Transfers between funds including guaranteed interest account, net...................  (2,082,135)  (1,956,930)
   Transfers for contract benefits and terminations.....................................  (3,314,166)  (3,639,062)
   Contract maintenance charges.........................................................  (3,965,041)  (4,042,993)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (4,128,777)  (3,996,171)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       4,999           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (2,936,654)    (443,670)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  49,094,886   49,538,556
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $46,158,232  $49,094,886
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     438,277      521,330
  Redeemed..............................................................................    (790,198)    (915,569)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (351,921)    (394,239)
                                                                                         ===========  ===========

                                                                                             EQ/MORGAN STANLEY
                                                                                              MID CAP GROWTH*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $      (277) $     8,539
  Net realized gain (loss) on investments...............................................   1,071,902      (27,324)
  Change in unrealized appreciation (depreciation) of investments.......................  (1,880,224)   2,683,524
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (808,599)   2,664,739
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,444,841    1,212,467
   Transfers between funds including guaranteed interest account, net...................    (229,803)    (178,041)
   Transfers for contract benefits and terminations.....................................    (710,151)    (578,173)
   Contract maintenance charges.........................................................    (762,825)    (639,273)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................    (257,938)    (183,020)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,066,537)   2,481,719
NET ASSETS -- BEGINNING OF PERIOD.......................................................  11,000,229    8,518,510
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $ 9,933,692  $11,000,229
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      72,836       96,359
  Redeemed..............................................................................    (119,835)    (137,122)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (46,999)     (40,763)
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................       3,677        3,517
  Redeemed..............................................................................        (723)      (1,425)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................       2,954        2,092
                                                                                         ===========  ===========

                                                                                             EQ/PIMCO ULTRA
                                                                                               SHORT BOND*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   26,113  $   14,441
  Net realized gain (loss) on investments...............................................    (50,428)    (94,606)
  Change in unrealized appreciation (depreciation) of investments.......................      6,362     125,816
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    (17,953)     45,651
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    879,203   1,050,100
   Transfers between funds including guaranteed interest account, net...................    (70,013)   (227,519)
   Transfers for contract benefits and terminations.....................................   (247,364)   (379,680)
   Contract maintenance charges.........................................................   (478,379)   (483,884)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     83,447     (40,983)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................     65,494       4,668
NET ASSETS -- BEGINNING OF PERIOD.......................................................  6,081,298   6,076,630
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $6,146,792  $6,081,298
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      1,390       8,692
  Redeemed..............................................................................     (9,203)    (18,801)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (7,813)    (10,109)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................     36,316      53,010
  Redeemed..............................................................................    (41,444)    (74,513)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (5,128)    (21,503)
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-63

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                                EQ/QUALITY
                                                                                                BOND PLUS*
                                                                                         -----------------------
                                                                                            2011         2010
                                                                                         ----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  173,318  $   987,572
  Net realized gain (loss) on investments...............................................   (136,571)      23,135
  Change in unrealized appreciation (depreciation) of investments.......................     30,386     (436,577)
                                                                                         ----------  -----------

  Net Increase (decrease) in net assets from operations.................................     67,133      574,130
                                                                                         ----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  1,016,302    1,187,503
   Transfers between funds including guaranteed interest account, net...................   (166,331)    (639,196)
   Transfers for contract benefits and terminations.....................................   (692,255)  (1,030,530)
   Contract maintenance charges.........................................................   (846,514)    (879,641)
                                                                                         ----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................   (688,798)  (1,361,864)
                                                                                         ----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --           --
                                                                                         ----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (621,665)    (787,734)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  9,613,240   10,400,974
                                                                                         ----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $8,991,575  $ 9,613,240
                                                                                         ==========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      3,868        2,377
  Redeemed..............................................................................     (8,790)     (13,696)
                                                                                         ----------  -----------
  Net Increase (Decrease)...............................................................     (4,922)     (11,319)
                                                                                         ==========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     50,695       78,132
  Redeemed..............................................................................    (85,609)    (136,950)
                                                                                         ----------  -----------
  Net Increase (Decrease)...............................................................    (34,914)     (58,818)
                                                                                         ==========  ===========

                                                                                            EQ/SMALL COMPANY
                                                                                                 INDEX*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   59,473  $   75,864
  Net realized gain (loss) on investments...............................................    567,397    (241,498)
  Change in unrealized appreciation (depreciation) of investments.......................   (900,834)  1,713,690
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (273,964)  1,548,056
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    402,711     396,891
   Transfers between funds including guaranteed interest account, net...................    (64,490)     31,640
   Transfers for contract benefits and terminations.....................................   (210,543)    (94,378)
   Contract maintenance charges.........................................................   (378,951)   (317,126)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (251,273)     17,027
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (525,237)  1,565,083
NET ASSETS -- BEGINNING OF PERIOD.......................................................  7,529,924   5,964,841
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $7,004,687  $7,529,924
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      6,401      19,935
  Redeemed..............................................................................    (42,867)    (36,399)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (36,466)    (16,464)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      1,923       2,303
  Redeemed..............................................................................     (1,268)     (1,104)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        655       1,199
                                                                                         ==========  ==========

                                                                                             EQ/T. ROWE PRICE
                                                                                               GROWTH STOCK*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  (211,700) $  (203,921)
  Net realized gain (loss) on investments...............................................     160,983      472,590
  Change in unrealized appreciation (depreciation) of investments.......................    (836,722)   5,020,404
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (887,439)   5,289,073
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   4,133,674    4,337,816
   Transfers between funds including guaranteed interest account, net...................  (1,205,464)  (1,378,517)
   Transfers for contract benefits and terminations.....................................  (2,677,209)  (2,655,331)
   Contract maintenance charges.........................................................  (3,101,504)  (3,209,298)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (2,850,503)  (2,905,330)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       4,999           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (3,732,943)   2,383,743
NET ASSETS -- BEGINNING OF PERIOD.......................................................  38,614,588   36,230,845
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $34,881,645  $38,614,588
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................     254,240      302,594
  Redeemed..............................................................................    (433,152)    (514,556)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (178,912)    (211,962)
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-64

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                               EQ/UBS GROWTH
                                                                                                 & INCOME*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    53,894  $    48,044
  Net realized gain (loss) on investments...............................................     (15,995)     182,966
  Change in unrealized appreciation (depreciation) of investments.......................    (485,028)   1,521,966
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (447,129)   1,752,976
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,768,837    1,910,992
   Transfers between funds including guaranteed interest account, net...................    (611,758)    (541,865)
   Transfers for contract benefits and terminations.....................................  (1,121,251)  (1,171,139)
   Contract maintenance charges.........................................................  (1,342,822)  (1,390,976)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,306,994)  (1,192,988)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      14,998           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,739,125)     559,988
NET ASSETS -- BEGINNING OF PERIOD.......................................................  15,478,914   14,918,926
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $13,739,789  $15,478,914
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................     146,731      177,890
  Redeemed..............................................................................    (257,856)    (295,297)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (111,125)    (117,407)
                                                                                         ===========  ===========

                                                                                            EQ/VAN KAMPEN
                                                                                              COMSTOCK*
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  9,345  $  6,426
  Net realized gain (loss) on investments...............................................   (5,524)   (5,539)
  Change in unrealized appreciation (depreciation) of investments.......................  (16,760)   80,066
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................  (12,939)   80,953
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  101,934   130,766
   Transfers between funds including guaranteed interest account, net...................   41,406   213,325
   Transfers for contract benefits and terminations.....................................   (6,393)   (1,758)
   Contract maintenance charges.........................................................  (47,067)  (34,255)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   89,880   308,078
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   76,941   389,031
NET ASSETS -- BEGINNING OF PERIOD.......................................................  580,728   191,697
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $657,669  $580,728
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................    3,239     3,398
  Redeemed..............................................................................   (2,425)     (153)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................      814     3,245
                                                                                         ========  ========

                                                                                             EQ/WELLS FARGO
                                                                                              OMEGA GROWTH*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $       --  $       73
  Net realized gain (loss) on investments...............................................     42,146      50,417
  Change in unrealized appreciation (depreciation) of investments.......................   (147,068)    120,403
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (104,922)    170,893
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    490,994     336,351
   Transfers between funds including guaranteed interest account, net...................    351,007     354,781
   Transfers for contract benefits and terminations.....................................    (16,689)     (9,474)
   Contract maintenance charges.........................................................   (131,413)    (63,956)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    693,899     617,702
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    588,977     788,595
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,040,732     252,137
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,629,709  $1,040,732
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................      8,641       6,665
  Redeemed..............................................................................     (3,277)       (880)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      5,364       5,785
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-65

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         FIDELITY(R) VIP ASSET
                                                                                         MANAGER PORTFOLIO
                                                                                         --------------------
                                                                                          2011       2010
                                                                                          ------    --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  154    $    131
  Net realized gain (loss) on investments...............................................     58      15,898
  Change in unrealized appreciation (depreciation) of investments.......................   (417)    (11,462)
                                                                                          ------    --------

  Net Increase (decrease) in net assets from operations.................................   (205)      4,567
                                                                                          ------    --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................      5         163
   Transfers between funds including guaranteed interest account, net...................  2,046     (50,004)
   Transfers for contract benefits and terminations.....................................     --     (44,648)
   Contract maintenance charges.........................................................   (268)     (3,037)
                                                                                          ------    --------

  Net increase (decrease) in net assets from contractowners transactions................  1,783     (97,526)
                                                                                          ------    --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.     --          --
                                                                                          ------    --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  1,578     (92,959)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  5,783      98,742
                                                                                          ------    --------

NET ASSETS -- END OF PERIOD............................................................. $7,361    $  5,783
                                                                                          ======    ========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................    141         510
  Redeemed..............................................................................    (18)     (7,919)
                                                                                          ------    --------
  Net Increase (Decrease)...............................................................    123      (7,409)
                                                                                          ======    ========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................     --          --
  Redeemed..............................................................................     --          --
                                                                                          ------    --------
  Net Increase (Decrease)...............................................................     --          --
                                                                                          ======    ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued................................................................................     --          --
  Redeemed..............................................................................     --          --
                                                                                          ------    --------
  Net Increase (Decrease)...............................................................     --          --
                                                                                          ======    ========

                                                                                              FIDELITY(R) VIP
                                                                                          CONTRAFUND(R) PORTFOLIO
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   142,616  $   156,961
  Net realized gain (loss) on investments...............................................    (978,767)  (2,067,301)
  Change in unrealized appreciation (depreciation) of investments.......................     116,096    5,770,971
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (720,055)   3,860,631
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   2,237,630    2,207,249
   Transfers between funds including guaranteed interest account, net...................    (723,710)    (742,187)
   Transfers for contract benefits and terminations.....................................  (1,938,160)  (1,867,830)
   Contract maintenance charges.........................................................  (1,825,349)  (1,879,830)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (2,249,589)  (2,282,598)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       1,999           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (2,967,645)   1,578,033
NET ASSETS -- BEGINNING OF PERIOD.......................................................  26,505,022   24,926,989
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $23,537,377  $26,505,022
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................       7,847       39,131
  Redeemed..............................................................................     (41,357)     (61,788)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (33,510)     (22,657)
                                                                                         ===========  ===========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................     144,599      158,434
  Redeemed..............................................................................    (263,047)    (307,565)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (118,446)    (149,131)
                                                                                         ===========  ===========

UNIT ACTIVITY SERVICE CLASS 2
  Issued................................................................................       3,456        1,537
  Redeemed..............................................................................      (1,402)        (205)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................       2,054        1,332
                                                                                         ===========  ===========

                                                                                           FIDELITY(R) VIP
                                                                                           GROWTH & INCOME
                                                                                              PORTFOLIO
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $ 10,284  $  3,268
  Net realized gain (loss) on investments...............................................   (8,008)   (6,965)
  Change in unrealized appreciation (depreciation) of investments.......................    9,775    63,439
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................   12,051    59,742
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   57,233    36,518
   Transfers between funds including guaranteed interest account, net...................   30,382    76,234
   Transfers for contract benefits and terminations.....................................   (9,056)     (566)
   Contract maintenance charges.........................................................  (22,227)  (12,384)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   56,332    99,802
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   68,383   159,544
NET ASSETS -- BEGINNING OF PERIOD.......................................................  508,273   348,729
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $576,656  $508,273
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................    3,160    10,184
  Redeemed..............................................................................   (4,768)   (1,394)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................   (1,608)    8,790
                                                                                         ========  ========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

UNIT ACTIVITY SERVICE CLASS 2
  Issued................................................................................      752       110
  Redeemed..............................................................................      (11)      (22)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................      741        88
                                                                                         ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-66

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          FIDELITY(R) VIP
                                                                                         MID CAP PORTFOLIO
                                                                                         -----------------
                                                                                           2011    2010 (A)
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $     50  $    78
  Net realized gain (loss) on investments...............................................    2,733      617
  Change in unrealized appreciation (depreciation) of investments.......................  (25,572)   3,467
                                                                                         --------  -------

  Net Increase (decrease) in net assets from operations.................................  (22,789)   4,162
                                                                                         --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  135,227   38,021
   Transfers between funds including guaranteed interest account, net...................   49,274   38,625
   Transfers for contract benefits and terminations.....................................      (20)      --
   Contract maintenance charges.........................................................  (25,407)  (2,721)
                                                                                         --------  -------

  Net increase (decrease) in net assets from contractowners transactions................  159,074   73,925
                                                                                         --------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --       --
                                                                                         --------  -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  136,285   78,087
NET ASSETS -- BEGINNING OF PERIOD.......................................................   78,087       --
                                                                                         --------  -------

NET ASSETS -- END OF PERIOD............................................................. $214,372  $78,087
                                                                                         ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................       --       --
  Redeemed..............................................................................       --       --
                                                                                         --------  -------
  Net Increase (Decrease)...............................................................       --       --
                                                                                         ========  =======

UNIT ACTIVITY SERVICE CLASS 2...........................................................
  Issued................................................................................    1,778      723
  Redeemed..............................................................................     (345)     (34)
                                                                                         --------  -------
  Net Increase (Decrease)...............................................................    1,433      689
                                                                                         ========  =======

                                                                                             FRANKLIN INCOME
                                                                                             SECURITIES FUND
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  393,003  $  443,329
  Net realized gain (loss) on investments...............................................   (201,143)    (97,645)
  Change in unrealized appreciation (depreciation) of investments.......................    (41,044)    471,740
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    150,816     817,424
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    681,075     783,106
   Transfers between funds including guaranteed interest account, net...................   (329,331)   (206,427)
   Transfers for contract benefits and terminations.....................................   (781,787)   (453,905)
   Contract maintenance charges.........................................................   (414,198)   (436,150)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (844,241)   (313,376)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (693,425)    504,048
NET ASSETS -- BEGINNING OF PERIOD.......................................................  7,296,120   6,792,072
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $6,602,695  $7,296,120
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................     63,100      61,814
  Redeemed..............................................................................   (119,588)    (85,106)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (56,488)    (23,292)
                                                                                         ==========  ==========

UNIT ACTIVITY SERVICE CLASS 2...........................................................
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

                                                                                            FRANKLIN RISING
                                                                                               DIVIDENDS
                                                                                            SECURITIES FUND
                                                                                         --------------------
                                                                                            2011       2010
                                                                                         ----------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   10,321  $  6,801
  Net realized gain (loss) on investments...............................................     (6,719)  (14,726)
  Change in unrealized appreciation (depreciation) of investments.......................     49,585   116,073
                                                                                         ----------  --------

  Net Increase (decrease) in net assets from operations.................................     53,187   108,148
                                                                                         ----------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    280,692   106,157
   Transfers between funds including guaranteed interest account, net...................     24,336    97,491
   Transfers for contract benefits and terminations.....................................    (14,616)  (45,591)
   Contract maintenance charges.........................................................    (68,082)  (41,636)
                                                                                         ----------  --------

  Net increase (decrease) in net assets from contractowners transactions................    222,330   116,421
                                                                                         ----------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --        --
                                                                                         ----------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................    275,517   224,569
NET ASSETS -- BEGINNING OF PERIOD.......................................................    736,919   512,350
                                                                                         ----------  --------

NET ASSETS -- END OF PERIOD............................................................. $1,012,436  $736,919
                                                                                         ==========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................     12,295     8,343
  Redeemed..............................................................................    (10,280)   (7,630)
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................      2,015       713
                                                                                         ==========  ========

UNIT ACTIVITY SERVICE CLASS 2...........................................................
  Issued................................................................................         --        --
  Redeemed..............................................................................         --        --
                                                                                         ----------  --------
  Net Increase (Decrease)...............................................................         --        --
                                                                                         ==========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-67

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         FRANKLIN SMALL CAP
                                                                                               VALUE        FRANKLIN STRATEGIC
                                                                                          SECURITIES FUND   INCOME SECURITIES FUND
                                                                                         ----------------   ---------------------
                                                                                           2011    2010 (A)   2011      2010 (A)
                                                                                         -------   --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   210   $     6  $ 10,534    $     2
  Net realized gain (loss) on investments...............................................   1,073        73       917        113
  Change in unrealized appreciation (depreciation) of investments.......................  (1,802)    2,840    (9,794)     1,644
                                                                                         -------   -------   --------   -------

  Net Increase (decrease) in net assets from operations.................................    (519)    2,919     1,657      1,759
                                                                                         -------   -------   --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  13,651     4,902   139,626     34,395
   Transfers between funds including guaranteed interest account, net...................  16,513    18,325   121,435     52,977
   Transfers for contract benefits and terminations.....................................      --        --      (160)        --
   Contract maintenance charges.........................................................  (3,981)     (339)  (27,523)    (3,994)
                                                                                         -------   -------   --------   -------

  Net increase (decrease) in net assets from contractowners transactions................  26,183    22,888   233,378     83,378
                                                                                         -------   -------   --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      --        --        --         --
                                                                                         -------   -------   --------   -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  25,664    25,807   235,035     85,137
NET ASSETS -- BEGINNING OF PERIOD.......................................................  25,807        --    85,137         --
                                                                                         -------   -------   --------   -------

NET ASSETS -- END OF PERIOD............................................................. $51,471   $25,807  $320,172    $85,137
                                                                                         =======   =======   ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................     360       251     2,470        830
  Redeemed..............................................................................    (101)       (9)     (313)       (21)
                                                                                         -------   -------   --------   -------
  Net Increase (Decrease)...............................................................     259       242     2,157        809
                                                                                         =======   =======   ========   =======

UNIT ACTIVITY SERIES I
  Issued................................................................................      --        --        --         --
  Redeemed..............................................................................      --        --        --         --
                                                                                         -------   -------   --------   -------
  Net Increase (Decrease)...............................................................      --        --        --         --
                                                                                         =======   =======   ========   =======

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued................................................................................      --        --        --         --
  Redeemed..............................................................................      --        --        --         --
                                                                                         -------   -------   --------   -------
  Net Increase (Decrease)...............................................................      --        --        --         --
                                                                                         =======   =======   ========   =======

                                                                                           GOLDMAN SACHS     INVESCO V.I.
                                                                                            VIT MID CAP     DIVIDEND GROWTH
                                                                                             VALUE FUND          FUND
                                                                                         -----------------  ---------------
                                                                                           2011    2010 (A)  2011 (C) (D)
                                                                                         --------  -------- ---------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    779  $   207     $   (411)
  Net realized gain (loss) on investments...............................................    3,334      241       (2,993)
  Change in unrealized appreciation (depreciation) of investments.......................  (12,291)   7,468       22,707
                                                                                         --------  -------     --------

  Net Increase (decrease) in net assets from operations.................................   (8,178)   7,916       19,303
                                                                                         --------  -------     --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   74,542   37,840       23,172
   Transfers between funds including guaranteed interest account, net...................   25,717   10,347      151,329
   Transfers for contract benefits and terminations.....................................       --       --       (7,072)
   Contract maintenance charges.........................................................  (12,093)  (2,244)      (9,665)
                                                                                         --------  -------     --------

  Net increase (decrease) in net assets from contractowners transactions................   88,166   45,943      157,764
                                                                                         --------  -------     --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --       --           --
                                                                                         --------  -------     --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   79,988   53,859      177,067
NET ASSETS -- BEGINNING OF PERIOD.......................................................   53,859       --           --
                                                                                         --------  -------     --------

NET ASSETS -- END OF PERIOD............................................................. $133,847  $53,859     $177,067
                                                                                         ========  =======     ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................       --       --           --
  Redeemed..............................................................................       --       --           --
                                                                                         --------  -------     --------
  Net Increase (Decrease)...............................................................       --       --           --
                                                                                         ========  =======     ========

UNIT ACTIVITY SERIES I
  Issued................................................................................       --       --       32,784
  Redeemed..............................................................................       --       --       (5,033)
                                                                                         --------  -------     --------
  Net Increase (Decrease)...............................................................       --       --       27,751
                                                                                         ========  =======     ========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued................................................................................      998      516           --
  Redeemed..............................................................................     (174)     (19)          --
                                                                                         --------  -------     --------
  Net Increase (Decrease)...............................................................      824      497           --
                                                                                         ========  =======     ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-68

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         INVESCO V.I. GLOBAL INVESCO V.I. GLOBAL
                                                                                          HEALTH CARE FUND    REAL ESTATE FUND
                                                                                         ------------------  -----------------
                                                                                           2011      2010      2011     2010 (A)
                                                                                         --------  --------  --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $ (1,989) $ (1,850) $  9,266   $ 2,377
  Net realized gain (loss) on investments...............................................   (2,767)  (34,189)    1,320        46
  Change in unrealized appreciation (depreciation) of investments.......................   28,551    67,248   (31,592)    3,401
                                                                                         --------  --------  --------   -------

  Net Increase (decrease) in net assets from operations.................................   23,795    31,209   (21,006)    5,824
                                                                                         --------  --------  --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   67,518    68,980   160,579    56,501
   Transfers between funds including guaranteed interest account, net...................   13,897     7,207    79,424    19,524
   Transfers for contract benefits and terminations.....................................  (36,810)  (61,177)      (27)       --
   Contract maintenance charges.........................................................  (42,465)  (40,646)  (22,036)   (2,029)
                                                                                         --------  --------  --------   -------

  Net increase (decrease) in net assets from contractowners transactions................    2,140   (25,636)  217,940    73,996
                                                                                         --------  --------  --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --        --        --
                                                                                         --------  --------  --------   -------

INCREASE (DECREASE) IN NET ASSETS.......................................................   25,935     5,573   196,934    79,820
NET ASSETS -- BEGINNING OF PERIOD.......................................................  653,883   648,310    79,820        --
                                                                                         --------  --------  --------   -------

NET ASSETS -- END OF PERIOD............................................................. $679,818  $653,883  $276,754   $79,820
                                                                                         ========  ========  ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued................................................................................    6,657     8,572        --        --
  Redeemed..............................................................................   (6,436)  (10,803)       --        --
                                                                                         --------  --------  --------   -------
  Net Increase (Decrease)...............................................................      221    (2,231)       --        --
                                                                                         ========  ========  ========   =======

UNIT ACTIVITY SERIES II
  Issued................................................................................       --        --     2,562       722
  Redeemed..............................................................................       --        --      (618)       (6)
                                                                                         --------  --------  --------   -------
  Net Increase (Decrease)...............................................................       --        --     1,944       716
                                                                                         ========  ========  ========   =======

                                                                                            INVESCO V.I.
                                                                                           INTERNATIONAL
                                                                                            GROWTH FUND
                                                                                         -----------------
                                                                                           2011    2010 (A)
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  1,156  $   259
  Net realized gain (loss) on investments...............................................    2,230       46
  Change in unrealized appreciation (depreciation) of investments.......................  (16,658)   3,070
                                                                                         --------  -------

  Net Increase (decrease) in net assets from operations.................................  (13,272)   3,375
                                                                                         --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  124,889   22,176
   Transfers between funds including guaranteed interest account, net...................   57,673   45,381
   Transfers for contract benefits and terminations.....................................       (2)      --
   Contract maintenance charges.........................................................  (23,184)  (2,106)
                                                                                         --------  -------

  Net increase (decrease) in net assets from contractowners transactions................  159,376   65,451
                                                                                         --------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --       --
                                                                                         --------  -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  146,104   68,826
NET ASSETS -- BEGINNING OF PERIOD.......................................................   68,826       --
                                                                                         --------  -------

NET ASSETS -- END OF PERIOD............................................................. $214,930  $68,826
                                                                                         ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued................................................................................       --       --
  Redeemed..............................................................................       --       --
                                                                                         --------  -------
  Net Increase (Decrease)...............................................................       --       --
                                                                                         ========  =======

UNIT ACTIVITY SERIES II
  Issued................................................................................    1,736      626
  Redeemed..............................................................................     (266)      (3)
                                                                                         --------  -------
  Net Increase (Decrease)...............................................................    1,470      623
                                                                                         ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-69

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         INVESCO V.I. MID     INVESCO V.I. SMALL
                                                                                         CAP CORE EQUITY FUND  CAP EQUITY FUND
                                                                                         -------------------  ----------------
                                                                                           2011     2010 (A)    2011    2010 (A)
                                                                                          -------   --------  -------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    45    $    20   $    --   $    --
  Net realized gain (loss) on investments...............................................     622         16       555        12
  Change in unrealized appreciation (depreciation) of investments.......................  (4,105)     1,076    (3,450)      908
                                                                                          -------   -------   -------   -------

  Net Increase (decrease) in net assets from operations.................................  (3,438)     1,112    (2,895)      920
                                                                                          -------   -------   -------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  26,175      4,497    36,458     4,139
   Transfers between funds including guaranteed interest account, net...................  17,741     14,564    23,079     6,905
   Transfers for contract benefits and terminations.....................................      --         --        --        --
   Contract maintenance charges.........................................................  (5,784)      (893)   (6,675)     (438)
                                                                                          -------   -------   -------   -------

  Net increase (decrease) in net assets from contractowners transactions................  38,132     18,168    52,862    10,606
                                                                                          -------   -------   -------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      --         --        --        --
                                                                                          -------   -------   -------   -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  34,694     19,280    49,967    11,526
NET ASSETS -- BEGINNING OF PERIOD.......................................................  19,280         --    11,526        --
                                                                                          -------   -------   -------   -------

NET ASSETS -- END OF PERIOD............................................................. $53,974    $19,280   $61,493   $11,526
                                                                                          =======   =======   =======   =======

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued................................................................................      --         --        --        --
  Redeemed..............................................................................      --         --        --        --
                                                                                          -------   -------   -------   -------
  Net Increase (Decrease)...............................................................      --         --        --        --
                                                                                          =======   =======   =======   =======

UNIT ACTIVITY SERIES II
  Issued................................................................................     461        189       610       106
  Redeemed..............................................................................     (95)        (6)     (148)       (1)
                                                                                          -------   -------   -------   -------
  Net Increase (Decrease)...............................................................     366        183       462       105
                                                                                          =======   =======   =======   =======

                                                                                            INVESCO V.I.
                                                                                           TECHNOLOGY FUND
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   (297) $   (690)
  Net realized gain (loss) on investments...............................................    8,813     2,435
  Change in unrealized appreciation (depreciation) of investments.......................  (19,782)   42,997
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................  (11,266)   44,742
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   28,971    31,239
   Transfers between funds including guaranteed interest account, net...................  (32,696)   41,115
   Transfers for contract benefits and terminations.....................................   (2,623)   (8,382)
   Contract maintenance charges.........................................................  (15,826)  (12,381)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................  (22,174)   51,591
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (33,440)   96,333
NET ASSETS -- BEGINNING OF PERIOD.......................................................  277,429   181,096
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $243,989  $277,429
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY SERIES I
  Issued................................................................................    3,189     7,564
  Redeemed..............................................................................   (5,012)   (3,368)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................   (1,823)    4,196
                                                                                         ========  ========

UNIT ACTIVITY SERIES II
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-70

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          INVESCO VAN KAMPEN
                                                                                          V.I. GLOBAL VALUE      IVY FUNDS VIP
                                                                                             EQUITY FUND            ENERGY
                                                                                         -------------------  ------------------
                                                                                            2011      2010      2011    2010 (A)
                                                                                         ---------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  15,783  $  8,235  $     --  $     --
  Net realized gain (loss) on investments...............................................   (19,476)  (92,058)    8,871     3,742
  Change in unrealized appreciation (depreciation) of investments.......................   (51,785)  136,922   (54,023)   19,233
                                                                                         ---------  --------  --------  --------

  Net Increase (decrease) in net assets from operations.................................   (55,478)   53,099   (45,152)   22,975
                                                                                         ---------  --------  --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    61,739    73,040   215,626    60,635
   Transfers between funds including guaranteed interest account, net...................   (10,216)  (18,379)  115,984    25,243
   Transfers for contract benefits and terminations.....................................   (64,739)  (28,691)     (122)       --
   Contract maintenance charges.........................................................   (39,259)  (39,320)  (29,822)   (2,837)
                                                                                         ---------  --------  --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   (52,475)  (13,350)  301,666    83,041
                                                                                         ---------  --------  --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        --        (3)       --        --
                                                                                         ---------  --------  --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (107,953)   39,746   256,514   106,016
NET ASSETS -- BEGINNING OF PERIOD.......................................................   552,883   513,137   106,016        --
                                                                                         ---------  --------  --------  --------

NET ASSETS -- END OF PERIOD............................................................. $ 444,930  $552,883  $362,530  $106,016
                                                                                         =========  ========  ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued................................................................................     5,055     7,180        --        --
  Redeemed..............................................................................    (9,293)   (8,382)       --        --
                                                                                         ---------  --------  --------  --------
  Net Increase (Decrease)...............................................................    (4,238)   (1,202)       --        --
                                                                                         =========  ========  ========  ========

UNIT ACTIVITY COMMON SHARES
  Issued................................................................................        --        --     4,678     1,074
  Redeemed..............................................................................        --        --    (2,121)     (148)
                                                                                         ---------  --------  --------  --------
  Net Increase (Decrease)...............................................................        --        --     2,557       926
                                                                                         =========  ========  ========  ========

                                                                                          IVY FUNDS VIP MID
                                                                                             CAP GROWTH
                                                                                         ------------------
                                                                                           2011    2010 (A)
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  7,847  $     --
  Net realized gain (loss) on investments...............................................    3,751       122
  Change in unrealized appreciation (depreciation) of investments.......................  (20,086)   10,971
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................   (8,488)   11,093
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  124,304   116,920
   Transfers between funds including guaranteed interest account, net...................  107,541    15,462
   Transfers for contract benefits and terminations.....................................       --        --
   Contract maintenance charges.........................................................  (25,189)   (2,351)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................  206,656   130,031
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  198,168   141,124
NET ASSETS -- BEGINNING OF PERIOD.......................................................  141,124        --
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $339,292  $141,124
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

UNIT ACTIVITY COMMON SHARES
  Issued................................................................................    1,945     1,235
  Redeemed..............................................................................     (217)      (16)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................    1,728     1,219
                                                                                         ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.


                                    FSA-71

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         IVY FUNDS VIP SMALL
                                                                                             CAP GROWTH
                                                                                         -----------------
                                                                                           2011     2010 (A)
                                                                                         --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    517   $    --
  Net realized gain (loss) on investments...............................................    2,457       155
  Change in unrealized appreciation (depreciation) of investments.......................  (14,513)    4,017
                                                                                         --------   -------

  Net Increase (decrease) in net assets from operations.................................  (11,539)    4,172
                                                                                         --------   -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   66,991    11,927
   Transfers between funds including guaranteed interest account, net...................   21,946    22,721
   Transfers for contract benefits and terminations.....................................       --        --
   Contract maintenance charges.........................................................  (10,675)   (1,388)
                                                                                         --------   -------

  Net increase (decrease) in net assets from contractowners transactions................   78,262    33,260
                                                                                         --------   -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------   -------

INCREASE (DECREASE) IN NET ASSETS.......................................................   66,723    37,432
NET ASSETS -- BEGINNING OF PERIOD.......................................................   37,432        --
                                                                                         --------   -------

NET ASSETS -- END OF PERIOD............................................................. $104,155   $37,432
                                                                                         ========   =======

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued................................................................................      932       359
  Redeemed..............................................................................     (236)      (29)
                                                                                         --------   -------
  Net Increase (Decrease)...............................................................      696       330
                                                                                         ========   =======

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------   -------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========   =======

                                                                                           JANUS ASPEN SERIES
                                                                                           BALANCED PORTFOLIO
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  167,455  $  208,624
  Net realized gain (loss) on investments...............................................    633,612     176,168
  Change in unrealized appreciation (depreciation) of investments.......................   (676,126)    278,553
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    124,941     663,345
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    857,781     758,499
   Transfers between funds including guaranteed interest account, net...................   (197,495)   (110,582)
   Transfers for contract benefits and terminations.....................................   (879,587)   (555,657)
   Contract maintenance charges.........................................................   (740,635)   (729,971)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (959,936)   (637,711)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        200          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (834,795)     25,634
NET ASSETS -- BEGINNING OF PERIOD.......................................................  8,807,191   8,781,557
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $7,972,396  $8,807,191
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................     77,750      79,456
  Redeemed..............................................................................   (134,628)   (120,305)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (56,878)    (40,849)
                                                                                         ==========  ==========

                                                                                            JANUS ASPEN SERIES
                                                                                           ENTERPRISE PORTFOLIO
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   (45,447) $   (33,236)
  Net realized gain (loss) on investments...............................................     654,278      620,077
  Change in unrealized appreciation (depreciation) of investments.......................    (824,662)   2,223,597
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................    (215,831)   2,810,438
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................     992,057    1,015,127
   Transfers between funds including guaranteed interest account, net...................    (404,284)    (595,170)
   Transfers for contract benefits and terminations.....................................    (706,496)    (793,568)
   Contract maintenance charges.........................................................    (910,962)    (899,403)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,029,685)  (1,273,014)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      10,000           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (1,235,516)   1,537,424
NET ASSETS -- BEGINNING OF PERIOD.......................................................  13,556,888   12,019,464
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $12,321,372  $13,556,888
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY COMMON SHARES
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................     109,684      134,638
  Redeemed..............................................................................    (209,885)    (285,252)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (100,201)    (150,614)
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-72

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                         JANUS ASPEN SERIES FORTY
                                                                                                 PORTFOLIO
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $     7,030  $     2,381
  Net realized gain (loss) on investments...............................................     453,868      845,560
  Change in unrealized appreciation (depreciation) of investments.......................  (1,618,520)     181,185
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (1,157,622)   1,029,126
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,185,923    1,244,541
   Transfers between funds including guaranteed interest account, net...................    (624,049)    (470,585)
   Transfers for contract benefits and terminations.....................................    (847,572)  (1,174,883)
   Contract maintenance charges.........................................................    (980,287)  (1,055,399)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,265,985)  (1,456,326)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (2,423,607)    (427,200)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  17,600,656   18,027,856
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $15,177,049  $17,600,656
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................      86,560      128,457
  Redeemed..............................................................................    (174,019)    (244,963)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (87,459)    (116,506)
                                                                                         ===========  ===========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................      16,298       25,286
  Redeemed..............................................................................     (25,604)     (35,554)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................      (9,306)     (10,268)
                                                                                         ===========  ===========

                                                                                            JANUS ASPEN SERIES
                                                                                            OVERSEAS PORTFOLIO
                                                                                         -----------------------
                                                                                             2011        2010
                                                                                         -----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    14,999  $   32,649
  Net realized gain (loss) on investments...............................................     (94,159)      4,854
  Change in unrealized appreciation (depreciation) of investments.......................  (2,811,531)  1,901,373
                                                                                         -----------  ----------

  Net Increase (decrease) in net assets from operations.................................  (2,890,691)  1,938,876
                                                                                         -----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................     528,107     526,112
   Transfers between funds including guaranteed interest account, net...................    (237,019)    110,569
   Transfers for contract benefits and terminations.....................................    (656,321)   (684,939)
   Contract maintenance charges.........................................................    (362,779)   (417,358)
                                                                                         -----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    (728,012)   (465,616)
                                                                                         -----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --          --
                                                                                         -----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (3,618,703)  1,473,260
NET ASSETS -- BEGINNING OF PERIOD.......................................................   9,439,548   7,966,288
                                                                                         -----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $ 5,820,845  $9,439,548
                                                                                         ===========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................       3,855      24,848
  Redeemed..............................................................................     (15,831)    (39,047)
                                                                                         -----------  ----------
  Net Increase (Decrease)...............................................................     (11,976)    (14,199)
                                                                                         ===========  ==========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................      23,795      29,764
  Redeemed..............................................................................     (39,691)    (34,274)
                                                                                         -----------  ----------
  Net Increase (Decrease)...............................................................     (15,896)     (4,510)
                                                                                         ===========  ==========

                                                                                           JANUS ASPEN SERIES
                                                                                          PERKINS MID CAP VALUE
                                                                                                PORTFOLIO
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    7,984  $    6,776
  Net realized gain (loss) on investments...............................................    (15,499)    (43,408)
  Change in unrealized appreciation (depreciation) of investments.......................    (30,861)    230,960
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    (38,376)    194,328
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................     15,750       1,397
   Transfers between funds including guaranteed interest account, net...................      5,400      38,825
   Transfers for contract benefits and terminations.....................................    (14,777)    (24,607)
   Contract maintenance charges.........................................................   (149,891)   (134,966)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (143,518)   (119,351)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (181,894)     74,977
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,450,394   1,375,417
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,268,500  $1,450,394
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................      1,195       5,263
  Redeemed..............................................................................     (9,270)    (12,967)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (8,075)     (7,704)
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-73

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                            JANUS ASPEN SERIES
                                                                                            WORLDWIDE PORTFOLIO
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    14,566  $    18,940
  Net realized gain (loss) on investments...............................................     (93,879)     (69,195)
  Change in unrealized appreciation (depreciation) of investments.......................  (1,433,752)   1,585,556
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (1,513,065)   1,535,301
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,116,928    1,212,530
   Transfers between funds including guaranteed interest account, net...................    (548,016)    (369,973)
   Transfers for contract benefits and terminations.....................................    (661,590)    (946,453)
   Contract maintenance charges.........................................................    (909,163)    (981,361)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................  (1,001,841)  (1,085,257)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       5,000           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (2,509,906)     450,044
NET ASSETS -- BEGINNING OF PERIOD.......................................................  11,486,802   11,036,758
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $ 8,976,896  $11,486,802
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................     144,202      210,551
  Redeemed..............................................................................    (266,121)    (356,752)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................    (121,919)    (146,201)
                                                                                         ===========  ===========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

                                                                                          LAZARD RETIREMENT
                                                                                           EMERGING MARKETS
                                                                                           EQUITY PORTFOLIO
                                                                                         -------------------
                                                                                            2011    2010 (A)
                                                                                         ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  19,634  $  3,008
  Net realized gain (loss) on investments...............................................     2,767        46
  Change in unrealized appreciation (depreciation) of investments.......................  (170,948)   10,322
                                                                                         ---------  --------

  Net Increase (decrease) in net assets from operations.................................  (148,547)   13,376
                                                                                         ---------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   531,446   160,834
   Transfers between funds including guaranteed interest account, net...................   273,968   189,002
   Transfers for contract benefits and terminations.....................................    (2,450)       --
   Contract maintenance charges.........................................................   (92,986)   (9,294)
                                                                                         ---------  --------

  Net increase (decrease) in net assets from contractowners transactions................   709,978   340,542
                                                                                         ---------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        --        --
                                                                                         ---------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   561,431   353,918
NET ASSETS -- BEGINNING OF PERIOD.......................................................   353,918        --
                                                                                         ---------  --------

NET ASSETS -- END OF PERIOD............................................................. $ 915,349  $353,918
                                                                                         =========  ========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................        --        --
  Redeemed..............................................................................        --        --
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................        --        --
                                                                                         =========  ========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................        --        --
  Redeemed..............................................................................        --        --
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................        --        --
                                                                                         =========  ========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued................................................................................     7,411     3,106
  Redeemed..............................................................................      (726)       (2)
                                                                                         ---------  --------
  Net Increase (Decrease)...............................................................     6,685     3,104
                                                                                         =========  ========

                                                                                         MFS(R) INTERNATIONAL
                                                                                           VALUE PORTFOLIO
                                                                                         ------------------
                                                                                           2011     2010 (A)
                                                                                         --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  3,154   $     --
  Net realized gain (loss) on investments...............................................    4,572      1,271
  Change in unrealized appreciation (depreciation) of investments.......................  (17,767)    13,577
                                                                                         --------   --------

  Net Increase (decrease) in net assets from operations.................................  (10,041)    14,848
                                                                                         --------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  194,678    110,151
   Transfers between funds including guaranteed interest account, net...................   71,358     47,443
   Transfers for contract benefits and terminations.....................................      (26)        --
   Contract maintenance charges.........................................................  (29,803)    (4,214)
                                                                                         --------   --------

  Net increase (decrease) in net assets from contractowners transactions................  236,207    153,380
                                                                                         --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --         --
                                                                                         --------   --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  226,166    168,228
NET ASSETS -- BEGINNING OF PERIOD.......................................................  168,228         --
                                                                                         --------   --------

NET ASSETS -- END OF PERIOD............................................................. $394,394   $168,228
                                                                                         ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY INSTITUTIONAL SHARES
  Issued................................................................................       --         --
  Redeemed..............................................................................       --         --
                                                                                         --------   --------
  Net Increase (Decrease)...............................................................       --         --
                                                                                         ========   ========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................    3,279      1,707
  Redeemed..............................................................................   (1,095)      (133)
                                                                                         --------   --------
  Net Increase (Decrease)...............................................................    2,184      1,574
                                                                                         ========   ========

UNIT ACTIVITY SERVICE SHARE CLASS
  Issued................................................................................       --         --
  Redeemed..............................................................................       --         --
                                                                                         --------   --------
  Net Increase (Decrease)...............................................................       --         --
                                                                                         ========   ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-74

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                         MFS(R) INVESTORS
                                                                                           GROWTH STOCK    MFS(R) INVESTORS
                                                                                              SERIES         TRUST SERIES
                                                                                         ----------------  ----------------
                                                                                           2011   2010 (A)   2011   2010 (A)
                                                                                         -------  -------- -------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    40   $   --  $   108   $   --
  Net realized gain (loss) on investments...............................................     115       25      130       10
  Change in unrealized appreciation (depreciation) of investments.......................    (415)     274     (452)     146
                                                                                         -------   ------  -------   ------

  Net Increase (decrease) in net assets from operations.................................    (260)     299     (214)     156
                                                                                         -------   ------  -------   ------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  15,199    4,198   10,846    1,099
   Transfers between funds including guaranteed interest account, net...................   4,025     (866)   6,804      137
   Transfers for contract benefits and terminations.....................................      --       --       --       --
   Contract maintenance charges.........................................................  (2,172)    (214)  (2,671)    (169)
                                                                                         -------   ------  -------   ------

  Net increase (decrease) in net assets from contractowners transactions................  17,052    3,118   14,979    1,067
                                                                                         -------   ------  -------   ------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      --       --       --       --
                                                                                         -------   ------  -------   ------

INCREASE (DECREASE) IN NET ASSETS.......................................................  16,792    3,417   14,765    1,223
NET ASSETS -- BEGINNING OF PERIOD.......................................................   3,417       --    1,223       --
                                                                                         -------   ------  -------   ------

NET ASSETS -- END OF PERIOD............................................................. $20,209   $3,417  $15,988   $1,223
                                                                                         =======   ======  =======   ======

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................      --       --       --       --
  Redeemed..............................................................................      --       --       --       --
                                                                                         -------   ------  -------   ------
  Net Increase (Decrease)...............................................................      --       --       --       --
                                                                                         =======   ======  =======   ======

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................     165       38      263       13
  Redeemed..............................................................................      (7)      (6)    (116)      (1)
                                                                                         -------   ------  -------   ------
  Net Increase (Decrease)...............................................................     158       32      147       12
                                                                                         =======   ======  =======   ======


                                                                                         MFS(R) UTILITIES SERIES
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   42,087  $   40,268
  Net realized gain (loss) on investments...............................................    (28,724)   (110,560)
  Change in unrealized appreciation (depreciation) of investments.......................     87,140     249,541
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    100,503     179,249
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    137,780     148,748
   Transfers between funds including guaranteed interest account, net...................    (32,335)   (115,009)
   Transfers for contract benefits and terminations.....................................   (170,680)   (146,771)
   Contract maintenance charges.........................................................    (82,946)    (81,893)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (148,181)   (194,925)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          (2)
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (47,678)    (15,678)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,505,686   1,521,364
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,458,008  $1,505,686
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................      6,725      10,598
  Redeemed..............................................................................    (11,476)    (18,584)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (4,751)     (7,986)
                                                                                         ==========  ==========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-75

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MULTIMANAGER
                                                                                           AGGRESSIVE EQUITY*
                                                                                         ----------------------
                                                                                            2011      2010 (B)
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $       --  $    5,250
  Net realized gain (loss) on investments...............................................     (5,325)    (16,102)
  Change in unrealized appreciation (depreciation) of investments.......................    (93,576)    258,410
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    (98,901)    247,558
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    355,279     270,033
   Transfers between funds including guaranteed interest account, net...................    (62,577)    479,304
   Transfers for contract benefits and terminations.....................................    (23,376)     (7,280)
   Contract maintenance charges.........................................................   (171,548)   (101,931)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     97,778     640,126
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        (20)          2
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................     (1,143)    887,686
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,447,268     559,582
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,446,125  $1,447,268
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      3,826      10,108
  Redeemed..............................................................................     (2,729)     (1,079)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,097       9,029
                                                                                         ==========  ==========

                                                                                              MULTIMANAGER
                                                                                               CORE BOND*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  244,147  $  258,129
  Net realized gain (loss) on investments...............................................    321,070     134,644
  Change in unrealized appreciation (depreciation) of investments.......................    (48,768)    136,075
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    516,449     528,848
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    431,866     475,892
   Transfers between funds including guaranteed interest account, net...................     14,151     180,586
   Transfers for contract benefits and terminations.....................................   (171,813)    (44,513)
   Contract maintenance charges.........................................................   (480,282)   (439,031)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (206,078)    172,934
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    310,371     701,782
NET ASSETS -- BEGINNING OF PERIOD.......................................................  8,602,983   7,901,201
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $8,913,354  $8,602,983
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................      1,848      34,339
  Redeemed..............................................................................    (39,747)    (37,667)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (37,899)     (3,328)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,540       3,699
  Redeemed..............................................................................       (818)     (2,184)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,722       1,515
                                                                                         ==========  ==========

                                                                                              MULTIMANAGER
                                                                                          INTERNATIONAL EQUITY*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   20,856  $   33,818
  Net realized gain (loss) on investments...............................................    (73,653)    (23,732)
  Change in unrealized appreciation (depreciation) of investments.......................   (178,839)     77,059
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (231,636)     87,145
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    323,439     435,182
   Transfers between funds including guaranteed interest account, net...................     (2,130)    (10,516)
   Transfers for contract benefits and terminations.....................................    (72,740)     (8,033)
   Contract maintenance charges.........................................................   (142,320)   (126,998)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    106,249     289,635
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (125,387)    376,780
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,212,982     836,202
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,087,595  $1,212,982
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      1,268       1,880
  Redeemed..............................................................................       (684)       (234)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        584       1,646
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-76

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            MULTIMANAGER
                                                                                           LARGE CAP CORE
                                                                                               EQUITY*
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    832  $    594
  Net realized gain (loss) on investments...............................................      749    (5,279)
  Change in unrealized appreciation (depreciation) of investments.......................  (20,088)   33,286
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................  (18,507)   28,601
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   42,064   142,519
   Transfers between funds including guaranteed interest account, net...................    2,367   (12,441)
   Transfers for contract benefits and terminations.....................................   (1,734)   (7,510)
   Contract maintenance charges.........................................................  (18,076)  (13,967)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   24,621   108,601
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................    6,114   137,202
NET ASSETS -- BEGINNING OF PERIOD.......................................................  238,426   101,224
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $244,540  $238,426
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................    1,051       999
  Redeemed..............................................................................     (885)     (184)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................      166       815
                                                                                         ========  ========

                                                                                              MULTIMANAGER
                                                                                            LARGE CAP VALUE*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   61,961  $   53,576
  Net realized gain (loss) on investments...............................................    (49,528)    (81,059)
  Change in unrealized appreciation (depreciation) of investments.......................   (294,749)    642,484
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (282,316)    615,001
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    285,548     389,365
   Transfers between funds including guaranteed interest account, net...................     (7,663)         88
   Transfers for contract benefits and terminations.....................................   (135,645)    (95,758)
   Contract maintenance charges.........................................................   (283,910)   (260,252)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (141,670)     33,443
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (423,986)    648,444
NET ASSETS -- BEGINNING OF PERIOD.......................................................  5,237,211   4,588,767
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $4,813,225  $5,237,211
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................    (25,510)    (29,011)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................    (25,510)    (29,011)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,056       2,175
  Redeemed..............................................................................     (1,709)       (545)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        347       1,630
                                                                                         ==========  ==========

                                                                                            MULTIMANAGER
                                                                                           MID CAP GROWTH*
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $     --  $     --
  Net realized gain (loss) on investments...............................................    4,737    (3,385)
  Change in unrealized appreciation (depreciation) of investments.......................  (46,875)   91,041
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................  (42,138)   87,656
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  136,684   167,481
   Transfers between funds including guaranteed interest account, net...................   (4,789)  (38,640)
   Transfers for contract benefits and terminations.....................................   (7,059)   (7,788)
   Contract maintenance charges.........................................................  (55,579)  (46,905)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   69,257    74,148
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................   27,119   161,804
NET ASSETS -- BEGINNING OF PERIOD.......................................................  425,826   264,022
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $452,945  $425,826
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

UNIT ACTIVITY CLASS B
  Issued................................................................................      508       700
  Redeemed..............................................................................     (188)     (259)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................      320       441
                                                                                         ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-77

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                              MULTIMANAGER
                                                                                             MID CAP VALUE*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $      199  $    6,819
  Net realized gain (loss) on investments...............................................     22,867       1,040
  Change in unrealized appreciation (depreciation) of investments.......................   (170,862)    190,098
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (147,796)    197,957
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    200,941     192,997
   Transfers between funds including guaranteed interest account, net...................      5,356     207,842
   Transfers for contract benefits and terminations.....................................    (21,052)    (14,500)
   Contract maintenance charges.........................................................    (90,709)    (69,679)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     94,536     316,660
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         13          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    (53,247)    514,617
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,013,572     498,955
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $  960,325  $1,013,572
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,849       2,810
  Redeemed..............................................................................     (2,301)       (543)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        548       2,267
                                                                                         ==========  ==========

                                                                                              MULTIMANAGER
                                                                                           MULTI-SECTOR BOND*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   95,568  $   58,718
  Net realized gain (loss) on investments...............................................   (139,513)   (238,541)
  Change in unrealized appreciation (depreciation) of investments.......................    162,978     319,941
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    119,033     140,118
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    480,917     518,905
   Transfers between funds including guaranteed interest account, net...................    (15,840)     46,632
   Transfers for contract benefits and terminations.....................................   (143,817)   (141,105)
   Contract maintenance charges.........................................................   (232,331)   (226,697)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................     88,929     197,735
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    207,962     337,853
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,307,689   1,969,836
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $2,515,651  $2,307,689
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................     17,266      18,038
  Redeemed..............................................................................    (18,412)    (22,184)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (1,146)     (4,146)
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS B
  Issued................................................................................      2,036       4,091
  Redeemed..............................................................................     (1,198)     (1,955)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................        838       2,136
                                                                                         ==========  ==========

                                                                                               MULTIMANAGER
                                                                                             SMALL CAP GROWTH*
                                                                                         ------------------------
                                                                                             2011         2010
                                                                                         -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   (40,504) $   (38,744)
  Net realized gain (loss) on investments...............................................    (311,916)    (385,601)
  Change in unrealized appreciation (depreciation) of investments.......................  (1,678,064)   3,352,148
                                                                                         -----------  -----------

  Net Increase (decrease) in net assets from operations.................................  (2,030,484)   2,927,803
                                                                                         -----------  -----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   1,390,257    1,521,902
   Transfers between funds including guaranteed interest account, net...................    (530,796)    (458,578)
   Transfers for contract benefits and terminations.....................................    (704,112)    (898,104)
   Contract maintenance charges.........................................................  (1,066,519)  (1,085,497)
                                                                                         -----------  -----------

  Net increase (decrease) in net assets from contractowners transactions................    (911,170)    (920,277)
                                                                                         -----------  -----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.      19,998           --
                                                                                         -----------  -----------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (2,921,656)   2,007,526
NET ASSETS -- BEGINNING OF PERIOD.......................................................  13,400,065   11,392,539
                                                                                         -----------  -----------

NET ASSETS -- END OF PERIOD............................................................. $10,478,409  $13,400,065
                                                                                         ===========  ===========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS A
  Issued................................................................................          --           --
  Redeemed..............................................................................          --           --
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................          --           --
                                                                                         ===========  ===========

UNIT ACTIVITY CLASS B
  Issued................................................................................      89,756      123,619
  Redeemed..............................................................................    (153,827)    (200,605)
                                                                                         -----------  -----------
  Net Increase (Decrease)...............................................................     (64,071)     (76,986)
                                                                                         ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-78

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                            MULTIMANAGER
                                                                                          SMALL CAP VALUE*
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    343  $    661
  Net realized gain (loss) on investments...............................................   13,187   (35,347)
  Change in unrealized appreciation (depreciation) of investments.......................  (56,844)  129,589
                                                                                         --------  --------

  Net Increase (decrease) in net asavbsets from operations..............................  (43,314)   94,903
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contribavutions and Transfers:
   Payments received from contractowners................................................   90,245   164,693
   Transfers between funds including guaranteed interest account, net...................  (35,390)  (24,126)
   Transfers for contract benefits and terminations.....................................   (2,139)   (2,174)
   Contract maintenance charges.........................................................  (39,737)  (34,517)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................   12,979   103,876
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        84
                                                                                         ========  ========

INCREASE (DECREASE) IN NET ASSETS.......................................................  (30,335)  198,863
NET ASSETS -- BEGINNING OF PERIOD.......................................................  491,895   293,032
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $461,560  $491,895
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................      525     1,314
  Redeemed..............................................................................     (449)     (689)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       76       625
                                                                                         ========  ========

UNIT ACTIVITY CLASS 2
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

                                                                                              MULTIMANAGER
                                                                                               TECHNOLOGY*
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $       --  $       --
  Net realized gain (loss) on investments...............................................     14,627     (12,453)
  Change in unrealized appreciation (depreciation) of investments.......................    (79,656)    185,210
                                                                                         ----------  ----------

  Net Increase (decrease) in net asavbsets from operations..............................    (65,029)    172,757
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contribavutions and Transfers:
   Payments received from contractowners................................................    443,135     452,918
   Transfers between funds including guaranteed interest account, net...................    (56,385)    (25,593)
   Transfers for contract benefits and terminations.....................................    (17,198)     (6,667)
   Contract maintenance charges.........................................................   (155,379)   (122,804)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    214,173     297,854
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ==========  ==========

INCREASE (DECREASE) IN NET ASSETS.......................................................    149,144     470,611
NET ASSETS -- BEGINNING OF PERIOD.......................................................  1,162,219     691,608
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,311,363  $1,162,219
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................      1,756       2,025
  Redeemed..............................................................................       (752)       (402)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................      1,004       1,623
                                                                                         ==========  ==========

UNIT ACTIVITY CLASS 2
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

                                                                                           MUTUAL SHARES
                                                                                          SECURITIES FUND
                                                                                         -----------------
                                                                                           2011    2010 (A)
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  2,351  $    48
  Net realized gain (loss) on investments...............................................      460       15
  Change in unrealized appreciation (depreciation) of investments.......................   (7,057)   1,732
                                                                                         --------  -------

  Net Increase (decrease) in net asavbsets from operations..............................   (4,246)   1,795
                                                                                         --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contribavutions and Transfers:
   Payments received from contractowners................................................   63,185   19,664
   Transfers between funds including guaranteed interest account, net...................    8,507   37,502
   Transfers for contract benefits and terminations.....................................      (14)      --
   Contract maintenance charges.........................................................   (8,913)  (1,329)
                                                                                         --------  -------

  Net increase (decrease) in net assets from contractowners transactions................   62,765   55,837
                                                                                         --------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       46       --
                                                                                         ========  =======

INCREASE (DECREASE) IN NET ASSETS.......................................................   58,565   57,632
NET ASSETS -- BEGINNING OF PERIOD.......................................................   57,632       --
                                                                                         --------  -------

NET ASSETS -- END OF PERIOD............................................................. $116,197  $57,632
                                                                                         ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS B
  Issued................................................................................       --       --
  Redeemed..............................................................................       --       --
                                                                                         --------  -------
  Net Increase (Decrease)...............................................................       --       --
                                                                                         ========  =======

UNIT ACTIVITY CLASS 2
  Issued................................................................................      992      567
  Redeemed..............................................................................     (412)      (7)
                                                                                         --------  -------
  Net Increase (Decrease)...............................................................      580      560
                                                                                         ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-79

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,



                                                                                           OPPENHEIMER GLOBAL
                                                                                           SECURITIES FUND/VA
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   13,464  $   15,554
  Net realized gain (loss) on investments...............................................    (83,034)   (104,112)
  Change in unrealized appreciation (depreciation) of investments.......................    (98,402)    358,649
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (167,972)    270,091
                                                                                         ==========  ==========

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    247,973     288,841
   Transfers between funds including guaranteed interest account, net...................   (103,131)    (95,065)
   Transfers for contract benefits and terminations.....................................   (115,374)   (104,534)
   Contract maintenance charges.........................................................   (105,731)   (113,490)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    (76,263)    (24,248)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          (4)
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (244,235)    245,839
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,021,742   1,775,903
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,777,507  $2,021,742
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY ADVISOR CLASS
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................     14,180      17,472
  Redeemed..............................................................................    (17,743)    (18,755)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (3,563)     (1,283)
                                                                                         ==========  ==========

                                                                                           PIMCO VARIABLE
                                                                                           INSURANCE TRUST
                                                                                         COMMODITYREALRETURN(R)
                                                                                         STRATEGY PORTFOLIO
                                                                                         ---------------------
                                                                                           2011      2010 (A)
                                                                                          --------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $ 26,584    $  4,298
  Net realized gain (loss) on investments...............................................    4,526       1,701
  Change in unrealized appreciation (depreciation) of investments.......................  (56,573)      8,459
                                                                                          --------   --------

  Net Increase (decrease) in net assets from operations.................................  (25,463)     14,458
                                                                                          ========   ========

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  175,737      56,413
   Transfers between funds including guaranteed interest account, net...................   48,941      42,255
   Transfers for contract benefits and terminations.....................................     (220)         --
   Contract maintenance charges.........................................................  (24,820)     (2,205)
                                                                                          --------   --------

  Net increase (decrease) in net assets from contractowners transactions................  199,638      96,463
                                                                                          --------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --          --
                                                                                          --------   --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  174,175     110,921
NET ASSETS -- BEGINNING OF PERIOD.......................................................  110,921          --
                                                                                          --------   --------

NET ASSETS -- END OF PERIOD............................................................. $285,096    $110,921
                                                                                          ========   ========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued................................................................................       --          --
  Redeemed..............................................................................       --          --
                                                                                          --------   --------
  Net Increase (Decrease)...............................................................       --          --
                                                                                          ========   ========

UNIT ACTIVITY ADVISOR CLASS
  Issued................................................................................    2,458         900
  Redeemed..............................................................................     (868)         (7)
                                                                                          --------   --------
  Net Increase (Decrease)...............................................................    1,590         893
                                                                                          ========   ========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................       --          --
  Redeemed..............................................................................       --          --
                                                                                          --------   --------
  Net Increase (Decrease)...............................................................       --          --
                                                                                          ========   ========

                                                                                             PIMCO VARIABLE
                                                                                             INSURANCE TRUST
                                                                                          GLOBAL BOND PORTFOLIO
                                                                                               (UNHEDGED)
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   82,830  $  141,899
  Net realized gain (loss) on investments...............................................    178,584      84,922
  Change in unrealized appreciation (depreciation) of investments.......................     (4,504)    125,956
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................    256,910     352,777
                                                                                         ==========  ==========

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    325,804     353,373
   Transfers between funds including guaranteed interest account, net...................    129,881     169,754
   Transfers for contract benefits and terminations.....................................   (361,646)   (239,474)
   Contract maintenance charges.........................................................   (242,474)   (234,393)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................   (148,435)     49,260
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................    108,475     402,037
NET ASSETS -- BEGINNING OF PERIOD.......................................................  3,590,100   3,188,063
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $3,698,575  $3,590,100
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY ADMINISTRATIVE CLASS
  Issued................................................................................     39,888      37,363
  Redeemed..............................................................................    (46,515)    (35,127)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (6,627)      2,236
                                                                                         ==========  ==========

UNIT ACTIVITY ADVISOR CLASS
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY SERVICE CLASS
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-80

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                           PIMCO VARIABLE
                                                                                           INSURANCE TRUST
                                                                                             REAL RETURN
                                                                                              PORTFOLIO
                                                                                         ------------------
                                                                                           2011    2010 (A)
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  7,447  $  2,441
  Net realized gain (loss) on investments...............................................   18,263     1,193
  Change in unrealized appreciation (depreciation) of investments.......................   17,831    (7,290)
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................   43,541    (3,656)
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  241,335    95,758
   Transfers between funds including guaranteed interest account, net...................  141,993   180,262
   Transfers for contract benefits and terminations.....................................     (837)       --
   Contract maintenance charges.........................................................  (49,191)   (6,264)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................  333,300   269,756
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       48        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  376,889   266,100
NET ASSETS -- BEGINNING OF PERIOD.......................................................  266,100        --
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $642,989  $266,100
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued................................................................................    4,427     2,893
  Redeemed..............................................................................   (1,476)     (362)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................    2,951     2,531
                                                                                         ========  ========

UNIT ACTIVITY CLASS II
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

                                                                                            PIMCO VARIABLE
                                                                                            INSURANCE TRUST      T. ROWE PRICE
                                                                                             TOTAL RETURN        EQUITY INCOME
                                                                                               PORTFOLIO         PORTFOLIO - II
                                                                                         --------------------  -----------------
                                                                                            2011     2010 (A)    2011    2010 (A)
                                                                                         ----------  --------  --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   32,291  $ 26,151  $  1,414  $    98
  Net realized gain (loss) on investments...............................................     18,302     7,726       307       25
  Change in unrealized appreciation (depreciation) of investments.......................     (9,867)  (36,134)   (1,439)   1,276
                                                                                         ----------  --------  --------  -------

  Net Increase (decrease) in net assets from operations.................................     40,726    (2,257)      282    1,399
                                                                                         ----------  --------  --------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    610,152   444,963    58,843    7,046
   Transfers between funds including guaranteed interest account, net...................    180,971   542,634    66,952    8,438
   Transfers for contract benefits and terminations.....................................       (417)       --       (14)      --
   Contract maintenance charges.........................................................   (179,252)  (32,799)  (11,959)    (674)
                                                                                         ----------  --------  --------  -------

  Net increase (decrease) in net assets from contractowners transactions................    611,454   954,798   113,822   14,810
                                                                                         ----------  --------  --------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         60        12        --       --
                                                                                         ----------  --------  --------  -------

INCREASE (DECREASE) IN NET ASSETS.......................................................    652,240   952,553   114,104   16,209
NET ASSETS -- BEGINNING OF PERIOD.......................................................    952,553        --    16,209       --
                                                                                         ----------  --------  --------  -------

NET ASSETS -- END OF PERIOD............................................................. $1,604,793  $952,553  $130,313  $16,209
                                                                                         ==========  ========  ========  =======

CHANGES IN UNITS:
UNIT ACTIVITY ADVISOR CLASS
  Issued................................................................................      8,834     9,241        --       --
  Redeemed..............................................................................     (3,121)     (137)       --       --
                                                                                         ----------  --------  --------  -------
  Net Increase (Decrease)...............................................................      5,713     9,104        --       --
                                                                                         ==========  ========  ========  =======

UNIT ACTIVITY CLASS II
  Issued................................................................................         --        --     1,416      160
  Redeemed..............................................................................         --        --      (291)      (2)
                                                                                         ----------  --------  --------  -------
  Net Increase (Decrease)...............................................................         --        --     1,125      158
                                                                                         ==========  ========  ========  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-81

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,


                                                                                          TEMPLETON DEVELOPING
                                                                                         MARKETS SECURITIES FUND
                                                                                         ---------------------
                                                                                             2011      2010 (A)
                                                                                         -----------   --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $     2,088   $     15
  Net realized gain (loss) on investments...............................................        (763)       317
  Change in unrealized appreciation (depreciation) of investments.......................    (490,397)    15,609
                                                                                         -----------   --------

  Net Increase (decrease) in net assets from operations.................................    (489,072)    15,941
                                                                                         -----------   --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  15,036,690     67,023
   Transfers between funds including guaranteed interest account, net...................      27,250     89,987
   Transfers for contract benefits and terminations.....................................          --         --
   Contract maintenance charges.........................................................     (73,157)    (3,523)
                                                                                         -----------   --------

  Net increase (decrease) in net assets from contractowners transactions................  14,990,783    153,487
                                                                                         -----------   --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --         --
                                                                                         -----------   --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  14,501,711    169,428
NET ASSETS -- BEGINNING OF PERIOD.......................................................     169,428         --
                                                                                         -----------   --------

NET ASSETS -- END OF PERIOD............................................................. $14,671,139   $169,428
                                                                                         ===========   ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................     153,353      1,510
  Redeemed..............................................................................      (1,406)       (19)
                                                                                         -----------   --------
  Net Increase (Decrease)...............................................................     151,947      1,491
                                                                                         ===========   ========

                                                                                                                    TEMPLETON
                                                                                            TEMPLETON GLOBAL         GROWTH
                                                                                          BOND SECURITIES FUND   SECURITIES FUND
                                                                                         ---------------------  ----------------
                                                                                             2011     2010 (A)    2011   2010 (A)
                                                                                         -----------  --------  -------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $    38,368  $     14  $   320  $    --
  Net realized gain (loss) on investments...............................................       6,559     1,984   (1,582)      58
  Change in unrealized appreciation (depreciation) of investments.......................    (314,782)    3,451   (1,298)       3
                                                                                         -----------  --------  -------  -------

  Net Increase (decrease) in net assets from operations.................................    (269,855)    5,449   (2,560)      61
                                                                                         -----------  --------  -------  -------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................  14,988,526   265,484   17,049   13,243
   Transfers between funds including guaranteed interest account, net...................     255,095   161,282      124      157
   Transfers for contract benefits and terminations.....................................        (517)       --       --       --
   Contract maintenance charges.........................................................    (142,585)  (11,970)  (2,406)    (733)
                                                                                         -----------  --------  -------  -------

  Net increase (decrease) in net assets from contractowners transactions................  15,100,519   414,796   14,767   12,667
                                                                                         -----------  --------  -------  -------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.          --         4       --       --
                                                                                         -----------  --------  -------  -------

INCREASE (DECREASE) IN NET ASSETS.......................................................  14,830,664   420,249   12,207   12,728
NET ASSETS -- BEGINNING OF PERIOD.......................................................     420,249        --   12,728       --
                                                                                         -----------  --------  -------  -------

NET ASSETS -- END OF PERIOD............................................................. $15,250,913  $420,249  $24,935  $12,728
                                                                                         ===========  ========  =======  =======

CHANGES IN UNITS:
UNIT ACTIVITY CLASS 2
  Issued................................................................................     143,471     4,217      309      142
  Redeemed..............................................................................      (1,172)     (221)    (174)     (20)
                                                                                         -----------  --------  -------  -------
  Net Increase (Decrease)...............................................................     142,299     3,996      135      122
                                                                                         ===========  ========  =======  =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-82

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                             UIF EMERGING
                                                                                             MARKETS DEBT
                                                                                              PORTFOLIO
                                                                                         -------------------
                                                                                           2011       2010
                                                                                         --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $  5,797  $   7,921
  Net realized gain (loss) on investments...............................................    7,576     21,594
  Change in unrealized appreciation (depreciation) of investments.......................   (1,231)    (3,828)
                                                                                         --------  ---------

  Net Increase (decrease) in net assets from operations.................................   12,142     25,687
                                                                                         --------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   10,513      8,932
   Transfers between funds including guaranteed interest account, net...................   18,756    (92,174)
   Transfers for contract benefits and terminations.....................................  (35,026)   (58,573)
   Contract maintenance charges.........................................................   (4,065)    (5,990)
                                                                                         --------  ---------

  Net increase (decrease) in net assets from contractowners transactions................   (9,822)  (147,805)
                                                                                         --------  ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --         --
                                                                                         --------  ---------

INCREASE (DECREASE) IN NET ASSETS.......................................................    2,320   (122,118)
NET ASSETS -- BEGINNING OF PERIOD.......................................................  160,519    282,637
                                                                                         --------  ---------

NET ASSETS -- END OF PERIOD............................................................. $162,839  $ 160,519
                                                                                         ========  =========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued................................................................................    1,268        952
  Redeemed..............................................................................   (1,627)    (7,357)
                                                                                         --------  ---------
  Net Increase (Decrease)...............................................................     (359)    (6,405)
                                                                                         ========  =========

UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................       --         --
  Redeemed..............................................................................       --         --
                                                                                         --------  ---------
  Net Increase (Decrease)...............................................................       --         --
                                                                                         ========  =========

                                                                                          VAN ECK VIP EMERGING
                                                                                              MARKETS FUND
                                                                                         ----------------------
                                                                                            2011        2010
                                                                                         ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   20,054  $   11,427
  Net realized gain (loss) on investments...............................................    (23,339)   (102,919)
  Change in unrealized appreciation (depreciation) of investments.......................   (535,170)    543,450
                                                                                         ----------  ----------

  Net Increase (decrease) in net assets from operations.................................   (538,455)    451,958
                                                                                         ----------  ----------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................     37,559       9,033
   Transfers between funds including guaranteed interest account, net...................     (4,988)      7,945
   Transfers for contract benefits and terminations.....................................    (56,733)   (134,601)
   Contract maintenance charges.........................................................    (67,608)    (73,894)
                                                                                         ----------  ----------

  Net increase (decrease) in net assets from contractowners transactions................    (91,770)   (191,517)
                                                                                         ----------  ----------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.         --          --
                                                                                         ----------  ----------

INCREASE (DECREASE) IN NET ASSETS.......................................................   (630,225)    260,441
NET ASSETS -- BEGINNING OF PERIOD.......................................................  2,151,750   1,891,309
                                                                                         ----------  ----------

NET ASSETS -- END OF PERIOD............................................................. $1,521,525  $2,151,750
                                                                                         ==========  ==========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued................................................................................         --          --
  Redeemed..............................................................................         --          --
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................         --          --
                                                                                         ==========  ==========

UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................      1,949       7,220
  Redeemed..............................................................................     (6,217)    (17,470)
                                                                                         ----------  ----------
  Net Increase (Decrease)...............................................................     (4,268)    (10,250)
                                                                                         ==========  ==========

                                                                                         VAN ECK VIP GLOBAL
                                                                                              BOND FUND
                                                                                         ------------------
                                                                                           2011      2010
                                                                                         --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $ 19,953  $  5,409
  Net realized gain (loss) on investments...............................................    4,755        78
  Change in unrealized appreciation (depreciation) of investments.......................   (5,184)    3,929
                                                                                         --------  --------

  Net Increase (decrease) in net assets from operations.................................   19,524     9,416
                                                                                         --------  --------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................    9,699     8,894
   Transfers between funds including guaranteed interest account, net...................    2,444   123,327
   Transfers for contract benefits and terminations.....................................  (55,225)   (1,873)
   Contract maintenance charges.........................................................   (7,048)   (4,598)
                                                                                         --------  --------

  Net increase (decrease) in net assets from contractowners transactions................  (50,130)  125,750
                                                                                         --------  --------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.       --        --
                                                                                         --------  --------

INCREASE (DECREASE) IN NET ASSETS.......................................................  (30,606)  135,166
NET ASSETS -- BEGINNING OF PERIOD.......................................................  250,347   115,181
                                                                                         --------  --------

NET ASSETS -- END OF PERIOD............................................................. $219,741  $250,347
                                                                                         ========  ========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS I
  Issued................................................................................       --        --
  Redeemed..............................................................................       --        --
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................       --        --
                                                                                         ========  ========

UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................      796     6,862
  Redeemed..............................................................................   (3,093)     (624)
                                                                                         --------  --------
  Net Increase (Decrease)...............................................................   (2,297)    6,238
                                                                                         ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.

                                    FSA-83

MONY AMERICA
VARIABLE ACCOUNT L

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS ENDED DECEMBER 31,

                                                                                          VAN ECK VIP GLOBAL
                                                                                           HARD ASSETS FUND
                                                                                         --------------------
                                                                                            2011       2010
                                                                                         ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).......................................................... $   7,549  $   2,049
  Net realized gain (loss) on investments...............................................    48,486     33,018
  Change in unrealized appreciation (depreciation) of investments.......................  (194,873)    86,020
                                                                                         ---------  ---------

  Net Increase (decrease) in net assets from operations.................................  (138,838)   121,087
                                                                                         ---------  ---------

CONTRACTOWNERS TRANSACTIONS:
  Contributions and Transfers:
   Payments received from contractowners................................................   264,801    146,618
   Transfers between funds including guaranteed interest account, net...................   124,800     95,227
   Transfers for contract benefits and terminations.....................................  (102,910)  (155,885)
   Contract maintenance charges.........................................................   (52,364)   (21,578)
                                                                                         ---------  ---------

  Net increase (decrease) in net assets from contractowners transactions................   234,327     64,382
                                                                                         ---------  ---------

  Net increase (decrease) in amount retained by MONY America in Separate Account MLOA L.        --         --
                                                                                         ---------  ---------

INCREASE (DECREASE) IN NET ASSETS.......................................................    95,489    185,469
NET ASSETS -- BEGINNING OF PERIOD.......................................................   666,576    481,107
                                                                                         ---------  ---------

NET ASSETS -- END OF PERIOD............................................................. $ 762,065  $ 666,576
                                                                                         =========  =========

CHANGES IN UNITS:
UNIT ACTIVITY CLASS S SHARES
  Issued................................................................................     3,489      1,491
  Redeemed..............................................................................      (711)       (29)
                                                                                         ---------  ---------
  Net Increase (Decrease)...............................................................     2,778      1,462
                                                                                         =========  =========

UNIT ACTIVITY INITIAL CLASS
  Issued................................................................................       957      5,496
  Redeemed..............................................................................    (2,452)    (7,906)
                                                                                         ---------  ---------
  Net Increase (Decrease)...............................................................    (1,495)    (2,410)
                                                                                         =========  =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of EQ Advisor Trust or AXA Premier VIP Trust portfolios, affiliates of AXA Equitable.
(a)Units were made available for sale on May 24, 2010.
(b)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund merger on September 17, 2010. (See Note 6)
(c)Invesco V.I. Dividend Growth Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011. (See Note 6)
(d)Units were made available for sale on May 2, 2011.
(e)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)
(f)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011. (See Note 6)

                                    FSA-84

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2011

1. Organization

   MONY America Variable Account L (the "Variable Account") is a separate investment account established on February 19, 1985, by MONY Life Insurance Company of America ("MONY America"), under the laws of the State of Arizona. On July 8, 2004 AXA Financial, Inc. ("AXA Financial") completed its acquisition of The MONY Group, Inc. ("MONY Group", the ultimate parent of MONY Life Insurance Company ("MONY") and MONY America), upon which MONY America became a wholly-owned subsidiary of AXA Financial.

   The Variable Account operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The Variable Account holds assets that are segregated from all of MONY America's other assets and, at present, is used to support Flexible Premium Variable Life Policies, which include MONY Variable Life (Strategist), MONY Corporate Sponsored Variable Universal Life (CSVUL), Variable Universal Life (MONY Equity Master, MONY Custom Master, MONY Custom Estate Master, MONY Variable Universal Life and Incentive LifeSM Legacy), and Survivorship Variable Universal Life (collectively, the "Variable Life Policies"). These policies are issued by MONY America, which is a wholly- owned subsidiary of MONY.

   The Variable Account has Variable Investment Options, each of which invest in shares of a mutual fund portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Century Variable Portfolios, Inc., AXA Premier VIP Trust ("VIP"), Dreyfus Stock Index Fund, Inc., EQ Advisors Trust ("EQAT"), Fidelity(R) Variable Insurance Products Fund, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Ivy Funds Variable Insurance Portfolios, Janus Aspen Series, Lazard Retirement Series, Inc., MFS(R) Variable Insurance Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, T. Rowe Price Equity Series, Inc. The Universal Institutional Funds, Inc., and Van Eck Worldwide Insurance Trust (collectively, the "Funds" or the "Trusts"). The Funds are registered under the 1940 Act as open-end, management investment companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Fund has separate investment objectives. As used herein, "the "Funds" or the "Trusts"" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Variable Investment Options of the Variable Account.

   The Variable Account consists of the following Variable Investment Options:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
 .   Invesco V.I. Dividend Growth Fund
 .   Invesco V.I. Global Health Care Fund
 .   Invesco V.I. Global Real Estate Fund
 .   Invesco V.I. International Growth Fund
 .   Invesco V.I. Mid Cap Core Equity Fund
 .   Invesco V.I. Small Cap Equity Fund
 .   Invesco V.I. Technology Fund
 .   Invesco Van Kampen V.I. Global Value Equity Fund

     AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 .   American Century VP Mid Cap Value Fund

     AXA PREMIER VIP TRUST*
 .   AXA Aggressive Allocation
 .   AXA Conservative Allocation
 .   AXA Conservative-Plus Allocation
 .   AXA Moderate Allocation
 .   AXA Moderate-Plus Allocation
 .   Multimanager Aggressive Equity
 .   Multimanager Core Bond
 .   Multimanager International Equity
 .   Multimanager Large Cap Core Equity
 .   Multimanager Large Cap Value
 .   Multimanager Mid Cap Growth
 .   Multimanager Mid Cap Value
 .   Multimanager Multi-Sector Bond
 .   Multimanager Small Cap Growth
 .   Multimanager Small Cap Value
 .   Multimanager Technology

     DREYFUS STOCK INDEX FUND, INC.
 .   Dreyfus Stock Index Fund, Inc.

     EQ ADVISORS TRUST*
 .   All Asset Allocation
 .   AXA Balanced Strategy
 .   AXA Conservative Growth Strategy
 .   AXA Conservative Strategy
 .   AXA Growth Strategy
 .   AXA Moderate Growth Strategy
 .   AXA Tactical Manager 400
 .   AXA Tactical Manager 500
 .   AXA Tactical Manager 2000
 .   AXA Tactical Manager International
 .   EQ/AllianceBernstein Small Cap Growth
 .   EQ/BlackRock Basic Value Equity
 .   EQ/Boston Advisors Equity Income
 .   EQ/Calvert Socially Responsible
 .   EQ/Capital Guardian Research
 .   EQ/Common Stock Index
 .   EQ/Core Bond Index
 .   EQ/Equity 500 Index
 .   EQ/Equity Growth PLUS
 .   EQ/GAMCO Mergers and Acquisitions

                                    FSA-85

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Continued)

 .   EQ/GAMCO Small Company Value
 .   EQ/Global Bond PLUS
 .   EQ/Global Multi-Sector Equity
 .   EQ/Intermediate Government Bond Index
 .   EQ/International Core PLUS
 .   EQ/International Equity Index/(1)/
 .   EQ/International Value PLUS/(2)/
 .   EQ/JPMorgan Value Opportunities
 .   EQ/Large Cap Core PLUS
 .   EQ/Large Cap Growth Index
 .   EQ/Large Cap Growth PLUS
 .   EQ/Large Cap Value Index
 .   EQ/Large Cap Value PLUS
 .   EQ/Lord Abbett Large Cap Core
 .   EQ/MFS International Growth/(3)/
 .   EQ/Mid Cap Index
 .   EQ/Mid Cap Value PLUS
 .   EQ/Money Market
 .   EQ/Montag & Caldwell Growth
 .   EQ/Morgan Stanley Mid Cap Growth
 .   EQ/PIMCO Ultra Short Bond
 .   EQ/Quality Bond PLUS
 .   EQ/Small Company Index
 .   EQ/T. Rowe Price Growth Stock
 .   EQ/UBS Growth & Income
 .   EQ/Van Kampen Comstock
 .   EQ/Wells Fargo Omega Growth/(4)/

     FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND
 .   Fidelity(R) VIP Asset Manager Portfolio
 .   Fidelity(R) VIP Contrafund(R) Portfolio
 .   Fidelity(R) VIP Growth & Income Portfolio
 .   Fidelity(R) VIP Mid Cap Portfolio

     FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
 .   Franklin Income Securities Fund
 .   Franklin Rising Dividends Securities Fund
 .   Franklin Small Cap Value Securities Fund
 .   Franklin Strategic Income Securities Fund
 .   Mutual Shares Securities Fund
 .   Templeton Developing Markets Securities Fund
 .   Templeton Global Bond Securities Fund
 .   Templeton Growth Securities Fund

     GOLDMAN SACHS VARIABLE INSURANCE TRUST
 .   Goldman Sachs VIT Mid Cap Value Fund

     IVY FUNDS VARIABLE INSURANCE PORTFOLIOS
 .   Ivy Funds VIP Energy
 .   Ivy Funds VIP Mid Cap Growth
 .   Ivy Funds VIP Small Cap Growth

     JANUS ASPEN SERIES
 .   Janus Aspen Series Balanced Portfolio
 .   Janus Aspen Series Enterprise Portfolio
 .   Janus Aspen Series Forty Portfolio
 .   Janus Aspen Series Overseas Portfolio
 .   Janus Aspen Series Perkins Mid Cap Value Portfolio
 .   Janus Aspen Series Worldwide Portfolio

     LAZARD FUNDS RETIREMENT SERIES, INC.
 .   Lazard Retirement Emerging Markets Equity Portfolio

     MFS(R) VARIABLE INSURANCE TRUST
 .   MFS(R) International Value Portfolio
 .   MFS(R) Investors Growth Stock Series
 .   MFS(R) Investors Trust Series
 .   MFS(R) Utilities Series

     OPPENHEIMER VARIABLE ACCOUNT FUNDS
 .   Oppenheimer Global Securities Fund/VA

     PIMCO VARIABLE INSURANCE TRUST
 .   PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy Portfolio
 .   PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged)
 .   PIMCO Variable Insurance Trust Real Return Portfolio
 .   PIMCO Variable Insurance Trust Total Return Portfolio

     T. ROWE PRICE EQUITY SERIES, INC.
 .   T. Rowe Price Equity Income Portfolio -- II

     THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
 .   UIF Emerging Markets Debt Portfolio

     VAN ECK EQUITY SERIES, INC.
 .   Van Eck VIP Emerging Markets Fund
 .   Van Eck VIP Global Bond Fund
 .   Van Eck VIP Global Hard Assets Fund

  (1)Formerly known as EQ/AllianceBernstein International
  (2)Formerly known as EQ/BlackRock International Value
  (3)Formerly known as EQ/International Growth
  (4)Formerly known as EQ/Wells Fargo Advantage Omega Growth

   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 4 of these financial statements.

                                    FSA-86

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

1. Organization (Concluded)


   Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from those of MONY America. The assets of the Variable Account are the property of MONY America. However, the portion of the Variable Account's assets attributable to the Variable Life Policies will not be charged with liabilities arising out of other business MONY America may conduct.

   The amount retained by MONY America in the Variable Account arises primarily from (1) contributions from MONY America, (2) mortality and expense charges, administrative charges accumulated in the Variable Account, and (3) that portion, determined ratably, of the Variable Account's investment results applicable to those assets in the Variable Account in excess of the net assets, attributable to accumulation of units. Amounts retained by MONY America are not subject to charges for mortality and expense charges and administrative charges. Amounts retained by MONY America in the Variable Account may be transferred at any time by MONY America to its General Account ("General Account").

   Each of the Variable Investment Options of the Variable Account bears indirect exposure to the market, credit, and liquidity risks of the portfolio in which it invests. These financial statements and footnotes should be read in conjunction with the financial statements and footnotes of the Portfolios of the Funds, which are distributed by MONY America to the Contractowners of the Variable Investment Options of the Variable Account.

   In the normal course of business, MONY America on behalf of the Variable Investment Options may have include agreements to indemnify another party under given circumstances. The maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not been, made against the Variable Investment Options of the Variable Account. Based on experience, the risk of material loss is expected to be remote.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Recent Accounting Standards:

   In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Variable Accounts' financial statements and disclosures.

   Investments:

   Investments are made in shares of the Funds and are valued at the reported net asset values per share of the respective Portfolios. The net asset values are determined by the Funds using the fair value of the underlying assets of each Portfolio less liabilities.

   Due to and Due From:

   Receivable/payable for policy-related transactions represent amount due to/from MONY America's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various funds by Contractowners. Receivable/payable for Trust shares represent unsettled trades.

   Investment Transactions and Investment Income:

   Investments in the Funds are recorded on the trade date. Dividend income and net realized gain distributions are recorded on the ex-dividend date. Dividends and distributions received are reinvested in additional shares of the Funds. Realized gains and losses include: (1) gains and losses on the redemptions of investments in the Funds (determined on the identified cost basis) and (2) distributions representing the net realized gains on investments transactions.

                                    FSA-87

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

2. Significant Accounting Policies (Concluded)


   Contract Payments and Transfers:

   Payments received from Contractowners represent Contractowner contributions under the Variable Life Policies (but exclude amounts allocated to the guaranteed interest account with market value adjustment, reflected in the General Account) reduced by deductions and changes, including premium charges, as applicable and state premium taxes.

   Transfers between funds including the guaranteed interest account with market value adjustment, net, are amounts that Contractowners have directed to be moved among funds, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. MONY America is required by state insurance law to set aside additional assets in MONY America's General Account to provide for other policy benefits. MONY America's General Account is subject to creditor rights.

   Transfers for contract benefits and terminations are payments to Contractowners and beneficiaries made under the terms of the Variable Life Policies, and amounts that Contractowners have requested to be withdrawn and paid to them or applied to purchase annuities. Withdrawal charges, if any, are included in Transfers for contract benefits and terminations to the extent that such charges apply to the Contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   Taxes:

   The operations of the Variable Account are included in the federal income tax return of MONY America, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income, or realized and unrealized capital gains, is currently applicable to the Variable Life Policies participating in the Variable Account by reasons of applicable provisions of the Internal Revenue Code, and no federal income tax payable by MONY America is expected to affect the unit values of Variable Life Policies participating in the Variable Account. Accordingly, no provision for income taxes is required. However, MONY America retains the right to charge for any federal income tax, which is attributable to the Variable Account, if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 -- Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 -- Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are not directly observable or can be corroborated by observable market data.

   Level 3 -- Unobservable inputs supported by little or no market activity and often requiring significant judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   All investments of each Variable Investment Option of the Variable Account are classified as Level 1. There were no transfers between Level 1 and Level 2 during the year.

4. Expenses and Related Party Transactions

   Investment Manager and Advisors:

   The assets in each Variable Investment Option are invested in shares of a corresponding mutual fund Portfolio of the Funds. Shares are offered by the Funds at net asset value. Shares in which the Variable Investment Options invest are categorized by the share class of the Portfolio. All share classes are subject to fees for investment management and advisory services and other Fund expenses. Certain classes of shares of the mutual funds that are attributable to Class A units or equivalent units of the Variable Investment Options are not subject to distribution fees imposed pursuant to a distribution plan. Other classes of shares of the mutual funds that are attributable to Class B units or equivalent units of the Variable Investment Options are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") adopted by the applicable Fund. The Rule12b-1 Plans provide that the EQAT and VIP Trusts, on behalf of each related Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.50% of the average daily net assets of a Portfolio attributable to its Class B

                                    FSA-88

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


4. Expenses and Related Party Transactions (Concluded)

   shares in respect of activities primarily intended to result in the sale of the Class B shares. Under arrangements approved by the EQAT and VIP Trusts' Board of Trustees, the 12b-1 fee currently is limited to 0.25% of the average daily net assets. There is no limitation on the 12b-1 fees charge by the Variable Investment Options offered by the non EQAT and VIP Trusts. The class-specific expenses attributable to the investment in each share class of the underlying mutual funds in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees and expenses are reflected in the net asset value of the shares of the Funds and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options. Effective January 1, 2012, Class A units of the Variable Investment Options investing in the EQAT and VIP Portfolios, except EQ/Global Bond Plus, will be charged a 12b-1 fee.

   AXA Equitable Life Insurance Company ("AXA Equitable"), a subsidiary of AXA Financial, serves as investment manager of Portfolios of EQAT and VIP. Investment managers either oversee the activities of the investment advisors with respect to EQAT and VIP, and are responsible for retaining and discontinuing the service of those advisors, or directly managing the Portfolios. Expenses of the Portfolios of EQAT and VIP generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.10% to a high of 1.14% of the average daily net assets of the Portfolios of EQAT and VIP. AXA Equitable, as investment manager of EQAT and VIP, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In Addition, AXA Advisors, LLC, ("AXA Advisors") and AXA Distributors, LLC ("AXA Distributors"), affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above.

   AXA Equitable, AXA Advisors or AXA Distributors may directly or indirectly receive 12b-1 fees and additional payments from certain unaffiliated Portfolios, their advisers, sub-advisers, distributors or affiliates, for providing certain administrative, marketing, distribution and/or shareholder support services. These fees and payments range from 0% to 0.60% of the unaffiliated Portfolios' average daily net assets. AXA Advisors or AXA Distributors may also receive payments from the advisers or sub-advisers of the unaffiliated Portfolios or their affiliates for certain distribution services, including expenses for sales meetings or seminar sponsorships that may relate to the policies and/or the advisers' respective Portfolios.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for a number of Portfolios in EQAT and VIP including the EQ/AllianceBernstein Small Cap Growth, EQ/Common Stock Index, EQ/Equity 500 Index, EQ/International Equity Index, EQ/Large Cap Growth Index, and EQ/Small Company Index, as well as a portion of EQ/Large Cap Value PLUS, EQ/Quality Bond PLUS, Multimanager Aggressive Equity, Multimanager Large Cap Core Equity, Multimanager Large Cap Value, and Multimanager Mid Cap Growth. AllianceBernstein is a limited partnership, which is indirectly majority-owned by AXA Equitable and AXA Financial.

   Contract Distribution and Principal Underwriter:

   AXA Advisors and AXA Distributors are distributors and principal underwriters of the Variable Life Policies and the Variable Accounts. They are both registered with the SEC as broker-dealers and are members of the Financial Industry Regulatory Authority ("FINRA").

   The Variable Life Policies are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network"), or its subsidiaries (affiliates of AXA Equitable). AXA Network receives commissions under its General Sales Agreement with AXA Equitable and its Networking Agreement with AXA Advisors. AXA Advisors receives service related payments under its Supervisory and Distribution Agreement with AXA Equitable. The financial professionals are compensated on a commission basis by AXA Network. The Variable Life Policies are also sold through licensed insurance agents (both affiliated and unaffiliated with AXA Equitable) and their affiliated broker-dealers (who are registered with the SEC and are members of the FINRA) that have entered into selling agreements with AXA Distributors. The licensed insurance agents who sell AXA Equitable policies for these companies are appointed agents of AXA Equitable, and are registered representatives of the broker-dealers under contracts with AXA Distributors.

5. Purchases and Sales of Investments

   The cost of purchases and proceeds from sales of investments for the year ended December 31, 2011 were as follows:

                                                    PURCHASES     SALES
                                                   ----------- -----------
All Asset Allocation.............................. $10,367,512 $14,875,853
American Century VP Mid Cap Value Fund............     137,375      21,335
AXA Aggressive Allocation.........................   2,957,237     964,760
AXA Balanced Strategy.............................   3,930,879     567,251

                                    FSA-89

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


5. Purchases and Sales of Investments (Continued)

                                                    PURCHASES     SALES
                                                   ----------- -----------
AXA Conservative Allocation....................... $ 1,128,085 $   686,672
AXA Conservative Growth Strategy..................   1,474,609     520,864
AXA Conservative-Plus Allocation..................   1,241,080     555,342
AXA Conservative Strategy.........................     492,838     154,732
AXA Growth Strategy...............................   4,450,303     867,728
AXA Moderate Allocation...........................   5,941,681   2,257,462
AXA Moderate Growth Strategy......................  10,001,480     790,386
AXA Moderate-Plus Allocation......................   9,474,854   2,495,921
AXA Tactical Manager 400..........................      47,059      36,505
AXA Tactical Manager 500..........................      43,443      22,690
AXA Tactical Manager 2000.........................      47,221      21,049
AXA Tactical Manager International................      87,701      24,895
Dreyfus Stock Index Fund, Inc.....................   2,151,414   5,110,749
EQ/AllianceBernstein Small Cap Growth.............     609,992     483,233
EQ/BlackRock Basic Value Equity...................   1,256,994     632,065
EQ/Boston Advisors Equity Income..................   1,620,102   2,416,735
EQ/Calvert Socially Responsible...................     253,270     296,263
EQ/Capital Guardian Research......................     500,015     720,688
EQ/Common Stock Index.............................   1,170,312     359,990
EQ/Core Bond Index................................   3,786,259   6,056,378
EQ/Equity 500 Index...............................   1,289,834     387,777
EQ/Equity Growth PLUS.............................   1,217,016   1,971,857
EQ/GAMCO Mergers and Acquisitions.................     403,043     182,091
EQ/GAMCO Small Company Value......................   8,289,846  14,284,211
EQ/Global Bond PLUS...............................     386,603     162,941
EQ/Global Multi-Sector Equity.....................     988,258     674,031
EQ/Intermediate Government Bond Index.............   1,339,340   2,641,394
EQ/International Core PLUS........................     379,097     155,957
EQ/International Equity Index.....................     620,014     306,602
EQ/International Value PLUS.......................     622,608     436,938
EQ/JPMorgan Value Opportunities...................     145,731      75,126
EQ/Large Cap Core PLUS............................     283,799     243,858
EQ/Large Cap Growth Index.........................     195,869      64,228
EQ/Large Cap Growth PLUS..........................     749,479     120,244
EQ/Large Cap Value Index..........................   6,813,796     748,564
EQ/Large Cap Value PLUS...........................     523,340     769,539
EQ/Lord Abbett Large Cap Core.....................     194,728      55,574
EQ/MFS International Growth.......................   2,753,556   3,212,468
EQ/Mid Cap Index..................................     602,900     484,129
EQ/Mid Cap Value PLUS.............................   1,562,694   2,193,750
EQ/Money Market...................................  16,197,859  17,744,545
EQ/Montag & Caldwell Growth.......................   5,898,003   9,948,518
EQ/Morgan Stanley Mid Cap Growth..................   2,625,666   2,117,211
EQ/PIMCO Ultra Short Bond.........................     949,906     840,346
EQ/Quality Bond PLUS..............................   1,549,888   2,064,500
EQ/Small Company Index............................   1,115,093     671,111
EQ/T. Rowe Price Growth Stock.....................   4,458,978   7,516,182
EQ/UBS Growth & Income............................   1,955,287   3,193,389
EQ/Van Kampen Comstock............................     333,177     233,953
EQ/Wells Fargo Omega Growth.......................   1,084,127     364,383
Fidelity(R) VIP Asset Manager Portfolio...........       2,245         274
Fidelity(R) VIP Contrafund(R) Portfolio...........   3,052,033   5,157,007
Fidelity(R) VIP Growth & Income Portfolio.........     123,069      56,453
Fidelity(R) VIP Mid Cap Portfolio.................     198,964      39,445

                                    FSA-90

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


5. Purchases and Sales of Investments (Concluded)

                                                    PURCHASES    SALES
                                                   ----------- ----------
Franklin Income Securities Fund................... $ 1,361,776 $1,813,014
Franklin Rising Dividends Securities Fund.........     549,922    317,271
Franklin Small Cap Value Securities Fund..........      36,675     10,282
Franklin Strategic Income Securities Fund.........     278,028     34,116
Goldman Sachs VIT Mid Cap Value Fund..............     107,136     18,191
Invesco V.I. Dividend Growth Fund.................     180,285     22,932
Invesco V.I. Global Health Care Fund..............      95,641     95,490
Invesco V.I. Global Real Estate Fund..............     294,722     67,517
Invesco V.I. International Growth Fund............     190,329     29,799
Invesco V.I. Mid Cap Core Equity Fund.............      48,135      9,958
Invesco V.I. Small Cap Equity Fund................      69,224     16,362
Invesco V.I. Technology Fund......................      37,263     59,734
Invesco Van Kampen V.I. Global Value Equity Fund..      79,737    116,429
Ivy Funds VIP Energy..............................     544,146    242,480
Ivy Funds VIP Mid Cap Growth......................     240,359     25,856
Ivy Funds VIP Small Cap Growth....................     104,213     25,434
Janus Aspen Series Balanced Portfolio.............   1,931,516  2,297,472
Janus Aspen Series Enterprise Portfolio...........   1,203,352  2,268,484
Janus Aspen Series Forty Portfolio................   1,423,861  2,682,816
Janus Aspen Series Overseas Portfolio.............     858,515  1,492,998
Janus Aspen Series Perkins Mid Cap Value Portfolio      29,209    164,743
Janus Aspen Series Worldwide Portfolio............   1,262,920  2,245,195
Lazard Retirement Emerging Markets Equity
 Portfolio........................................     807,120     77,508
MFS(R) International Value Portfolio..............     349,465    110,104
MFS(R) Investors Growth Stock Series..............      17,844        752
MFS(R) Investors Trust Series.....................      27,217     12,130
MFS(R) Utilities Series...........................     245,409    351,504
Multimanager Aggressive Equity....................     290,420    192,643
Multimanager Core Bond............................     971,172    629,646
Multimanager International Equity.................     245,488    118,383
Multimanager Large Cap Core Equity................     145,143    119,690
Multimanager Large Cap Value......................     394,168    473,877
Multimanager Mid Cap Growth.......................     107,359     38,103
Multimanager Mid Cap Value........................     434,142    339,407
Multimanager Multi-Sector Bond....................     599,465    414,968
Multimanager Small Cap Growth.....................   1,563,256  2,494,932
Multimanager Small Cap Value......................      95,016     81,694
Multimanager Technology...........................     369,399    155,226
Mutual Shares Securities Fund.....................     107,382     42,266
Oppenheimer Global Securities Fund/VA.............     298,895    361,692
PIMCO Variable Insurance Trust
 CommodityRealReturn(R) Strategy Portfolio........     334,392    108,170
PIMCO Variable Insurance Trust Global Bond
 Portfolio (Unhedged).............................   1,027,946  1,010,402
PIMCO Variable Insurance Trust Real Return
 Portfolio........................................     520,831    161,689
PIMCO Variable Insurance Trust Total Return
 Portfolio........................................   1,003,136    337,381
T. Rowe Price Equity Income Portfolio -- II.......     146,115     30,879
Templeton Developing Markets Securities Fund......  15,132,740    139,869
Templeton Global Bond Securities Fund.............  15,270,415    127,064
Templeton Growth Securities Fund..................      32,361     17,275
UIF Emerging Markets Debt Portfolio...............      37,505     39,724
Van Eck VIP Emerging Markets Fund.................      62,037    133,753
Van Eck VIP Global Bond Fund......................      41,906     66,996
Van Eck VIP Global Hard Assets Fund...............     452,907    202,683

                                    FSA-91

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


6. Reorganizations

   In 2011 and 2010, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives. In May 2011, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby, certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for equivalent interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes reorganizations which occurred in 2011 were treated as mergers. In September 2010, AXA Equitable enacted a substitution of securities, via a tax-free exchange, resulting in the Surviving Portfolio issuing shares in exchange for shares of the Removed Investment Option. For both mergers and substitutions Contractowners of the Removed Investment Options receive interests in the Surviving Investment Options with an amount equivalent to the value they held in the Removed Investment Options immediately prior to the reorganization.

   In 2011, a fund reorganization occurred within AIM Variable Insurance Funds (Invesco Variable Insurance Funds), impacting the Variable Investment Options of the Account. The purpose of the reorganization was to combine, via a tax free exchange, two Variable Investment Options managed by Invesco. This merger was approved, pursuant to a Plan of Reorganization by the Trustees and shareholders of the Invesco V.I. Dividend Growth Fund. On
   April 29, 2011, Invesco V.I. Financial Services Fund exchanged all of their assets and liabilities for equivalent interests in Invesco V.I. Dividend Growth Fund. For accounting purposes, the reorganization which occurred in 2011 was treated as a merger.

--------------------------------------------------------------------------------------------------------
                                REMOVED PORTFOLIO                    SURVIVING PORTFOLIO
--------------------------------------------------------------------------------------------------------
 MAY 20, 2011                   EQ/CAPITAL GUARDIAN GROWTH           EQ/LARGE CAP GROWTH PLUS
--------------------------------------------------------------------------------------------------------
Shares -- Class A                   15,725                               12,151
Value -- Class A                $    13.86                           $    17.94
Shares -- Class B                   26,936                               61,074
Value -- Class B                $    13.86                           $    17.57
Net Assets Before Merger        $  591,282                           $  699,777
Net Assets After Merger         $       --                           $1,291,059
--------------------------------------------------------------------------------------------------------
 MAY 20, 2011                   EQ/LORD ABBETT GROWTH AND INCOME     EQ/LARGE CAP VALUE INDEX
--------------------------------------------------------------------------------------------------------
Shares -- Class A                  587,739                            1,114,332
Value -- Class A                $    10.67                           $     5.63
Shares -- Class B                   45,503                              151,359
Value -- Class B                $    10.68                           $     5.61
Net Assets Before Merger        $6,757,146                           $  365,665
Net Assets After Merger         $       --                           $7,122,811
--------------------------------------------------------------------------------------------------------
 APRIL 29, 2011                 INVESCO V.I. FINANCIAL SERVICES FUND INVESCO V.I. DIVIDEND GROWTH FUND
--------------------------------------------------------------------------------------------------------
Shares -- Series I                  32,093                               12,554
Value -- Series I               $     5.95                           $    15.21
Net Assets Before Merger        $  190,951                           $       --
Net Assets After Merger         $       --                           $  190,950
--------------------------------------------------------------------------------------------------------
 SEPTEMBER 17, 2010             MULTIMANAGER LARGE CAP GROWTH        MULTIMANAGER AGGRESSIVE EQUITY
--------------------------------------------------------------------------------------------------------
Shares -- Class B                   74,573                               53,114
Value -- Class B                $     7.72                           $    23.38
Net Assets Before Substitution  $  575,704                           $  661,101
Net Assets After Substitution   $       --                           $1,241,805

                                    FSA-92

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


7. Contractowner Charges

   Policy premiums received from MONY America by the Variable Account represent gross policy premiums recorded by MONY America less deductions retained as compensation for certain sales distribution expenses and premium taxes.

   The cost of insurance, administration charges, and, if applicable, the cost of any optional benefits added by riders to the insurance policies are deducted monthly from the total amount under the policy in each Variable Investment Option ("fund value") to compensate MONY America. MONY America may impose a surrender charge when the Contractowners request a full or partial surrender. These deductions are treated as Contractowner redemptions by the Variable Account.

   There are optional insurance benefit charges, in addition to the charges below, which are determined in accordance with the specific terms of the relevant rider, if such options are elected.

   The charges below are the current annual charges deducted from the net unit value of the Variable Investment Options, or from the fund value. Higher charges may be permitted under the terms of the various policies. All charges are reflected as part of "Contractowners Transactions" in the Statement of Changes in Net Assets with the exception of Mortality & Expense Risk Charge which is reflected as "Asset-based Charges" in the Statement of Operations.

   PREMIUM CHARGE: This charge is deducted from each premium payment and ranges from a low of 0% to a high of 12%.

   MORTALITY & EXPENSE RISK CHARGE: This charge is deducted daily from the net unit value of the Variable Investment Options, and ranges from a low of 0% to a high of 1.75%. For Incentive Life Legacy, Incentive Life Legacy II, and MONY America Corporate Sponsored Variable Universal Life the charge is deducted from the fund value.

   MONTHLY PER $1,000 SPECIFIED AMOUNT CHARGE: This charge is deducted over a number of years from the fund value, depending upon the provisions of the Variable Life Policies. Generally, this charge grades to zero based on a schedule, as defined in the Variable Life Policies, and is a percentage or dollar value of the Specified Amount (Face Amount). This charge varies based on a number of factors, including issue age, gender and risk class.

   ADMINISTRATIVE CHARGE: The charge is deducted monthly from the fund value, based on a specific amount of the policy. The charge ranges from a low of $0 to a high of $31.50.

   COST OF INSURANCE: The cost of insurance charge is a monthly deduction, which is deducted from fund value. The charge is calculated by multiplying the cost of insurance rate by the net amount at risk at the beginning of the policy month. The charge varies by gender, age, policy duration and underwriting class.

   TRANSFER CHARGE: MONY America does not currently assess this charge, but reserves the right to impose a transfer charge. The charge may range from a low of $0 to a high of $25 per transfer.

   PARTIAL SURRENDER CHARGE: This charge is assessed when a Contractowner surrenders a portion of their policy's cash value. The charge is deducted from the fund value, and ranges from a low of $0 to a high of $25.

   SURRENDER CHARGE: The surrender charge is assessed upon full policy surrender. Generally, the charge is based on a factor per $1,000 of the initial specified amount (or increases in the specified amount), and varies by issue age, gender and risk class.

   MEDICAL UNDERWRITING CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $5, and deducted monthly from fund value for the three policy years on policies that were issued on a medically underwritten basis.

   GUARANTEED ISSUE CHARGE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners. The charge is a flat fee of $3, and deducted monthly from fund value for the first three policy years on policies that were issued on a guaranteed issue basis.

   REINSTATEMENT FEE: This charge is applicable only to Corporate Sponsored Variable Universal Life Contractowners, and is deducted at the time the policy is reinstated. The charge is $150.

   LOAN INTEREST RATE SPREAD: It is assessed each policy anniversary after the loan is taken, or upon death, surrender or lapse, if earlier. The amount of the charges will vary from a low of 0% to a high of 1.60% depending on the policy year.

   ILLUSTRATION PROJECTION REPORT CHARGE: This charge may be deducted upon notification of a report request after the first policy anniversary, which will project future benefits and values under the policy. The charge ranges from a low of $0 to a high of $25.

                                    FSA-93

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


7. Contractowner Charges (Concluded)


   CHARGE FOR STATE AND LOCAL TAX EXPENSE: This charge is a percentage of each premium paid and varies by state.

   CHARGE FOR FEDERAL TAX EXPENSE: This charge is 1.25% of each premium paid.

   RIDERS: The charge for any optional benefits elected by the Contractowner are deducted monthly from the fund value.

8. Financial Highlights

   The Variable Life Policies have unique combinations of features and fees that are charged against the Contractowner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

   The ranges for the total return ratios and unit values correspond to the product groupings that produced the lowest and highest expense ratios. Due to the timing of the introduction of new products into the Variable Account, contract charges and related unit values and total returns may fall outside of the ranges presented in the financial highlights.

                                                                 AT DECEMBER 31,
                                                -------------------------------------------------
                                                                UNITS OUTSTANDING
                                                -------------------------------------------------
                                                  2011      2010      2009      2008      2007
                                                --------- --------- --------- --------- ---------
All Asset Allocation........................... 3,211,366 3,526,149 3,853,803 4,220,622 4,557,493
American Century VP Mid Cap Value Fund (aj)....     1,290       236        --        --        --
AXA Aggressive Allocation......................   204,057   191,264   173,559   110,148    47,874
AXA Balanced Strategy (ae).....................    51,912    22,865     2,439        --        --
AXA Conservative Allocation....................    61,571    68,111    56,245    30,961     1,251
AXA Conservative Growth Strategy (ae)..........    15,302     7,113       296        --        --
AXA Conservative-Plus Allocation...............   155,386   137,416    89,606    32,872    12,493
AXA Conservative Strategy (ae).................     7,900     4,981       571        --        --
AXA Growth Strategy (ae).......................    52,742    22,660     2,943        --        --
AXA Moderate Allocation........................   513,791   484,702   425,025   253,104    74,700
AXA Moderate Growth Strategy (ae)..............   144,372    65,733     6,335        --        --
AXA Moderate-Plus Allocation...................   811,433   815,478   702,241   479,102   176,828
AXA Tactical Manager 400 (aj)..................       653       565        --        --        --
AXA Tactical Manager 500 (aj)..................       498       303        --        --        --
AXA Tactical Manager 2000 (aj).................       526       267        --        --        --
AXA Tactical Manager International (aj)........       917       310        --        --        --
Dreyfus Stock Index Fund, Inc.................. 1,722,346 1,976,534 2,947,295 3,395,551 4,239,431
EQ/AllianceBernstein Small Cap Growth (e)......    45,702    54,068    56,375    54,133    55,464
EQ/BlackRock Basic Value Equity (l)............    64,219    67,780    67,562    64,235    56,733
EQ/Boston Advisors Equity Income (m)...........   993,591 1,072,939 1,193,049 1,428,805 2,046,743
EQ/Calvert Socially Responsible................   171,141   178,999   206,593   214,648   222,571
EQ/Capital Guardian Research (b) (n) (o).......   313,142   338,084   380,013   367,531   438,622
EQ/Common Stock Index (d)......................    46,578    39,165    37,851    31,699    30,314
EQ/Core Bond Index (q) (r) (af) (ag)........... 2,369,489 2,543,534 2,765,053   675,319 2,395,611
EQ/Equity 500 Index............................    42,638    34,731    26,585    19,703     7,835
EQ/Equity Growth PLUS..........................   671,053   740,378   794,475   886,553   957,530
EQ/GAMCO Mergers and Acquisitions..............     5,867     4,482     2,555     2,076     1,448
EQ/GAMCO Small Company Value................... 1,514,757 1,679,573 1,872,176 2,103,985 2,332,537
EQ/Global Bond PLUS............................     9,564     8,198     6,262     4,191       868
EQ/Global Multi-Sector Equity..................    56,334    58,117    61,334    55,479    48,048
EQ/Intermediate Government Bond Index (x) (ah).   915,508 1,003,858   545,599     1,935       614
EQ/International Core PLUS.....................     7,108     5,571     4,307     1,988       615
EQ/International Equity Index..................    79,739    83,500   121,221   311,841   196,408
EQ/International Value PLUS....................   232,006   240,496   238,704   406,057   592,484
EQ/JPMorgan Value Opportunities................     4,676     4,051     1,936     1,232       393
EQ/Large Cap Core PLUS.........................     3,242     2,985       572       431       123

                                    FSA-94

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


8. Financial Highlights (Continued)

                                                                     AT DECEMBER 31,
                                                    -------------------------------------------------
                                                                    UNITS OUTSTANDING
                                                    -------------------------------------------------
                                                      2011      2010      2009      2008      2007
                                                    --------- --------- --------- --------- ---------
EQ/Large Cap Growth Index..........................    11,139     9,839     7,362     3,981     1,151
EQ/Large Cap Growth PLUS (an)......................    20,598     3,091     2,398     1,780       640
EQ/Large Cap Value Index (ao)......................   441,747     5,201     3,603     1,861       710
EQ/Large Cap Value PLUS (f) (k)....................   390,882   419,761   427,092   496,854   691,063
EQ/Lord Abbett Large Cap Core......................     4,488     3,396     2,253       857       252
EQ/MFS International Growth........................   820,016   888,308 1,036,589 1,155,158 1,259,597
EQ/Mid Cap Index (p)...............................   187,339   189,901   202,727   201,024   199,167
EQ/Mid Cap Value PLUS (h) (y) (z) (aa).............   820,089   882,615   965,418     2,679     1,590
EQ/Money Market.................................... 1,142,237 1,333,398 1,801,160 3,915,407 4,660,253
EQ/Montag & Caldwell Growth........................ 3,777,832 4,129,753 4,523,992 4,583,153 4,939,826
EQ/Morgan Stanley Mid Cap Growth (g) (t)...........   552,534   596,579   635,250   714,513   796,240
EQ/PIMCO Ultra Short Bond (ab) (ac)................   314,017   326,958   358,570   351,371   309,572
EQ/Quality Bond PLUS (ai)..........................   385,899   425,735   495,872     3,649       808
EQ/Small Company Index (s).........................   539,126   574,937   590,202   353,160   562,134
EQ/T. Rowe Price Growth Stock (a).................. 2,122,345 2,301,257 2,513,219 2,912,759 2,872,427
EQ/UBS Growth & Income............................. 1,144,006 1,255,131 1,372,538 1,457,557 1,578,496
EQ/Van Kampen Comstock.............................     6,049     5,235     1,990     1,251       501
EQ/Wells Fargo Omega Growth........................    13,446     8,082     2,297       657       238
Fidelity(R) VIP Asset Manager Portfolio............       523       400     7,809     4,295    14,985
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j).... 1,491,297 1,641,199 1,811,655 2,598,682 2,888,470
Fidelity(R) VIP Growth & Income Portfolio..........    43,776    44,643    35,765    49,124   146,987
Fidelity(R) VIP Mid Cap Portfolio (aj).............     2,122       689        --        --        --
Franklin Income Securities Fund (u) (v) (w)........   405,803   462,291   485,583   629,033   868,311
Franklin Rising Dividends Securities Fund..........    43,935    41,920    41,207    41,255    39,654
Franklin Small Cap Value Securities Fund (aj)......       501       242        --        --        --
Franklin Strategic Income Securities Fund (aj).....     2,966       809        --        --        --
Goldman Sachs VIT Mid Cap Value Fund (aj)..........     1,321       497        --        --        --
Invesco V.I. Dividend Growth Fund (al) (am)........    27,751        --        --        --        --
Invesco V.I. Global Health Care Fund...............    48,843    48,622    50,853    50,599    57,410
Invesco V.I. Global Real Estate Fund (aj)..........     2,660       716        --        --        --
Invesco V.I. International Growth Fund (aj)........     2,093       623        --        --        --
Invesco V.I. Mid Cap Core Equity Fund (aj).........       549       183        --        --        --
Invesco V.I. Small Cap Equity Fund (aj)............       567       105        --        --        --
Invesco V.I. Technology Fund.......................    22,023    23,846    19,650    12,600    17,425
Invesco Van Kampen V.I. Global Value Equity Fund...    39,217    43,455    44,657   121,007   117,454
IVY Funds VIP Energy (aj)..........................     3,483       926        --        --        --
IVY Funds VIP Mid Cap Growth (aj)..................     2,947     1,219        --        --        --
IVY Funds VIP Small Cap Growth (aj)................     1,026       330        --        --        --
Janus Aspen Series Balanced Portfolio..............   474,173   531,051   571,900   579,791   625,165
Janus Aspen Series Enterprise Portfolio............ 1,216,598 1,316,799 1,467,413 1,645,010 1,776,494
Janus Aspen Series Forty Portfolio................. 1,286,004 1,382,769 1,509,543 1,768,231 1,929,057
Janus Aspen Series Overseas Portfolio..............   290,141   318,013   336,722   389,552   555,876
Janus Aspen Series Perkins Mid Cap Value Portfolio.    73,848    81,923    89,627   103,502   208,859
Janus Aspen Series Worldwide Portfolio............. 1,207,668 1,329,587 1,475,788 1,561,988 1,673,999
Lazard Retirement Emerging Markets Equity
  Portfolio (aj)...................................     9,789     3,104        --        --        --
MFS(R) International Value Portfolio (aj)..........     3,758     1,574        --        --        --

                                    FSA-95

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011


8. Financial Highlights (Continued)

                                                                   AT DECEMBER 31,
                                                      -----------------------------------------
                                                                  UNITS OUTSTANDING
                                                      -----------------------------------------
                                                       2011    2010    2009    2008     2007
                                                      ------- ------- ------- ------- ---------
MFS(R) Investors Growth Stock Series (aj)............     190      32      --      --        --
MFS(R) Investors Trust Series (aj)...................     159      12      --      --        --
MFS(R) Utilities Series..............................  49,019  53,770  61,756  66,328    80,073
Multimanager Aggressive Equity (ad) (ak).............  17,657  16,560   7,531   1,387       418
Multimanager Core Bond............................... 584,196 620,373 622,186 900,691     1,527
Multimanager International Equity....................   6,845   6,261   4,615   2,823       950
Multimanager Large Cap Core Equity...................   1,714   1,548     733     483       250
Multimanager Large Cap Value......................... 480,006 505,169 532,550 810,414     1,658
Multimanager Mid Cap Growth..........................   2,389   2,069   1,628   1,192       505
Multimanager Mid Cap Value...........................   6,434   5,886   3,619   2,942       798
Multimanager Multi-Sector Bond.......................  93,464  93,772  95,782 102,664    98,629
Multimanager Small Cap Growth (c).................... 713,703 777,774 854,760 924,600 1,027,039
Multimanager Small Cap Value.........................   2,501   2,425   1,800     899       490
Multimanager Technology..............................   6,417   5,413   3,790   2,416       790
Mutual Shares Securities Fund (aj)...................   1,140     560      --      --        --
Oppenheimer Global Securities Fund/VA................  96,846 100,409 101,692 102,359    98,572
PIMCO Variable Insurance Trust
  CommodityRealReturn(R) Strategy Portfolio (aj).....   2,483     893      --      --        --
PIMCO Variable Insurance Trust Global Bond Portfolio
  (Unhedged)......................................... 171,765 178,392 176,156 190,619   177,748
PIMCO Variable Insurance Trust Real Return
  Portfolio (aj).....................................   5,482   2,531      --      --        --
PIMCO Variable Insurance Trust Total Return
  Portfolio (aj).....................................  14,817   9,104      --      --        --
T. Rowe Price Equity Income Portfolio -- II (aj).....   1,283     158      --      --        --
Templeton Developing Markets Securities Fund (aj).... 153,438   1,491      --      --        --
Templeton Global Bond Securities Fund (aj)........... 146,295   3,996      --      --        --
Templeton Growth Securities Fund (aj)................     257     122      --      --        --
UIF Emerging Markets Debt Portfolio..................   6,511   6,870  13,275  23,296    25,554
Van Eck VIP Emerging Markets Fund....................  84,967  89,235  99,485 119,925   229,915
Van Eck VIP Global Bond Fund.........................   9,901  12,198   5,960  12,174     7,400
Van Eck VIP Global Hard Assets Fund..................  12,184  10,901  11,849  11,478    25,882

                                    FSA-96

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                                      AT DECEMBER 31,
                                                    -------------------------------------------------------------------
                                                                                         UNIT VALUE
                                                                                     LOWEST TO HIGHEST
                                                    -------------------------------------------------------------------
                                                          2011             2010             2009             2008
                                                    ---------------- ---------------- ---------------- ----------------
All Asset Allocation (1)........................... $13.54 to $23.74 $14.03 to $24.78 $12.20 to $21.72 $ 9.68 to $17.35
American Century VP Mid Cap Value Fund (aj) (5)....           105.82           106.72               --               --
AXA Aggressive Allocation (1)......................   7.89 to 134.06   8.59 to 144.93   7.66 to 128.17   6.06 to 100.70
AXA Balanced Strategy (ae) (1).....................           109.29           111.97           101.74               --
AXA Conservative Allocation (1)....................  10.76 to 133.84  10.64 to 131.35   9.99 to 122.45   9.16 to 111.49
AXA Conservative Growth Strategy (ae) (1)..........           109.24           110.78           101.49               --
AXA Conservative-Plus Allocation (1)...............   9.92 to 133.16  10.07 to 134.11   9.30 to 122.96   8.19 to 107.46
AXA Conservative Strategy (ae) (1).................           108.93           108.15           100.81               --
AXA Growth Strategy (ae) (1).......................           109.32           114.36           102.40               --
AXA Moderate Allocation (1)........................   9.42 to 138.38   9.72 to 141.78   8.91 to 128.99   7.68 to 110.24
AXA Moderate Growth Strategy (ae) (1)..............           109.35           113.12           102.03               --
AXA Moderate-Plus Allocation (1)...................   8.70 to 138.68   9.22 to 145.92   8.33 to 130.81   6.88 to 107.26
AXA Tactical Manager 400 (aj) (1)..................            98.14           106.93               --               --
AXA Tactical Manager 500 (aj) (1)..................           100.10           104.00               --               --
AXA Tactical Manager 2000 (aj) (1).................            94.60           105.76               --               --
AXA Tactical Manager International (aj) (1)........            88.18           105.04               --               --
Dreyfus Stock Index Fund, Inc. (5).................   9.51 to  16.76   9.40 to  16.46   8.25 to  14.33   6.58 to  11.34
EQ/AllianceBernstein Small Cap Growth (e) (3)......  13.66 to 204.44  13.76 to 205.77  10.34 to 154.43   7.63 to 113.82
EQ/BlackRock Basic Value Equity (l) (1)............  13.53 to 250.90  14.01 to 258.94  12.52 to 230.61   9.64 to 177.01
EQ/Boston Advisors Equity Income (m) (1)...........  11.87 to 119.20  12.01 to 119.67  10.46 to 103.43   9.45 to  92.72
EQ/Calvert Socially Responsible (3)................   7.80 to  90.62   7.82 to  90.37   6.99 to  80.31   5.36 to  61.36
EQ/Capital Guardian Research (b) (n) (o) (3).......  11.94 to 142.14  11.54 to 136.67  10.02 to 118.02   7.66 to  89.78
EQ/Common Stock Index (d) (1)......................            97.37            96.85            83.59            65.14
EQ/Core Bond Index (q) (r) (af) (ag) (3)...........  11.09 to 132.84  13.72 to 126.76  12.98 to 119.83  12.66 to 116.70
EQ/Equity 500 Index (1)............................           106.60           105.01            91.81            72.94
EQ/Equity Growth PLUS (1)..........................  10.43 to 155.08  11.20 to 165.32   9.79 to 143.43   7.72 to 112.22
EQ/GAMCO Mergers and Acquisitions (1)..............           137.34           135.51           123.62           105.99
EQ/GAMCO Small Company Value (1)...................  42.40 to  61.70  43.94 to  64.41  33.12 to  48.93  23.42 to  34.85
EQ/Global Bond PLUS (1)............................           133.23           127.62           120.05           117.74
EQ/Global Multi-Sector Equity (3)..................  24.53 to 190.16  27.99 to 216.87  25.15 to 194.58  16.79 to 129.67
EQ/Intermediate Government Bond Index (x) (ah) (3).  19.08 to 121.71  13.07 to 115.59           110.91           113.49
EQ/International Core PLUS (1).....................           116.22           139.91           128.10            94.65
EQ/International Equity Index (2)..................             9.79  11.12 to 112.82            10.55             8.28
EQ/International Value PLUS (2)....................            13.18            15.68            14.75            11.29
EQ/JPMorgan Value Opportunities (1)................           153.55           162.02           144.25           109.02
EQ/Large Cap Core PLUS (1).........................           101.00           105.47            92.37            73.01
EQ/Large Cap Growth Index (1)......................            91.54            89.44            77.13            56.63
EQ/Large Cap Growth PLUS (an) (1)..................           182.73           189.68           165.73           122.89
EQ/Large Cap Value Index (ao) (3)..................   13.12 to 63.23            63.43            55.34            46.45
EQ/Large Cap Value PLUS (f) (k) (3)................   9.31 to 109.62   9.82 to 115.48   8.73 to 102.48   7.26 to  85.09
EQ/Lord Abbett Large Cap Core (1)..................           120.07           131.24           115.16            91.75
EQ/MFS International Growth (1)....................  13.65 to  18.99  15.29 to  21.43  13.30 to  18.78   9.69 to  13.79
EQ/Mid Cap Index (p) (3)...........................  14.44 to 128.40  14.81 to 131.57  11.79 to 104.63   8.66 to  76.78
EQ/Mid Cap Value PLUS (h) (y) (z) (aa) (3).........  12.47 to 179.36  13.76 to 198.04           161.72           119.04
EQ/Money Market (2)................................  10.89 to  11.43  10.98 to  11.43  11.05 to  11.42  11.10 to  11.38
EQ/Montag & Caldwell Growth (1)....................   9.52 to  10.34   9.33 to  10.06   8.68 to   9.29   6.74 to   7.16
EQ/Morgan Stanley Mid Cap Growth (g) (t) (3).......  12.37 to 168.71  13.41 to 182.78  10.15 to 138.16   6.47 to  87.96
EQ/PIMCO Ultra Short Bond (ab) (ac) (4)............  13.34 to  13.78  13.41 to  13.77  13.35 to  13.62  12.40 to  12.60
EQ/Quality Bond PLUS (ai) (1)......................  24.55 to 163.40  17.69 to 161.43           151.95           143.26
EQ/Small Company Index (s) (3).....................  17.37 to 171.66  18.11 to 178.81  14.41 to 142.12  11.44 to 112.68
EQ/T. Rowe Price Growth Stock (a) (1)..............  13.07 to  21.80  13.33 to  22.40  11.45 to  19.39   8.03 to  13.70

                                                    -----------------


                                                    -----------------
                                                          2007
                                                    ----------------
All Asset Allocation (1)........................... $13.90 to $25.11
American Century VP Mid Cap Value Fund (aj) (5)....               --
AXA Aggressive Allocation (1)......................  10.04 to 165.60
AXA Balanced Strategy (ae) (1).....................               --
AXA Conservative Allocation (1)....................  10.38 to 125.29
AXA Conservative Growth Strategy (ae) (1)..........               --
AXA Conservative-Plus Allocation (1)...............  10.24 to 133.37
AXA Conservative Strategy (ae) (1).................               --
AXA Growth Strategy (ae) (1).......................               --
AXA Moderate Allocation (1)........................  10.24 to 145.96
AXA Moderate Growth Strategy (ae) (1)..............               --
AXA Moderate-Plus Allocation (1)...................  10.17 to 157.21
AXA Tactical Manager 400 (aj) (1)..................               --
AXA Tactical Manager 500 (aj) (1)..................               --
AXA Tactical Manager 2000 (aj) (1).................               --
AXA Tactical Manager International (aj) (1)........               --
Dreyfus Stock Index Fund, Inc. (5).................  10.53 to  18.02
EQ/AllianceBernstein Small Cap Growth (e) (3)......  13.80 to 205.66
EQ/BlackRock Basic Value Equity (l) (1)............  15.25 to 279.01
EQ/Boston Advisors Equity Income (m) (1)...........  14.06 to 136.96
EQ/Calvert Socially Responsible (3)................   9.84 to 112.02
EQ/Capital Guardian Research (b) (n) (o) (3).......  12.75 to 148.80
EQ/Common Stock Index (d) (1)......................           115.89
EQ/Core Bond Index (q) (r) (af) (ag) (3)...........  13.91 to 128.15
EQ/Equity 500 Index (1)............................           116.38
EQ/Equity Growth PLUS (1)..........................  13.03 to 187.95
EQ/GAMCO Mergers and Acquisitions (1)..............           123.00
EQ/GAMCO Small Company Value (1)...................  33.77 to  50.64
EQ/Global Bond PLUS (1)............................           110.57
EQ/Global Multi-Sector Equity (3)..................  39.42 to 304.02
EQ/Intermediate Government Bond Index (x) (ah) (3).           149.27
EQ/International Core PLUS (1).....................           171.65
EQ/International Equity Index (2)..................            16.75
EQ/International Value PLUS (2)....................            19.76
EQ/JPMorgan Value Opportunities (1)................           181.02
EQ/Large Cap Core PLUS (1).........................           116.64
EQ/Large Cap Growth Index (1)......................            88.85
EQ/Large Cap Growth PLUS (an) (1)..................           198.96
EQ/Large Cap Value Index (ao) (3)..................           107.28
EQ/Large Cap Value PLUS (f) (k) (3)................  12.78 to 150.30
EQ/Lord Abbett Large Cap Core (1)..................           132.91
EQ/MFS International Growth (1)....................  16.23 to  23.27
EQ/Mid Cap Index (p) (3)...........................  17.09 to 151.40
EQ/Mid Cap Value PLUS (h) (y) (z) (aa) (3).........           196.96
EQ/Money Market (2)................................  10.92 to  11.12
EQ/Montag & Caldwell Growth (1)....................  10.12 to  10.67
EQ/Morgan Stanley Mid Cap Growth (g) (t) (3).......  12.29 to 166.98
EQ/PIMCO Ultra Short Bond (ab) (ac) (4)............  12.97 to  13.13
EQ/Quality Bond PLUS (ai) (1)......................           153.30
EQ/Small Company Index (s) (3).....................  17.38 to 171.06
EQ/T. Rowe Price Growth Stock (a) (1)..............  13.89 to  23.88

                                    FSA-97

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                                                AT DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                                                   UNIT VALUE
                                                                                               LOWEST TO HIGHEST
                                                              ------------------------------------------------------------------
                                                                    2011             2010             2009            2008
                                                              ---------------- ---------------- ---------------- ---------------
EQ/UBS Growth & Income (1)................................... $9.40 to $120.36 $9.75 to $123.85 $8.69 to $109.54 $6.61 to $82.71
EQ/Van Kampen Comstock (1)...................................           108.72           110.93            96.28           74.98
EQ/Wells Fargo Omega Growth (1)..............................           121.20           128.76           109.78           78.25
Fidelity(R) VIP Asset Manager Portfolio (5)..................            14.08            14.45            12.64            9.79
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j) (16)......... 13.89 to   16.01 14.37 to   16.42 12.36 to   14.01   9.18 to 10.32
Fidelity(R) VIP Growth & Income Portfolio (5)................            11.38            11.20             9.75            7.67
Fidelity(R) VIP Mid Cap Portfolio (aj) (5)...................           101.04           113.34               --              --
Franklin Income Securities Fund (u) (v) (w) (5).............. 11.00 to   17.09 10.74 to   16.75  9.53 to   14.92   7.03 to 11.04
Franklin Rising Dividends Securities Fund (5)................  15.79 to 114.98 14.95 to  108.47            12.43           10.63
Franklin Small Cap Value Securities Fund (aj) (5)............           102.79           106.81               --              --
Franklin Strategic Income Securities Fund (aj) (5)...........           107.95           105.24               --              --
Goldman Sachs VIT Mid Cap Value Fund (aj) (5)................           101.32           108.47               --              --
Invesco V.I. Dividend Growth Fund (al) (am) (5)..............   6.38 to   6.51               --               --              --
Invesco V.I. Global Health Care Fund (5).....................  13.74 to  14.86  13.27 to  14.30  12.64 to  13.58   9.94 to 10.63
Invesco V.I. Global Real Estate Fund (aj) (5)................           104.03           111.53               --              --
Invesco V.I. International Growth Fund (aj) (5)..............           102.69           110.41               --              --
Invesco V.I. Mid Cap Core Equity Fund (aj) (5)...............            98.30           105.14               --              --
Invesco V.I. Small Cap Equity Fund (aj) (5)..................           108.41           109.49               --              --
Invesco V.I. Technology Fund (5).............................  10.53 to  14.01  11.13 to  14.75   9.21 to  12.16   5.87 to  7.73
Invesco Van Kampen V.I. Global Value Equity Fund (5).........  10.87 to  12.89  12.20 to  14.52  11.00 to  13.13   9.48 to 11.36
IVY Funds VIP Energy (aj) (5)................................           104.08           114.48               --              --
IVY Funds VIP Mid Cap Growth (aj) (5)........................           115.13           115.78               --              --
IVY Funds VIP Small Cap Growth (aj) (5)......................           101.49           113.53               --              --
Janus Aspen Series Balanced Portfolio (5)....................  16.10 to  16.97  15.96 to  16.75  14.84 to  15.51  11.87 to 12.36
Janus Aspen Series Enterprise Portfolio (5)..................   8.62 to  13.49   8.74 to  13.79   6.94 to  11.04   4.80 to  7.68
Janus Aspen Series Forty Portfolio (5).......................   9.73 to  10.52  10.51 to  11.27   9.92 to  10.56   6.83 to  7.21
Janus Aspen Series Overseas Portfolio (19)...................  17.09 to  22.15  25.20 to  32.85  20.11 to  26.37  11.20 to 14.78
Janus Aspen Series Perkins Mid Cap Value Portfolio (5).......            17.17            17.70            15.34           11.54
Janus Aspen Series Worldwide Portfolio (5)...................   5.80 to   7.62   6.77 to   8.83   5.89 to   7.63   4.31 to  5.54
Lazard Retirement Emerging Markets Equity Portfolio (aj) (5).            93.47           114.04               --              --
MFS(R) International Value Portfolio (aj) (5)................           104.96           106.86               --              --
MFS(R) Investors Growth Stock Series (aj) (5)................           106.19           105.80               --              --
MFS(R) Investors Trust Series (aj) (5).......................           100.25           102.73               --              --
MFS(R) Utilities Series (5)..................................  28.33 to  31.97  26.62 to  29.93  23.48 to  26.30  17.68 to 19.74
Multimanager Aggressive Equity (ad) (ak) (1).................            81.90            87.39            74.30           54.13
Multimanager Core Bond (1)...................................           163.14           154.18           145.18          134.03
Multimanager International Equity (1)........................           158.89           193.73           181.13          139.42
Multimanager Large Cap Core Equity (1).......................           142.67           153.99           138.05          104.18
Multimanager Large Cap Value (1).............................           158.87           168.15           148.60          120.96
Multimanager Mid Cap Growth (1)..............................           189.57           205.79           162.19          114.40
Multimanager Mid Cap Value (1)...............................           149.25           172.21           137.87           95.50
Multimanager Multi-Sector Bond (3)...........................  13.81 to 129.77  13.16 to 123.50  12.35 to 115.82  11.28 to105.63
Multimanager Small Cap Growth (c) (1)........................  10.19 to  11.48  12.18 to  13.62   9.61 to  10.67   7.20 to  7.93
Multimanager Small Cap Value (1).............................           184.48           202.76           162.86          128.82
Multimanager Technology (1)..................................           204.36           214.70           182.41          115.13
Mutual Shares Securities Fund (aj) (5).......................           101.93           103.00               --              --
Oppenheimer Global Securities Fund/VA (5)....................            18.35            20.14            17.46           12.58
PIMCO Variable Insurance Trust CommodityRealReturn(R)
 Strategy Portfolio (aj) (5).................................           114.84           124.21               --              --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged) (5)..............................................            21.99            20.52            18.44           15.83

                                                              ------------------


                                                              ------------------
                                                                    2007
                                                              -----------------
EQ/UBS Growth & Income (1)................................... $11.10 to $137.92
EQ/Van Kampen Comstock (1)...................................            118.91
EQ/Wells Fargo Omega Growth (1)..............................            108.08
Fidelity(R) VIP Asset Manager Portfolio (5)..................             13.74
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j) (16).........  16.12 to   17.96
Fidelity(R) VIP Growth & Income Portfolio (5)................             13.15
Fidelity(R) VIP Mid Cap Portfolio (aj) (5)...................                --
Franklin Income Securities Fund (u) (v) (w) (5)..............   9.99 to   15.75
Franklin Rising Dividends Securities Fund (5)................             14.64
Franklin Small Cap Value Securities Fund (aj) (5)............                --
Franklin Strategic Income Securities Fund (aj) (5)...........                --
Goldman Sachs VIT Mid Cap Value Fund (aj) (5)................                --
Invesco V.I. Dividend Growth Fund (al) (am) (5)..............                --
Invesco V.I. Global Health Care Fund (5).....................   13.97 to  14.90
Invesco V.I. Global Real Estate Fund (aj) (5)................                --
Invesco V.I. International Growth Fund (aj) (5)..............                --
Invesco V.I. Mid Cap Core Equity Fund (aj) (5)...............                --
Invesco V.I. Small Cap Equity Fund (aj) (5)..................                --
Invesco V.I. Technology Fund (5).............................   10.61 to  13.92
Invesco Van Kampen V.I. Global Value Equity Fund (5).........   15.84 to  19.05
IVY Funds VIP Energy (aj) (5)................................                --
IVY Funds VIP Mid Cap Growth (aj) (5)........................                --
IVY Funds VIP Small Cap Growth (aj) (5)......................                --
Janus Aspen Series Balanced Portfolio (5)....................   14.22 to  14.74
Janus Aspen Series Enterprise Portfolio (5)..................    8.52 to  13.75
Janus Aspen Series Forty Portfolio (5).......................   12.32 to  12.92
Janus Aspen Series Overseas Portfolio (19)...................   23.39 to  31.04
Janus Aspen Series Perkins Mid Cap Value Portfolio (5).......             16.01
Janus Aspen Series Worldwide Portfolio (5)...................    7.85 to  10.01
Lazard Retirement Emerging Markets Equity Portfolio (aj) (5).                --
MFS(R) International Value Portfolio (aj) (5)................                --
MFS(R) Investors Growth Stock Series (aj) (5)................                --
MFS(R) Investors Trust Series (aj) (5).......................                --
MFS(R) Utilities Series (5)..................................   28.47 to  31.68
Multimanager Aggressive Equity (ad) (ak) (1).................            101.51
Multimanager Core Bond (1)...................................            130.81
Multimanager International Equity (1)........................            264.21
Multimanager Large Cap Core Equity (1).......................            172.31
Multimanager Large Cap Value (1).............................            193.37
Multimanager Mid Cap Growth (1)..............................            202.77
Multimanager Mid Cap Value (1)...............................            149.14
Multimanager Multi-Sector Bond (3)...........................   14.76 to 138.09
Multimanager Small Cap Growth (c) (1)........................   12.53 to  13.70
Multimanager Small Cap Value (1).............................            207.32
Multimanager Technology (1)..................................            217.54
Mutual Shares Securities Fund (aj) (5).......................                --
Oppenheimer Global Securities Fund/VA (5)....................             21.15
PIMCO Variable Insurance Trust CommodityRealReturn(R)
 Strategy Portfolio (aj) (5).................................                --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged) (5)..............................................             16.02

                                    FSA-98

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                          AT DECEMBER 31,
                                                                ------------------------------------
                                                                             UNIT VALUE
                                                                         LOWEST TO HIGHEST
                                                                ------------------------------------
                                                                 2011    2010    2009   2008   2007
                                                                ------- ------- ------ ------ ------
PIMCO Variable Insurance Trust Real Return Portfolio (aj) (5).. $117.29 $105.13 $   -- $   -- $   --
PIMCO Variable Insurance Trust Total Return Portfolio (aj) (5).  108.31  104.64     --     --     --
T. Rowe Price Equity Income Portfolio -- II (aj) (5)...........  101.56  102.60     --     --     --
Templeton Developing Markets Securities Fund (aj) (5)..........   95.62  113.63     --     --     --
Templeton Global Bond Securities Fund (aj) (5).................  104.25  105.16     --     --     --
Templeton Growth Securities Fund (aj) (5)......................   97.10  104.38     --     --     --
UIF Emerging Markets Debt Portfolio (5)........................   25.01   23.37  21.29  16.35  19.23
Van Eck VIP Emerging Markets Fund (5)..........................   17.91   24.11  19.01   8.92  25.32
Van Eck VIP Global Bond Fund (5)...............................   22.19   20.52  19.33  18.24  17.60
Van Eck VIP Global Hard Assets Fund (5)........................   43.84   52.47  40.60  25.77  47.84

                                    FSA-99

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)


                                                            AT DECEMBER 31,
                                                ---------------------------------------
                                                          NET ASSETS (000'S)
                                                ---------------------------------------
                                                 2011    2010    2009    2008    2007
                                                ------- ------- ------- ------- -------
All Asset Allocation........................... $61,550 $70,737 $68,155 $60,021 $94,408
American Century VP Mid Cap Value Fund (aj)....     137      25      --      --      --
AXA Aggressive Allocation......................  17,441  17,566  13,231   6,742   4,233
AXA Balanced Strategy (ae).....................   5,674   2,560     248      --      --
AXA Conservative Allocation....................   2,885   2,497   2,091     846     135
AXA Conservative Growth Strategy (ae)..........   1,672     788      30      --      --
AXA Conservative-Plus Allocation...............   5,711   5,286   3,638   1,566     633
AXA Conservative Strategy (ae).................     861     539      58      --      --
AXA Growth Strategy (ae).......................   5,766   2,591     301      --      --
AXA Moderate Allocation........................  29,636  27,881  20,681   9,312   4,417
AXA Moderate Growth Strategy (ae)..............  15,787   7,436     646      --      --
AXA Moderate-Plus Allocation...................  58,954  57,417  44,094  23,098  13,149
AXA Tactical Manager 400 (aj)..................      64      60      --      --      --
AXA Tactical Manager 500 (aj)..................      50      31      --      --      --
AXA Tactical Manager 2000 (aj).................      50      28      --      --      --
AXA Tactical Manager International (aj)........      81      33      --      --      --
Dreyfus Stock Index Fund, Inc..................  21,161  24,281  34,285  31,914  64,956
EQ/AllianceBernstein Small Cap Growth (e)......   2,058   2,040   1,320     766     977
EQ/BlackRock Basic Value Equity (l)............   3,748   3,293   1,998   1,127   1,188
EQ/Boston Advisors Equity Income (m)...........  15,630  16,769  15,939  17,102  36,559
EQ/Calvert Socially Responsible................   1,341   1,385   1,403   1,113   2,111
EQ/Capital Guardian Research (b) (n) (o).......   3,839   3,936   3,779   2,766   5,194
EQ/Common Stock Index (d)......................   4,388   3,629   2,528   1,249   1,199
EQ/Core Bond Index (q) (r) (af) (ag)...........  35,516  36,766  36,859   9,495  34,384
EQ/Equity 500 Index............................   4,545   3,647   2,441   1,437     912
EQ/Equity Growth PLUS..........................   9,265  10,655   9,741   7,990  13,369
EQ/GAMCO Mergers and Acquisitions..............     806     608     316     220     178
EQ/GAMCO Small Company Value...................  67,675  76,969  64,123  51,202  82,005
EQ/Global Bond PLUS............................   1,274   1,046     752     493      96
EQ/Global Multi-Sector Equity..................   5,194   5,699   4,464   2,186   3,093
EQ/Intermediate Government Bond Index (x) (ah).  16,126  16,654   8,368     239      71
EQ/International Core PLUS.....................     826     779     552     188     106
EQ/International Equity Index..................   2,932   3,107   2,977   3,517   3,947
EQ/International Value PLUS....................   4,700   5,520   4,619   5,200  12,274
EQ/JPMorgan Value Opportunities................     492     449     258     118      71
EQ/Large Cap Core PLUS.........................     327     315      53      31      14
EQ/Large Cap Growth Index......................   1,020     880     568     225     102
EQ/Large Cap Growth PLUS (an)..................   1,224     586     397     219     127
EQ/Large Cap Value Index (ao)..................   6,468     330     199      86      76
EQ/Large Cap Value PLUS (f) (k)................   7,159   7,871   6,949   6,103  13,308
EQ/Lord Abbett Large Cap Core..................     539     446     259      79      34
EQ/MFS International Growth....................  14,430  17,185  17,016  13,652  24,711
EQ/Mid Cap Index (p)...........................   4,621   4,645   3,673   2,399   4,010
EQ/Mid Cap Value PLUS (h) (y) (z) (aa).........  11,904  13,903  12,238     319     313
EQ/Money Market................................  17,209  18,744  23,763  47,430  52,636
EQ/Montag & Caldwell Growth....................  46,158  49,095  49,539  39,026  62,655
EQ/Morgan Stanley Mid Cap Growth (g) (t).......   9,934  11,000   8,519   6,039  12,622
EQ/PIMCO Ultra Short Bond (ab) (ac)............   6,147   6,081   6,077   4,947   4,140
EQ/Quality Bond PLUS (ai)......................   8,992   9,613  10,401     404     124
EQ/Small Company Index (s).....................   7,005   7,530   5,965   3,109   6,166
EQ/T. Rowe Price Growth Stock (a)..............  34,882  38,615  36,231  29,281  51,422
EQ/UBS Growth & Income.........................  13,740  15,479  14,919  11,901  21,376

                                    FSA-100

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                        AT DECEMBER 31,
                                                            ---------------------------------------
                                                                      NET ASSETS (000'S)
                                                            ---------------------------------------
                                                             2011    2010    2009    2008    2007
                                                            ------- ------- ------- ------- -------
EQ/Van Kampen Comstock..................................... $   658 $   581 $   192 $    94 $    60
EQ/Wells Fargo Omega Growth................................   1,630   1,041     252      51      26
Fidelity(R) VIP Asset Manager Portfolio....................       7       6      99      42     206
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j)............  23,537  26,505  24,927  26,507  51,385
Fidelity(R) VIP Growth & Income Portfolio..................     577     508     349     377   1,933
Fidelity(R) VIP Mid Cap Portfolio (aj).....................     214      78      --      --      --
Franklin Income Securities Fund (u) (v) (w)................   6,603   7,296   6,792   6,099  10,844
Franklin Rising Dividends Securities Fund..................   1,012     737     512     439     580
Franklin Small Cap Value Securities Fund (aj)..............      51      26      --      --      --
Franklin Strategic Income Securities Fund (aj).............     320      85      --      --      --
Goldman Sachs VIT Mid Cap Value Fund (aj)..................     134      54      --      --      --
Invesco V.I. Dividend Growth Fund (al) (am)................     177      --      --      --      --
Invesco V.I. Global Health Care Fund.......................     680     654     648     506     810
Invesco V.I. Global Real Estate Fund (aj)..................     277      80      --      --      --
Invesco V.I. International Growth Fund (aj)................     215      69      --      --      --
Invesco V.I. Mid Cap Core Equity Fund (aj).................      54      19      --      --      --
Invesco V.I. Small Cap Equity Fund (aj)....................      61      12      --      --      --
Invesco V.I. Technology Fund...............................     244     277     181      75     200
Invesco Van Kampen V.I. Global Value Equity Fund...........     445     553     513   1,169   1,896
IVY Funds VIP Energy (aj)..................................     363     106      --      --      --
IVY Funds VIP Mid Cap Growth (aj)..........................     339     141      --      --      --
IVY Funds VIP Small Cap Growth (aj)........................     104      37      --      --      --
Janus Aspen Series Balanced Portfolio......................   7,972   8,807   8,782   7,110   9,151
Janus Aspen Series Enterprise Portfolio....................  12,321  13,557  12,019   9,274  17,758
Janus Aspen Series Forty Portfolio.........................  15,177  17,601  18,028  14,263  14,592
Janus Aspen Series Overseas Portfolio......................   5,821   9,440   7,966   5,082  27,804
Janus Aspen Series Perkins Mid Cap Value Portfolio.........   1,269   1,450   1,375   1,195   3,343
Janus Aspen Series Worldwide Portfolio.....................   8,977  11,487  11,037   8,499  16,486
Lazard Retirement Emerging Markets Equity Portfolio (aj)...     915     354      --      --      --
MFS(R) International Value Portfolio (aj)..................     394     168      --      --      --
MFS(R) Investors Growth Stock Series (aj)..................      20       3      --      --      --
MFS(R) Investors Trust Series (aj).........................      16       1      --      --      --
MFS(R) Utilities Series....................................   1,458   1,506   1,521   1,236   2,422
Multimanager Aggressive Equity (ad) (ak)...................   1,446   1,447     560      75      42
Multimanager Core Bond.....................................   8,913   8,603   7,901   9,961     200
Multimanager International Equity..........................   1,088   1,213     836     394     251
Multimanager Large Cap Core Equity.........................     245     238     101      50      43
Multimanager Large Cap Value...............................   4,813   5,237   4,589   5,220     320
Multimanager Mid Cap Growth................................     453     426     264     136     102
Multimanager Mid Cap Value.................................     960   1,014     499     281     119
Multimanager Multi-Sector Bond.............................   2,516   2,308   1,970   1,723   1,932
Multimanager Small Cap Growth (c)..........................  10,478  13,400  11,393   9,070  17,055
Multimanager Small Cap Value...............................     462     492     293     116     102
Multimanager Technology....................................   1,311   1,162     692     278     172
Mutual Shares Securities Fund (aj).........................     116      58      --      --      --
Oppenheimer Global Securities Fund/VA......................   1,778   2,022   1,776   1,287   2,085
PIMCO Variable Insurance Trust CommodityRealReturn(R)
 Strategy Portfolio (aj)...................................     285     111      --      --      --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged)................................................   3,699   3,590   3,188   2,964   2,801
PIMCO Variable Insurance Trust Real Return Portfolio (aj)..     643     266      --      --      --
PIMCO Variable Insurance Trust Total Return Portfolio (aj).   1,605     953      --      --      --

                                    FSA-101

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                             AT DECEMBER 31,
                                                   -----------------------------------
                                                           NET ASSETS (000'S)
                                                   -----------------------------------
                                                    2011    2010   2009   2008   2007
                                                   ------- ------ ------ ------ ------
T. Rowe Price Equity Income Portfolio -- II (aj).. $   130 $   16 $   -- $   -- $   --
Templeton Developing Markets Securities Fund (aj).  14,671    169     --     --     --
Templeton Global Bond Securities Fund (aj)........  15,251    420     --     --     --
Templeton Growth Securities Fund (aj).............      25     13     --     --     --
UIF Emerging Markets Debt Portfolio...............     163    161    283    381    491
Van Eck VIP Emerging Markets Fund.................   1,522  2,152  1,891  1,069  5,821
Van Eck VIP Global Bond Fund......................     220    250    115    222    130
Van Eck VIP Global Hard Assets Fund...............     762    667    481    296  1,238

                                    FSA-102

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                         AT DECEMBER 31,
                                                --------------------------------
                                                           INVESTMENT
                                                          INCOME RATIO*
                                                --------------------------------
                                                2011   2010   2009   2008   2007
                                                ----  -----  -----  -----  -----
All Asset Allocation........................... 1.37%  1.43%  2.05%  2.19%  3.54%
American Century VP Mid Cap Value Fund (aj).... 1.41   2.68     --     --     --
AXA Aggressive Allocation...................... 1.34   1.71   1.17   2.26   4.95
AXA Balanced Strategy (ae)..................... 1.57   2.26   3.76     --     --
AXA Conservative Allocation.................... 1.76   2.52   3.00   8.59   8.06
AXA Conservative Growth Strategy (ae).......... 1.66   2.55   4.43     --     --
AXA Conservative-Plus Allocation............... 1.60   2.31   2.56   4.92   7.25
AXA Conservative Strategy (ae)................. 1.65   2.91   5.07     --     --
AXA Growth Strategy (ae)....................... 1.54   1.98   2.55     --     --
AXA Moderate Allocation........................ 1.59   2.30   1.81   5.41   7.01
AXA Moderate Growth Strategy (ae).............. 1.42   1.94   2.68     --     --
AXA Moderate-Plus Allocation................... 1.49   1.87   1.61   3.17   5.52
AXA Tactical Manager 400 (aj).................. 0.03     --     --     --     --
AXA Tactical Manager 500 (aj).................. 0.52   1.04     --     --     --
AXA Tactical Manager 2000 (aj)................. 0.03   0.13     --     --     --
AXA Tactical Manager International (aj)........ 2.03   2.41     --     --     --
Dreyfus Stock Index Fund, Inc.................. 1.82   1.65   2.09   2.07   1.68
EQ/AllianceBernstein Small Cap Growth (e)......   --   0.02   0.09   0.01     --
EQ/BlackRock Basic Value Equity (l)............ 1.34   1.54   2.97   2.07   4.69
EQ/Boston Advisors Equity Income (m)........... 1.95   2.45   2.50   2.15   4.67
EQ/Calvert Socially Responsible................ 0.56   0.05   0.49   0.44   0.45
EQ/Capital Guardian Research (b) (n) (o)....... 0.95   1.03   1.51   1.11   2.53
EQ/Common Stock Index (d)...................... 1.39   1.41   2.07   2.35   2.23
EQ/Core Bond Index (q) (r) (af) (ag)........... 2.08   2.37   5.87   3.00  10.85
EQ/Equity 500 Index............................ 1.68   1.53   2.20   2.39   2.67
EQ/Equity Growth PLUS.......................... 0.27   0.29   0.88   0.96   0.18
EQ/GAMCO Mergers and Acquisitions.............. 0.20     --     --   0.57   1.06
EQ/GAMCO Small Company Value................... 0.07   0.34   0.41   0.54   0.41
EQ/Global Bond PLUS............................ 3.54   2.95   0.82  23.25   4.33
EQ/Global Multi-Sector Equity.................. 1.87   1.27   1.50   0.26     --
EQ/Intermediate Government Bond Index (x) (ah). 0.63   1.84   4.32   4.97  12.26
EQ/International Core PLUS..................... 3.08   1.97   4.04   2.29   0.75
EQ/International Equity Index.................. 3.03   2.38   2.46   3.09   1.19
EQ/International Value PLUS.................... 2.16   1.00   1.90   2.22   2.19
EQ/JPMorgan Value Opportunities................ 1.15   1.64   1.81   3.19   3.02
EQ/Large Cap Core PLUS......................... 1.10   2.03   5.05   0.70   3.32
EQ/Large Cap Growth Index...................... 0.96   1.09   2.62   0.25     --
EQ/Large Cap Growth PLUS (an).................. 0.55   0.41   1.52   0.17   0.89
EQ/Large Cap Value Index (ao).................. 1.71   1.77  11.22   2.14     --
EQ/Large Cap Value PLUS (f) (k)................ 1.29   1.36   2.19   2.99  16.16
EQ/Lord Abbett Large Cap Core.................. 0.84   0.44   0.83   1.47   1.76
EQ/MFS International Growth.................... 0.64   0.85   1.14   0.94   0.53
EQ/Mid Cap Index (p)........................... 0.78   0.95   1.37   1.11     --
EQ/Mid Cap Value PLUS (h) (y) (z) (aa)......... 1.05   1.25   1.25   1.67   1.82
EQ/Money Market................................ 0.01   0.07   0.22   2.35   4.84
EQ/Montag & Caldwell Growth.................... 0.50   0.56   0.39   0.19   0.20
EQ/Morgan Stanley Mid Cap Growth (g) (t)....... 0.25   0.35     --     --   2.89
EQ/PIMCO Ultra Short Bond (ab) (ac)............ 0.58   0.40   1.14   2.58   1.99
EQ/Quality Bond PLUS (ai)...................... 2.35  10.24   8.56   6.30  10.47
EQ/Small Company Index (s)..................... 0.86   1.24   1.53   0.88  10.09
EQ/T. Rowe Price Growth Stock (a)..............   --     --     --     --   0.07

                                    FSA-103

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                         AT DECEMBER 31,
                                                                 -------------------------------
                                                                            INVESTMENT
                                                                          INCOME RATIO*
                                                                 -------------------------------
                                                                  2011   2010  2009   2008  2007
                                                                 -----  -----  ----  -----  ----
EQ/UBS Growth & Income..........................................  0.75%  0.72% 0.83%  1.21% 0.78%
EQ/Van Kampen Comstock..........................................  1.52   1.87  1.74   2.98  3.00
EQ/Wells Fargo Omega Growth.....................................    --   0.01  0.26   0.84    --
Fidelity(R) VIP Asset Manager Portfolio.........................  2.23   0.25  2.62   0.77  6.13
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j).................  0.92   1.00  1.18   0.93  1.02
Fidelity(R) VIP Growth & Income Portfolio.......................  1.98   0.87  1.04   0.54  2.19
Fidelity(R) VIP Mid Cap Portfolio (aj)..........................  0.03   0.34    --     --    --
Franklin Income Securities Fund (u) (v) (w).....................  5.77   6.69  8.57   5.48  1.79
Franklin Rising Dividends Securities Fund.......................  1.45   1.55  1.44   1.81  2.29
Franklin Small Cap Value Securities Fund (aj)...................  0.58   0.06    --     --    --
Franklin Strategic Income Securities Fund (aj)..................  5.30   0.01    --     --    --
Goldman Sachs VIT Mid Cap Value Fund (aj).......................  0.79   0.76    --     --    --
Invesco V.I. Dividend Growth Fund (al) (am).....................    --     --    --     --    --
Invesco V.I. Global Health Care Fund............................    --     --  0.36     --    --
Invesco V.I. Global Real Estate Fund (aj).......................  5.11   6.86    --     --    --
Invesco V.I. International Growth Fund (aj).....................  0.82   1.46    --     --    --
Invesco V.I. Mid Cap Core Equity Fund (aj)......................  0.13   0.34    --     --    --
Invesco V.I. Small Cap Equity Fund (aj).........................    --     --    --     --    --
Invesco V.I. Technology Fund....................................  0.18     --    --     --    --
Invesco Van Kampen V.I. Global Value Equity Fund................  3.40   1.92  4.56   2.72  2.06
IVY Funds VIP Energy (aj).......................................    --     --    --     --    --
IVY Funds VIP Mid Cap Growth (aj)...............................  3.17     --    --     --    --
IVY Funds VIP Small Cap Growth (aj).............................  0.73     --    --     --    --
Janus Aspen Series Balanced Portfolio...........................  2.41   2.81  3.06   2.65  2.59
Janus Aspen Series Enterprise Portfolio.........................    --   0.07    --   0.25  0.21
Janus Aspen Series Forty Portfolio..............................  0.36   0.34  0.04   0.02  0.34
Janus Aspen Series Overseas Portfolio...........................  0.41   0.60  0.48   1.18  0.54
Janus Aspen Series Perkins Mid Cap Value Portfolio..............  0.58   0.49  0.33   0.32  1.52
Janus Aspen Series Worldwide Portfolio..........................  0.58   0.61  1.44   0.49  0.75
Lazard Retirement Emerging Markets Equity Portfolio (aj)........  2.82   3.04    --     --    --
MFS(R) International Value Portfolio (aj).......................  1.19     --    --     --    --
MFS(R) Investors Growth Stock Series (aj).......................  0.35     --    --     --    --
MFS(R) Investors Trust Series (aj)..............................  1.31     --    --     --    --
MFS(R) Utilities Series.........................................  3.10   3.16  4.81   1.48  0.96
Multimanager Aggressive Equity (ad) (ak)........................    --   0.64  0.21   0.47    --
Multimanager Core Bond..........................................  2.77   3.01  3.66   5.25  3.84
Multimanager International Equity...............................  1.73   3.38  1.91   2.49  1.36
Multimanager Large Cap Core Equity..............................  0.34   0.42  1.71   0.78  0.82
Multimanager Large Cap Value....................................  1.19   1.13  1.70   1.87  2.01
Multimanager Mid Cap Growth.....................................    --     --    --     --    --
Multimanager Mid Cap Value......................................  0.02   1.00  3.24   0.80    --
Multimanager Multi-Sector Bond..................................  4.09   2.81  4.82  10.67  8.69
Multimanager Small Cap Growth (c)...............................    --     --    --     --    --
Multimanager Small Cap Value....................................  0.07   0.17  1.20   0.33   .57
Multimanager Technology.........................................    --     --    --     --    --
Mutual Shares Securities Fund (aj)..............................  2.56   0.44    --     --    --
Oppenheimer Global Securities Fund/VA...........................  1.04   1.20  1.92   1.27  1.12
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy
 Portfolio (aj)................................................. 14.04  11.32    --     --    --
PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged).  2.56   4.56  2.89   3.37  2.98
PIMCO Variable Insurance Trust Real Return Portfolio (aj).......  1.80   2.88    --     --    --

                                    FSA-104

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                   AT DECEMBER 31,
                                                            ----------------------------
                                                                     INVESTMENT
                                                                    INCOME RATIO*
                                                            ----------------------------
                                                            2011  2010  2009  2008  2007
                                                            ----  ----  ----  ----  ----
PIMCO Variable Insurance Trust Total Return Portfolio (aj). 2.55% 5.85%   --%   --%   --%
T. Rowe Price Equity Income Portfolio -- II (aj)........... 2.03  1.64    --    --    --
Templeton Developing Markets Securities Fund (aj).......... 0.07  0.02    --    --    --
Templeton Global Bond Securities Fund (aj)................. 1.13  0.01    --    --    --
Templeton Growth Securities Fund (aj)...................... 1.59    --    --    --    --
UIF Emerging Markets Debt Portfolio........................ 3.41  3.63  6.96  7.11  7.35
Van Eck VIP Emerging Markets Fund.......................... 1.04  3.14  0.15    --  0.45
Van Eck VIP Global Bond Fund............................... 8.27  0.60  4.11  2.94  6.24
Van Eck VIP Global Hard Assets Fund........................ 0.99  0.41  0.28  0.30  0.11

                                    FSA-105

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)


                                                                                 AT DECEMBER 31,
                                                    -------------------------------------------------------------------------
                                                                                 EXPENSE RATIO**
                                                                                LOWEST TO HIGHEST
                                                    -------------------------------------------------------------------------
                                                         2011           2010           2009           2008           2007
                                                    -------------  -------------  -------------  -------------  -------------
All Asset Allocation (6)........................... 0.00% to 0.75% 0.00% to 0.75% 0.00% to 0.75% 0.00% to 0.75% 0.00% to 0.75%
American Century VP Mid Cap Value Fund (aj) (10)...          0.00           0.00             --             --             --
AXA Aggressive Allocation (6)......................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
AXA Balanced Strategy (ae) (6).....................          0.00           0.00           0.00             --             --
AXA Conservative Allocation (6)....................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
AXA Conservative Growth Strategy (ae) (6)..........          0.00           0.00           0.00             --             --
AXA Conservative-Plus Allocation (6)...............  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
AXA Conservative Strategy (ae) (6).................          0.00           0.00           0.00             --             --
AXA Growth Strategy (ae) (6).......................          0.00           0.00           0.00             --             --
AXA Moderate Allocation (6)........................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
AXA Moderate Growth Strategy (ae) (6)..............          0.00           0.00           0.00             --             --
AXA Moderate-Plus Allocation (6)...................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
AXA Tactical Manager 400 (aj) (6)..................          0.00           0.00             --             --             --
AXA Tactical Manager 500 (aj) (6)..................          0.00           0.00             --             --             --
AXA Tactical Manager 2000 (aj) (6).................          0.00           0.00             --             --             --
AXA Tactical Manager International (aj) (6)........          0.00           0.00             --             --             --
Dreyfus Stock Index Fund, Inc. (10)................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/AllianceBernstein Small Cap Growth (e) (9)......  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/BlackRock Basic Value Equity (l) (6)............  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/Boston Advisors Equity Income (m) (6)...........  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Calvert Socially Responsible (9)................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Capital Guardian Research (b) (n) (o) (9).......  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Common Stock Index (d) (6)......................          0.00           0.00           0.00           0.00           0.00
EQ/Core Bond Index (q) (r) (af) (ag) (9)...........  0.00 to 0.75   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/Equity 500 Index (6)............................          0.00           0.00           0.00           0.00           0.00
EQ/Equity Growth PLUS (6)..........................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/GAMCO Mergers and Acquisitions (6)..............          0.00           0.00           0.00           0.00           0.00
EQ/GAMCO Small Company Value (6)...................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Global Bond PLUS (6)............................          0.00           0.00           0.00           0.00           0.00
EQ/Global Multi-Sector Equity (9)..................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/Intermediate Government Bond Index (x) (ah) (9).  0.00 to 0.75   0.00 to 0.75           0.00           0.00           0.00
EQ/International Core PLUS (6).....................          0.00           0.00           0.00           0.00           0.00
EQ/International Equity Index (7)..................          0.00           0.00           0.00           0.00           0.00
EQ/International Value PLUS (7)....................          0.00           0.00           0.00           0.00           0.00
EQ/JPMorgan Value Opportunities (6)................          0.00           0.00           0.00           0.00           0.00
EQ/Large Cap Core PLUS (6).........................          0.00           0.00           0.00           0.00           0.00
EQ/Large Cap Growth Index (6)......................          0.00           0.00           0.00           0.00           0.00
EQ/Large Cap Growth PLUS (an) (6)..................          0.00           0.00           0.00           0.00           0.00
EQ/Large Cap Value Index (ao) (9)..................  0.00 to 0.35           0.00           0.00           0.00           0.00
EQ/Large Cap Value PLUS (f) (k) (9)................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/Lord Abbett Large Cap Core (6)..................          0.00           0.00           0.00           0.00           0.00
EQ/MFS International Growth (6)....................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Mid Cap Index (p) (9)...........................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/Mid Cap Value PLUS (h) (y) (z) (aa) (9).........  0.00 to 0.35           0.00   0.00 to 0.35           0.00           0.00
EQ/Money Market (7)................................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Montag & Caldwell Growth (6)....................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
EQ/Morgan Stanley Mid Cap Growth (g) (t) (9).......  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/PIMCO Ultra Short Bond (ab) (ac) (8)............  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/Quality Bond PLUS (ai) (6)......................  0.00 to 0.75   0.00 to 0.75           0.00           0.00           0.00
EQ/Small Company Index (s) (9).....................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
EQ/T. Rowe Price Growth Stock (a) (6)..............  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75

                                    FSA-106

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                                             AT DECEMBER 31,
                                                                -----------------------------------------------------------
                                                                                             EXPENSE RATIO**
                                                                                            LOWEST TO HIGHEST
                                                                -----------------------------------------------------------
                                                                     2011           2010           2009           2008
                                                                -------------  -------------  -------------  -------------
EQ/UBS Growth & Income (6)..................................... 0.00% to 0.75% 0.00% to 0.75% 0.00% to 0.75% 0.00% to 0.75%
EQ/Van Kampen Comstock (6).....................................          0.00           0.00           0.00           0.00
EQ/Wells Fargo Omega Growth (6)................................          0.00           0.00           0.00           0.00
Fidelity(R) VIP Asset Manager Portfolio (10)...................          0.00           0.00           0.00           0.00
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j) (17)...........  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
Fidelity(R) VIP Growth & Income Portfolio (10).................          0.00           0.00           0.00           0.00
Fidelity(R) VIP Mid Cap Portfolio (aj) (10)....................          0.00           0.00             --             --
Franklin Income Securities Fund (u) (v) (w) (10)...............  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Franklin Rising Dividends Securities Fund (10).................  0.00 to 0.35           0.35           0.35           0.35
Franklin Small Cap Value Securities Fund (aj) (10).............          0.00           0.00             --             --
Franklin Strategic Income Securities Fund (aj) (10)............          0.00           0.00             --             --
Goldman Sachs VIT Mid Cap Value Fund (aj) (10).................          0.00           0.00             --             --
Invesco V.I. Dividend Growth Fund (al) (am) (10)...............  0.00 to 0.35             --             --             --
Invesco V.I. Global Health Care Fund (10)......................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Invesco V.I. Global Real Estate Fund (aj) (10).................          0.00           0.00             --             --
Invesco V.I. International Growth Fund (aj) (10)...............          0.00           0.00             --             --
Invesco V.I. Mid Cap Core Equity Fund (aj) (10)................          0.00           0.00             --             --
Invesco V.I. Small Cap Equity Fund (aj) (10)...................          0.00           0.00             --             --
Invesco V.I. Technology Fund (10)..............................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Invesco Van Kampen V.I. Global Value Equity Fund (10)..........  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
IVY Funds VIP Energy (aj) (10).................................          0.00           0.00             --             --
IVY Funds VIP Mid Cap Growth (aj) (10).........................          0.00           0.00             --             --
IVY Funds VIP Small Cap Growth (aj) (10).......................          0.00           0.00             --             --
Janus Aspen Series Balanced Portfolio (10).....................  0.35 to 0.75   0.35 to 0.75   0.35 to 0.75   0.35 to 0.75
Janus Aspen Series Enterprise Portfolio (10)...................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
Janus Aspen Series Forty Portfolio (10)........................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
Janus Aspen Series Overseas Portfolio (20).....................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Janus Aspen Series Perkins Mid Cap Value Portfolio (10)........          0.00           0.00           0.00           0.00
Janus Aspen Series Worldwide Portfolio (10)....................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
Lazard Retirement Emerging Markets Equity
 Portfolio (aj) (10)...........................................          0.00           0.00             --             --
MFS(R) International Value Portfolio (aj) (10).................          0.00           0.00             --             --
MFS(R) Investors Growth Stock Series (aj) (10).................          0.00           0.00             --             --
MFS(R) Investors Trust Series (aj) (10)........................          0.00           0.00             --             --
MFS(R) Utilities Series (10)...................................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Multimanager Aggressive Equity (ad) (ak) (6)...................          0.00           0.00           0.00           0.00
Multimanager Core Bond (6).....................................          0.00           0.00           0.00           0.00
Multimanager International Equity (6)..........................          0.00           0.00           0.00           0.00
Multimanager Large Cap Core Equity (6).........................          0.00           0.00           0.00           0.00
Multimanager Large Cap Value (6)...............................          0.00           0.00           0.00           0.00
Multimanager Mid Cap Growth (6)................................          0.00           0.00           0.00           0.00
Multimanager Mid Cap Value (6).................................          0.00           0.00           0.00           0.00
Multimanager Multi-Sector Bond (9).............................  0.00 to 0.35   0.00 to 0.35   0.00 to 0.35   0.00 to 0.35
Multimanager Small Cap Growth (c) (6)..........................  0.00 to 0.75   0.00 to 0.75   0.00 to 0.75   0.00 to 0.75
Multimanager Small Cap Value (6)...............................          0.00           0.00           0.00           0.00
Multimanager Technology (6)....................................          0.00           0.00           0.00           0.00
Mutual Shares Securities Fund (aj) (10)........................          0.00           0.00             --             --
Oppenheimer Global Securities Fund/VA (10).....................          0.35           0.35           0.35           0.35
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy
 Portfolio (aj) (10)...........................................          0.00           0.00             --             --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged) (10)...............................................          0.35           0.35           0.35           0.35

                                                                --------------


                                                                --------------
                                                                     2007
                                                                -------------
EQ/UBS Growth & Income (6)..................................... 0.00% to 0.75%
EQ/Van Kampen Comstock (6).....................................          0.00
EQ/Wells Fargo Omega Growth (6)................................          0.00
Fidelity(R) VIP Asset Manager Portfolio (10)...................          0.00
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j) (17)...........  0.00 to 0.75
Fidelity(R) VIP Growth & Income Portfolio (10).................          0.00
Fidelity(R) VIP Mid Cap Portfolio (aj) (10)....................            --
Franklin Income Securities Fund (u) (v) (w) (10)...............  0.00 to 0.35
Franklin Rising Dividends Securities Fund (10).................          0.35
Franklin Small Cap Value Securities Fund (aj) (10).............            --
Franklin Strategic Income Securities Fund (aj) (10)............            --
Goldman Sachs VIT Mid Cap Value Fund (aj) (10).................            --
Invesco V.I. Dividend Growth Fund (al) (am) (10)...............            --
Invesco V.I. Global Health Care Fund (10)......................  0.00 to 0.35
Invesco V.I. Global Real Estate Fund (aj) (10).................            --
Invesco V.I. International Growth Fund (aj) (10)...............            --
Invesco V.I. Mid Cap Core Equity Fund (aj) (10)................            --
Invesco V.I. Small Cap Equity Fund (aj) (10)...................            --
Invesco V.I. Technology Fund (10)..............................  0.00 to 0.35
Invesco Van Kampen V.I. Global Value Equity Fund (10)..........  0.00 to 0.35
IVY Funds VIP Energy (aj) (10).................................            --
IVY Funds VIP Mid Cap Growth (aj) (10).........................            --
IVY Funds VIP Small Cap Growth (aj) (10).......................            --
Janus Aspen Series Balanced Portfolio (10).....................  0.35 to 0.75
Janus Aspen Series Enterprise Portfolio (10)...................  0.00 to 0.75
Janus Aspen Series Forty Portfolio (10)........................  0.00 to 0.75
Janus Aspen Series Overseas Portfolio (20).....................  0.00 to 0.35
Janus Aspen Series Perkins Mid Cap Value Portfolio (10)........          0.00
Janus Aspen Series Worldwide Portfolio (10)....................  0.00 to 0.75
Lazard Retirement Emerging Markets Equity
 Portfolio (aj) (10)...........................................            --
MFS(R) International Value Portfolio (aj) (10).................            --
MFS(R) Investors Growth Stock Series (aj) (10).................            --
MFS(R) Investors Trust Series (aj) (10)........................            --
MFS(R) Utilities Series (10)...................................  0.00 to 0.35
Multimanager Aggressive Equity (ad) (ak) (6)...................          0.00
Multimanager Core Bond (6).....................................          0.00
Multimanager International Equity (6)..........................          0.00
Multimanager Large Cap Core Equity (6).........................          0.00
Multimanager Large Cap Value (6)...............................          0.00
Multimanager Mid Cap Growth (6)................................          0.00
Multimanager Mid Cap Value (6).................................          0.00
Multimanager Multi-Sector Bond (9).............................  0.00 to 0.35
Multimanager Small Cap Growth (c) (6)..........................  0.00 to 0.75
Multimanager Small Cap Value (6)...............................          0.00
Multimanager Technology (6)....................................          0.00
Mutual Shares Securities Fund (aj) (10)........................            --
Oppenheimer Global Securities Fund/VA (10).....................          0.35
PIMCO Variable Insurance Trust CommodityRealReturn(R) Strategy
 Portfolio (aj) (10)...........................................            --
PIMCO Variable Insurance Trust Global Bond Portfolio
 (Unhedged) (10)...............................................          0.35

                                    FSA-107

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                        AT DECEMBER 31,
                                                                 ----------------------------
                                                                        EXPENSE RATIO**
                                                                       LOWEST TO HIGHEST
                                                                 ----------------------------
                                                                 2011  2010  2009  2008  2007
                                                                 ----  ----  ----  ----  ----
PIMCO Variable Insurance Trust Real Return Portfolio (aj) (10).. 0.00% 0.00%   --%   --%   --%
PIMCO Variable Insurance Trust Total Return Portfolio (aj) (10). 0.00  0.00    --    --    --
T. Rowe Price Equity Income Portfolio -- II (aj) (10)........... 0.00  0.00    --    --    --
Templeton Developing Markets Securities Fund (aj) (10).......... 0.00  0.00    --    --    --
Templeton Global Bond Securities Fund (aj) (10)................. 0.00  0.00    --    --    --
Templeton Growth Securities Fund (aj) (10)...................... 0.00  0.00    --    --    --
UIF Emerging Markets Debt Portfolio (10)........................ 0.00  0.00  0.00  0.00  0.00
Van Eck VIP Emerging Markets Fund (10).......................... 0.00  0.00  0.00  0.00  0.00
Van Eck VIP Global Bond Fund (10)............................... 0.00  0.00  0.00  0.00  0.00
Van Eck VIP Global Hard Assets Fund (10)........................ 0.00  0.00  0.00  0.00  0.00

                                    FSA-108

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)


                                                                                           AT DECEMBER 31,
                                                     --------------------------------------------------------------------------
                                                                                           TOTAL RETURN***
                                                                                          LOWEST TO HIGHEST
                                                     --------------------------------------------------------------------------
                                                            2011               2010             2009               2008
                                                     ------------------  ---------------  ---------------  -------------------
All Asset Allocation (11)........................... (4.20)% to  (3.49)% 14.09% to 15.00% 25.19% to 26.03% (30.90)% to (30.36)%
American Century VP Mid Cap Value Fund (aj) (15)....             (0.84)            18.21               --                   --
AXA Aggressive Allocation (11)......................  (8.15) to  (7.50)   12.14 to 13.08   26.40 to 27.28   (39.64) to (39.19)
AXA Balanced Strategy (ae) (11).....................             (2.39)            10.06             1.85                   --
AXA Conservative Allocation (11)....................     1.13 to   1.90    6.51 to  7.27    9.06 to  9.83   (11.75) to (11.01)
AXA Conservative Growth Strategy (ae) (11)..........             (1.39)             9.15             1.63                   --
AXA Conservative-Plus Allocation (11)...............  (1.49) to  (0.71)    8.28 to  9.07   13.55 to 14.42   (20.02) to (19.43)
AXA Conservative Strategy (ae) (11).................               0.72             7.28             1.00                   --
AXA Growth Strategy (ae) (11).......................             (4.41)            11.68             2.45                   --
AXA Moderate Allocation (11)........................  (3.09) to  (2.40)    9.09 to  9.92   16.02 to 17.01   (25.00) to (24.47)
AXA Moderate Growth Strategy (ae) (11)..............             (3.33)            10.87             2.11                   --
AXA Moderate-Plus Allocation (11)...................  (5.64) to  (4.96)   10.68 to 11.55   21.08 to 21.96   (32.35) to (31.77)
AXA Tactical Manager 400 (aj) (11)..................             (8.22)            21.46               --                   --
AXA Tactical Manager 500 (aj) (11)..................             (3.75)            17.17               --                   --
AXA Tactical Manager 2000 (aj) (11).................            (10.55)            22.34               --                   --
AXA Tactical Manager International (aj) (11)........            (16.05)            21.27               --                   --
Dreyfus Stock Index Fund, Inc. (15).................     1.17 to   1.82   13.94 to 14.86   25.38 to 26.37   (37.51) to (37.07)
EQ/AllianceBernstein Small Cap Growth (e) (13)......  (0.73) to  (0.65)   33.08 to 33.24   35.52 to 35.68   (44.71) to (44.66)
EQ/BlackRock Basic Value Equity (l) (11)............  (3.43) to  (3.10)   11.90 to 12.28   29.88 to 30.28   (36.79) to (36.56)
EQ/Boston Advisors Equity Income (m) (11)...........  (1.17) to  (0.39)   14.82 to 15.70   10.69 to 11.55   (32.79) to (32.30)
EQ/Calvert Socially Responsible (13)................   (0.26) to   0.28   11.87 to 12.53   30.41 to 30.88   (45.53) to (45.22)
EQ/Capital Guardian Research (b) (n) (o) (13).......     3.47 to   4.00   15.17 to 15.80   30.81 to 31.45   (39.92) to (39.66)
EQ/Common Stock Index (d) (11)......................               0.54            15.86            28.32              (43.79)
EQ/Core Bond Index (q) (r) (af) (ag) (13)...........     4.23 to   4.80    5.70 to  5.78    2.53 to  2.68    (8.99) to  (8.93)
EQ/Equity 500 Index (11)............................               1.51            14.38            25.87              (37.33)
EQ/Equity Growth PLUS (11)..........................  (6.88) to  (6.19)   14.40 to 15.26   26.81 to 27.81   (40.75) to (40.29)
EQ/GAMCO Mergers and Acquisitions (11)..............               1.35             9.62            16.63              (13.83)
EQ/GAMCO Small Company Value (11)...................  (4.21) to  (3.50)   31.64 to 32.67   40.40 to 41.42   (31.18) to (30.65)
EQ/Global Bond PLUS (11)............................               4.40             6.31             1.96                 6.48
EQ/Global Multi-Sector Equity (13).................. (12.36) to (12.32)   11.29 to 11.46   49.79 to 50.06   (57.41) to (57.35)
EQ/Intermediate Government Bond Index (x) (ah) (13).     4.78 to   5.29    4.06 to  4.22           (2.27)                 3.12
EQ/International Core PLUS (11).....................            (16.93)             9.22            35.34              (44.86)
EQ/International Equity Index (12)..................            (11.96)    5.21 to  5.40            27.42              (50.57)
EQ/International Value PLUS (12)....................            (15.94)             6.31            30.65              (42.86)
EQ/JPMorgan Value Opportunities (11)................             (5.23)            12.32            32.32              (39.77)
EQ/Large Cap Core PLUS (11).........................             (4.24)            14.18            26.52              (37.41)
EQ/Large Cap Growth Index (11)......................               2.35            15.96            36.20              (36.26)
EQ/Large Cap Growth PLUS (an) (11)..................             (3.66)            14.45            34.86              (38.23)
EQ/Large Cap Value Index (ao) (13)..................  (5.61) to  (0.32)            14.62            19.14              (56.70)
EQ/Large Cap Value PLUS (f) (k) (13)................  (5.19) to  (5.07)   12.49 to 12.69   20.25 to 20.44   (43.39) to (43.19)
EQ/Lord Abbett Large Cap Core (11)..................             (8.51)            13.96            25.51              (30.97)
EQ/MFS International Growth (11).................... (11.39) to (10.73)   14.11 to 14.96   36.19 to 37.25   (40.74) to (40.30)
EQ/Mid Cap Index (p) (13)...........................  (2.50) to  (2.41)   25.61 to 25.75   36.14 to 36.27   (49.33) to (49.29)
EQ/Mid Cap Value PLUS (h) (y) (z) (aa) (14).........  (9.43) to  (9.37)   22.09 to 22.46            35.85              (39.56)
EQ/Money Market (12)................................   (0.82) to   0.00  (0.63) to  0.09  (0.45) to  0.35       1.65 to   2.34
EQ/Montag & Caldwell Growth (11)....................     2.04 to   2.78    7.49 to  8.29   28.78 to 29.75   (33.40) to (32.90)
EQ/Morgan Stanley Mid Cap Growth (g) (t) (13).......  (7.76) to  (7.70)   32.12 to 32.30   56.88 to 57.07   (47.36) to (47.32)
EQ/PIMCO Ultra Short Bond (ab) (ac) (14)............   (0.52) to   0.07    0.45 to  1.10    7.66 to  8.10    (4.39) to  (4.04)
EQ/Quality Bond PLUS (ai) (11)......................     0.49 to   1.22    5.86 to  6.24             6.07               (6.55)
EQ/Small Company Index (s) (13).....................  (4.09) to  (4.00)   25.68 to 25.82   25.96 to 26.13   (34.18) to (34.13)
EQ/T. Rowe Price Growth Stock (a) (11)..............  (2.68) to  (1.95)   15.52 to 16.42   41.53 to 42.59   (42.63) to (42.19)

                                                     -----------------


                                                     -----------------
                                                           2007
                                                     ----------------
All Asset Allocation (11)...........................   3.77% to  4.52%
American Century VP Mid Cap Value Fund (aj) (15)....               --
AXA Aggressive Allocation (11)......................  (2.31) to  6.17
AXA Balanced Strategy (ae) (11).....................               --
AXA Conservative Allocation (11)....................    3.25 to  5.80
AXA Conservative Growth Strategy (ae) (11)..........               --
AXA Conservative-Plus Allocation (11)...............    1.31 to  5.49
AXA Conservative Strategy (ae) (11).................               --
AXA Growth Strategy (ae) (11).......................               --
AXA Moderate Allocation (11)........................    0.88 to  6.27
AXA Moderate Growth Strategy (ae) (11)..............               --
AXA Moderate-Plus Allocation (11)...................  (0.53) to  6.39
AXA Tactical Manager 400 (aj) (11)..................               --
AXA Tactical Manager 500 (aj) (11)..................               --
AXA Tactical Manager 2000 (aj) (11).................               --
AXA Tactical Manager International (aj) (11)........               --
Dreyfus Stock Index Fund, Inc. (15).................    4.45 to  5.26
EQ/AllianceBernstein Small Cap Growth (e) (13)......    5.57 to 16.69
EQ/BlackRock Basic Value Equity (l) (11)............    0.23 to  1.18
EQ/Boston Advisors Equity Income (m) (11)...........    2.92 to  3.70
EQ/Calvert Socially Responsible (13)................   11.60 to 12.13
EQ/Capital Guardian Research (b) (n) (o) (13).......  (1.36) to  1.66
EQ/Common Stock Index (d) (11)......................             3.49
EQ/Core Bond Index (q) (r) (af) (ag) (13)...........    2.96 to  3.11
EQ/Equity 500 Index (11)............................             4.95
EQ/Equity Growth PLUS (11)..........................   13.16 to 14.04
EQ/GAMCO Mergers and Acquisitions (11)..............             3.43
EQ/GAMCO Small Company Value (11)...................    8.47 to  9.29
EQ/Global Bond PLUS (11)............................             9.31
EQ/Global Multi-Sector Equity (13)..................   41.90 to 42.02
EQ/Intermediate Government Bond Index (x) (ah) (13).             5.19
EQ/International Core PLUS (11).....................            15.22
EQ/International Equity Index (12)..................            11.99
EQ/International Value PLUS (12)....................            10.46
EQ/JPMorgan Value Opportunities (11)................           (1.21)
EQ/Large Cap Core PLUS (11).........................             3.89
EQ/Large Cap Growth Index (11)......................            13.99
EQ/Large Cap Growth PLUS (an) (11)..................            15.62
EQ/Large Cap Value Index (ao) (13)..................           (5.93)
EQ/Large Cap Value PLUS (f) (k) (13)................ (4.45) to (0.22)
EQ/Lord Abbett Large Cap Core (11)..................            10.68
EQ/MFS International Growth (11)....................   15.35 to 16.19
EQ/Mid Cap Index (p) (13)...........................    7.92 to  8.03
EQ/Mid Cap Value PLUS (h) (y) (z) (aa) (14).........           (1.60)
EQ/Money Market (12)................................    4.23 to  5.01
EQ/Montag & Caldwell Growth (11)....................   19.93 to 20.87
EQ/Morgan Stanley Mid Cap Growth (g) (t) (13).......    1.14 to 22.41
EQ/PIMCO Ultra Short Bond (ab) (ac) (14)............   11.05 to 11.46
EQ/Quality Bond PLUS (ai) (11)......................             4.54
EQ/Small Company Index (s) (13)..................... (1.83) to (0.28)
EQ/T. Rowe Price Growth Stock (a) (11)..............    6.41 to  7.21

                                    FSA-109

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                                           AT DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                                                           TOTAL RETURN***
                                                                                          LOWEST TO HIGHEST
                                                      --------------------------------------------------------------------------
                                                             2011               2010             2009               2008
                                                      ------------------  ---------------  ---------------  -------------------
EQ/UBS Growth & Income (11).......................... (3.59)% to  (2.82)% 12.20% to 13.06% 31.47% to 32.44% (40.45)% to (40.03)%
EQ/Van Kampen Comstock (11)..........................             (1.99)            15.22            28.41              (36.94)
EQ/Wells Fargo Omega Growth (11).....................             (5.87)            17.29            40.29              (27.60)
Fidelity(R) VIP Asset Manager Portfolio (15).........             (2.56)            14.32            29.11              (28.75)
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j) (18).  (3.34) to  (2.50)   16.26 to 17.20   34.64 to 35.76   (43.05) to (42.54)
Fidelity(R) VIP Growth & Income Portfolio (15).......               1.61            14.87            27.12              (41.67)
Fidelity(R) VIP Mid Cap Portfolio (aj) (15)..........            (10.85)            25.39               --                   --
Franklin Income Securities Fund (u) (v) (w) (15).....     2.03 to   2.42   12.27 to 12.70   35.14 to 35.56   (29.90) to (29.63)
Franklin Rising Dividends Securities Fund (15).......     5.62 to   6.00   17.17 to 20.27            16.93              (27.39)
Franklin Small Cap Value Securities Fund (aj) (15)...             (3.76)            23.02               --                   --
Franklin Strategic Income Securities Fund (aj) (15)..               2.58             8.14               --                   --
Goldman Sachs VIT Mid Cap Value Fund (aj) (15).......             (6.59)            23.60               --                   --
Invesco V.I. Dividend Growth Fund (al) (am) (15).....  (7.94) to  (7.66)               --               --                   --
Invesco V.I. Global Health Care Fund (15)............     3.54 to   3.92    4.98 to  5.30   27.16 to 27.75   (28.85) to (28.66)
Invesco V.I. Global Real Estate Fund (aj) (15).......             (6.72)            24.88               --                   --
Invesco V.I. International Growth Fund (aj) (15).....             (6.99)            25.38               --                   --
Invesco V.I. Mid Cap Core Equity Fund (aj) (15)......             (6.51)            16.04               --                   --
Invesco V.I. Small Cap Equity Fund (aj) (15).........             (0.99)            23.63               --                   --
Invesco V.I. Technology Fund (15)....................  (5.39) to  (5.02)   20.85 to 21.30   56.90 to 57.31   (44.67) to (44.47)
Invesco Van Kampen V.I. Global Value Equity
 Fund (15)........................................... (11.23) to (10.90)   10.59 to 10.91   15.58 to 16.03   (40.37) to (40.15)
IVY Funds VIP Energy (aj) (15).......................             (9.08)            38.18               --                   --
IVY Funds VIP Mid Cap Growth (aj) (15)...............             (0.56)            29.49               --                   --
IVY Funds VIP Small Cap Growth (aj) (15).............            (10.61)            27.53               --                   --
Janus Aspen Series Balanced Portfolio (15)...........     0.88 to   1.31    7.55 to  7.99   25.02 to 25.49   (16.53) to (16.15)
Janus Aspen Series Enterprise Portfolio (15).........  (2.18) to  (1.37)   24.91 to 25.94   43.75 to 44.58   (44.15) to (43.66)
Janus Aspen Series Forty Portfolio (15)..............  (7.42) to  (6.65)    5.95 to  6.72   45.24 to 46.46   (44.56) to (44.20)
Janus Aspen Series Overseas Portfolio (21)........... (32.57) to (32.18)   24.57 to 25.31   78.42 to 79.55   (52.38) to (52.12)
Janus Aspen Series Perkins Mid Cap Value
 Portfolio (15)......................................             (2.99)            15.38            32.93              (27.92)
Janus Aspen Series Worldwide Portfolio (15).......... (14.33) to (13.70)   14.94 to 15.73   36.66 to 37.73   (45.10) to (44.66)
Lazard Retirement Emerging Markets Equity
 Portfolio (aj) (15).................................            (18.04)            29.93               --                   --
MFS(R) International Value Portfolio (aj) (15).......             (1.78)            21.60               --                   --
MFS(R) Investors Growth Stock Series (aj) (15).......               0.37            17.98               --                   --
MFS(R) Investors Trust Series (aj) (15)..............             (2.41)            16.59               --                   --
MFS(R) Utilities Series (15).........................     6.42 to   6.82   13.37 to 13.80   32.81 to 33.23   (37.90) to (37.69)
Multimanager Aggressive Equity (ad) (ak)) (11).......             (6.28)            17.62            37.26              (46.68)
Multimanager Core Bond (11)..........................               5.81             6.20             8.32                 2.46
Multimanager International Equity (11)...............            (17.98)             6.96            29.92              (47.23)
Multimanager Large Cap Core Equity (11)..............             (7.35)            11.55            32.51              (39.54)
Multimanager Large Cap Value (11)....................             (5.52)            13.16            22.85              (37.45)
Multimanager Mid Cap Growth (11).....................             (7.88)            26.88            41.77              (43.58)
Multimanager Mid Cap Value (11)......................            (13.33)            24.91            44.37              (35.97)
Multimanager Multi-Sector Bond (13)..................     4.94 to   5.08    6.56 to  6.63    9.49 to  9.65   (23.58) to (23.51)
Multimanager Small Cap Growth (c) (11)............... (16.34) to (15.71)   26.74 to 27.65   33.47 to 34.55   (42.54) to (42.12)
Multimanager Small Cap Value (11)....................             (9.02)            24.50            26.42              (37.86)
Multimanager Technology (11).........................             (4.82)            17.70            58.44              (47.08)
Mutual Shares Securities Fund (aj) (15)..............             (1.04)            13.77               --                   --
Oppenheimer Global Securities Fund/VA (15)...........             (8.89)            15.35            38.79              (40.52)
PIMCO Variable Insurance Trust
 CommodityRealReturn(R) Strategy
 Portfolio (aj) (15).................................             (7.54)            35.41               --                   --

                                                      ---------------


                                                      ---------------
                                                           2007
                                                      --------------
EQ/UBS Growth & Income (11).......................... 0.39% to  1.17%
EQ/Van Kampen Comstock (11)..........................         (2.50)
EQ/Wells Fargo Omega Growth (11).....................          11.33
Fidelity(R) VIP Asset Manager Portfolio (15).........          15.55
Fidelity(R) VIP Contrafund(R) Portfolio (i) (j) (18). 16.63 to 17.59
Fidelity(R) VIP Growth & Income Portfolio (15).......          12.09
Fidelity(R) VIP Mid Cap Portfolio (aj) (15)..........             --
Franklin Income Securities Fund (u) (v) (w) (15).....  0.85 to  3.37
Franklin Rising Dividends Securities Fund (15).......         (3.01)
Franklin Small Cap Value Securities Fund (aj) (15)...             --
Franklin Strategic Income Securities Fund (aj) (15)..             --
Goldman Sachs VIT Mid Cap Value Fund (aj) (15).......             --
Invesco V.I. Dividend Growth Fund (al) (am) (15).....             --
Invesco V.I. Global Health Care Fund (15)............ 11.50 to 11.85
Invesco V.I. Global Real Estate Fund (aj) (15).......             --
Invesco V.I. International Growth Fund (aj) (15).....             --
Invesco V.I. Mid Cap Core Equity Fund (aj) (15)......             --
Invesco V.I. Small Cap Equity Fund (aj) (15).........             --
Invesco V.I. Technology Fund (15)....................  7.33 to  7.68
Invesco Van Kampen V.I. Global Value Equity
 Fund (15)...........................................  6.28 to  6.61
IVY Funds VIP Energy (aj) (15).......................             --
IVY Funds VIP Mid Cap Growth (aj) (15)...............             --
IVY Funds VIP Small Cap Growth (aj) (15).............             --
Janus Aspen Series Balanced Portfolio (15)...........  9.69 to 10.17
Janus Aspen Series Enterprise Portfolio (15)......... 21.16 to 22.07
Janus Aspen Series Forty Portfolio (15).............. 36.00 to 36.98
Janus Aspen Series Overseas Portfolio (21)........... 27.59 to 28.29
Janus Aspen Series Perkins Mid Cap Value
 Portfolio (15)......................................           7.20
Janus Aspen Series Worldwide Portfolio (15)..........  8.73 to  9.60
Lazard Retirement Emerging Markets Equity
 Portfolio (aj) (15).................................             --
MFS(R) International Value Portfolio (aj) (15).......             --
MFS(R) Investors Growth Stock Series (aj) (15).......             --
MFS(R) Investors Trust Series (aj) (15)..............             --
MFS(R) Utilities Series (15)......................... 27.45 to 27.88
Multimanager Aggressive Equity (ad) (ak)) (11).......          11.38
Multimanager Core Bond (11)..........................           6.26
Multimanager International Equity (11)...............          12.43
Multimanager Large Cap Core Equity (11)..............           5.00
Multimanager Large Cap Value (11)....................           3.64
Multimanager Mid Cap Growth (11).....................          11.91
Multimanager Mid Cap Value (11)......................           0.09
Multimanager Multi-Sector Bond (13)..................   3.07 to 3.14
Multimanager Small Cap Growth (c) (11)...............   2.88 to 3.67
Multimanager Small Cap Value (11)....................         (9.84)
Multimanager Technology (11).........................          18.22
Mutual Shares Securities Fund (aj) (15)..............             --
Oppenheimer Global Securities Fund/VA (15)...........           5.69
PIMCO Variable Insurance Trust
 CommodityRealReturn(R) Strategy
 Portfolio (aj) (15).................................             --

                                    FSA-110

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2011

8. Financial Highlights (Continued)

                                                                                  AT DECEMBER 31,
                                                                      --------------------------------------
                                                                                  TOTAL RETURN***
                                                                                 LOWEST TO HIGHEST
                                                                      --------------------------------------
                                                                        2011    2010   2009     2008    2007
                                                                      -------  -----  ------  -------  -----
PIMCO Variable Insurance Trust Global Bond Portfolio (Unhedged) (15).    7.16% 11.28%  16.49%  (1.19)%  9.38%
PIMCO Variable Insurance Trust Real Return Portfolio (aj) (15).......   11.57   3.84      --       --     --
PIMCO Variable Insurance Trust Total Return Portfolio (aj) (15)......    3.51   3.97      --       --     --
T. Rowe Price Equity Income Portfolio -- II (aj) (15)................  (1.01)  16.43      --       --     --
Templeton Developing Markets Securities Fund (aj) (15)............... (15.85)  34.35      --       --     --
Templeton Global Bond Securities Fund (aj) (15)......................  (0.87)  11.61      --       --     --
Templeton Growth Securities Fund (aj) (15)...........................  (6.97)  19.84      --       --     --
UIF Emerging Markets Debt Portfolio (15).............................    7.02   9.77   30.21  (14.98)   6.54
Van Eck VIP Emerging Markets Fund (15)............................... (25.72)  26.83  113.12  (64.77)  37.61
Van Eck VIP Global Bond Fund (15)....................................    8.14   6.16    5.98     3.64   9.73
Van Eck VIP Global Hard Assets Fund (15)............................. (16.45)  29.24   57.55  (46.13)  45.36

   ----------
  (a)EQ/T. Rowe Price Growth Stock was substituted for EQ/Janus Large Cap Growth on July 6, 2007.
  (b)EQ/Capital Guardian Research was substituted for EQ/Capital Guardian U.S. Equity on July 6, 2007.
  (c)Multimanager Small Cap Growth was substituted for EQ/Wells Fargo Montgomery Small Cap on July 6, 2007.
  (d)EQ/Common Stock Index was substituted for Dreyfus VIF Appreciation on August 17, 2007.
  (e)EQ/AllianceBernstein Small Cap Growth was substituted for MFS New Discovery on August 17, 2007.
  (f)EQ/Large Cap Value PLUS was substituted for EQ/AllianceBernstein Growth & Income on August 17, 2007.
  (g)EQ/Morgan Stanley Mid Cap Growth was substituted for MFS Mid Cap Growth on August 17, 2007
  (h)EQ/Mid Cap Value PLUS was substituted for UIF U.S. Real Estate on
     August 17, 2007.
  (i)Fidelity VIP(R) Contrafund(R) was substituted for Fidelity VIP Growth on August 17, 2007.
  (j)Fidelity VIP(R) Contrafund(R) was substituted for UIF Equity Growth on August 17, 2007.
  (k)EQ/Large Cap Value PLUS was substituted for Old Mutual Select Value on November 16, 2007.
  (l)EQ/BlackRock Basic Value Equity was substituted for AIM V.I. Basic Value on November 16, 2007.
  (m)EQ/Boston Advisors Equity Income was substituted for T.Rowe Price Equity Income on November 16, 2007.
  (n)EQ/Capital Guardian Research was substituted for Fidelity VIP Growth Opportunities on November 16, 2007.
  (o)EQ/Capital Guardian Research was substituted for Oppenheimer Main Street on November 16, 2007.
  (p)EQ/Mid Cap Index was substituted for AIM V.I. MidCap Core Equity on November 16, 2007.
  (q)EQ/Core Bond Index was substituted for Janus Aspen Series Flexible Income on November 16, 2007.
  (r)EQ/Core Bond Index was substituted for UIF Core Plus Fixed Bond on November 16, 2007.
  (s)EQ/Small Company Index was substituted for Dreyfus IP Small Cap Stock Index on November 16, 2007.
  (t)EQ/Morgan Stanley Mid Cap Growth was substituted for Alger American MidCap Growth on November 16, 2007.
  (u)Franklin Income Securities Fund was substituted for Alger American Balanced on November 16, 2007.
  (v)Franklin Income Securities Fund was substituted for MFS Total Return on November 16, 2007.
  (w)Franklin Income Securities Fund was substituted for T.Rowe Price Personal Strategy Balanced on November 16, 2007.
  (x)Units were made available for sale on April 27, 2007.
  (y)EQ/Mid Cap Value PLUS replaced EQ/Ariel Appreciation II due to a fund merger on September 11, 2009.
  (z)EQ/Mid Cap Value PLUS replaced EQ/Lord Abbett Mid Cap Value due to a fund merger on September 11, 2009.
 (aa)EQ/Mid Cap Value PLUS replaced EQ/Van Kampen Real Estate due to a fund merger on September 11, 2009.
 (ab)EQ/PIMCO Ultra Short Bond replaced EQ/AXA Rosenberg Value Long/Short Equity due to a fund merger on September 11, 2009.
 (ac)EQ/PIMCO Ultra Short Bond replaced EQ/Short Duration Bond due to a fund merger on September 11, 2009.
 (ad)Multimanager Aggressive Equity replaced Multimanager Health Care due to a fund merger on September 18, 2009.
 (ae)Units were made available for sale on September 18, 2009.
 (af)EQ/Core Bond Index replaced EQ/Bond Index due to a fund merger on September 25, 2009.
 (ag)EQ/Core Bond Index replaced EQ/Long Term Bond due to a fund merger on September 25, 2009.
 (ah)EQ/Intermediate Government Bond Index replaced EQ/Government Securities due to a fund merger on September 25, 2009.
 (ai)EQ/Quality Bond PLUS replaced EQ/Caywood Scholl High Yield Bond due to a fund merger on September 25, 2009.
 (aj)Units were made available for sale on May 24, 2010.
 (ak)Multimanager Aggressive Equity replaced Multimanager Large Cap Growth due to a fund substitution on September 17, 2010. (See Note 6)
 (al)Invesco V.I. Dividend Growth Fund replaced Invesco V.I. Financial Services Fund due to a fund merger on April 29, 2011. (See Note 6)
 (am)Units were made available for sale on May 2, 2011.
 (an)EQ/Large Cap Growth PLUS replaced EQ/Capital Guardian Growth due to a fund merger on May 20, 2011. (See Note 6)
 (ao)EQ/Large Cap Value Index replaced EQ/Lord Abbett Growth & Income due to a fund merger on May 20, 2011. The total return, expense ratio and unit value associated with Class A shares relate to units issued as a result of a merger. Units were made available for sale on May 23, 2011. (See Note 6)
  (1)Represents the lowest to highest unit values of Class B shares of the Variable Investment Option in 2011.
  (2)Represents the lowest to highest unit values of Class A shares of the Variable Investment Option in 2011.

                                    FSA-111

MONY AMERICA
VARIABLE ACCOUNT L

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2011

8. Financial Highlights (Concluded)

  (3)In 2011, the lowest unit value is attributable to Class A shares and the highest unit value is attributable to Class B shares of the Variable Investment Option.
  (4)In 2011, the lowest unit value is attributable to Class B shares and the highest unit value is attributable to Class A shares of the Variable Investment Option.
  (5)Represents the lowest to highest unit values of Initial Shares, Service Class, Service Class 2, Class 2, Class I, Class II, Class S Shares, Common Shares, Series I, Series II, Institutional Shares, Service Shares, Initial Class, Administrative Class or Advisor Class shares of the Variable Investment Option in 2011.
  (6)Represents the lowest to highest expense ratios of Class B shares of the Variable Investment Option in 2011.
  (7)Represents the lowest to highest expense ratios of Class A shares of the Variable Investment Option in 2011.
  (8)In 2011, the lowest expense ratio is attributable to Class A shares and the highest expense ratio is attributable to Class B shares of the Variable Investment Option.
  (9)In 2011, the lowest expense ratio is attributable to Class B shares and the highest expense ratio is attributable to Class A shares of the Variable Investment Option.
 (10)Represents the lowest to highest expense ratios of Initial Shares, Service Class, Service Class 2, Class 2, Class I, Class II, Class S Shares, Common Shares, Series I, Series II, Institutional Shares, Service Shares, Initial Class, Administrative Class or Advisor Class shares of the Variable Investment Option in 2011.
 (11)Represents the lowest to highest total return ratios of Class B shares of the Variable Investment Option in 2011.
 (12)Represents the lowest to highest total return ratios of Class A shares of the Variable Investment Option in 2011.
 (13)In 2011, the lowest total return ratio is attributable to Class A shares and the highest total return ratio is attributable to Class B shares of the Variable Investment Option.
 (14)In 2011, the lowest total return ratio is attributable to Class B shares and the highest total return ratio is attributable to Class A shares of the Variable Investment Option.
 (15)Represents the lowest to highest total returns of Initial Shares, Service Class, Service Class 2, Class 2, Class I, Class II, Class S Shares, Common Shares, Series I, Series II, Institutional Shares, Service Shares, Initial Class, Administrative Class or Advisor Class shares of the Variable Investment Option in 2011.
 (16)In 2011, the lowest unit value is attributable to Service Class shares and the highest unit value is attributable to Initial Class shares of the Variable Investment Option.
 (17)In 2011, the lowest expense ratio is attributable to Initial Class shares and the highest expense ratio is attributable to Service Class shares of the Variable Investment Option.
 (18)In 2011, the lowest total return is attributable to Service Class shares and the highest unit value is attributable to Initial Class shares of the Variable Investment Option.
 (19)In 2011, the lowest unit value is attributable to Institutional Shares shares and the highest unit value is attributable to Service Shares of the Variable Investment Option.
 (20)In 2011, the lowest expense ratio is attributable to Institutional Shares and the highest unit value is attributable to Service Shares of the Variable Investment Option.
 (21)In 2011, the lowest total return is attributable to Service Shares shares and the highest unit value is attributable to Institutional Shares of the Variable Investment Option.
  * This ratio represents the amount of dividend income, excluding distributions from net realized gains, received by the Variable Investment Option from the underlying Fund, net of investment advisory fees assessed by the underlying Fund's investment advisor and other expenses of the underlying Fund, divided by the average net assets of the Variable Investment Option. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the net unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the underlying Fund in which the Variable Investment Options invest.
  ** This ratio represents the annual contract expenses of the separate account, consisting of mortality and risk expenses, for each period indicated. The ratio includes only those expenses that result in a direct reduction to a net unit value. Charges made directly to Contractowner accounts by redemption of Units and expenses of the respective underlying Fund are excluded from this ratio.
  ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying Fund, and expenses assessed through the reduction of unit value. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of the Variable Investment Option. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2011 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-112

PART II, ITEM 8.

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

                  INDEX TO FINANCIAL STATEMENTS AND SCHEDULES

                    MONY LIFE INSURANCE COMPANY OF AMERICA

 Report of Independent Registered Public Accounting Firm.................. F-1

 Financial Statements:
   Balance Sheets, December 31, 2011 and December 31, 2010................ F-2
   Statements of Earnings (Loss), Years Ended December 31, 2011, 2010
    and 2009.............................................................. F-3
   Statements of Comprehensive Income (Loss), Years Ended December 31,
    2011, 2010 and 2009................................................... F-4
   Statements of Shareholder's Equity, Years Ended December 31, 2011,
    2010 and 2009......................................................... F-5
   Statements of Cash Flows, Years Ended December 31, 2011, 2010 and 2009. F-6
   Notes to Financial Statements.......................................... F-7

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of MONY Life Insurance Company of America

In our opinion, based on our audits the accompanying balance sheets and the related statements of earnings (loss), of comprehensive income (loss), of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of MONY Life Insurance Company of America (the "Company") at December 31, 2011 and 2010 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2011 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 2 of the Notes to Financial Statements, the Company changed its method of accounting for recognition and presentation of other-than-temporary impairment losses on April 1, 2009.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 8, 2012

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                                BALANCE SHEETS
                          DECEMBER 31, 2011 AND 2010

                                                                                                    2011     2010
                                                                                                  -------- --------
                                                                                                    (IN MILLIONS)
ASSETS:
Investments:
 Fixed maturities available for sale, at fair value.............................................. $  1,967 $  1,900
 Mortgage loans on real estate...................................................................      124      141
 Policy loans....................................................................................      134      132
 Other invested assets...........................................................................       74       78
                                                                                                  -------- --------
   Total investments.............................................................................    2,299    2,251
Cash and cash equivalents........................................................................       61       92
Amounts due from reinsurers......................................................................      136      139
Deferred policy acquisition costs................................................................      228      189
Value of business acquired.......................................................................       97      107
Other assets.....................................................................................       39       29
Separate Accounts' assets........................................................................    1,604    1,840
                                                                                                  -------- --------

TOTAL ASSETS..................................................................................... $  4,464 $  4,647
                                                                                                  ======== ========

LIABILITIES
Policyholders' account balances.................................................................. $  1,608 $  1,664
Future policy benefits and other policyholders liabilities.......................................      390      378
Other liabilities................................................................................       43       42
Income taxes payable.............................................................................      134      118
Separate Accounts' liabilities...................................................................    1,604    1,840
                                                                                                  -------- --------
   Total liabilities.............................................................................    3,779    4,042
                                                                                                  -------- --------

Commitments and contingent liabilities (Notes 2, 5, 8, 9 and 13)

SHAREHOLDER'S EQUITY
Common Stock, $1.00 par value; 5.0 million shares authorized, 2.5 million issued and outstanding.        2        2
Capital in excess of par value...................................................................      515      514
Retained earnings................................................................................      113       44
Accumulated other comprehensive income (loss)....................................................       55       45
                                                                                                  -------- --------
   Total shareholder's equity....................................................................      685      605
                                                                                                  -------- --------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY....................................................... $  4,464 $  4,647
                                                                                                  ======== ========

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                         STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                   2011    2010    2009
                                                                                  ------  ------  ------
                                                                                       (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee income..................... $  117  $  118  $  129
Premiums.........................................................................     42      39      40
Net investment income (loss).....................................................    116     119     122
Investment gains (losses), net:
 Total other-than-temporary impairment losses....................................     (2)    (56)    (53)
 Portion of loss recognized in other comprehensive income (loss).................     --       2      --
                                                                                  ------  ------  ------
   Net impairment losses recognized..............................................     (2)    (54)    (53)
 Other investment gains (losses), net............................................      1       6      (3)
                                                                                  ------  ------  ------
     Total investment gains (losses), net........................................     (1)    (48)    (56)
                                                                                  ------  ------  ------
Other income (loss)..............................................................      4       8      11
Increase (decrease) in the fair value of the reinsurance contract asset..........      7       1      (7)
                                                                                  ------  ------  ------
 Total revenues..................................................................    285     237     239
                                                                                  ------  ------  ------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits..........................................................     96      93      84
Interest credited to policyholders' account balances.............................     61      68      71
Compensation and benefits........................................................     30      32      26
Commissions......................................................................     45      35      31
Interest expense.................................................................     --       1       1
Amortization of deferred policy acquisition costs and value of business acquired.    (14)     41      23
Capitalization of deferred policy acquisition costs..............................    (35)    (29)    (29)
Rent expense.....................................................................      3       3       4
Other operating costs and expenses...............................................     35      30      26
                                                                                  ------  ------  ------
     Total benefits and other deductions.........................................    221     274     237
                                                                                  ------  ------  ------
Earnings (loss), before income taxes.............................................     64     (37)      2
Income tax (expense) benefit.....................................................      5      14       3
                                                                                  ------  ------  ------

Net Earnings (Loss).............................................................. $   69  $  (23) $    5
                                                                                  ======  ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                   STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                   2011       2010        2009
                                                                                ---------- ----------  ----------
                                                                                          (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
 Net earnings (loss)........................................................... $       69 $      (23) $        5
                                                                                ---------- ----------  ----------

   Other comprehensive income (loss), net of income taxes:
     Change in unrealized gains (losses), net of reclassification adjustment...         10         56         114
                                                                                ---------- ----------  ----------

     Total other comprehensive income (loss), net of income taxes..............         10         56         114
                                                                                ---------- ----------  ----------

Comprehensive Income (Loss).................................................... $       79 $       33  $      119
                                                                                ========== ==========  ==========

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                      STATEMENTS OF SHAREHOLDER'S EQUITY
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                    2011   2010    2009
                                                                   ------ ------  ------
                                                                       (IN MILLIONS)
SHAREHOLDER'S EQUITY
 Common stock, at par value, beginning and end of year............ $    2 $    2  $    2
                                                                   ------ ------  ------

 Capital in excess of par value, beginning of year................    514    512     511
 Changes in capital in excess of par value........................      1      2       1
                                                                   ------ ------  ------
 Capital in excess of par value, end of year......................    515    514     512
                                                                   ------ ------  ------

 Retained earnings, beginning of year.............................     44     67      56
 Net earnings (loss)..............................................     69    (23)      5
 Impact of implementing new accounting guidance, net of taxes.....     --     --       6
                                                                   ------ ------  ------
 Retained earnings, end of year...................................    113     44      67
                                                                   ------ ------  ------

 Accumulated other comprehensive income (loss), beginning of year.     45    (11)   (119)
 Impact of implementing new accounting guidance, net of taxes.....     --     --      (6)
 Other comprehensive income (loss)................................     10     56     114
                                                                   ------ ------  ------
 Accumulated other comprehensive income (loss), end of year.......     55     45     (11)
                                                                   ------ ------  ------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR........................... $  685 $  605  $  570
                                                                   ====== ======  ======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA
                           STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2011, 2010 AND 2009

                                                                                                        2011     2010     2009
                                                                                                      -------  -------  -------
                                                                                                            (IN MILLIONS)
Net earnings (loss).................................................................................. $    69  $   (23) $     5
Adjustments to reconcile net earnings (loss) to net cash provided by (used in) operating activities:
 Interest credited to policyholders' account balances................................................      61       68       71
 Universal life and investment-type product policy fee income........................................    (117)    (118)    (129)
 Change in accrued investment income.................................................................       1       --        1
 Investment (gains) losses, net......................................................................       1       48       56
 Change in deferred policy acquisition costs and value of business acquired..........................     (49)      12       (6)
 Change in the fair value of the reinsurance contract asset..........................................      (7)      (1)       7
 Change in future policy benefits....................................................................       3       (4)      (5)
 Change in other policyholders liabilities...........................................................      (3)       1       (4)
 Change in income tax payable........................................................................      11      (13)      16
 Provision for depreciation and amortization.........................................................       3        5        6
 Dividend from AllianceBernstein.....................................................................       4        5        4
 Other, net..........................................................................................      --       10      (22)
                                                                                                      -------  -------  -------

Net cash provided by (used in) operating activities..................................................     (23)     (10)      --
                                                                                                      -------  -------  -------

Cash flows from investing activities:
 Maturities and repayments of fixed maturities and mortgage loans....................................     156      101      106
 Sales of investments................................................................................      16      122       93
 Purchases of investments............................................................................    (190)    (103)    (266)
 Other, net..........................................................................................      (5)      (9)      (4)
                                                                                                      -------  -------  -------

Net cash provided by (used in) investing activities..................................................     (23)     111      (71)
                                                                                                      -------  -------  -------

Cash flows from financing activities:
 Policyholders' account balances:
   Deposits..........................................................................................     156      163      176
   Withdrawals and transfers to Separate Accounts....................................................    (141)    (209)    (160)
 Repayments of note to affiliate.....................................................................      --      (20)      (4)
                                                                                                      -------  -------  -------

Net cash provided by (used in) financing activities..................................................      15      (66)      12
                                                                                                      -------  -------  -------

Change in cash and cash equivalents..................................................................     (31)      35      (59)
Cash and cash equivalents, beginning of year.........................................................      92       57      116
                                                                                                      -------  -------  -------

Cash and Cash Equivalents, End of Year............................................................... $    61  $    92  $    57
                                                                                                      =======  =======  =======

Supplemental cash flow information:
 Interest paid....................................................................................... $    --  $     1  $     1
                                                                                                      =======  =======  =======

Schedule of non-cash financing activities:
 Shared-based Programs............................................................................... $     1  $     2  $     1
                                                                                                      =======  =======  =======

                      See Notes to Financial Statements.

                    MONY LIFE INSURANCE COMPANY OF AMERICA

                         NOTES TO FINANCIAL STATEMENTS

1) ORGANIZATION

   MONY Life Insurance Company of America ("MLOA") is an Arizona stock life insurance company. MLOA's primary business is providing life insurance and annuity products to both individuals and businesses. MLOA is a wholly-owned subsidiary of MONY Life Insurance Company ("MONY Life"). MONY Life is a wholly owned subsidiary of AXA Equitable Financial Services, LLC, which is a downstream holding company of AXA Financial, Inc. ("AXA Financial" and together with its consolidated subsidiaries "AXA Financial Group"). AXA Financial is an indirect wholly owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation

   The preparation of the accompanying financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the financial position of MLOA and its results of operations and cash flows for the periods presented.

   The years "2011", "2010" and "2009" refer to the years ended December 31, 2011, 2010 and 2009, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Adoption of New Accounting Pronouncements

   In June 2011, the Financial Accounting Standards Board ("FASB") issued new guidance to amend the existing alternatives for presenting Other comprehensive income ("OCI") and its components in financial statements. The amendments eliminate the current option to report OCI and its components in the statement of changes in equity. An entity can elect to present items of net earnings (loss) and OCI in one continuous statement or in two separate, but consecutive statements. This guidance will not change the items that constitute net earnings (loss) and OCI, when an item of OCI must be reclassified to net earnings (loss). The new guidance also called for reclassification adjustments from OCI to be measured and presented by income statement line item in net earnings (loss) and in OCI. This guidance is effective for interim and annual periods beginning after December 15, 2011. Consistent with this guidance, MLOA currently presents items of net earnings
   (loss) and OCI in two consecutive statements. In December 2011, the FASB issued new guidance to defer the portion of the guidance to present components of OCI on the face of the statement of earnings (loss).

   In April 2011, the FASB issued new guidance for a creditor's determination of whether a restructuring is a troubled debt restructuring ("TDR"). The new guidance provided additional guidance to creditors for evaluating whether a modification or restructuring of a receivable is a TDR. The new guidance required creditors to evaluate modifications and restructurings of receivables using a more principles-based approach, which may result in more modifications and restructurings being considered TDR. The financial reporting implications of being classified as a TDR are that the creditor is required to:

    . Consider the receivable impaired when calculating the allowance for credit losses; and

    . Provide additional disclosures about its troubled debt restructuring activities in accordance with the requirements of recently issued guidance on disclosures about the credit quality of financing receivables and the allowance for credit losses.

   The new guidance was effective for the first interim or annual period beginning on or after June 15, 2011. Implementation of this guidance did not have a material impact on MLOA's financial statements.

   In July 2010, the FASB issued new and enhanced disclosure requirements about the credit quality of financing receivables and the allowance for credit losses with the objective of providing greater transparency of credit risk exposures from lending arrangements in the form of loans and receivables and of accounting policies and methodology used to estimate the allowance for credit losses. These disclosure requirements include both qualitative information about credit risk assessment and monitoring and quantitative information about credit quality during and at the end of the reporting period, including current credit indicators, agings of past-due amounts, and carrying amounts of modified, impaired, and non-accrual loans. Several new terms critical to the application of these disclosures, such as "portfolio segments" and "classes", were defined by the FASB to provide guidance with respect to the appropriate level of disaggregation for the purpose of reporting this information. Except for disclosures of reporting period activity, or, more specifically, the credit loss allowance rollforward and the disclosures about troubled debt restructurings, all other disclosures required by this standard are to be presented for the annual period ending after December 15, 2010. Disclosures of reporting period activity or, more specifically, the credit loss allowance rollforward, which are effective in the first interim reporting period beginning after December 15, 2010, have been adopted. Comparative disclosures are not required for earlier periods presented for comparative purposes at initial adoption. Implementation of the effective guidance did not have a material impact on MLOA's financial statements.

   In January 2010, the FASB issued new guidance for improving disclosures about fair value measurements. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. In addition, for Level 3 fair value measurements, a reporting entity should present separately information about purchases, sales, issuances and settlements. This guidance was effective for interim and annual reporting periods ending on or after December 15, 2009 except for disclosures for Level 3 fair value measurements which was effective for the first quarter of 2011. These new disclosures have been included in the Notes to MLOA's financial statements, as appropriate.

   In June 2009 the FASB issued new guidance that modifies the approach and increases the frequency for assessing whether a variable interest entity ("VIE") must be consolidated and requires additional disclosures about an entity's involvement with VIEs. The guidance removes the quantitative-based risks-and-rewards calculation for identifying the primary beneficiary and, instead, requires a variable-interest holder to qualitatively assess whether it has a controlling financial interest in a VIE, without consideration of kick-out and participating rights unless unilaterally held. Continuous reassessments of whether an enterprise is the primary beneficiary of a VIE are required. For calendar-year financial statements, this new guidance became effective for interim and annual reporting periods beginning
   January 1, 2010. Adoption of this guidance did not have a material impact on MLOA's results of operations or financial position.

   Beginning second quarter 2009, MLOA implemented the new guidance that modified the recognition guidance for other-than-temporary impairments ("OTTI") of debt securities to make it more operational and expanded the presentation and disclosure of OTTI on debt and equity securities in the financial statements. For available-for-sale ("AFS") debt securities in an unrealized loss position, the total fair value loss is to be recognized in earnings (loss) as an OTTI if management intends to sell the debt security or more-likely-than-not will be required to sell the debt security before its anticipated recovery. If these criteria are not met, both qualitative and quantitative assessments are required to evaluate the security's collectability and determine whether an OTTI is considered to have occurred.

   The guidance required only the credit loss component of any resulting OTTI to be recognized in earnings (loss), as measured by the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security, while the remainder of the fair value loss is recognized in OCI. In periods subsequent to the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis reduced by the amount of the OTTI recognized in earnings (loss).

   As required by the transition provisions of this guidance, at April 1, 2009, a cumulative effect adjustment was calculated for all AFS debt securities held for which an OTTI previously was recognized and for which there was no intention or likely requirement to sell the security before recovery of its amortized cost. This resulted in an increase to Retained earnings of $6 million at that date with a corresponding decrease to Accumulated other comprehensive income (loss) ("AOCI") to reclassify the noncredit portion of these previously recognized OTTI amounts. In addition, at April 1, 2009, the amortized cost basis of the AFS debt securities impacted by the reclassification adjustment was increased by $14 million, equal to the amount of the cumulative effect adjustment, without giving effect to deferred policy acquisition costs ("DAC") and tax. The fair value of AFS debt securities at April 1, 2009 was unchanged as a result of the implementation of this guidance.

   Earnings (loss) from continuing operations, net of income taxes, and Net earnings (loss) attributable to MLOA for 2011, 2010 and 2009 reflected increases of $0 million, $2 million and $0 million, respectively, from recognition in OCI of the noncredit portions of OTTI subsequent to initial implementation of this guidance at April 1, 2009. The financial statements have been modified to separately present the total OTTI recognized in Investment gains (losses), net, with an offset for the amount of noncredit OTTI recognized in OCI, on the face of the statements of earnings (loss), and to present the OTTI recognized in AOCI on the face of the statements of shareholder's equity and comprehensive income (loss) for all periods subsequent to implementation of this guidance. In addition, Note 3 has been expanded to include new disclosures about OTTI for debt securities regarding expected cash flows and credit losses, including the methodologies and significant inputs used to determine those amounts.

   Future Adoption of New Accounting Pronouncements

   In December 2011, the FASB issued new and enhanced disclosures about offsetting (netting) of financial instruments and derivatives, including repurchase/reverse repurchase agreements and securities lending/borrowing arrangements, to converge with those required by International Financial Reporting Standards ("IFRS"). The disclosures require presentation in tabular format of gross and net information about assets and liabilities that either are offset (presented net) on the balance sheet or are subject to master netting agreements or similar arrangements providing rights of setoff, such as global master repurchase, securities lending, and derivative clearing agreements, irrespective of whether the assets and liabilities are offset. Financial instruments subject only to collateral agreements are excluded from the scope of these requirements, however, the tabular disclosures are required to include the fair values of financial collateral, including cash, related to master netting agreements or similar arrangements. This guidance is effective for interim and annual periods beginning after January 1, 2013 and is to be applied retrospectively to all comparative prior periods presented. Management does not expect that implementation of this guidance will have a material impact on MLOA's financial statements.

   In May 2011, the FASB amended its guidance on fair value measurements and disclosure requirements to enhance comparability between U.S. GAAP and IFRS. The changes to the existing guidance include how and when the valuation premise of highest and best use applies, the application of premiums and discounts, as well as new required disclosures. This guidance is effective for reporting periods beginning after December 15, 2011, with early adoption prohibited. Management does not expect that implementation of this guidance will have a material impact on MLOA's financial statements.

   In October 2010, the FASB issued authoritative guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the amended guidance, an entity may defer incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits, and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts. This amended guidance is effective for fiscal years, and interim periods within those years, beginning after December 15, 2011 and permits, but does not require, retrospective application. MLOA will adopt this guidance effective
   January 1, 2012, and will apply the retrospective method of adoption. Accordingly upon adoption, as a result of acquisition costs previously deferred that are not eligible for deferral under the amended guidance, the December 31, 2011 balances related to DAC will be reduced by approximately $51 million, income taxes payable will be reduced by approximately $18 million with a corresponding reduction, net of taxes, to Retained earnings and Total shareholders' equity of approximately $33 million. Upon adoption, for the year ended 2011, MLOA's Earnings (loss), before income taxes would decrease by approximately $8 million and Net Earnings (Loss) would decrease by approximately $5 million. Subsequent to the adoption of the guidance, the lower level of costs qualifying for deferral may be only partially offset by a lower level of amortization of DAC, and, as such, may initially result in lower earnings in future periods. While the adoption of this amended guidance changes the timing of when certain costs are reflected in MLOA's statements of Earnings (Loss), it has no effect on the total acquisition costs to be recognized over time and will have no impact on MLOA's cash flows.

   Investments

   The carrying values of fixed maturities classified as AFS are reported at fair value. Changes in fair value are reported in comprehensive income. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   MLOA determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   MLOA's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for OTTI. Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Real estate held for the production of income, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in Investment gains (losses), net.

   Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years.

   Policy loans are stated at unpaid principal balances.

   Partnerships and joint venture interests that MLOA has control of and has a majority economic interest in (that is, greater than 50% of the economic return generated by the entity) or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that MLOA does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported in Other assets. MLOA records its interest in certain of these partnerships on a one quarter lag basis.

   Equity securities, which include common stock classified as AFS securities, are carried at fair value and are included in Other invested assets with changes in fair value reported in OCI.

   Units in AllianceBernstein L.P. ("AllianceBernstein"), a subsidiary of AXA Financial, are carried on the equity method and reported in Other invested assets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities and mortgage-backed securities, are reported in the financial statements on a trade date basis.

   Valuation Allowances for Mortgage Loans:

   For commercial and agricultural loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

    . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

    . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

    . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

    . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

    . Maturity -- Loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

    . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

    . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

    . Property condition -- Significant deferred maintenance observed during Lender's annual site inspections.

    . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   Mortgage loans also are individually evaluated quarterly by the IUS Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on AXA Financial Group's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans on real estate are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans on real estate are classified as nonaccrual loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2011 and 2010, the carrying values of commercial and agricultural mortgage loans on real estate that had been classified as nonaccrual loans were $7 million and $9 million for commercial and $0 million and $0 million for agricultural, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring, the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by MLOA are accounted for as a separate component of AOCI, net of related deferred income taxes and amounts attributable to DAC and value of business acquired ("VOBA") related to variable life and investment-type products.

   Fair Value of Other Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1  Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2  Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3  Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   MLOA defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time MLOA's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair values cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   At December 31, 2011 and 2010, respectively, investments classified as Level 1 comprise approximately 45.9% and 50.5% of invested assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2011 and 2010, respectively, investments classified as Level 2 comprise approximately 52.2% and 47.9% of invested assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. These valuation methodologies have been studied and evaluated by MLOA and the resulting prices determined to be representative of exit values.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2011 and 2010, respectively, approximately $28 million and $35 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   At December 31, 2011 and 2010, respectively, investments classified as Level 3 comprise approximately 1.9% and 1.6% of invested assets measured at fair value on a recurring basis and primarily include corporate debt securities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2011 and 2010, respectively, were approximately $0 million and $18 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. MLOA applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $35 million and $42 million of mortgage- and asset-backed securities, including Commercial mortgage-backed securities ("CMBS"), are classified as Level 3 at December 31, 2011 and 2010, respectively. At December 31, 2011, MLOA continued to apply a risk-adjusted present value technique to estimate the fair value of CMBS securities below the senior AAA tranche due to ongoing insufficient frequency and volume of observable trading activity in these securities. In applying this valuation methodology, MLOA adjusted the projected cash flows of these securities for origination year, default metrics, and level of subordination, with the objective of maximizing observable inputs, and weighted the result with a 10% attribution to pricing sourced from a third-party service whose process placed significant reliance on market trading activity.

   Level 3 also includes the guaranteed minimum income benefit ("GMIB") reinsurance asset which is accounted for as a derivative contract. The GMIB reinsurance asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios. The valuation of the GMIB asset incorporates significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds consistent with the S&P 500 Index. Incremental adjustment is made to the resulting fair values of the GMIB asset to reflect changes in the claims-paying ratings of counterparties to the reinsurance treaties and of MLOA, respectively. After giving consideration to collateral arrangements, MLOA made no adjustment to reduce the fair value of its GMIB asset at December 31, 2011 and 2010 to recognize incremental counterparty non-performance risk.

   Fair value measurements are required on a non-recurring basis for certain assets, including goodwill, mortgage loans on real estate, equity real estate held for production of income, and equity real estate held for sale, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy. In 2011 and 2010, no assets were required to be measured at fair value on a non-recurring basis.

   Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts.

   Fair values for mortgage loans on real estate are measured by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The fair values for MLOA's supplementary contracts not involving life contingencies ("SCNILC") and certain annuities, which are included in Policyholders' account balances, are estimated using projected cash flows discounted at rates reflecting current market rates.

   The fair values for single premium deferred annuities, included in policyholders' account balances, are estimated as the discounted value of projected cash flows. Expected cash flows are discounted back to the present at the current market rates.

   Recognition of Insurance Income and Related Expenses

   Premiums from variable life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   DAC and VOBA

   DAC. Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   VOBA. VOBA, which arose from MLOA's 2004 acquisition by AXA Financial, was established in accordance with purchase accounting guidance for business combinations. VOBA is the actuarially determined present value of estimated future gross profits from insurance contracts in force at the date of the acquisition. VOBA is amortized over the expected life of the contracts (up to 50 years from the date of issue) according to the type of contract using the methods described below as applicable. VOBA is subject to loss recognition testing at the end of each accounting period.

   Amortization Policy. For universal life ("UL") products and investment-type products, DAC and VOBA are amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC and VOBA are amortized using the present value of estimated assessments. The effect on the amortization of DAC and VOBA of revisions to estimated gross profits or assessments is reflected in earnings in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC and VOBA amortization. Conversely, an increase in expected gross profits or assessments would slow DAC and VOBA amortization. The effect on the DAC and VOBA assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in shareholders' equity as of the balance sheet date.

   A significant assumption in the amortization of DAC and VOBA on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC and VOBA amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. Currently, the average gross long-term return estimate is measured from December 31, 2008. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2011, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 9.0% (7.3% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (13.3% net of product weighted average Separate Account fees) and 0.0% (-1.7% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC and VOBA amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC and VOBA amortization. At December 31, 2011, current projections of future average gross market returns assume a 0.0% annualized return for the next two quarters, which is within the maximum and minimum limitations, grading to a reversion to the mean of 9.0% in six quarters.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC and VOBA amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC and VOBA amortization. Generally, life mortality experience has been improving in recent years.

   Other significant assumptions underlying gross profit estimates for UL and investment-type products relate to contract persistency and General Account investment spread.

   DAC and VOBA associated with non-participating traditional life policies, are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC and VOBA related to these policies are subject to recoverability testing as part of AXA Financial Group's premium deficiency testing. If a premium deficiency exists, DAC and VOBA are reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for variable life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   MLOA issues or has issued certain variable annuity products with a guaranteed minimum death benefit ("GMDB") feature. MLOA also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts using assumptions consistent with those used in estimating gross profits for purposes of amortizing DAC and VOBA. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC and VOBA amortization. There can be no assurance that ultimate actual experience will not differ from management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on MLOA's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 3.0% to 6.0% for life insurance liabilities and from 3.0% to 6.0% for annuity liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC and VOBA are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Separate Accounts

   Generally, Separate Accounts established under Arizona State Insurance Law are not chargeable with liabilities that arise from any other business of MLOA. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which MLOA does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity.

   The investment results of Separate Accounts, including unrealized gains (losses), on which MLOA does not bear the investment risk are reflected directly in Separate Accounts liabilities and are not reported in revenues in the statements of earnings (loss). For 2011, 2010 and 2009, investment results of such Separate Accounts were gains (losses) of $(49) million, $247 million and $394 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   MLOA reports the General Account's interests in Separate Accounts as other invested assets in the balance sheets.

   Other Accounting Policies

   AXA Financial and certain of its consolidated subsidiaries, including MLOA, file a consolidated Federal income tax return. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities classified as AFS; no equity securities were classified as AFS at December 31, 2011 and 2010.

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                     GROSS       GROSS
                                        AMORTIZED  UNREALIZED  UNREALIZED                 OTTI
                                          COST       GAINS       LOSSES    FAIR VALUE IN AOCI /(3)/
                                        ---------- ---------- ------------ ---------- ------------
                                                              (IN MILLIONS)
DECEMBER 31, 2011:
Fixed Maturities:
 Corporate............................. $    1,554 $      147 $          8 $   1,693    $     --
 U.S. Treasury, government and agency..         99          6           --       105          --
 States and political subdivisions.....         21          1           --        22          --
 Foreign governments...................          4         --           --         4          --
 Commercial mortgage-backed............         63         --           34        29           2
 Residential mortgage-backed /(1)/.....         26          2           --        28          --
 Asset-backed /(2)/....................          9          1           --        10          --
 Redeemable preferred stock............         81         --            5        76          --
                                        ---------- ---------- ------------ ---------    --------
Total at December 31, 2011............. $    1,857 $      157 $         47 $   1,967    $      2
                                        ========== ========== ============ =========    ========

December 31, 2010:
Fixed maturities:
 Corporate............................. $    1,522 $      112 $          5 $   1,629    $     --
 U.S. Treasury, government and agency..         87          1           --        88          --
 States and political subdivisions.....         21         --            1        20          --
 Foreign governments...................          4         --           --         4          --
 Commercial mortgage-backed............         68         --           32        36           3
 Residential mortgage-backed /(1)/.....         33          2           --        35          --
 Asset-backed /(2)/....................         10          1           --        11          --
 Redeemable preferred stock............         81         --            4        77          --
                                        ---------- ---------- ------------ ---------    --------
Total at December 31, 2010............. $    1,826 $      116 $         42 $   1,900    $      3
                                        ========== ========== ============ =========    ========

 /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.
 /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2011 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2011

                                        AMORTIZED
                                          COST     FAIR VALUE
                                        ---------- ----------
                                            (IN MILLIONS)
Due in one year or less................ $       74 $       75
Due in years two through five..........        812        868
Due in years six through ten...........        653        726
Due after ten years....................        139        155
                                        ---------- ----------
   Subtotal............................      1,678      1,824
Commercial mortgage-backed securities..         63         29
Residential mortgage-backed securities.         26         28
Asset-backed securities................          9         10
                                        ---------- ----------
Total.................................. $    1,776 $    1,891
                                        ========== ==========

   MLOA recognized OTTI on AFS fixed maturities as follows:

                                                        DECEMBER 31,
                                                   ---------------------
                                                    2011   2010    2009
                                                   -----  ------  ------
                                                       (IN MILLIONS)
Credit losses recognized in earnings (loss)/ (1)/. $  (2) $  (54) $  (53)
Non-credit losses recognized in OCI...............    --      (2)     --
                                                   -----  ------  ------
Total OTTI........................................ $  (2) $  (56) $  (53)
                                                   =====  ======  ======

 /(1)/During 2011, 2010 and 2009, respectively, included in credit losses recognized in earnings (loss) were OTTI of $0 million, $1 million and $0 million related to AFS fixed maturities as MLOA intended to sell or expected to be required to sell these impaired fixed maturities prior to recovering their amortized cost.

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by MLOA at the dates indicated and the corresponding changes in such amounts.

                   FIXED MATURITIES--CREDIT LOSS IMPAIRMENTS

                                                                                         2011    2010
                                                                                        ------  ------
                                                                                         (IN MILLIONS)
Balances at January 1,................................................................. $  (83) $  (54)
Previously recognized impairments on securities that matured, paid, prepaid or sold....     11      25
Recognized impairments on securities impaired to fair value this period/(1)/...........     --      (1)
Impairments recognized this period on securities not previously impaired...............     (2)    (52)
Additional impairments this period on securities previously impaired...................     --      (1)
Increases due to passage of time on previously recorded credit losses..................     --      --
Accretion of previously recognized impairments due to increases in expected cash flows.     --      --
                                                                                        ------  ------
Balances at December 31,............................................................... $  (74) $  (83)
                                                                                        ======  ======

 /(1)/Represents circumstances where MLOA determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                DECEMBER 31,
                               -------------
                                2011    2010
                               ------  -----
                               (IN MILLIONS)
AFS Securities:
 Fixed maturities:
   With OTTI loss............. $   (5) $  (3)
   All other..................    115     77
                               ------  -----
Net Unrealized (Gains) Losses. $  110  $  74
                               ======  =====

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                              AOCI GAIN
                                                               NET                              (LOSS)
                                                           UNREALIZED           DEFERRED    RELATED TO NET
                                                              GAINS      DAC     INCOME       UNREALIZED
                                                           (LOSSES) ON   AND    TAX ASSET     INVESTMENT
                                                           INVESTMENTS   VOBA  (LIABILITY)  GAINS (LOSSES)
                                                          -------------  ----- ----------- ---------------
                                                                            (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................. $          (3) $  --  $        1 $            (2)
Net investment gains (losses) arising during the period..            (2)    --          --              (2)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss).......................            --     --          --              --
   Excluded from Net earnings (loss)/ (1)/...............            --     --          --              --
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA..........................................            --      1          --               1
   Deferred income taxes.................................            --     --           1               1
                                                          -------------  -----  ---------- ---------------
BALANCE, DECEMBER 31, 2011............................... $          (5) $   1  $        2 $            (2)
                                                          =============  =====  ========== ===============

BALANCE, JANUARY 1, 2010................................. $          --  $  --  $       -- $            --
Net investment gains (losses) arising during the period..            (2)    --          --              (2)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss).......................             1     --          --               1
   Excluded from Net earnings (loss)/ (1)/...............            (2)    --          --              (2)
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA..........................................            --     --          --              --
   Deferred income taxes.................................            --     --           1               1
   Policyholders liabilities.............................            --     --          --              --
                                                          -------------  -----  ---------- ---------------
BALANCE, DECEMBER 31, 2010............................... $          (3) $  --  $        1 $            (2)
                                                          =============  =====  ========== ===============

 /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                                                             AOCI GAIN
                                                              NET               DEFERRED   (LOSS) RELATED
                                                          UNREALIZED             INCOME        TO NET
                                                             GAINS      DAC        TAX       UNREALIZED
                                                          (LOSSES) ON   AND       ASSET      INVESTMENT
                                                          INVESTMENTS   VOBA   (LIABILITY) GAINS (LOSSES)
                                                          -----------  ------  ----------- --------------
                                                                           (IN MILLIONS)
BALANCE, JANUARY 1, 2011................................. $        77  $   (6)  $    (24)   $         47
Net investment gains (losses) arising during the period..          36      --         --              36
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss).......................           2      --         --               2
   Excluded from Net earnings (loss)/ (1)/...............          --      --         --              --
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA..........................................          --     (21)        --             (21)
   Deferred income taxes.................................          --      --         (7)             (7)
                                                          -----------  ------   --------    ------------
BALANCE, DECEMBER 31, 2011............................... $       115  $  (27)  $    (31)   $         57
                                                          ===========  ======   ========    ============

BALANCE, JANUARY 1, 2010................................. $       (24) $    7   $      6    $        (11)
Net investment gains (losses) arising during the period..          52      --         --              52
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss).......................          47      --         --              47
   Excluded from Net earnings (loss)/ (1)/...............           2      --         --               2
Impact of net unrealized investment gains (losses) on:
   DAC and VOBA..........................................          --     (13)        --             (13)
   Deferred income taxes.................................          --      --        (30)            (30)
   Policyholders liabilities.............................          --      --         --              --
                                                          -----------  ------   --------    ------------
BALANCE, DECEMBER 31, 2010............................... $        77  $   (6)  $    (24)   $         47
                                                          ===========  ======   ========    ============

 /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 93 issues at December 31, 2011 and the 108 issues at December 31, 2010 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                        LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                       --------------------  --------------------  --------------------
                                                    GROSS                 GROSS                 GROSS
                                                  UNREALIZED            UNREALIZED            UNREALIZED
                                       FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                       ---------- ---------- ---------- ---------- ---------- ----------
                                                                 (IN MILLIONS)
DECEMBER 31, 2011
Fixed Maturities:
 Corporate............................  $   105    $     (6)  $    13    $     (2)  $   118    $     (8)
 U.S. Treasury, government and agency.       --          --        --          --        --          --
 States and political subdivisions....
 Foreign governments..................       --          --         2          --         2          --
 Commercial mortgage-backed...........        1          (2)       27         (32)       28         (34)
 Residential mortgage-backed..........       --          --        --          --        --          --
 Asset-backed.........................       --          --        --          --        --          --
 Redeemable preferred stock...........       29          (2)       30          (3)       59          (5)
                                        -------    --------   -------    --------   -------    --------

Total.................................  $   135    $    (10)  $    72    $    (37)  $   207    $    (47)
                                        =======    ========   =======    ========   =======    ========
December 31, 2010
Fixed Maturities:
 Corporate............................  $    87    $     (3)  $    30    $     (2)  $   117    $     (5)
 U.S. Treasury, government and agency.        2          --        --          --         2          --
 States and political subdivisions....       19          (1)       --          --        19          (1)
 Foreign governments..................        2          --        --          --         2          --
 Commercial mortgage-backed...........        1          (1)       32         (31)       33         (32)
 Residential mortgage-backed..........       --          --        --          --        --          --
 Asset-backed.........................       --          --         1          --         1          --
 Redeemable preferred stock...........       --          --        70          (4)       70          (4)
                                        -------    --------   -------    --------   -------    --------

Total.................................  $   111    $     (5)  $   133    $    (37)  $   244    $    (42)
                                        =======    ========   =======    ========   =======    ========

   MLOA's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the shareholder's equity of MLOA, other than securities of the U.S. government, U.S. government agencies and certain securities guaranteed by the U.S. government. MLOA maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 1.2% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2011 and 2010 were $27 million and $27 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2011 and 2010, respectively, approximately $150 million and $175 million, or 8.1% and 9.6%, of the $1,857 million and $1,826 million aggregate amortized cost of fixed maturities held by MLOA were considered to be other than investment grade. These securities had net unrealized losses of $35 million and $30 million at December 31, 2011 and 2010, respectively.

   MLOA does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. MLOA's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime; borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2011 and 2010, respectively, MLOA owned $4 million and $5 million in RMBS backed by subprime residential mortgage loans, and $0 million and $0 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2011, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $2 million.

   Valuation Allowances for Mortgage Loans:

   Allowances for credit losses for mortgage loans in 2011 are as follows:

                                                    COMMERCIAL MORTGAGE
                                                        LOANS
                                                    -------------------
                                                    2011   2010   2009
                                                    ----   ----   ----
                                                       (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,...................... $ 2    $ 2    $--
   Charge-offs.....................................  --     --     --
   Recoveries......................................  --     --     --
   Provision.......................................   1     --      2
                                                    ---    ---    ---
Ending Balance, December 31,....................... $ 3    $ 2    $ 2
                                                    ===    ===    ===

Ending Balance, December 31,:
   Individually Evaluated for Impairment........... $ 3    $ 2    $ 2
                                                    ===    ===    ===
   Collectively Evaluated for Impairment........... $--    $--    $--
                                                    ===    ===    ===

   Loans Acquired with Deteriorated Credit Quality. $--    $--    $--
                                                    ===    ===    ===

   There were no allowances for credit losses for agricultural mortgage loans in 2011, 2010 and 2009.

   The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value. The following tables provide information relating to the debt service coverage ratio for commercial and agricultural mortgage loans at December 31, 2011 and 2010, respectively.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2011

                                              DEBT SERVICE COVERAGE RATIO
                                                                              LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X   LOANS
LOAN-TO-VALUE RATIO:/ (2)/          --------- ------- ------- ------- ------- ----- ---------
                                                     (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/ (1)/
 0% - 50%.......................... $      5  $    -- $   17  $   --  $     1 $  -- $      23
 50% - 70%.........................       --       --     --      41       --    --        41
 70% - 90%.........................       --       --     --       6       --    --         6
 90% plus..........................       10       --     --      --       --    --        10
                                    --------  ------- ------  ------  ------- ----- ---------

Total Commercial Mortgage Loans.... $     15  $    -- $   17  $   47  $     1 $  -- $      80
                                    ========  ======= ======  ======  ======= ===== =========

AGRICULTURAL MORTGAGE LOANS/ (1)/
 0% - 50%.......................... $      1  $    -- $    5  $    9  $     1 $  21 $      37
 50% - 70%.........................        1       --      2       2        3     2        10
 70% - 90%.........................       --       --     --      --       --    --        --
 90% plus..........................       --       --     --      --       --    --        --
                                    --------  ------- ------  ------  ------- ----- ---------

Total Agricultural Mortgage Loans.. $      2  $    -- $    7  $   11  $     4 $  23 $      47
                                    ========  ======= ======  ======  ======= ===== =========

                                       DEBT SERVICE COVERAGE RATIO
                                                                       LESS   TOTAL
                              GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                             THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X   LOANS
LOAN-TO-VALUE RATIO:/ (2)/   --------- ------- ------- ------- ------- ----- ---------
                                              (IN MILLIONS)
TOTAL MORTGAGE LOANS/ (1)/
 0% - 50%................... $      6  $   --  $   22  $    9  $    2  $  21 $      60
 50% - 70%..................        1      --       2      43       3      2        51
 70% - 90%..................       --      --      --       6      --     --         6
 90% plus...................       10      --      --      --      --     --        10
                             --------  ------  ------  ------  ------  ----- ---------

Total Mortgage Loans........ $     17  $   --  $   24  $   58  $    5  $  23 $     127
                             ========  ======  ======  ======  ======  ===== =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2010

                                              DEBT SERVICE COVERAGE RATIO
                                                                              LESS   TOTAL
                                     GREATER  1.8X TO 1.5X TO 1.2X TO 1.0X TO THAN  MORTGAGE
                                    THAN 2.0X  2.0X    1.8X    1.5X    1.2X   1.0X   LOANS
LOAN-TO-VALUE RATIO: /(2)/          --------- ------- ------- ------- ------- ----- --------
                                                     (IN MILLIONS)
Commercial Mortgage Loans /(1)/
 0%- 50%...........................  $     5   $  --   $  --  $   --   $   2  $  -- $      7
 50% - 70%.........................       --      --      30       7       4     --       41
 70% - 90%.........................       --      --      --      28      --     --       28
 90% plus..........................       10      --      --      --      --     --       10
                                     -------   -----   -----  ------   -----  ----- --------

Total Commercial Mortgage Loans....  $    15   $  --   $  30  $   35   $   6  $  -- $     86
                                     =======   =====   =====  ======   =====  ===== ========
AGRICULTURAL MORTGAGE LOANS /(1)/
 0% - 50%..........................  $     2   $  --   $   6  $    7   $   1  $  25 $     41
 50% - 70%.........................        1      --       1       5       4      5       16
 70% - 90%.........................       --      --      --      --      --     --       --
 90% plus..........................       --      --      --      --      --     --       --
                                     -------   -----   -----  ------   -----  ----- --------

Total Agricultural Mortgage Loans..  $     3   $  --   $   7  $   12   $   5  $  30 $     57
                                     =======   =====   =====  ======   =====  ===== ========
TOTAL MORTGAGE LOANS /(1)/
 0% - 50%..........................  $     7   $  --   $   6  $    7   $   3  $  25 $     48
 50% - 70%.........................        1      --      31      12       8      5       57
 70% - 90%.........................       --      --      --      28      --     --       28
 90% plus..........................       10      --      --      --      --     --       10
                                     -------   -----   -----  ------   -----  ----- --------

Total Mortgage Loans...............  $    18   $  --   $  37  $   47   $  11  $  30 $    143
                                     =======   =====   =====  ======   =====  ===== ========

 /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
 /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2011 and 2010, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOANS

                                                                           RECORDED
                                                                          INVESTMENT
                                                               TOTAL    (GREATER THAN)
                   30-59 60-89   90 DAYS OR                  FINANCING     90 DAYS
                   DAYS  DAYS  (GREATER THAN) TOTAL CURRENT RECEIVABLES  AND ACCRUING
                   ----- ----- -------------- ----- ------- ----------- --------------
                                              (IN MILLIONS)
DECEMBER 31, 2011
 Commercial....... $  -- $  -- $          --  $  -- $    80 $       80  $          --
 Agricultural.....    --    --            --     --      47         47             --
                   ----- ----- -------------  ----- ------- ----------  -------------
TOTAL MORTGAGE
  LOANS........... $  -- $  -- $          --  $  -- $   127 $      127  $          --
                   ===== ===== =============  ===== ======= ==========  =============
December 31, 2010
 Commercial....... $  -- $  -- $          --  $  -- $    86 $       86  $          --
 Agricultural.....    --    --            --     --      57         57             --
                   ----- ----- -------------  ----- ------- ----------  -------------
Total Mortgage
  Loans........... $  -- $  -- $          --  $  -- $   143 $      143  $          --
                   ===== ===== =============  ===== ======= ==========  =============

   The following table provides information relating to impaired loans at December 31, 2011 and 2010, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                 UNPAID                   AVERAGE       INTEREST
                                      RECORDED  PRINCIPAL   RELATED      RECORDED        INCOME
                                     INVESTMENT  BALANCE   ALLOWANCE  INVESTMENT/ (1)/ RECOGNIZED
                                     ---------- --------- ----------  ---------------  -----------
                                                            (IN MILLIONS)
DECEMBER 31, 2011
With no related allowance recorded:
 Commercial mortgage loans--other... $       -- $     --  $       --    $        --    $        --
 Agricultural mortgage loans........         --       --          --             --             --
                                     ---------- --------  ----------    -----------    -----------
TOTAL............................... $       -- $     --  $       --    $        --    $        --
                                     ========== ========  ==========    ===========    ===========
With related allowance recorded:
 Commercial mortgage loans--other... $       10 $     10  $       (3)   $        10    $        --
 Agricultural mortgage loans........         --       --          --             --             --
                                     ---------- --------  ----------    -----------    -----------
TOTAL............................... $       10 $     10  $       (3)   $        10    $        --
                                     ========== ========  ==========    ===========    ===========
December 31, 2010
With no related allowance recorded:
 Commercial mortgage loans--other... $       -- $     --  $       --    $        --    $        --
 Agricultural mortgage loans........         --       --          --             --             --
                                     ---------- --------  ----------    -----------    -----------
Total............................... $       -- $     --  $       --    $        --    $        --
                                     ========== ========  ==========    ===========    ===========
With related allowance recorded:
 Commercial mortgage loans--other... $       10 $     10  $       (2)   $        10    $         1
 Agricultural mortgage loans........         --       --          --             --             --
                                     ---------- --------  ----------    -----------    -----------
Total............................... $       10 $     10  $       (2)   $        10    $         1
                                     ========== ========  ==========    ===========    ===========

 /(1)/Represents a five-quarter average of recorded amortized cost.

   Impaired mortgage loans along with the related investment valuation allowances at December 31, 2009 follow:

                                                                 December 31,
                                                                     2009
                                                                 -------------
                                                                 (In Millions)
Impaired mortgage loans with investment valuation allowances....  $       10
Impaired mortgage loans without investment valuation allowances.          --
                                                                  ----------
Recorded investment in impaired mortgage loans..................          10
Investment valuation allowances.................................          (2)
                                                                  ----------
Net Impaired Mortgage Loans.....................................  $        8
                                                                  ==========

   During 2009, MLOA's average recorded investment in impaired mortgage loans was $6 million. Interest income recognized on these impaired mortgage loans totaled $0 million for 2009.

   Equity Investments

   MLOA holds equity in limited partnership interests and other equity method investments that primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 2011 and 2010 were $2 million and $2 million, respectively.

   The following table presents MLOA's investment in 2.6 million units in AllianceBernstein, an affiliate, which is included in Other invested assets:

                                                           2011   2010
                                                          -----  -----
                                                          (IN MILLIONS)
Balance at January 1,.................................... $  76  $  79
Equity in net earnings (loss)............................    (2)     4
Impact of repurchase/issuance of AllianceBernstein Units.     2     (2)
Dividends received.......................................    (4)    (5)
                                                          -----  -----

Balance at December 31,.................................. $  72  $  76
                                                          =====  =====

4) VALUE OF BUSINESS ACQUIRED

   The following table presents MLOA's VOBA asset at December 31, 2011 and 2010:

                    GROSS    ACCUMULATED
                   CARRYING  AMORTIZATION
                    AMOUNT  AND OTHER/ (1)/  NET
                   -------- --------------  ------
                           (IN MILLIONS)
VOBA
DECEMBER 31, 2011. $   416   $       (319)  $   97
                   =======   ============   ======

December 31, 2010. $   416   $       (309)  $  107
                   =======   ============   ======

 /(1)/Includes reactivity to unrealized investment gains (losses) and impact of the December 31, 2005 modified coinsurance ("MODCO") recapture.

   For 2011, negative amortization expense related to VOBA was $10 million. For 2010 and 2009, amortization expense related to VOBA was $27 million and $17 million, respectively. VOBA amortization is estimated to range between $13 million and $7 million annually through 2016.

5) FAIR VALUE DISCLOSURES

   Assets measured at fair value on a recurring basis are summarized below:

                            FAIR VALUE MEASUREMENTS

                                          LEVEL 1  LEVEL 2  LEVEL 3  TOTAL
                                          -------- -------- ------- --------
                                                    (IN MILLIONS)
DECEMBER 31, 2011
ASSETS:
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $     -- $  1,659 $   34  $  1,693
   U.S. Treasury, government and agency..       --      105     --       105
   States and political subdivisions.....       --       22     --        22
   Foreign governments...................       --        4     --         4
   Commercial mortgage-backed............       --       --     29        29
   Residential mortgage-backed/(1)/......       --       28     --        28
   Asset-backed/(2)/.....................       --        5      5        10
   Redeemable preferred stock............       19       57     --        76
                                          -------- -------- ------  --------
     Subtotal............................       19    1,880     68     1,967
                                          -------- -------- ------  --------
 Other equity investments................        1       --     --         1
Cash equivalents.........................       57       --     --        57
GMIB reinsurance contracts...............       --       --      9         9
Separate Accounts' assets................    1,589       15     --     1,604
                                          -------- -------- ------  --------
   Total Assets.......................... $  1,666 $  1,895 $   77  $  3,638
                                          ======== ======== ======  ========

December 31, 2010
Assets:
Investments:
 Fixed maturities, available-for-sale:
   Corporate............................. $     -- $  1,610 $   19  $  1,629
   U.S. Treasury, government and agency..       --       88     --        88
   States and political subdivisions.....       --       20     --        20
   Foreign governments...................       --        4     --         4
   Commercial mortgage-backed............       --       --     36        36
   Residential mortgage-backed/(1)/......       --       35     --        35
   Asset-backed/(2)/.....................       --        6      5        11
   Redeemable preferred stock............       19       58     --        77
                                          -------- -------- ------  --------
     Subtotal............................       19    1,821     60     1,900
                                          -------- -------- ------  --------
 Other equity investments................        1       --     --         1
Cash equivalents.........................       87       --     --        87
GMIB reinsurance contracts...............       --       --      2         2
Separate Accounts' assets................    1,825       15     --     1,840
                                          -------- -------- ------  --------
   Total Assets.......................... $  1,932 $  1,836 $   62  $  3,830
                                          ======== ======== ======  ========

 /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
 /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   In 2011, AFS fixed maturities with fair values of $5 million and $0 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $22 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 4.0% of total equity at December 31, 2011.

   In 2010, AFS fixed maturities with fair values of $9 million and $1 million were transferred out of Level 3 and into Level 2 and out of Level 2 and into Level 1, respectively, principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $2 million were transferred into the Level 3 classification. These transfers in the aggregate represent approximately 2% of total equity at December 31, 2010.

   The table below presents a reconciliation for all Level 3 assets at December 31, 2011 and 2010, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                         COMMERCIAL          REDEEMABLE     GMIB
                                                                         MORTGAGE-   ASSET-  PREFERRED   REINSURANCE
                                                             CORPORATE     BACKED    BACKED    STOCK      CONTRACTS
                                                             ---------  -----------  ------- ----------- -----------
                                                                                  (IN MILLIONS)
BALANCE, JANUARY 1, 2011.................................... $      19  $        36  $     5 $        -- $         2
Total gains (losses), realized and unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)...........................        --           --       --          --          --
     Investment gains (losses), net.........................        --           (1)      --          --          --
     Increase (decrease) in the fair value of
       reinsurance contracts................................        --           --       --          --           7
                                                             ---------  -----------  ------- ----------- -----------
       Subtotal............................................. $      --  $        (1) $    -- $        -- $         7
                                                             ---------  -----------  ------- ----------- -----------
   Other comprehensive income (loss)........................        (2)          (3)      --          --          --
Purchases...................................................        --           --       --          --          --
Sales.......................................................        (1)          (3)      --          --          --
Transfers into Level 3/ (2)/................................        22           --       --          --          --
Transfers out of Level 3/ (2)/..............................        (4)          --       --          --          --
                                                             ---------  -----------  ------- ----------- -----------
BALANCE, DECEMBER 31, 2011/ (1)/............................ $      34  $        29  $     5 $        -- $         9
                                                             =========  ===========  ======= =========== ===========

BALANCE, JANUARY 1, 2010.................................... $      24  $        63  $     5 $         6 $         1
Total gains (losses), realized and unrealized included in:
   Earnings (loss) as:
     Net investment income (loss)...........................        --           --       --          --          --
     Investment gains (losses), net.........................        --          (53)      --           2          --
     Increase (decrease) in the fair value of
       reinsurance contracts................................        --           --       --          --          --
                                                             ---------  -----------  ------- ----------- -----------
       Subtotal............................................. $      --  $      (53)  $    -- $         2 $        --
                                                             ---------  -----------  ------- ----------- -----------
   Other comprehensive income (loss)........................        --           26       --          --          --
Purchases/issuances.........................................         4           --       --          --           1
Sales/settlements...........................................        (2)          --       --         (8)          --
Transfers into/out of Level 3/ (2)/.........................        (7)          --       --          --          --
                                                             ---------  -----------  ------- ----------- -----------
BALANCE, DECEMBER 31, 2010/ (1)/............................ $      19  $        36  $     5 $        -- $         2
                                                             =========  ===========  ======= =========== ===========

 /(1)/There were no U.S. Treasury, government and agency; State and political subdivisions; Foreign government; Residential mortgage-backed securities; Other equity investments; Other invested assets or Separate Accounts' assets classified as Level 3 at December 31, 2011 and 2010.
 /(2)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.

   The table below details changes in unrealized gains (losses) for 2011 and 2010 by category for Level 3 assets still held at December 31, 2011 and 2010, respectively.

                                                               EARNINGS (LOSS)
                                                   ---------------------------------------
                                                                             INCREASE
                                                      NET     INVESTMENT (DECREASE) IN THE
                                                   INVESTMENT   GAINS      FAIR VALUE OF
                                                     INCOME   (LOSSES),     REINSURANCE
                                                     (LOSS)      NET         CONTRACTS      OCI
                                                   ---------- ---------- ----------------- -----
                                                                   (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2011
STILL HELD AT DECEMBER 31, 2011: /(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Commercial mortgage-backed................... $       -- $       --  $            --  $  (4)
     Other fixed maturities, available-for-sale...         --         --               --     (2)
                                                   ---------- ----------  ---------------  -----
       Subtotal................................... $       -- $       --  $            --  $  (6)
                                                   ---------- ----------  ---------------  -----
   GMIB reinsurance contracts.....................         --         --                7     --
                                                   ---------- ----------  ---------------  -----
       Total...................................... $       -- $       --  $             7  $  (6)
                                                   ========== ==========  ===============  =====
Level 3 Instruments
Full Year 2010
Still Held at December 31, 2010: /(1)/
 Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Commercial mortgage-backed................... $       -- $       --  $            --  $  26
     Other fixed maturities, available-for-sale...         --         --               --     --
                                                   ---------- ----------  ---------------  -----
       Subtotal................................... $       -- $       --  $            --  $  26
                                                   ---------- ----------  ---------------  -----
   GMIB reinsurance contracts.....................         --         --                1     --
                                                   ---------- ----------  ---------------  -----
       Total...................................... $       -- $       --  $             1  $  26
                                                   ========== ==========  ===============  =====

 /(1)/There were no Equity securities classified as AFS, Other equity investments, Cash equivalents and Separate Accounts' assets at December 31, 2011 and 2010.

   The carrying values and fair values for financial instruments not otherwise disclosed in Notes 3 and 5 are presented in the table below.

                                                               DECEMBER 31,
                                                  ---------------------------------------
                                                         2011                2010
                                                  ------------------- -------------------
                                                  CARRYING            Carrying
                                                   VALUE   FAIR VALUE  Value   Fair Value
                                                  -------- ---------- -------- ----------
                                                               (IN MILLIONS)
Mortgage loans on real estate.................... $    124  $    130   $  141   $    146
Policyholders liabilities - Investment contracts.      229       242      268        273

6) GMDB, GMIB AND NO LAPSE GUARANTEE FEATURES

   A) Variable Annuity Contracts -- GMDB and GMIB

   MLOA has certain variable annuity contracts with GMDB and GMIB features-in-force that guarantee one of the following:

    . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

    . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

    . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages; or

    . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit which may include a five year or an annual reset.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                               GMDB   GMIB  TOTAL
                              -----  -----  -----
                                 (IN MILLIONS)
Balance at January 1, 2009... $   6  $   3  $   9
 Paid guarantee benefits.....    (3)    --     (3)
 Other changes in reserve....     2     --      2
                              -----  -----  -----
Balance at December 31, 2009.     5      3      8
 Paid guarantee benefits.....    (2)    --     (2)
 Other changes in reserve....     3     (1)     2
                              -----  -----  -----
Balance at December 31, 2010.     6      2      8
 Paid guarantee benefits.....    (2)    --     (2)
 Other changes in reserve....     3     --      3
                              -----  -----  -----
Balance at December 31, 2011. $   7  $   2  $   9
                              =====  =====  =====

   Related GMDB reinsurance ceded amounts were:

                                  GMDB
                              -------------
                              (IN MILLIONS)
Balance at January 1, 2009...  $        3
 Paid guarantee benefits.....          --
 Other changes in reserve....          --
                               ----------
Balance at December 31, 2009.           3
 Paid guarantee benefits.....          (1)
 Other changes in reserve....           1
                               ----------
Balance at December 31, 2010.           3
 Paid guarantee benefits.....          --
 Other changes in reserve....           1
                               ----------
Balance at December 31, 2011.  $        4
                               ==========

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2011 values for variable annuity contracts in-force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                                       RETURN OF
                                                        PREMIUM   RATCHET  ROLL-UP   COMBO    TOTAL
                                                       ---------  -------  -------  -------  -------
                                                                   (DOLLARS IN MILLIONS)
GMDB:
 Account values invested in:
   General Account.................................... $     124  $   180  $   N/A  $    28  $   332
   Separate Accounts.................................. $     331  $   422  $   N/A  $    71  $   824
 Net amount at risk, gross............................ $       6  $    74  $   N/A  $    23  $   103
 Net amount at risk, net of amounts reinsured......... $       6  $    60  $   N/A  $     1  $    67
 Average attained age of contractholders..............      65.5     65.6      N/A     65.1     65.5
 Percentage of contractholders over age 70............      24.3%    23.6%     N/A     21.5%    23.8%
 Contractually specified interest rates...............       N/A      N/A      N/A      5.0%     5.0%
GMIB:
 Account values invested in:
   General Account....................................       N/A      N/A  $    28  $   N/A  $    28
   Separate Accounts..................................       N/A      N/A  $    70  $   N/A  $    70
 Net amount at risk, gross............................       N/A      N/A  $     5  $   N/A  $     5
 Net amount at risk, net of amounts reinsured.........       N/A      N/A  $    --  $   N/A  $    --
 Weighted average years remaining until annuitization.       N/A      N/A      1.9      N/A      1.9
 Contractually specified interest rates...............       N/A      N/A      5.0%     N/A      5.0%

   B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

               DECEMBER 31,
              ---------------
               2011    2010
              ------ --------
               (IN MILLIONS)
GMDB:
Equity....... $  685 $    878
Fixed income.     89      111
Balanced.....     16       18
Other........     34       46
              ------ --------
Total........ $  824 $  1,053
              ====== ========
GMIB:
Equity....... $   54 $     73
Fixed income.     12       15
Other........      4        6
              ------ --------
Total........ $   70 $     94
              ====== ========

   C) Variable and Interest-Sensitive Life Insurance Policies -- No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements. At both December 31, 2011 and 2010, MLOA had liabilities of $1 million for no lapse guarantees reflected in the General Account in future policy benefits and other policyholders' liabilities.

7) REINSURANCE

   MLOA reinsures most of its new variable life policies on an excess of retention basis. MLOA maintains a maximum of $4 million on single-life policies and $6 million on second-to-die policies. For amounts applied for in excess of those limits, reinsurance is ceded to AXA Equitable Life Insurance Company ("AXA Equitable"), an affiliate and wholly-owned subsidiary of AXA Financial, up to a combined maximum of $20 million on single-life policies and $25 million on second-to-die policies. For amounts applied in excess of those limits, reinsurance from unaffiliated third parties is now sought. A contingent liability exists with respect to reinsurance ceded should the reinsurers be unable to meet their obligations. For its variable annuity products, MLOA retained 100% of the risk in connection with the return of premium death benefit. The benefits in connection with GMDB in excess of the return of premium benefit, which are offered under certain of MLOA's annuity contracts, were 100% reinsured up to specified limits. Benefits in connection with the earnings increase benefit rider were similarly reinsured. The GMIB was 100% reinsured up to individual and aggregate limits as well as limits that are based on benefit utilization.

   Based on management's estimates of future contract cash flows and experience, the estimated fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2011 and 2010 were $9 million and $2 million, respectively. The increases (decreases) in estimated fair value were $7 million, $1 million and $(7) million for 2011, 2010 and 2009, respectively.

   At December 31, 2011 and 2010, respectively, reinsurance recoverables related to insurance contracts amounted to $136 million and $139 million, of which $56 million in 2011 and $59 million in 2010 related to one specific reinsurer, which is rated AA- with the remainder of the reinsurers rated BBB and above or not rated. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations. MLOA evaluates the financial condition of its reinsurers in an effort to minimize its exposure to significant losses from reinsurer insolvencies.

   The following table summarizes the effect of reinsurance:

                                                                    2011    2010    2009
                                                                   ------  ------  ------
                                                                        (IN MILLIONS)
Direct premiums................................................... $   68  $   66  $   70
Assumed...........................................................      2       2       1
Reinsurance ceded.................................................    (28)    (29)    (31)
                                                                   ------  ------  ------
Premiums.......................................................... $   42  $   39  $   40
                                                                   ======  ======  ======
Variable Life and Investment-type Product Policy Fee Income Ceded. $   31  $   31  $   30
                                                                   ======  ======  ======
Policyholders' Benefits Ceded..................................... $   39  $   43  $   29
                                                                   ======  ======  ======

8) RELATED PARTY TRANSACTIONS

   Under its service agreement with AXA Equitable, personnel services, employee benefits, facilities, supplies and equipment are provided to MLOA to conduct its business. The associated costs related to the service agreement are allocated to MLOA based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support MLOA. As a result of such allocations, MLOA incurred expenses of $51 million, $47 million and $46 million for 2011, 2010 and 2009, respectively. At December 31, 2011 and 2010, respectively, MLOA reported an $11 million and $8 million payable to AXA Equitable in connection with its service agreement.

   Various AXA affiliates cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life in 2010 (and AXA Cessions in 2009 and prior), AXA affiliated reinsurers. Beginning in 2008 AXA Global Life, in turn, retrocedes a quota share portion of these risks to AXA Equitable and MLOA on a one-year term basis. Premiums and experience refunds earned in 2011, 2010 and 2009 under this arrangement totaled approximately $2 million, $2 million and $1 million, respectively. Claims and expenses paid in 2011, 2010 and 2009 were $1 million, $2 million and $1 million, respectively.

   MLOA cedes a portion of its life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis. Premiums paid in 2011, 2010 and 2009 to AXA Equitable totaled approximately $426,414, $395,877 and $365,339, respectively. Claims and expenses in 2011, 2010 and 2009 were $0, $894,972 and $(241,833), respectively.

   As more fully described in Note 7, MLOA ceded new variable life policies on an excess of retention basis with AXA Equitable and reinsured the no lapse guarantee riders through AXA Financial (Bermuda) Ltd. MLOA reported $334,772, $361,422 and $417,046 of ceded premiums for 2011, 2010 and 2009, respectively.

   In 2011, 2010 and 2009, respectively, MLOA paid AXA Distribution and its subsidiaries $36 million, $31 million and $27 million of commissions and fees for sales of insurance products. MLOA charged AXA Distribution's subsidiaries $3 million, $3 million and $3 million, respectively, for their applicable share of operating expenses in 2011, 2010 and 2009, pursuant to the Agreements for Services.

   In addition to the AXA Equitable service agreement, MLOA has various other service and investment advisory agreements with affiliates. The amount of expenses incurred by MLOA related to these agreements were $2 million, $2 million and $2 million for 2011, 2010 and 2009, respectively.

   On March 5, 1999, MLOA borrowed $51 million from MONY Benefit Management Corp. ("MBMC"), an affiliate, in exchange for a note payable in the same amount. The note bore interest at 6.8% per annum and was due to mature on March 5, 2014. Principal and interest were payable quarterly to MBMC. The carrying value of the note was $20 million at December 31, 2009. This note was paid in full on December 6, 2010.

9) SHARE-BASED COMPENSATION

   For 2011, 2010 and 2009, respectively, MLOA recognized compensation costs of $1 million, $3 million and $1 million, for share-based payment arrangements and $280,000, $431,000 and $410,000 related to employee stock options.

   At December 31, 2011, approximately $203,000 of unrecognized compensation cost related to unvested employee stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by MLOA over a weighted average period of 1.6 years.

   On July 1, 2007, under the terms of the AXA Miles Program 2007, the AXA Management Board granted 50 AXA Miles to every employee and financial professional of AXA for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents the right to receive one unrestricted AXA ordinary share on July 1, 2011, conditional only upon continued employment with AXA at the close of the four-year cliff vesting period with exceptions for retirement, death, and disability. The grant date fair value of approximately 449,400 AXA Miles awarded to employees and financial professionals of AXA Financial's subsidiaries was approximately $700,000, measured as the market equivalent of a vested AXA ordinary share. Beginning on July 1, 2007, the total fair value of this award, net of expected forfeitures, has been expensed over the shorter of the vesting term or to the date at which the participant becomes retirement eligible. For 2011 and 2010, respectively, MLOA recognized compensation expense of approximately $53,000 and $113,000 in respect of this grant of AXA Miles. Provided certain performance targets are achieved, an additional allocation of 50 AXA Miles per employee and eligible financial professional will be considered for future award under terms then-to-be-determined and approved by the AXA Management Board.

10)NET INVESTMENT INCOME (LOSS) AND INVESTMENT GAINS (LOSSES), NET

   The following table breaks out Net investment income (loss) by asset category:

                                 2011    2010    2009
                                ------  ------  ------
                                     (IN MILLIONS)
Fixed maturities............... $  102  $  106  $  107
Mortgage loans on real estate..     10      10      12
Policy loans...................      8       8       8
Other equity investments.......     --      (1)     (1)
                                ------  ------  ------
Gross investment income (loss).    120     123     126
Investment expenses............     (4)     (4)     (4)
                                ------  ------  ------
Net Investment Income (Loss)... $  116  $  119  $  122
                                ======  ======  ======

   Investment gains (losses), net including changes in the valuation allowances are as follows:

                                                           2011   2010    2009
                                                          -----  ------  ------
                                                              (IN MILLIONS)
Fixed maturities......................................... $  (2) $  (47) $  (50)
Impact of repurchase/issuance of AllianceBernstein Units.     2      (2)     (4)
Mortgage loans on real estate............................    (1)      1      (2)
                                                          -----  ------  ------
Investment Gains (Losses), Net........................... $  (1) $  (48) $  (56)
                                                          =====  ======  ======

   There were no writedowns of mortgage loans on real estate and equity real estate for 2011, 2010 and 2009.

   For 2011, 2010 and 2009, respectively, proceeds received on sales of fixed maturities classified as AFS amounted to $20 million, $88 million and $83 million. Gross gains of $1 million, $4 million and $20 million and gross losses of $1 million, $2 million and $18 million, were realized on these sales in 2011, 2010 and 2009, respectively. The change in unrealized investment gains (losses) related to fixed maturities classified as AFS for 2011, 2010 and 2009 amounted to $36 million, $98 million and $220 million, respectively.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities classified as AFS and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

   The net unrealized investment gains (losses) included in the balance sheets as a component of AOCI and the changes for the corresponding years, follow:

                                                                  2011    2010     2009
                                                                 ------  ------  -------
                                                                      (IN MILLIONS)
Balance, beginning of year...................................... $   45  $  (11) $  (119)
Changes in unrealized investment gains (losses).................     36      98      220
Impact of unrealized investment gains (losses) attributable to:
 DAC and VOBA...................................................    (20)    (13)     (54)
 Deferred income taxes..........................................     (6)    (29)     (58)
                                                                 ------  ------  -------
Balance, End of Year............................................ $   55  $   45  $   (11)
                                                                 ======  ======  =======

Balance, end of period comprises:
 Unrealized investment gains (losses) on fixed maturities....... $  110  $   74  $   (24)
Impact of unrealized investment gains (losses) attributable to:
 DAC and VOBA...................................................    (26)     (6)       7
 Deferred income taxes..........................................    (29)    (23)       6
                                                                 ------  ------  -------
Total........................................................... $   55  $   45  $   (11)
                                                                 ======  ======  =======

11)INCOME TAXES

   A summary of the income tax (expense) benefits in the statements of earnings
   (loss) follows:

                                2011    2010    2009
                               ------  ------  -----
                                   (IN MILLIONS)
Income tax (expense) benefit:
 Current (expense) benefit.... $   39  $  (24) $  (1)
 Deferred (expense) benefit...    (34)     38      4
                               ------  ------  -----
Total......................... $    5  $   14  $   3
                               ======  ======  =====

   The Federal income taxes attributable to operations are different from the amounts determined by multiplying the earnings (loss), before income taxes by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects are as follows:

                               2011    2010   2009
                              ------  -----  -----
                                  (IN MILLIONS)
Tax at statutory rate........ $  (22) $  13  $  (1)
Dividends received deduction.      2      1      4
Refund claim settlement......      7     --     --
Low income housing credit....     --      1      1
Valuation allowance..........     19     --     --
Other........................     (1)    (1)    (1)
                              ------  -----  -----
Income Tax (Expense) Benefit. $    5  $  14  $   3
                              ======  =====  =====

   The tax benefit for 2011 reflected a benefit in the amount of $19 million related to the determination that the valuation allowance previously established on deferred tax assets related to net operating loss carry forwards was no longer necessary and a $7 million benefit in settlement of refund claims for tax years 1994 - 1997.

   The components of the net deferred income taxes are as follows:

                                       DECEMBER 31, 2011   December 31, 2010
                                      ------------------- -------------------
                                      ASSETS  LIABILITIES Assets  Liabilities
                                      ------- ----------- ------  -----------
                                                   (IN MILLIONS)
Reserves and reinsurance............. $    --  $      33  $   --    $    30
DAC..................................      --         46      --         31
VOBA.................................      --         34      --         42
Investments..........................      --          6      32         --
Goodwill and other intangible assets.      --          7      --          9
NOL and credits......................       6         --      19         --
Valuation allowance..................      --         --     (19)        --
Other................................       5         --       5         --
                                      -------  ---------  ------    -------
Total................................ $    11  $     126  $   37    $   112
                                      =======  =========  ======    =======

   MLOA provides income taxes on the undistributed earnings related to its investment in AllianceBernstein units except to the extent that such earnings are permanently invested outside the United States. As of December 31, 2011, $6 million of accumulated undistributed earnings related to its investment in AllianceBernstein units were permanently invested. At existing applicable income tax rates, additional taxes of approximately $2 million would need to be provided if such earnings were remitted.

   At December 31, 2011 and 2010, respectively, the total amount of unrecognized tax benefits were $20 million and $18 million, all of which would affect the effective tax rate.

   MLOA recognizes accrued interest and penalties related to unrecognized tax benefits in tax (expense) benefit. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2011 and 2010 were $3 million and $2 million, respectively. Tax (expense) benefit for 2011 reflected an expense of $1 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                            2011  2010  2009
                                            ----- ----- -----
                                              (IN MILLIONS)
Balance, beginning of year................. $  16 $  15 $  14
Additions for tax positions of prior years.     1     1     1
                                            ----- ----- -----
Balance, End of Year....................... $  17 $  16 $  15
                                            ===== ===== =====

   IRS examinations for the MONY Companies from the date of its acquisition in 2004 through 2007 commenced in 2010. It is reasonably possible that the total amounts of unrecognized tax benefits will change within the next 12 months. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

12)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI for MLOA represents cumulative gains (losses) on investments that are not reflected in earnings (loss). The balances for the past three years follow:

                                                                 DECEMBER 31,
                                                              ------------------
                                                              2011  2010   2009
                                                              ----- ----- ------
                                                                 (IN MILLIONS)
Unrealized gains (losses) on investments..................... $  55 $  45 $   (5)
Impact of implementing new accounting guidance, net of taxes.    --    --     (6)
                                                              ----- ----- ------
Total Accumulated Other Comprehensive Income (Loss).......... $  55 $  45 $  (11)
                                                              ===== ===== ======

   The components of OCI for the past three years follow:

                                                                            DECEMBER 31,
                                                                        --------------------
                                                                         2011   2010   2009
                                                                        -----  -----  ------
                                                                            (IN MILLIONS)
Net unrealized gains (losses) on investments:
 Net unrealized gains (losses) arising during the year................. $  34  $  51  $  176
 (Gains) losses reclassified into net earnings (loss) during the year..     2     47      50
                                                                        -----  -----  ------
Net unrealized gains (losses) on investments...........................    36     98     226
Adjustments for DAC and VOBA and deferred income tax (expense) benefit.   (26)   (42)   (112)
                                                                        -----  -----  ------
Other Comprehensive Income (Loss)...................................... $  10  $  56  $  114
                                                                        =====  =====  ======

13)LITIGATION

   Insurance Litigation

   MLOA is involved in various legal actions and proceedings in connection with its business. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Insurance Regulatory Matters

   MLOA, along with other life insurance industry companies, has been the subject of various examinations regarding its unclaimed property and escheatment procedures. For example, MLOA has been contacted by a third party auditor acting on behalf of a number of U.S. state jurisdictions reviewing compliance with unclaimed property laws of those jurisdictions. MLOA is cooperating with these inquiries. These inquiries have resulted in the payment of death benefits and changes to MLOA's relevant procedures. MLOA expects it will also result in the reporting and escheatment of unclaimed death benefits, including potential interest on such payments.

                              -------------------

   In addition to the matters descried above, a number of lawsuits, claims and assessments have been filed against life and health insurers in the jurisdictions in which MLOA does business involving insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration and other matters. Some of the matters have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states, juries have substantial discretion in awarding punitive damages. MLOA, like other life and health insurers, from time to time is involved in such proceedings. Some of these actions and proceedings filed against MLOA have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on MLOA's financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given matter.

   Although the outcome of litigation and regulatory matters cannot be predicted with certainty, MLOA's management believes that the ultimate resolution of the matters described above should not have a material adverse effect on the financial position of MLOA. MLOA's management cannot make an estimate of loss, if any, or predict whether or not such litigations and regulatory matters will have a material adverse effect on MLOA's results of operations in any particular period.

14)STATUTORY FINANCIAL INFORMATION

   MLOA is restricted as to the amounts it may pay as dividends to MONY Life. Under Arizona Insurance Law, a domestic life insurer may, without prior approval of the Superintendent, pay a dividend to its shareholder not exceeding an amount calculated based on a statutory formula. For 2011, 2010 and 2009, MLOA's statutory net income (loss) was $35 million, $(19) million and $11 million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $225 million and $232 million at December 31, 2011 and 2010, respectively. There were no shareholder dividends paid to MONY Life by MLOA in 2011, 2010 and 2009.

   At December 31, 2011, MLOA, in accordance with various government and state regulations, had $5 million of securities on deposit with such government or state agencies.

   At December 31, 2011 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by the State of Arizona Insurance Department (the "AID") and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2011.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under U.S. GAAP are primarily:
   (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in Alliance Units under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (h) certain assets, primarily pre-paid assets, are not admissible under SAP but are admissible under U.S. GAAP and (i) the fair valuing of all acquired assets and liabilities including VOBA assets required for U.S. GAAP purchase accounting.

15)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2011 and 2010 are summarized below:

                                                                  THREE MONTHS ENDED
                                                    ----------------------------------------------
                                                    MARCH 31  JUNE 30  SEPTEMBER 30   DECEMBER 31
                                                    --------  ------- -------------  -------------
                                                                     (IN MILLIONS)
2011
Total Revenues..................................... $     71  $    69 $          78  $          67
                                                    ========  ======= =============  =============
Earnings (Loss) from Continuing Operations, Net of
  Income Taxes..................................... $     43  $     5 $           4  $          17
                                                    ========  ======= =============  =============
Net Earnings (Loss)................................ $     43  $     5 $           4  $          17
                                                    ========  ======= =============  =============

2010
Total Revenues..................................... $     72  $    74 $          42  $          49
                                                    ========  ======= =============  =============
Earnings (Loss) from Continuing Operations, Net of
  Income Taxes..................................... $     (5) $     6 $         (13) $         (11)
                                                    ========  ======= =============  =============
Net Earnings (Loss)................................ $     (5) $     6 $         (13) $         (11)
                                                    ========  ======= =============  =============

                                    PART II

                  (INFORMATION NOT REQUIRED IN A PROSPECTUS)

                          UNDERTAKING TO FILE REPORTS

       Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.

RULE 484 UNDERTAKING

       The By-Laws of MONY Life Insurance Company of America provide, in
Article VI as follows:

       SECTION 1. NATURE OF INDEMNITY. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative, by reason of the fact that he or she is or was or has agreed to become a director or officer of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, and may indemnify any person who was or is a party or is threatened to be made a party to such an action, suit or proceeding by reason of the fact that he or she is or was or has agreed to become an employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her or on his or her behalf in connection with such action, suit or proceeding and any appeal therefrom, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding had no reasonable cause to believe his or her conduct was unlawful; except that in the case of an action or suit by or in the right of the Corporation to procure a judgment in its favor (1) such indemnification shall be limited to expenses (including attorneys' fees) actually and reasonably incurred by such person in the defense or settlement of such action or suit, and (2) no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

       The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of no contest or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

       SECTION 6. SURVIVAL; PRESERVATION OF OTHER RIGHTS. The foregoing indemnification provisions shall be deemed to be a contract between the Corporation and each director, officer, employee and agent who serves in any such capacity at any time while these provisions as well as the relevant provisions of Title 10, Arizona Revised Statutes are in effect and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any action, suit or proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a "contract right" may not be modified retroactively without the consent of such director, officer, employee or agent.

       The indemnification provided by this Article shall not be deemed exclusive of any other right to which those indemnified may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

       SECTION 7. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this By-Law.

       The directors and officers of MONY Life Insurance Company of America are insured under policies issued by X.L. Insurance Company, Zurich Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, St. Paul Travelers, Chubb Insurance Company and AXIS Insurance Company. The annual limit on such policies is $100 million, and the policies insure officers and directors against certain liabilities arising out of their conduct in such capacities.

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification for such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant, will (unless in the opinion of its counsel the matter has been settled by controlling precedent) submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATIONS RELATING TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940

       Registrant and MONY Life Insurance Company of America represent that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by MONY Life Insurance Company of America.

CONTENTS OF REGISTRATION STATEMENT

       This Registration Statement comprises the following papers and documents:

          The Facing Sheet.

          The Prospectus consisting of 204 pages.

          The undertaking to file reports.

          The signatures.

Written consents of the following persons:

       a. Opinion and consent of Counsel

       b. Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.

1. The following exhibits correspond to those required by paragraph A of the instructions as exhibits to Form N-8B2:

       (1) Resolution of the Board of Directors of MONY Life Insurance Company of America authorizing establishment of MONY America Variable Account L, incorporated herein by reference to post-effective amendment no. 22 to the registration statement on Form N-6 (File No. 333-06071) filed on April 30, 2003.

       (2) Not applicable.

       (3)(a) Wholesale Distribution Agreement dated April 1, 2005 by and Between MONY Life Insurance Company of America and MONY Securities Corporation and AXA Distributors, LLC, et al., incorporated herein by reference to the registration statement on Form S-3 (File No. 333-177419) filed on October 20, 2011.

       (b) Form of Brokerage General Agent Sales Agreement with Schedule and Amendment to Brokerage General Agent Sales Agreement among [Brokerage General Agent] and AXA Distributors, LLC, AXA Distributors Insurance Agency, LLC, AXA Distributors Insurance Agency of Alabama, LLC and AXA Distributors Insurance Agency of Massachusetts, LLC., incorporated herein by reference to Exhibit No. 3(i) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

       (c) Form of Wholesale Broker-Dealer Supervisory and Sales Agreement among [Broker-Dealer] and AXA Distributors, LLC., incorporated herein by reference to Exhibit No. 3(j) to registration statement (File No. 333-05593) on Form N-4, filed on April 20, 2005.

       (d) General Agent Sales Agreement, dated June 6, 2005, by and between MONY Life Insurance Company of America and AXA Network, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form S-1 (File No. 333-180068), filed on March 13, 2011.

       (d)(i) First Amendment dated as of August 1, 2006 to General Agent Sales Agreement by and between MONY Life Insurance Company of America and AXA Network, incorporated herein by reference to Exhibit (c)(9) to the Registration Statement on Form N-6 (File No. 333-134304) filed on March 1, 2012.

       (d)(ii) Second Amendment dated as of April 1, 2008 to General Agent Sales Agreement dated as of April 1, 2008 by and between MONY Life Insurance Company of America and AXA Network, LLC incorporated herein by reference to Exhibit (d) (ii) to the Registration Statement on Form S-1 (File No. 333-180068) filed on March 13, 2012.

       (e) Broker-Dealer Distribution and Servicing Agreement, dated June 6, 2005, MONY Life Insurance Company of America and AXA Advisors, LLC, incorporated herein by reference of post-effective amendment no. 3 to the registration statement Form S-1 (File No. 333-180068), filed on March 13, 2011.

       (4) Not applicable.

       (5) Form of policy, incorporated herein by reference to the registration statement on Form S-6 (File No. 33-82570) filed on August 8, 1994.

       (6)(a) Articles of Restatement of the Articles of Incorporation of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

       (6)(b) By-Laws of MONY Life Insurance Company of America (as Amended July 22, 2004), incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

       (7) Not applicable.

       (8)(a) Form of agreement to purchase shares, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

          (b) Amended and Restated Services Agreement between MONY Life Insurance Company of America and AXA Equitable Life Insurance Company dated as of February 1, 2005, incorporated herein by reference to Exhibit 10.2 to registration statement (File No. 333-65423) on Form 10-K, filed on March 31, 2005.

          (c) Participation Agreement among EQ Advisors Trust, MONY Life Insurance Company of America, AXA Distributors, LLC and AXA Advisors, LLC, incorporated herein by reference to the registration statement on Form N-4 (File No. 333-72632) filed on April 22, 2005.

          (d) Participation Agreement dated January 1, 1997 between Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

      (i) Amendment to Fund Participation Agreement dated May 15, 2002 by and between the Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), Dreyfus Investment Portfolios, MONY Life Insurance Company of America, and MONY Life Insurance Company, incorporated herein by reference to the registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

          (e) Participation Agreement dated July 12, 2000 between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to post-effective amendment no. 21 to the registration statement on Form S-6 (File No. 333-06071) filed on May 31, 2002.

      (i) Amendment to Participation Agreement dated May 1, 2003, between Janus Aspen Series and MONY Life Insurance Company of America, incorporated herein by reference to registration statement on Form S-6 (File No. 333-56969) filed on April 26, 2012.

       (9) Form of Reinsurance Agreement among Continental Assurance Company, MONY Life Insurance Company and MONY Life Insurance Company of America, incorporated herein by reference to registration statement (File
No. 333-104162) filed on April 28, 2005.

       (10)(a) Application Form for Flexible Premium Variable Universal Life insurance Policy, incorporated herein by reference to pre-effective amendment no. 1 to the registration statement on Form S-6 (File No. 33-72596) filed on December 7, 2001.

          (b) Form of Application for Life Insurance (Form AMIGV-2005), incorporated herein by reference to the initial registration statement on Form N-6 (File No. 333-134304) filed on May 19, 2006.

       (11) Code of Ethics for Operation of MONY Life Insurance Company and its Subsidiaries, incorporated herein by reference to post-effective amendment no. 12 to the registration statement on Form S-6 (File No. 33-82570) filed on February 27, 2002.

2. Opinion and consent of Dodie Kent, Vice President and Associate General Counsel, filed herewith.

3.   No financial statements have been omitted from the prospectus.

4.   Not applicable.

5.   Not applicable.

6.   Powers of Attorney, filed herewith.

7.   Consent of PricewaterhouseCoopers LLP, filed herewith.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it meets all the requirements for effectiveness of this Amendment to the Registration Statement under the Securities Act of 1933 and have duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on this 26th day of April, 2012.

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 26, 2012.

                                     MONY America Variable Account L of
                                     MONY Life Insurance Company of America
                                                (Registrant)

                                     By:  MONY Life Insurance Company of America
                                                       (Depositor)

                                     By:  /s/ Dodie Kent
                                          -----------------------------------
                                          Dodie Kent
                                          Vice President and Associate
                                          General Counsel

*By: /s/ Dodie Kent
----------------------------
     Dodie Kent, Attorney-in-Fact
     Pursuant to Power of Attorney

                                  SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 26th day of April, 2012.

                            AXA EQUITABLE LIFE INSURANCE COMPANY (DEPOSITOR)

                            By:  /s/ Dodie Kent
                                 ---------------------------------------
                                 Dodie Kent
                                 Vice President and Associate General Counsel

       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                            Chairman of the Board, Chief
                                         Executive Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Bertrand Poupart-Lafarge                Executive Vice President, Chief
                                         Investment Officer, Treasurer and
                                         interim Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan                        Executive Vice President (acting
                                         Principal Accounting Officer)

*DIRECTORS:

Mark Pearson            Danny L. Hale        Ramon de Oliveira
Henri de Castries       Anthony J. Hamilton  Lorie A. Slutsky
Denis Duverne           Peter S. Kraus       Ezra Suleiman
Charlynn Goins          Andrew J. McMahon    Richard C. Vaughan

*By:  /s/ Dodie Kent
      -------------------------
      Dodie Kent
      Attorney-in-Fact
      April 26, 2012

                                 EXHIBIT INDEX

EXHIBIT NO.                                                       TAG VALUES
-----------                                                       ----------

    2        Opinion and consent of Dodie Kent                     EX-99.2

    6        Powers of Attorney                                    EX-99.6

    7        Consent of PricewaterhouseCoopers LLP, independent    EX-99.7
             registered public accounting firm